UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04492

MFS SERIES TRUST X

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: May 31*

Date of reporting period: May 31, 2012

*	This Form N-CSR pertains to the following series of the Registrant: MFS Absolute Return Fund, MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Emerging Markets Equity Fund, MFS Global Bond Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International Value Fund and MFS Moderate Allocation Fund. The remaining series of the Registrant have a fiscal year end of July 31.

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® Emerging Markets Equity Fund

ANNUAL REPORT

May 31, 2012

FEM-ANN

MFS® EMERGING MARKETS EQUITY FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

World financial markets remain a venue of uncertainty. The focus has shifted most recently to the eurozone, where policymakers are attempting to develop a plan that will help debt-laden countries and prevent their woes from spreading across the region. Volatility is likely to continue as investors test the resolve of European officials to make the tough decisions needed to solve the crisis.

The U.S. economy is experiencing a period of growth. However, markets have been jittery in reaction to events in Europe and ahead of the U.S. presidential election. Voters in the United States are watching the economy closely and waiting to see if Congress agrees to cut the budget and extend the Bush administration tax cuts. Failure to do so could ultimately send the U.S. economy back into recession.

Amid this global uncertainty, managing risk becomes a top priority for investors and their advisors. At MFS® our global research platform is designed to ensure the smooth functioning of our investment process in all business climates. Through this integrated approach, our investment staff shares ideas and evaluates opportunities across geographies, across both fundamental and quantitative disciplines, and across companies’ entire capital structure. We employ this uniquely collaborative approach to build better insights for our clients.

Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so that the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

We, like our investors, are mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to emphasize the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with investment advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

July 17, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Samsung Electronics Co. Ltd.	5.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.1%
Mr. Price Group Ltd.	2.0%
China Construction Bank	1.7%
Siliconware Precision Industries Co. Ltd.	1.7%
Sberbank of Russia	1.7%
MTN Group Ltd.	1.7%
Hon Hai Precision Industry Co. Ltd.	1.7%
Naspers Ltd.	1.6%
Kia Motors Corp.	1.6%

Equity sectors
Financial Services	22.5%
Technology	15.3%
Retailing	11.8%
Utilities & Communications	9.9%
Energy	8.2%
Basic Materials	7.5%
Autos & Housing	5.0%
Special Products & Services	4.8%
Consumer Staples	4.5%
Leisure	3.5%
Industrial Goods & Services	2.9%
Health Care	1.6%
Transportation	0.8%

Issuer country weightings (x)
Brazil	17.2%
China	11.4%
South Korea	10.8%
Taiwan	9.4%
India	8.1%
South Africa	7.6%
Hong Kong	5.9%
Mexico	5.4%
Russia	5.3%
Other Countries	18.9%

2

Portfolio Composition – continued

Currency exposure weightings (y)
Hong Kong Dollar	17.8%
Brazilian Real	17.2%
South Korean Won	10.8%
Taiwan Dollar	9.4%
United States Dollar	8.7%
Indian Rupee	8.1%
South African Rand	7.6%
Mexican Peso	5.4%
Indonesian Rupiah	2.5%
Other Currencies	12.5%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s total net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s total net assets.

Percentages are based on net assets as of 5/31/12.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2012, Class A shares of the MFS Emerging Markets Equity Fund (the “fund”) provided a total return of –18.88%, at net asset value. This compares with a return of –20.06% for the fund’s benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index.

Market Environment

Prior to the beginning of the reporting period, looser U.S. monetary and fiscal policy fostered a sharp rebound in market risk sentiment. By the beginning of the period, global macroeconomic conditions had begun to weaken and renewed concerns surrounding eurozone sovereign debt arose, causing the recovery in asset valuations to plateau.

During the middle of the reporting period, worries about U.S. sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply and credit spreads widened. At the same time, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows.

Later in the period, however, additional liquidity from the U.S. Federal Reserve (in the form of “Operation Twist”) and the European Central Bank (in the form of 3-year, Longer Term Refinancing Operations, or LTROs), coupled with improved global macroeconomic conditions, ushered in improved market dynamics. At the end of the period, though, weaker global growth data, along with greater perceived risks concerning several core and peripheral eurozone economies, appeared to have renewed a more cautious stance among investors.

Contributors to Performance

Stock selection in the retailing sector was a primary contributor to performance relative to the MSCI Emerging Markets Index. The fund’s holdings of apparel retailer Mr. Price Group (b) (South Africa) and footwear company Stella International Holding (b) (Hong Kong) aided relative results as both stocks outperformed the benchmark during the reporting period. The fund’s overweight position in convenience store operator CP ALL PLC (Thailand) also supported relative performance. Shares of Mr. Price Group rose steadily throughout the reporting period driven by sales growth within their apparel and homeware divisions. Additionally, management attributed the company’s increased operating profits to improved sales performance and beneficial cost controls.

Stock selection in the technology and special products & services sectors was another positive factor for relative results. Holdings of South Korean microchip and electronics manufacturer Samsung Electronics, semiconductor manufacturer Taiwan Semiconductor (Taiwan), and Hong Kong-based conglomerate First Pacific (b) were among the fund’s top relative contributors during the reporting period. The stock price of Samsung Electronics rose as the company benefited from strong revenues driven by increased domestic demand for the company’s smartphones and tablets.

4

Management Review – continued

Stocks in other sectors that benefited relative returns included resort and casino operator Sands China (b) (Macau), water treatment company Manila Water Company (b) (Philippines), and financial services firm Bangkok Bank (Thailand). Shares of Sands China appreciated due to strong performance from their two retail malls in Cotai, increased market share, and the declaration of a special dividend during the reporting period.

The fund’s cash and cash equivalents position was another contributor to relative performance. The fund strives to be fully invested and only holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

Detractors from Performance

Stock selection in the energy sector dampened relative performance. Holdings of poor-performing diversified energy firm Lamprell (b) (United Arab Emirates) and integrated oil and gas company Bankers Petroleum (b) (Canada) hurt relative returns. The fund’s overweight position in petrochemical firm Reliance Industries (India) also dampened relative performance. Shares of Lamprell plummeted late in the reporting period as the company reported execution problems related to the delivery of its jack-ups rigs and liftboats that negatively affected its financial performance. The company cited cost over-runs, delayed deliverables to clients, and delayed delivery of specialized equipment as the primary reasons for poor performance.

Stocks in other sectors that were among the fund’s top relative detractors included Austrian financial services company Erste Group Bank (b), telecommunications company China Unicom (Hong Kong), wireless telecommunications firm China Mobile (China), steel products manufacturer and distributor Steel Authority of India (India), Brazilian medical diagnostics company Diagnosticos Da America, financial services firm Komercni Banka (Czech Republic), and post-secondary education company Anhanguera Educacional Participacoes (Brazil).

Respectfully,

Jose Luis Garcia	Robert Lau
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 5/31/12

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 5/31/12

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	10/24/95	(18.88)%	(1.46)%	11.26%	N/A
B	10/24/95	(19.48)%	(2.16)%	10.53%	N/A
C	6/27/96	(19.49)%	(2.15)%	10.53%	N/A
I	1/02/97	(18.68)%	(1.18)%	11.64%	N/A
R1	10/01/08	(19.49)%	N/A	N/A	4.24%
R2	10/01/08	(19.07)%	N/A	N/A	4.77%
R3	10/01/08	(18.86)%	N/A	N/A	5.03%
R4	10/01/08	(18.66)%	N/A	N/A	5.29%
Comparative benchmark
MSCI Emerging Markets Index (f)		(20.06)%	0.37%	13.10%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(23.55)%	(2.62)%	10.60%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		(22.70)%	(2.45)%	10.53%	N/A
C With CDSC (1% for 12 months) (x)		(20.29)%	(2.15)%	10.53%	N/A

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI Emerging Markets Index – a market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the

7

Performance Summary – continued

life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Class R5 was funded, with MFS seed money on May 31, 2012 and commenced operations on June 1, 2012; therefore no performance information is shown.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

December 1, 2011 through May 31, 2012

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2011 through May 31, 2012.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/11	Ending Account Value 5/31/12	Expenses Paid During Period (p) 12/01/11-5/31/12
A	Actual	1.66%	$1,000.00	$981.54	$8.22
	Hypothetical (h)	1.66%	$1,000.00	$1,016.70	$8.37
B	Actual	2.41%	$1,000.00	$977.74	$11.92
	Hypothetical (h)	2.41%	$1,000.00	$1,012.95	$12.13
C	Actual	2.41%	$1,000.00	$977.99	$11.92
	Hypothetical (h)	2.41%	$1,000.00	$1,012.95	$12.13
I	Actual	1.41%	$1,000.00	$982.67	$6.99
	Hypothetical (h)	1.41%	$1,000.00	$1,017.95	$7.11
R1	Actual	2.41%	$1,000.00	$977.62	$11.92
	Hypothetical (h)	2.41%	$1,000.00	$1,012.95	$12.13
R2	Actual	1.91%	$1,000.00	$980.36	$9.46
	Hypothetical (h)	1.91%	$1,000.00	$1,015.45	$9.62
R3	Actual	1.66%	$1,000.00	$981.70	$8.22
	Hypothetical (h)	1.66%	$1,000.00	$1,016.70	$8.37
R4	Actual	1.41%	$1,000.00	$982.82	$6.99
	Hypothetical (h)	1.41%	$1,000.00	$1,017.95	$7.11

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

5/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.3%
Issuer	Shares/Par	Value ($)

Aerospace - 0.5%
Embraer S.A., ADR	101,550	$2,863,705

Airlines - 0.8%
Copa Holdings S.A., “A”	22,730	$1,887,045
Grupo Aeroportuario del Sureste S.A. de C.V., ADR	48,120	3,446,354

		$5,333,399
Alcoholic Beverages - 1.1%
Companhia de Bebidas das Americas, ADR	172,820	$6,627,647

Apparel Manufacturers - 4.9%
Arezzo Industria e Comercio S.A.	223,620	$3,270,838
Cia.Hering S.A.	90,300	1,875,980
Li & Fung Ltd.	3,908,000	7,169,949
O’Key Group S.A., GDR	989,450	6,886,572
Stella International Holdings	3,349,500	8,518,805
Top Glove Corp.	2,211,200	3,116,281

		$30,838,425
Automotive - 3.4%
Geely Automobile Holdings Ltd.	11,220,000	$4,049,228
Guangzhou Automobile Group Co. Ltd., “H” (a)	3,008,000	2,542,640
Kia Motors Corp.	148,020	10,044,301
Mando Corp.	33,937	4,623,550

		$21,259,719
Brokerage & Asset Managers - 2.1%
BM&F Bovespa S.A.	1,180,900	$5,591,688
Bolsa Mexicana de Valores S.A. de C.V.	2,136,000	3,746,507
CETIP S.A.-Balcao Organizado de Ativos e Derivativos	243,700	3,516,211

		$12,854,406
Business Services - 2.7%
Cielo S.A.	67,564	$1,825,737
Infosys Technologies Ltd., ADR	188,330	7,928,693
LPS Brasil-Consultoria de Imoveis S.A.	219,800	4,010,531
Multiplus S.A.	94,500	2,169,398

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Business Services - continued
Redecard S.A.	81,700	$1,255,770

		$17,190,129
Cable TV - 2.4%
Dish TV India Ltd. (a)	4,731,936	$4,844,606
Naspers Ltd.	190,410	10,100,139

		$14,944,745
Computer Software - 0.2%
Totvs S.A.	85,800	$1,552,768

Computer Software-Systems - 3.4%
Asustek Computer, Inc.	685,000	$6,861,934
Hon Hai Precision Industry Co. Ltd.	3,546,645	10,350,252
NICE Systems Ltd., ADR (a)	101,580	3,766,586

		$20,978,772
Conglomerates - 0.8%
Alfa S.A de C.V., “A”	92,250	$1,155,584
First Pacific Co. Ltd.	3,528,000	3,636,387

		$4,791,971
Construction - 1.6%
Anhui Conch Cement Co. Ltd.	1,245,000	$3,821,319
Corporacion GEO S.A.B. de C.V., “B” (a)	931,750	890,831
Corporacion Moctezuma S.A. de C.V.	783,600	1,665,468
PDG Realty S.A.	1,020,600	1,700,283
Urbi Desarrollos Urbanos S.A. de C.V. (a)	2,183,290	1,874,408

		$9,952,309
Consumer Products - 1.7%
Dabur India Ltd.	3,624,050	$6,730,863
Hengan International Group Co. Ltd.	274,000	2,621,190
Kimberly-Clark de Mexico S.A. de C.V., “A”	932,310	1,623,561

		$10,975,614
Consumer Services - 1.3%
Abril Educacao S.A., IEU	128,310	$1,813,778
Anhanguera Educacional Participacoes S.A.	182,700	2,165,025
Estacio Participacoes S.A.	154,750	1,941,233
Kroton Educacional S.A. (a)	32,052	59,283
Kroton Educacional S.A., IEU (a)	132,044	1,957,565

		$7,936,884

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Electrical Equipment - 0.2%
Crompton Greaves Ltd.	706,199	$1,400,138

Electronics - 10.6%
Samsung Electronics Co. Ltd.	30,757	$31,509,611
Seoul Semiconductor Co. Ltd.	123,016	2,377,105
Siliconware Precision Industries Co. Ltd.	9,892,000	10,770,906
Taiwan Semiconductor Manufacturing Co. Ltd.	6,786,695	19,349,630
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	156,909	2,154,361

		$66,161,613
Energy - Independent - 4.4%
Bankers Petroleum Ltd. (a)	546,447	$1,089,878
China Shenhua Energy Co. Ltd.	1,388,500	4,862,669
CNOOC Ltd.	3,176,000	5,729,896
INPEX Corp.	868	4,989,942
Reliance Industries Ltd.	686,733	8,602,950
Turkiye Petrol Rafinerileri A.S.	130,023	2,422,101

		$27,697,436
Energy - Integrated - 2.9%
OAO Gazprom, ADR	1,018,870	$9,015,323
Petroleo Brasileiro S.A., ADR	455,370	8,907,037

		$17,922,360
Food & Beverages - 1.7%
Arca Continental S.A.B de C.V.	327,892	$1,623,900
M. Dias Branco S.A. Industria e Comercio de Alimentos	165,200	4,566,477
Tiger Brands Ltd.	146,728	4,182,022

		$10,372,399
Food & Drug Stores - 2.6%
CP All PLC	3,089,700	$3,326,174
Dairy Farm International Holdings Ltd.	386,100	4,047,377
E-Mart Co. Ltd.	31,410	7,025,834
Raia Drogasil S.A.	190,700	1,763,421

		$16,162,806
Gaming & Lodging - 0.8%
Minor International PLC	2,952,400	$1,206,387
Sands China Ltd.	503,600	1,715,219
Shangri-La Asia Ltd.	1,228,000	2,414,373

		$5,335,979

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
General Merchandise - 3.7%
Bim Birlesik Magazalar A.S.	49,639	$2,009,784
Clicks Group Ltd.	1,268,610	7,003,318
Lojas Renner S.A.	58,800	1,695,327
Mr. Price Group Ltd.	1,015,627	12,482,024

		$23,190,453
Health Maintenance Organizations - 0.3%
OdontoPrev S.A.	317,900	$1,702,318

Insurance - 1.8%
Brazil Insurance Participacoes e Administracao S.A.	525,500	$4,455,488
China Pacific Insurance Co. Ltd.	2,401,200	7,125,107

		$11,580,595
Machinery & Tools - 2.2%
BEML Ltd.	98,639	$755,985
Glory Ltd.	144,100	2,757,512
Sinotruk Hong Kong Ltd.	6,647,000	3,676,460
Thermax Ltd.	204,155	1,627,751
TK Corp. (a)	241,328	4,682,407

		$13,500,115
Major Banks - 2.6%
Bank of China Ltd.	24,461,000	$9,402,692
Standard Chartered PLC	342,181	6,937,344

		$16,340,036
Medical & Health Technology & Services - 0.9%
Diagnosticos da America S.A.	311,900	$2,188,256
Fleury S.A.	279,000	3,339,396

		$5,527,652
Metals & Mining - 5.7%
Companhia Siderurgica Nacional S.A., ADR	209,760	$1,359,245
Gerdau S.A., ADR	581,850	4,625,708
Grupo Mexico S.A.B. de C.V., “B”	925,606	2,434,278
Iluka Resources Ltd.	207,865	2,693,998
Maanshan Iron & Steel Co. Ltd. (a)	4,726,000	1,141,571
Mining & Metallurgical Co. Norilsk Nickel, ADR	234,522	3,497,457
MOIL Ltd.	555,270	2,740,878
Steel Authority of India Ltd.	3,453,524	5,819,337
Ternium S.A., ADR	110,520	2,093,249

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Metals & Mining - continued
Vale S.A., ADR	520,270	$9,526,144

		$35,931,865
Network & Telecom - 1.1%
HTC Corp.	158,842	$2,281,968
VTech Holdings Ltd.	440,100	4,825,391

		$7,107,359
Oil Services - 0.9%
Lamprell PLC	1,555,170	$2,432,232
Tenaris S.A., ADR	109,600	3,417,328

		$5,849,560
Other Banks & Diversified Financials - 14.3%
Banco Santander Chile, ADR	18,470	$1,374,907
Banco Santander S.A., IEU	522,100	4,219,565
Bancolombia S.A., ADR	23,620	1,398,540
Bangkok Bank Public Co. Ltd.	1,346,900	7,925,198
Bank Negara Indonesia PT	13,022,000	5,116,598
China Construction Bank	15,607,490	10,794,651
Chinatrust Financial Holding Co. Ltd.	7,658,602	4,272,170
CIMB Group Holdings Berhad	1,729,800	4,085,253
Credicorp Ltd.	44,580	5,562,247
CSU Cardsystem S.A.	217,440	388,122
Erste Group Bank AG (a)	111,325	1,944,261
Grupo Financiero Banorte S.A. de C.V.	440,900	1,970,350
Hana Financial Group, Inc.	227,980	7,185,644
Housing Development Finance Corp. Ltd.	333,509	3,876,983
ICICI Bank Ltd.	456,021	6,337,522
Itau Unibanco Holding S.A., ADR	146,021	2,112,924
Komercni Banka A.S.	50,436	7,518,133
Sberbank of Russia	4,208,340	10,592,000
Turkiye Garanti Bankasi A.S.	838,466	2,699,223

		$89,374,291
Pharmaceuticals - 0.4%
Genomma Lab Internacional S.A., “B” (a)	1,554,400	$2,724,224

Precious Metals & Minerals - 0.6%
Gold Fields Ltd.	273,498	$3,643,418

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Real Estate - 1.7%
Asian Property Development PLC	10,861,400	$2,355,608
Brasil Brokers Participacoes	1,113,500	3,296,028
Hang Lung Properties Ltd.	1,500,000	4,760,039

		$10,411,675
Restaurants - 0.3%
Ajisen China Holdings Ltd.	2,083,000	$1,701,036

Specialty Chemicals - 1.2%
Chugoku Marine Paints Ltd.	611,000	$2,853,095
Formosa Plastics Corp.	1,059,000	2,770,970
Mexichem S.A.B de C.V.	467,500	1,624,010

		$7,248,075
Specialty Stores - 0.6%
GOME Electrical Appliances Holdings Ltd.	9,832,000	$1,535,642
PT Mitra Adiperkasa Tbk	2,632,500	1,954,397

		$3,490,039
Telecommunications - Wireless - 4.5%
America Movil S.A.B. de C.V., “L”, ADR	374,620	$8,826,047
China Mobile Ltd.	361,000	3,657,887
Mobile TeleSystems OJSC, ADR	191,695	3,189,805
MTN Group Ltd.	652,459	10,369,697
TIM Participacoes S.A., ADR	84,239	2,059,644

		$28,103,080
Telephone Services - 2.9%
China Unicom (Hong Kong) Ltd.	1,422,000	$1,953,027
China Unicom (Hong Kong) Ltd., ADR	470,720	6,467,693
Empresa Nacional de Telecomunicaciones S.A.	69,593	1,237,299
PT XL Axiata Tbk	13,708,500	8,604,271

		$18,262,290
Utilities - Electric Power - 2.5%
Aguas Andinas S.A.	4,403,285	$2,555,422
Companhia Energetica de Minas Gerais, IPS	119,250	2,080,083
Energias do Brasil S.A.	470,000	3,006,173
Enersis S.A., ADR	116,440	2,002,768
Manila Water Co., Inc.	6,516,000	3,699,464
Tractebel Energia S.A.	133,050	2,206,670

		$15,550,580
Total Common Stocks (Identified Cost, $614,128,701)		$614,391,885

16

Portfolio of Investments – continued

Rights - 0.0%

Issuer	Strike Price		First Exercise	Shares/Par	Value ($)

Brokerage & Asset Managers - 0.0%
CETIP S.A. Balcao (1 share for 1 right) (a)	BRL	26.71	6/30/12	143	$177

Money Market Funds - 1.0%
MFS Institutional Money Market Portfolio, 0.13%, at Cost and Net Asset Value (v)				6,230,951	$6,230,951
Total Investments (Identified Cost, $620,359,652)					$620,623,013

Other Assets, Less Liabilities - 0.7%					4,464,428
Net Assets - 100.0%					$625,087,441

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
GDR	Global Depository Receipt
IEU	International Equity Unit
IPS	International Preference Stock
PLC	Public Limited Company

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

BRL	Brazilian Real

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/12

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $614,128,701)	$614,392,062
Underlying affiliated funds, at cost and value	6,230,951
Total investments, at value (identified cost, $620,359,652)	$620,623,013
Cash	87,075
Foreign currency, at value (identified cost, $686,466)	672,791
Receivables for
Investments sold	806,914
Fund shares sold	3,223,215
Interest and dividends	2,229,678
Other assets	3,606
Total assets	$627,646,292
Liabilities
Payables for
Investments purchased	$800,302
Fund shares reacquired	588,469
Payable to affiliates
Investment adviser	36,223
Shareholder servicing costs	452,022
Distribution and service fees	6,716
Payable for independent Trustees’ compensation	2,257
Deferred country tax expense payable	430,313
Accrued expenses and other liabilities	242,549
Total liabilities	$2,558,851
Net assets	$625,087,441
Net assets consist of
Paid-in capital	$628,244,837
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $430,313 deferred country tax)	(235,100)
Accumulated net realized gain (loss) on investments and foreign currency	(8,728,303)
Undistributed net investment income	5,806,007
Net assets	$625,087,441
Shares of beneficial interest outstanding	22,262,969

18

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$225,253,039	8,157,689	$27.61
Class B	19,492,870	752,319	25.91
Class C	44,966,664	1,775,285	25.33
Class I	326,883,286	11,267,071	29.01
Class R1	283,282	11,182	25.33
Class R2	514,319	20,076	25.62
Class R3	3,584,466	130,415	27.48
Class R4	4,009,515	145,485	27.56
Class R5	100,000	3,447	29.01

Shares outstanding are rounded for presentation purposes.

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $29.29 [100 / 94.25 x $27.61]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4 and R5.

See Notes to Financial Statements

19

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/12

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$19,349,890
Dividends from underlying affiliated funds	5,263
Foreign taxes withheld	(1,563,063)
Total investment income	$17,792,090
Expenses
Management fee	$6,993,286
Distribution and service fees	1,422,543
Shareholder servicing costs	1,482,857
Administrative services fee	110,239
Independent Trustees’ compensation	18,985
Custodian fee	595,780
Shareholder communications	45,114
Audit and tax fees	73,615
Legal fees	10,077
Miscellaneous	204,312
Total expenses	$10,956,808
Fees paid indirectly	(152)
Reduction of expenses by investment adviser	(2,773)
Net expenses	$10,953,883
Net investment income	$6,838,207
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $46,181 country tax)	$35,308,290
Foreign currency	(767,970)
Net realized gain (loss) on investments and foreign currency	$34,540,320
Change in unrealized appreciation (depreciation)
Investments (net of $156,574 decrease in deferred country tax)	$(187,043,064)
Translation of assets and liabilities in foreign currencies	(77,464)
Net unrealized gain (loss) on investments and foreign currency translation	$(187,120,528)
Net realized and unrealized gain (loss) on investments and foreign currency	$(152,580,208)
Change in net assets from operations	$(145,742,001)

See Notes to Financial Statements

20

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended 5/31
	2012	2011
Change in net assets
From operations
Net investment income	$6,838,207	$4,877,845
Net realized gain (loss) on investments and foreign currency	34,540,320	49,519,306
Net unrealized gain (loss) on investments and foreign currency translation	(187,120,528)	110,840,701
Change in net assets from operations	$(145,742,001)	$165,237,852
Distributions declared to shareholders
From net investment income	$(3,650,157)	$(2,011,038)
Change in net assets from fund share transactions	$(4,178,515)	$141,720,710
Total change in net assets	$(153,570,673)	$304,947,524
Net assets
At beginning of period	778,658,114	473,710,590
At end of period (including undistributed net investment income of $5,806,007 and $3,432,108, respectively)	$625,087,441	$778,658,114

See Notes to Financial Statements

21

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 5/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$34.22	$26.43	$21.63	$43.48	$40.40
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.22	$0.17	$0.36	$0.54
Net realized and unrealized gain (loss) on investments and foreign currency	(6.76)	7.64	4.93	(19.10)	8.19
Total from investment operations	$(6.47)	$7.86	$5.10	$(18.74)	$8.73
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.07)	$(0.30)	$(0.28)	$(0.37)
From net realized gain on investments	—	—	—	(2.83)	(5.28)
Total distributions declared to shareholders	$(0.14)	$(0.07)	$(0.30)	$(3.11)	$(5.65)
Net asset value, end of period (x)	$27.61	$34.22	$26.43	$21.63	$43.48
Total return (%) (r)(s)(t)(x)	(18.88)	29.76	23.57	(41.16)	21.41
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.66	1.71	1.84	1.98	1.79
Expenses after expense reductions (f)	1.66	1.71	1.84	1.98	1.79
Net investment income	0.97	0.71	0.67	1.51	1.24
Portfolio turnover	28	36	66	93	99
Net assets at end of period (000 omitted)	$225,253	$294,564	$224,420	$192,040	$385,378

See Notes to Financial Statements

22

Financial Highlights – continued

Class B	Years ended 5/31
	2012	2011		2010	2009	2008
Net asset value, beginning of period	$32.18	$24.98		$20.46	$41.43	$38.70
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$(0.01)		$(0.02)	$0.19	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	(6.33)	7.21		4.66	(18.21)	7.83
Total from investment operations	$(6.27)	$7.20		$4.64	$(18.02)	$8.07
Less distributions declared to shareholders
From net investment income	$—	$—		$(0.12)	$(0.12)	$(0.06)
From net realized gain on investments	—	—		—	(2.83)	(5.28)
Total distributions declared to shareholders	$—	$—		$(0.12)	$(2.95)	$(5.34)
Net asset value, end of period (x)	$25.91	$32.18		$24.98	$20.46	$41.43
Total return (%) (r)(s)(t)(x)	(19.48)	28.82		22.68	(41.58)	20.62
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.42	2.46		2.59	2.63	2.43
Expenses after expense reductions (f)	2.41	2.46		2.59	2.63	2.43
Net investment income (loss)	0.21	(0.02)		(0.09)	0.83	0.57
Portfolio turnover	28	36		66	93	99
Net assets at end of period (000 omitted)	$19,493	$30,375		$26,517	$24,169	$62,039

Class C	Years ended 5/31
	2012	2011		2010	2009	2008
Net asset value, beginning of period	$31.46	$24.42		$20.05	$40.75	$38.18
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.00	(w)	$(0.02)	$0.19	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	(6.20)	7.04		4.56	(17.92)	7.74
Total from investment operations	$(6.13)	$7.04		$4.54	$(17.73)	$7.98
Less distributions declared to shareholders
From net investment income	$—	$—		$(0.17)	$(0.14)	$(0.13)
From net realized gain on investments	—	—		—	(2.83)	(5.28)
Total distributions declared to shareholders	$—	$—		$(0.17)	$(2.97)	$(5.41)
Net asset value, end of period (x)	$25.33	$31.46		$24.42	$20.05	$40.75
Total return (%) (r)(s)(t)(x)	(19.49)	28.83		22.63	(41.55)	20.64
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.42	2.46		2.59	2.64	2.44
Expenses after expense reductions (f)	2.41	2.46		2.59	2.64	2.44
Net investment income (loss)	0.24	0.00	(w)	(0.08)	0.85	0.58
Portfolio turnover	28	36		66	93	99
Net assets at end of period (000 omitted)	$44,967	$70,264		$54,194	$38,066	$87,958

See Notes to Financial Statements

23

Financial Highlights – continued

Class I	Years ended 5/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$35.96	$27.75	$22.70	$45.33	$41.89
Income (loss) from investment operations
Net investment income (d)	$0.39	$0.31	$0.25	$0.45	$0.72
Net realized and unrealized gain (loss) on investments and foreign currency	(7.11)	8.04	5.18	(19.90)	8.51
Total from investment operations	$(6.72)	$8.35	$5.43	$(19.45)	$9.23
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.14)	$(0.38)	$(0.35)	$(0.51)
From net realized gain on investments	—	—	—	(2.83)	(5.28)
Total distributions declared to shareholders	$(0.23)	$(0.14)	$(0.38)	$(3.18)	$(5.79)
Net asset value, end of period (x)	$29.01	$35.96	$27.75	$22.70	$45.33
Total return (%) (r)(s)(x)	(18.68)	30.10	23.90	(41.00)	21.86
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.41	1.46	1.59	1.66	1.43
Expenses after expense reductions (f)	1.41	1.46	1.59	1.66	1.43
Net investment income	1.23	0.94	0.93	1.88	1.58
Portfolio turnover	28	36	66	93	99
Net assets at end of period (000 omitted)	$326,883	$373,214	$161,500	$142,484	$181,405

Class R1	Years ended 5/31
	2012	2011	2010	2009 (i)
Net asset value, beginning of period	$31.46	$24.47	$20.18	$26.44
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$(0.07)	$(0.01)	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(6.21)	7.12	4.58	(3.15	)(g)
Total from investment operations	$(6.13)	$7.05	$4.57	$(3.08)
Less distributions declared to shareholders
From net investment income	$—	$(0.06)	$(0.28)	$(0.35)
From net realized gain on investments	—	—	—	(2.83)
Total distributions declared to shareholders	$—	$(0.06)	$(0.28)	$(3.18)
Net asset value, end of period (x)	$25.33	$31.46	$24.47	$20.18
Total return (%) (r)(s)(x)	(19.49)	28.82	22.63	(8.44	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.41	2.45	2.59	2.79	(a)
Expenses after expense reductions (f)	2.41	2.45	2.59	2.79	(a)
Net investment income (loss)	0.27	(0.22)	(0.03)	0.65	(a)
Portfolio turnover	28	36	66	93
Net assets at end of period (000 omitted)	$283	$316	$144	$92

See Notes to Financial Statements

24

Financial Highlights – continued

Class R2	Years ended 5/31
	2012	2011	2010	2009 (i)
Net asset value, beginning of period	$31.81	$24.64	$20.25	$26.44
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.14	$0.14	$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	(6.25)	7.11	4.57	(3.14	)(g)
Total from investment operations	$(6.07)	$7.25	$4.71	$(3.01)
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.08)	$(0.32)	$(0.35)
From net realized gain on investments	—	—	—	(2.83)
Total distributions declared to shareholders	$(0.12)	$(0.08)	$(0.32)	$(3.18)
Net asset value, end of period (x)	$25.62	$31.81	$24.64	$20.25
Total return (%) (r)(s)(x)	(19.07)	29.45	23.26	(8.14	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.92	1.96	2.09	2.29	(a)
Expenses after expense reductions (f)	1.92	1.96	2.09	2.29	(a)
Net investment income	0.66	0.49	0.58	1.18	(a)
Portfolio turnover	28	36	66	93
Net assets at end of period (000 omitted)	$514	$555	$251	$101

Class R3	Years ended 5/31
	2012	2011	2010	2009 (i)
Net asset value, beginning of period	$34.06	$26.28	$21.55	$27.82
Income (loss) from investment operations
Net investment income (d)	$0.28	$0.23	$0.16	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	(6.72)	7.59	4.93	(3.27	)(g)
Total from investment operations	$(6.44)	$7.82	$5.09	$(3.09)
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.04)	$(0.36)	$(0.35)
From net realized gain on investments	—	—	—	(2.83)
Total distributions declared to shareholders	$(0.14)	$(0.04)	$(0.36)	$(3.18)
Net asset value, end of period (x)	$27.48	$34.06	$26.28	$21.55
Total return (%) (r)(s)(x)	(18.89)	29.77	23.59	(8.01	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.72	1.84	2.02	(a)
Expenses after expense reductions (f)	1.67	1.72	1.84	2.02	(a)
Net investment income	0.94	0.73	0.63	1.59	(a)
Portfolio turnover	28	36	66	93
Net assets at end of period (000 omitted)	$3,584	$4,952	$5,261	$4,553

See Notes to Financial Statements

25

Financial Highlights – continued

Class R4	Years ended 5/31
	2012	2011	2010	2009 (i)
Net asset value, beginning of period	$34.17	$26.38	$21.59	$27.82
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.33	$0.26	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	(6.75)	7.60	4.91	(3.27	)(g)
Total from investment operations	$(6.38)	$7.93	$5.17	$(3.05)
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.14)	$(0.38)	$(0.35)
From net realized gain on investments	—	—	—	(2.83)
Total distributions declared to shareholders	$(0.23)	$(0.14)	$(0.38)	$(3.18)
Net asset value, end of period (x)	$27.56	$34.17	$26.38	$21.59
Total return (%) (r)(s)(x)	(18.66)	30.07	23.92	(7.85	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.41	1.45	1.58	1.80	(a)
Expenses after expense reductions (f)	1.41	1.45	1.58	1.80	(a)
Net investment income	1.24	1.03	0.98	1.84	(a)
Portfolio turnover	28	36	66	93
Net assets at end of period (000 omitted)	$4,010	$4,418	$1,424	$202

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception October 1, 2008 through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

Class R5 was funded, with MFS seed money on May 31, 2012 and commenced operations on June 1, 2012; therefore no financial highlight information is shown.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Emerging Markets Equity Fund (the fund) is a series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at

27

Notes to Financial Statements – continued

issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published

28

Notes to Financial Statements – continued

prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
Brazil	$107,636,362	$59,283	$—	$107,695,645
China	11,041,911	60,040,797	—	71,082,708
South Korea	18,893,885	48,554,566	—	67,448,451
Taiwan	46,179,969	12,632,220	—	58,812,189
India	19,784,169	30,881,536	—	50,665,705
South Africa	—	47,780,619	—	47,780,619
Hong Kong	26,564,905	10,522,635	—	37,087,540
Mexico	33,605,523	—	—	33,605,523
Russia	10,076,377	23,104,781	—	33,181,158
Other Countries	53,688,809	53,343,715	—	107,032,524
Mutual Funds	6,230,951	—		6,230,951
Total Investments	$333,702,861	$286,920,152	$—	$620,623,013

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $76,549,146 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $54,183,969 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign

29

Notes to Financial Statements – continued

equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Dividend” income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends

30

Notes to Financial Statements – continued

received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended May 31, 2012, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and foreign taxes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	5/31/12	5/31/11
Ordinary income (including any short-term capital gains)	$3,650,157	$2,011,038

31

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/12
Cost of investments	$627,159,131
Gross appreciation	80,236,817
Gross depreciation	(86,772,935)
Net unrealized appreciation (depreciation)	$(6,536,118)
Undistributed ordinary income	5,956,360
Capital loss carryforwards	(1,928,824)
Other temporary differences	(648,814)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after May 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of May 31, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
5/31/18	$(1,928,824)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 5/31/12	Year ended 5/31/11
Class A	$1,185,674	$655,462
Class B	—	—
Class C	—	—
Class I	2,412,856	1,330,448
Class R1	—	943
Class R2	2,410	1,283
Class R3	19,704	6,413
Class R4	29,513	16,489
Total	$3,650,157	$2,011,038

32

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	1.05%
Average daily net assets in excess of $500 million	1.00%

The management fee incurred for the year ended May 31, 2012 was equivalent to an annual effective rate of 1.04% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $59,379 for the year ended May 31, 2012, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$628,356
Class B	0.75%	0.25%	1.00%	1.00%	238,071
Class C	0.75%	0.25%	1.00%	1.00%	540,129
Class R1	0.75%	0.25%	1.00%	1.00%	2,767
Class R2	0.25%	0.25%	0.50%	0.50%	2,778
Class R3	—	0.25%	0.25%	0.25%	10,442
Total Distribution and Service Fees					$1,422,543

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2012 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are

33

Notes to Financial Statements – continued

subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2012, were as follows:

Amount
Class A	$4,618
Class B	35,901
Class C	8,686

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2012, the fee was $202,185, which equated to 0.0300% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended May 31, 2012, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $464,478.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended May 31, 2012, these costs for the fund amounted to $816,194 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2012 was equivalent to an annual effective rate of 0.0164% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

34

Notes to Financial Statements – continued

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $27 and is included in independent Trustees’ compensation for the year ended May 31, 2012. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $2,119 at May 31, 2012, and is included in “Payable for independent Trustees’ compensation” on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended May 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $6,169 and are included in “Miscellaneous” expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,773, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $189,307,118 and $195,229,805, respectively.

35

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/12		Year ended 5/31/11
	Shares	Amount	Shares	Amount
Shares sold
Class A	2,973,334	$88,084,135	3,633,452	$114,034,045
Class B	92,363	2,619,360	236,323	7,043,469
Class C	218,532	6,083,081	521,354	15,288,921
Class I	1,784,271	55,928,706	5,330,587	164,564,401
Class R1	3,595	98,514	12,099	345,400
Class R2	6,856	194,303	13,239	389,617
Class R3	52,774	1,588,700	84,834	2,670,931
Class R4	48,545	1,453,631	91,995	2,885,198
Class R5 (i)	3,447	100,000	—	—
	5,183,717	$156,150,430	9,923,883	$307,221,982
Shares issued to shareholders in reinvestment of distributions
Class A	38,389	$ 1,024,601	16,203	$ 528,372
Class I	84,676	2,371,787	38,002	1,301,194
Class R1	—	—	31	943
Class R2	97	2,410	42	1,283
Class R3	742	19,704	198	6,413
Class R4	1,110	29,513	507	16,489
	125,014	$3,448,015	54,983	$1,854,694
Shares reacquired
Class A	(3,462,240)	$(103,166,284)	(3,533,503)	$(110,487,828)
Class B	(283,974)	(7,957,760)	(353,783)	(10,467,650)
Class C	(676,852)	(18,095,380)	(506,667)	(14,693,456)
Class I	(980,235)	(31,344,094)	(809,462)	(26,551,172)
Class R1	(2,445)	(66,235)	(7,981)	(243,551)
Class R2	(4,333)	(121,726)	(5,994)	(178,124)
Class R3	(68,500)	(2,037,661)	(139,826)	(4,179,577)
Class R4	(33,434)	(987,820)	(17,213)	(554,608)
	(5,512,013)	$(163,776,960)	(5,374,429)	$(167,355,966)

36

Notes to Financial Statements – continued

	Year ended 5/31/12		Year ended 5/31/11
	Shares	Amount	Shares	Amount
Net change
Class A	(450,517)	$(14,057,548)	116,152	$4,074,589
Class B	(191,611)	(5,338,400)	(117,460)	(3,424,181)
Class C	(458,320)	(12,012,299)	14,687	595,465
Class I	888,712	26,956,399	4,559,127	139,314,423
Class R1	1,150	32,279	4,149	102,792
Class R2	2,620	74,987	7,287	212,776
Class R3	(14,984)	(429,257)	(54,794)	(1,502,233)
Class R4	16,221	495,324	75,289	2,347,079
Class R5 (i)	3,447	100,000	—	—
	(203,282)	$(4,178,515)	4,604,437	$141,720,710

(i)	Class R5 shares were funded, with MFS seed money on May 31, 2012 and commenced operations on June 1, 2012.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, the MFS Growth Allocation Fund, and the MFS Aggressive Growth Allocation Fund were the owners of record of approximately 39%, 4%, and 3%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2030 Fund, the MFS Lifetime 2040 Fund, and the MFS Lifetime 2050 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended May 31, 2012, the fund’s commitment fee and interest expense were $4,953 and $0, respectively, and are included in “Miscellaneous” expense on the Statement of Operations.

37

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	7,237,479	128,673,122	(129,679,650)	6,230,951

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$5,263	$6,230,951

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and Shareholders of MFS Emerging Markets Equity Fund:

We have audited the accompanying statement of assets and liabilities of MFS Emerging Markets Equity Fund (the Fund) (one of the portfolios comprising MFS Series Trust X), including the portfolio of investments, as of May 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Emerging Markets Equity Fund at May 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 17, 2012

39

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of July 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A
John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A
J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A
Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

43

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Managers
Jose Luis Garcia & Robert Lau

44

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2011 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

Income derived from foreign sources was $19,352,777. The fund intends to pass through foreign tax credits of $1,650,216 for the fiscal year.

45

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

46

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

47

Save paper with eDelivery.

MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

MFS® International DiversificationSM Fund

ANNUAL REPORT

May 31, 2012

MDI-ANN

MFS® INTERNATIONAL DIVERSIFICATIONSM FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

World financial markets remain a venue of uncertainty. The focus has shifted most recently to the eurozone, where policymakers are attempting to develop a plan that will help debt-laden countries and prevent their woes from spreading across the region. Volatility is likely to continue as investors test the resolve of European officials to make the tough decisions needed to solve the crisis.

The U.S. economy is experiencing a period of growth. However, markets have been jittery in reaction to events in Europe and ahead of the U.S. presidential election. Voters in the United States are watching the economy closely and waiting to see if Congress agrees to cut the budget and extend the Bush administration tax cuts. Failure to do so could ultimately send the U.S. economy back into recession.

Amid this global uncertainty, managing risk becomes a top priority for investors and their advisors. At MFS® our global research platform is designed to ensure the smooth functioning of our investment process in all business climates. Through this integrated approach, our investment staff shares ideas and evaluates opportunities across geographies, across both fundamental and quantitative disciplines, and across companies’ entire capital structure. We employ this uniquely collaborative approach to build better insights for our clients.

Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so that the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

We, like our investors, are mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to emphasize the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with investment advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

July 17, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio target allocation

Portfolio holdings
MFS Research International Fund	29.8%
MFS International Value Fund	25.2%
MFS International Growth Fund	24.8%
MFS International New Discovery Fund	10.1%
MFS Emerging Markets Equity Fund	10.0%
Cash & Other Net Assets	0.1%

Portfolio actual allocation

Percentages are based on net assets as of 5/31/12.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2012, Class A shares of the MFS International Diversification Fund (the “fund”) provided a total return of –14.88%, at net asset value. This compares with a return of –20.11% for the fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World (ex-US) Index.

Market Environment

Prior to the beginning of the reporting period, looser U.S. monetary and fiscal policy fostered a sharp rebound in market risk sentiment. By the beginning of the period, global macroeconomic conditions had begun to weaken and renewed concerns surrounding eurozone sovereign debt arose, causing the recovery in asset valuations to plateau.

During the middle of the reporting period, worries about U.S. sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply and credit spreads widened. At the same time, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows.

Later in the period, however, additional liquidity from the U.S. Federal Reserve (in the form of “Operation Twist”) and the European Central Bank (in the form of 3-year, Longer Term Refinancing Operations, or LTROs), coupled with improved global macroeconomic conditions, ushered in improved market dynamics. At the end of the period, though, weaker global growth data, along with greater perceived risks concerning several core and peripheral eurozone economies, appeared to have renewed a more cautious stance among investors.

Contributors to Performance

During the reporting period, although the value segment of the international equity market underperformed the fund’s broad benchmark, the MSCI All Country World (ex-US) Index, the fund’s investments in the MFS International Value Fund were a principal contributor to relative performance. The fund’s investments in the MFS International Growth Fund and MFS International New Discovery Fund, which outperformed their respective segments of the international equity market, also benefited relative performance.

3

Management Review – continued

Detractors from Performance

The fund’s exposure to both the value and small/mid cap segments of the international equity markets, which underperformed the broad benchmark over the reporting period, held back relative performance.

Respectfully,

Thomas Melendez

Portfolio Manager

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 5/31/12

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

5

Performance Summary – continued

Total Returns through 5/31/12

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	Life (t)
A	9/30/04	(14.88)%	(3.16)%	6.21%
B	9/30/04	(15.54)%	(3.86)%	5.48%
C	9/30/04	(15.51)%	(3.86)%	5.47%
I	9/30/04	(14.75)%	(2.90)%	6.52%
R1	4/01/05	(15.55)%	(3.88)%	3.80%
R2	9/30/04	(15.11)%	(3.39)%	5.92%
R3	4/01/05	(14.87)%	(3.16)%	4.56%
R4	4/01/05	(14.66)%	(2.91)%	4.83%
529A	9/30/04	(14.95)%	(3.28)%	6.02%
529B	9/30/04	(15.61)%	(3.98)%	5.29%
529C	9/30/04	(15.55)%	(3.96)%	5.31%
Comparative benchmark
MSCI All Country World (ex-US) Index (f)		(20.11)%	(5.12)%	5.27%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(19.78)%	(4.30)%	5.39%
B With CDSC (Declining over six years from 4% to 0%) (x)		(18.92)%	(4.20)%	5.48%
C With CDSC (1% for 12 months) (x)		(16.36)%	(3.86)%	5.47%
529A With Initial Sales Charge (5.75%)		(19.84)%	(4.42)%	5.21%
529B With CDSC (Declining over six years from 4% to 0%) (x)		(18.99)%	(4.31)%	5.29%
529C With CDSC (1% for 12 months) (x)		(16.39)%	(3.96)%	5.31%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: Factset Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

6

Performance Summary – continued

Benchmark Definition

MSCI All Country World (ex-US) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed and emerging markets, excluding the U.S.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

December 1, 2011 through May 31, 2012

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2011 through May 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Expense Table – continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/11	Ending Account Value 5/31/12	Expenses Paid During Period (p) 12/01/11-5/31/12
A	Actual	0.28%	$1,000.00	$986.33	$1.39
	Hypothetical (h)	0.28%	$1,000.00	$1,023.60	$1.42
B	Actual	1.03%	$1,000.00	$982.01	$5.10
	Hypothetical (h)	1.03%	$1,000.00	$1,019.85	$5.20
C	Actual	1.03%	$1,000.00	$981.97	$5.10
	Hypothetical (h)	1.03%	$1,000.00	$1,019.85	$5.20
I	Actual	0.03%	$1,000.00	$986.68	$0.15
	Hypothetical (h)	0.03%	$1,000.00	$1,024.85	$0.15
R1	Actual	1.03%	$1,000.00	$981.91	$5.10
	Hypothetical (h)	1.03%	$1,000.00	$1,019.85	$5.20
R2	Actual	0.53%	$1,000.00	$984.88	$2.63
	Hypothetical (h)	0.53%	$1,000.00	$1,022.35	$2.68
R3	Actual	0.28%	$1,000.00	$985.59	$1.39
	Hypothetical (h)	0.28%	$1,000.00	$1,023.60	$1.42
R4	Actual	0.03%	$1,000.00	$987.45	$0.15
	Hypothetical (h)	0.03%	$1,000.00	$1,024.85	$0.15
529A	Actual	0.33%	$1,000.00	$985.73	$1.64
	Hypothetical (h)	0.33%	$1,000.00	$1,023.35	$1.67
529B	Actual	1.08%	$1,000.00	$981.19	$5.35
	Hypothetical (h)	1.08%	$1,000.00	$1,019.60	$5.45
529C	Actual	1.08%	$1,000.00	$981.65	$5.35
	Hypothetical (h)	1.08%	$1,000.00	$1,019.60	$5.45

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

9

PORTFOLIO OF INVESTMENTS

5/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Underlying Affiliated Funds - 99.9%
Issuer	Shares/Par	Value ($)

MFS Emerging Markets Equity Fund - Class I	8,383,139	$243,194,853
MFS International Growth Fund - Class I	25,495,210	606,531,039
MFS International New Discovery Fund - Class I	11,620,235	245,419,369
MFS International Value Fund - Class I	24,840,535	615,300,053
MFS Research International Fund - Class I	54,453,638	728,045,139
Total Underlying Affiliated Funds (Identified Cost, $2,617,239,145)		$2,438,490,453

Money Market Funds - 0.3%
MFS Institutional Money Market Portfolio, 0.13%, at Cost and Net Asset Value (v)	6,500,465	$6,500,465
Total Investments (Identified Cost, $2,623,739,610)		$2,444,990,918

Other Assets, Less Liabilities - (0.2)%		(4,019,381)
Net Assets - 100.0%		$2,440,971,537

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

See Notes to Financial Statements

10

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/12

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Underlying affiliated funds, at value (identified cost, $2,623,739,610)	$2,444,990,918
Cash	568
Receivables for
Investments sold	91,414
Fund shares sold	11,996,719
Other assets	13,453
Total assets	$2,457,093,072
Liabilities
Payables for
Investments purchased	$9,537,013
Fund shares reacquired	6,386,885
Payables to affiliates
Investment adviser	67
Distribution and service fees	46,983
Program manager fees	15
Payable for independent Trustees’ compensation	297
Accrued expenses and other liabilities	150,275
Total liabilities	$16,121,535
Net assets	$2,440,971,537
Net assets consist of
Paid-in capital	$2,913,383,404
Unrealized appreciation (depreciation) on investments	(178,748,692)
Accumulated net realized gain (loss) on investments	(320,365,625)
Undistributed net investment income	26,702,450
Net assets	$2,440,971,537
Shares of beneficial interest outstanding	200,791,939

11

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,562,720,655	128,236,696	$12.19
Class B	81,158,312	6,757,259	12.01
Class C	338,295,096	28,242,375	11.98
Class I	253,554,915	20,656,385	12.27
Class R1	6,393,352	541,391	11.81
Class R2	30,866,528	2,564,484	12.04
Class R3	79,539,506	6,558,617	12.13
Class R4	83,109,429	6,791,331	12.24
Class 529A	3,195,306	263,906	12.11
Class 529B	449,141	37,419	12.00
Class 529C	1,689,297	142,076	11.89

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $12.93 [100 / 94.25 x $12.19] and $12.85 [100 / 94.25 x $12.11], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and 529A.

See Notes to Financial Statements

12

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/12

This statement describes how much your fund earned in investment income and accrued in expenses.

It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends from underlying affiliated funds	$36,954,789
Other	568
Total investment income	$36,955,357
Expenses
Distribution and service fees	$9,472,379
Program manager fees	5,573
Administrative services fee	17,500
Independent Trustees’ compensation	52,147
Custodian fee	97,169
Shareholder communications	195,887
Audit and tax fees	47,371
Legal fees	36,359
Miscellaneous	320,940
Total expenses	$10,245,325
Fees paid indirectly	(1)
Reduction of expenses by investment adviser and distributor	(12,896)
Net expenses	$10,232,428
Net investment income	$26,722,929
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments from underlying affiliated funds	$(36,041,310)
Change in unrealized appreciation (depreciation) on investments	$(428,246,683)
Net realized and unrealized gain (loss) on investments	$(464,287,993)
Change in net assets from operations	$(437,565,064)

See Notes to Financial Statements

13

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 5/31
	2012	2011
Change in net assets
From operations
Net investment income	$26,722,929	$18,069,654
Net realized gain (loss) on investments	(36,041,310)	(63,193,712)
Net unrealized gain (loss) on investments	(428,246,683)	725,940,645
Change in net assets from operations	$(437,565,064)	$680,816,587
Distributions declared to shareholders
From net investment income	$(17,800,413)	$(14,800,250)
Change in net assets from fund share transactions	$40,682,750	$301,374,622
Total change in net assets	$(414,682,727)	$967,390,959
Net assets
At beginning of period	2,855,654,264	1,888,263,305
At end of period (including undistributed net investment income of $26,702,450 and $17,779,934, respectively)	$2,440,971,537	$2,855,654,264

See Notes to Financial Statements

14

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 5/31
	2012	2011	2010	2009		2008
Net asset value, beginning of period	$14.45	$10.94	$10.03	$15.76		$17.05
Income (loss) from investment operations
Net investment income (d)(l)	$0.15	$0.12	$0.11	$0.15		$0.16
Net realized and unrealized gain (loss) on investments	(2.30)	3.49	0.97	(5.54)		0.34
Total from investment operations	$(2.15)	$3.61	$1.08	$(5.39)		$0.50
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.10)	$(0.17)	$ (0.00	)(w)	$(0.76)
From net realized gain on investments	—	—	—	(0.34)		(1.03)
Total distributions declared to shareholders	$(0.11)	$(0.10)	$(0.17)	$(0.34)		$(1.79)
Net asset value, end of period (x)	$12.19	$14.45	$10.94	$10.03		$15.76
Total return (%) (r)(s)(t)(x)	(14.88)	33.04	10.61	(33.90)		2.85
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.28	0.29	0.29	0.37		0.39
Expenses after expense reductions (f)(h)	0.28	0.29	0.29	0.37		0.39
Net investment income (l)	1.17	0.89	0.99	1.46		1.01
Portfolio turnover	8	6	1	8		4
Net assets at end of period (000 omitted)	$1,562,721	$1,933,492	$1,220,582	$976,543		$1,682,289

See Notes to Financial Statements

15

Financial Highlights – continued

Class B	Years ended 5/31
	2012	2011		2010	2009	2008
Net asset value, beginning of period	$14.22	$10.77		$9.87	$15.62	$16.92
Income (loss) from investment operations
Net investment income (d)(l)	$0.05	$0.02		$0.03	$0.08	$0.06
Net realized and unrealized gain (loss) on investments	(2.26)	3.43		0.94	(5.49)	0.32
Total from investment operations	$(2.21)	$3.45		$0.97	$(5.41)	$0.38
Less distributions declared to shareholders
From net investment income	$—	$—		$(0.07)	$—	$(0.65)
From net realized gain on investments	—	—		—	(0.34)	(1.03)
Total distributions declared to shareholders	$—	$—		$(0.07)	$(0.34)	$(1.68)
Net asset value, end of period (x)	$12.01	$14.22		$10.77	$9.87	$15.62
Total return (%) (r)(s)(t)(x)	(15.54)	32.03		9.80	(34.34)	2.14
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.03	1.04		1.05	1.04	1.04
Expenses after expense reductions (f)(h)	1.03	1.03		1.04	1.04	1.04
Net investment income (l)	0.42	0.13		0.24	0.78	0.36
Portfolio turnover	8	6		1	8	4
Net assets at end of period (000 omitted)	$81,158	$118,973		$106,783	$110,057	$232,950

Class C	Years ended 5/31
	2012	2011		2010	2009	2008
Net asset value, beginning of period	$14.18	$10.74		$9.85	$15.59	$16.90
Income (loss) from investment operations
Net investment income (d)(l)	$0.05	$0.02		$0.03	$0.08	$0.06
Net realized and unrealized gain (loss) on investments	(2.25)	3.42		0.94	(5.48)	0.32
Total from investment operations	$(2.20)	$3.44		$0.97	$(5.40)	$0.38
Less distributions declared to shareholders
From net investment income	$—	$(0.00	)(w)	$(0.08)	$—	$(0.66)
From net realized gain on investments	—	—		—	(0.34)	(1.03)
Total distributions declared to shareholders	$—	$(0.00	)(w)	$(0.08)	$(0.34)	$(1.69)
Net asset value, end of period (x)	$11.98	$14.18		$10.74	$9.85	$15.59
Total return (%) (r)(s)(t)(x)	(15.51)	32.03		9.81	(34.34)	2.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.03	1.04		1.05	1.04	1.04
Expenses after expense reductions (f)(h)	1.03	1.03		1.04	1.04	1.04
Net investment income (l)	0.41	0.13		0.25	0.76	0.37
Portfolio turnover	8	6		1	8	4
Net assets at end of period (000 omitted)	$338,295	$460,898		$378,246	$349,134	$728,813

See Notes to Financial Statements

16

Financial Highlights – continued

Class I	Years ended 5/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.56	$11.01	$10.09	$15.84	$17.13
Income (loss) from investment operations
Net investment income (d)(l)	$0.18	$0.15	$0.14	$0.19	$0.22
Net realized and unrealized gain (loss) on investments	(2.33)	3.52	0.99	(5.58)	0.33
Total from investment operations	$(2.15)	$3.67	$1.13	$(5.39)	$0.55
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.12)	$(0.21)	$(0.02)	$(0.81)
From net realized gain on investments	—	—	—	(0.34)	(1.03)
Total distributions declared to shareholders	$(0.14)	$(0.12)	$(0.21)	$(0.36)	$(1.84)
Net asset value, end of period (x)	$12.27	$14.56	$11.01	$10.09	$15.84
Total return (%) (r)(s)(x)	(14.75)	33.42	10.96	(33.69)	3.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.03	0.04	0.04	0.04	0.04
Expenses after expense reductions (f)(h)	0.03	0.04	0.04	0.04	0.04
Net investment income (l)	1.39	1.11	1.23	1.78	1.33
Portfolio turnover	8	6	1	8	4
Net assets at end of period (000 omitted)	$253,555	$219,958	$111,906	$36,608	$65,812

Class R1	Years ended 5/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.01	$10.63	$9.77	$15.47	$16.82
Income (loss) from investment operations
Net investment income (d)(l)	$0.06	$0.02	$0.03	$0.09	$0.05
Net realized and unrealized gain (loss) on investments	(2.24)	3.38	0.94	(5.45)	0.32
Total from investment operations	$(2.18)	$3.40	$0.97	$(5.36)	$0.37
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.02)	$(0.11)	$—	$(0.69)
From net realized gain on investments	—	—	—	(0.34)	(1.03)
Total distributions declared to shareholders	$(0.02)	$(0.02)	$(0.11)	$(0.34)	$(1.72)
Net asset value, end of period (x)	$11.81	$14.01	$10.63	$9.77	$15.47
Total return (%) (r)(s)(x)	(15.55)	31.98	9.86	(34.35)	2.07
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.03	1.04	1.04	1.04	1.11
Expenses after expense reductions (f)(h)	1.03	1.03	1.04	1.04	1.11
Net investment income (l)	0.49	0.12	0.25	0.90	0.34
Portfolio turnover	8	6	1	8	4
Net assets at end of period (000 omitted)	$6,393	$7,507	$5,569	$4,254	$6,218

See Notes to Financial Statements

17

Financial Highlights – continued

Class R2	Years ended 5/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.27	$10.81	$9.92	$15.62	$16.92
Income (loss) from investment operations
Net investment income (d)(l)	$0.11	$0.08	$0.08	$0.13	$0.11
Net realized and unrealized gain (loss) on investments	(2.27)	3.45	0.97	(5.49)	0.34
Total from investment operations	$(2.16)	$3.53	$1.05	$(5.36)	$0.45
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.07)	$(0.16)	$—	$(0.72)
From net realized gain on investments	—	—	—	(0.34)	(1.03)
Total distributions declared to shareholders	$(0.07)	$(0.07)	$(0.16)	$(0.34)	$(1.75)
Net asset value, end of period (x)	$12.04	$14.27	$10.81	$9.92	$15.62
Total return (%) (r)(s)(x)	(15.11)	32.66	10.43	(34.02)	2.56
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.53	0.54	0.54	0.54	0.63
Expenses after expense reductions (f)(h)	0.53	0.54	0.54	0.54	0.63
Net investment income (l)	0.89	0.66	0.74	1.29	0.69
Portfolio turnover	8	6	1	8	4
Net assets at end of period (000 omitted)	$30,867	$35,441	$27,455	$22,147	$34,961

Class R3	Years ended 5/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.39	$10.90	$10.00	$15.71	$17.01
Income (loss) from investment operations
Net investment income (d)(l)	$0.15	$0.11	$0.12	$0.16	$0.17
Net realized and unrealized gain (loss) on investments	(2.29)	3.48	0.96	(5.52)	0.32
Total from investment operations	$(2.14)	$3.59	$1.08	$(5.36)	$0.49
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.10)	$(0.18)	$(0.01)	$(0.76)
From net realized gain on investments	—	—	—	(0.34)	(1.03)
Total distributions declared to shareholders	$(0.12)	$(0.10)	$(0.18)	$(0.35)	$(1.79)
Net asset value, end of period (x)	$12.13	$14.39	$10.90	$10.00	$15.71
Total return (%) (r)(s)(x)	(14.87)	32.98	10.66	(33.84)	2.78
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.28	0.29	0.29	0.29	0.38
Expenses after expense reductions (f)(h)	0.28	0.29	0.29	0.29	0.38
Net investment income (l)	1.14	0.84	1.04	1.57	1.07
Portfolio turnover	8	6	1	8	4
Net assets at end of period (000 omitted)	$79,540	$66,987	$31,630	$25,086	$40,386

See Notes to Financial Statements

18

Financial Highlights – continued

Class R4	Years ended 5/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.51	$10.98	$10.07	$15.80	$17.09
Income (loss) from investment operations
Net investment income (d)(l)	$0.19	$0.12	$0.16	$0.10	$0.16
Net realized and unrealized gain (loss) on investments	(2.32)	3.53	0.96	(5.47)	0.37
Total from investment operations	$(2.13)	$3.65	$1.12	$(5.37)	$0.53
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.12)	$(0.21)	$(0.02)	$(0.79)
From net realized gain on investments	—	—	—	(0.34)	(1.03)
Total distributions declared to shareholders	$(0.14)	$(0.12)	$(0.21)	$(0.36)	$(1.82)
Net asset value, end of period (x)	$12.24	$14.51	$10.98	$10.07	$15.80
Total return (%) (r)(s)(x)	(14.66)	33.33	10.89	(33.65)	3.03
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.03	0.04	0.04	0.04	0.11
Expenses after expense reductions (f)(h)	0.03	0.04	0.04	0.04	0.10
Net investment income (l)	1.48	0.93	1.37	0.81	1.10
Portfolio turnover	8	6	1	8	4
Net assets at end of period (000 omitted)	$83,109	$6,308	$2,148	$699	$2,160

Class 529A	Years ended 5/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.36	$10.88	$9.98	$15.69	$17.00
Income (loss) from investment operations
Net investment income (d)(l)	$0.14	$0.10	$0.10	$0.15	$0.12
Net realized and unrealized gain (loss) on investments	(2.29)	3.47	0.97	(5.52)	0.33
Total from investment operations	$(2.15)	$3.57	$1.07	$(5.37)	$0.45
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.09)	$(0.17)	$—	$(0.73)
From net realized gain on investments	—	—	—	(0.34)	(1.03)
Total distributions declared to shareholders	$(0.10)	$(0.09)	$(0.17)	$(0.34)	$(1.76)
Net asset value, end of period (x)	$12.11	$14.36	$10.88	$9.98	$15.69
Total return (%) (r)(s)(t)(x)	(14.95)	32.89	10.53	(33.93)	2.55
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.38	0.39	0.39	0.47	0.61
Expenses after expense reductions (f)(h)	0.33	0.39	0.39	0.47	0.61
Net investment income (l)	1.12	0.79	0.84	1.43	0.76
Portfolio turnover	8	6	1	8	4
Net assets at end of period (000 omitted)	$3,195	$3,496	$2,199	$1,394	$2,033

See Notes to Financial Statements

19

Financial Highlights – continued

Class 529B	Years ended 5/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.22	$10.80	$9.91	$15.70	$17.01
Income (loss) from investment operations
Net investment income (d)(l)	$0.04	$0.01	$0.01	$0.08	$0.02
Net realized and unrealized gain (loss) on investments	(2.26)	3.43	0.97	(5.53)	0.33
Total from investment operations	$(2.22)	$3.44	$0.98	$(5.45)	$0.35
Less distributions declared to shareholders
From net investment income	$—	$(0.02)	$(0.09)	$—	$(0.63)
From net realized gain on investments	—	—	—	(0.34)	(1.03)
Total distributions declared to shareholders	$—	$(0.02)	$(0.09)	$(0.34)	$(1.66)
Net asset value, end of period (x)	$12.00	$14.22	$10.80	$9.91	$15.70
Total return (%) (r)(s)(t)(x)	(15.61)	31.85	9.76	(34.42)	1.91
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.13	1.14	1.15	1.14	1.27
Expenses after expense reductions (f)(h)	1.09	1.14	1.14	1.14	1.27
Net investment income (l)	0.31	0.07	0.12	0.81	0.11
Portfolio turnover	8	6	1	8	4
Net assets at end of period (000 omitted)	$449	$611	$437	$331	$603

Class 529C	Years ended 5/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.10	$10.72	$9.87	$15.63	$16.92
Income (loss) from investment operations
Net investment income (d)(l)	$0.05	$ 0.00 (w)	$0.02	$0.07	$0.03
Net realized and unrealized gain (loss) on investments	(2.24)	3.41	0.94	(5.49)	0.33
Total from investment operations	$(2.19)	$3.41	$0.96	$(5.42)	$0.36
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.03)	$(0.11)	$—	$(0.62)
From net realized gain on investments	—	—	—	(0.34)	(1.03)
Total distributions declared to shareholders	$(0.02)	$(0.03)	$(0.11)	$(0.34)	$(1.65)
Net asset value, end of period (x)	$11.89	$14.10	$10.72	$9.87	$15.63
Total return (%) (r)(s)(t)(x)	(15.55)	31.83	9.65	(34.38)	2.01
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.13	1.14	1.15	1.14	1.27
Expenses after expense reductions (f)(h)	1.08	1.14	1.14	1.14	1.27
Net investment income (l)	0.37	0.01	0.20	0.70	0.21
Portfolio turnover	8	6	1	8	4
Net assets at end of period (000 omitted)	$1,689	$1,983	$1,308	$762	$1,266

See Notes to Financial Statements

20

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by the underlying affiliated funds in which the fund invests. The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

21

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International Diversification Fund (the fund) is a series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (underlying funds), which may have different fiscal year ends than the fund. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds’ shareholder reports are not covered by this report.

The investment objective of each of the underlying funds held by the fund at May 31, 2012 was to seek capital appreciation.

Investment Valuations – Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For

22

Notes to Financial Statements – continued

purposes of this policy disclosure, “fund” refers to the underlying fund in which the fund of fund invests.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

23

Notes to Financial Statements – continued

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and

24

Notes to Financial Statements – continued

considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Mutual Funds	$2,444,990,918	$—	$—	$2,444,990,918

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The fund does not invest in derivatives directly. The fund does invest in underlying funds that may use derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on an accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

The fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security

25

Notes to Financial Statements – continued

has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended May 31, 2012, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	5/31/12	5/31/11
Ordinary income (including any short-term capital gains)	$17,800,413	$14,800,250

26

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/12
Cost of investments	$2,735,844,546
Gross appreciation	6,806,020
Gross depreciation	(297,659,648)
Net unrealized appreciation (depreciation)	$(290,853,628)
Undistributed ordinary income	26,702,450
Capital loss carryforwards	(204,825,769)
Post-October capital loss deferral	(3,434,920)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after May 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of May 31, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
5/31/17	$(77,102,808)
5/31/18	(55,695,170)
5/31/19	(54,873,334)
Total	$(187,671,312)
Post-enactment losses:
Short-Term	$(346,143)
Long-Term	(16,808,314)
Total	$(17,154,457)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A

27

Notes to Financial Statements – continued

and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 5/31/12	Year ended 5/31/11
Class A	$14,040,729	$12,830,566
Class C	—	10,746
Class I	2,255,099	1,387,378
Class R1	12,114	9,756
Class R2	176,463	167,587
Class R3	648,970	341,605
Class R4	638,649	27,611
Class 529A	25,866	20,185
Class 529B	—	847
Class 529C	2,523	3,969
Total	$17,800,413	$14,800,250

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.

Prior to October 1, 2011, the investment adviser had agreed in writing to pay a portion of the fund’s operating expenses, exclusive of distribution and service fees, program manager fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses such that operating expenses do not exceed 0.10% annually of the fund’s average daily net assets. This written agreement terminated on September 30, 2011. For the period June 1, 2011 through September 30, 2011, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Effective June 1, 2012, the investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of distribution and service fees, program manager fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses such that operating expenses do not exceed 0.10% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2013.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying

28

Notes to Financial Statements – continued

funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $261,837 and $3,507 for the year ended May 31, 2012, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$4,223,670
Class B	0.75%	0.25%	1.00%	1.00%	962,495
Class C	0.75%	0.25%	1.00%	1.00%	3,851,019
Class R1	0.75%	0.25%	1.00%	1.00%	68,891
Class R2	0.25%	0.25%	0.50%	0.50%	158,026
Class R3	—	0.25%	0.25%	0.25%	176,965
Class 529A	—	0.25%	0.25%	0.25%	8,140
Class 529B	0.75%	0.25%	1.00%	1.00%	5,092
Class 529C	0.75%	0.25%	1.00%	1.00%	18,081
Total Distribution and Service Fees					$9,472,379

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2012 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares prior to August 1, 2012. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder

29

Notes to Financial Statements – continued

redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2012, were as follows:

Amount
Class A	$3,132
Class B	145,943
Class C	33,493
Class 529B	73
Class 529C	16

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. Effective July 1, 2011, MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will continue until modified by the fund’s Board of Trustees but such agreement will continue at least until September 30, 2014, after which MFD may eliminate this waiver without a vote of the fund’s Board of Trustees. For the period ended July 1, 2011 through May 31, 2012, this waiver amounted to $2,541 and is reflected as a reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended May 31, 2012 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended May 31, 2012, were as follows:

	Fee	Waiver
Class 529A	$3,256	$1,486
Class 529B	509	230
Class 529C	1,808	825
Total Program Manager Fees and Waivers	$5,573	$2,541

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides shareholder services and transfer agent services to the fund. Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and the underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including out-of-pocket and sub-accounting fees, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by

30

Notes to Financial Statements – continued

the MFS fund-of-fund. For the year ended May 31, 2012, all shareholder servicing expenses of the funds, including out-of-pocket expenses, were paid for by the underlying fund under this agreement.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund partially reimburses MFS the costs incurred to provide these services. Each fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended May 31, 2012 was equivalent to an annual effective rate of 0.0007% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended May 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $23,148 and are included in “Miscellaneous” expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $10,355, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of shares of underlying funds aggregated $207,792,617 and $195,276,005, respectively.

31

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/12		Year ended 5/31/11
	Shares	Amount	Shares	Amount
Shares sold
Class A	33,442,679	$426,876,979	52,513,440	$647,938,728
Class B	543,621	6,971,960	792,997	10,184,186
Class C	3,373,650	43,178,959	4,348,024	55,535,517
Class I	10,166,283	132,588,944	7,952,917	107,200,396
Class R1	155,842	1,945,393	207,852	2,619,963
Class R2	865,600	11,153,217	880,106	11,387,192
Class R3	4,634,999	62,374,559	2,451,760	32,535,512
Class R4	7,051,153	97,938,168	283,181	3,854,520
Class 529A	52,994	690,506	66,232	870,257
Class 529B	5,059	65,966	8,688	109,244
Class 529C	31,446	394,381	36,814	464,689
	60,323,326	$784,179,032	69,542,011	$872,700,204
Shares issued to shareholders in reinvestment of distributions
Class A	844,361	$10,216,771	629,371	$8,414,609
Class C	—	—	490	6,531
Class I	101,785	1,239,742	34,929	470,144
Class R1	1,030	12,114	750	9,756
Class R2	12,251	146,520	9,832	129,984
Class R3	53,901	648,970	25,646	341,605
Class R4	52,607	638,649	2,059	27,611
Class 529A	2,152	25,866	1,519	20,185
Class 529B	—	—	64	847
Class 529C	213	2,523	303	3,969
	1,068,300	$12,931,155	704,963	$9,425,241

32

Notes to Financial Statements – continued

	Year ended 5/31/12		Year ended 5/31/11
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(39,867,184)	$(510,834,887)	(30,858,043)	$(396,711,025)
Class B	(2,153,112)	(27,383,521)	(2,338,679)	(29,707,881)
Class C	(7,630,322)	(96,411,503)	(7,054,095)	(89,171,399)
Class I	(4,723,174)	(60,819,389)	(3,037,513)	(39,745,314)
Class R1	(151,381)	(1,863,392)	(196,785)	(2,454,224)
Class R2	(797,679)	(10,233,534)	(945,980)	(12,378,741)
Class R3	(2,784,170)	(38,294,681)	(724,804)	(9,337,216)
Class R4	(747,202)	(9,637,010)	(46,179)	(603,307)
Class 529A	(34,756)	(433,795)	(26,329)	(335,775)
Class 529B	(10,615)	(134,934)	(6,240)	(80,781)
Class 529C	(30,194)	(380,791)	(18,488)	(225,160)
	(58,929,789)	$(756,427,437)	(45,253,135)	$(580,750,823)
Net change
Class A	(5,580,144)	$(73,741,137)	22,284,768	$259,642,312
Class B	(1,609,491)	(20,411,561)	(1,545,682)	(19,523,695)
Class C	(4,256,672)	(53,232,544)	(2,705,581)	(33,629,351)
Class I	5,544,894	73,009,297	4,950,333	67,925,226
Class R1	5,491	94,115	11,817	175,495
Class R2	80,172	1,066,203	(56,042)	(861,565)
Class R3	1,904,730	24,728,848	1,752,602	23,539,901
Class R4	6,356,558	88,939,807	239,061	3,278,824
Class 529A	20,390	282,577	41,422	554,667
Class 529B	(5,556)	(68,968)	2,512	29,310
Class 529C	1,465	16,113	18,629	243,498
	2,461,837	$40,682,750	24,993,839	$301,374,622

Class W shares were not available for sale during the period. Effective December 29, 2011, Class W shares of the fund have been terminated.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its

33

Notes to Financial Statements – continued

borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended May 31, 2012, the fund’s commitment fee and interest expense were $18,422 and $0, respectively, and are included in “Miscellaneous” expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Emerging Markets Equity Fund	7,894,635	1,083,001	(594,497)	8,383,139
MFS Institutional Money Market Portfolio	155	184,486,094	(177,985,784)	6,500,465
MFS International Growth Fund	25,408,940	1,790,720	(1,704,450)	25,495,210
MFS International New Discovery Fund	11,840,649	655,876	(876,290)	11,620,235
MFS International Value Fund	25,841,061	2,368,556	(3,369,082)	24,840,535
MFS Research International Fund	50,376,106	5,899,911	(1,822,379)	54,453,638

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Emerging Markets Equity Fund	$(1,713,615)	$—	$1,833,133	$243,194,853
MFS Institutional Money Market Portfolio	—	—	1,050	6,500,465
MFS International Growth Fund	(4,773,374)	—	6,689,374	606,531,039
MFS International New Discovery Fund	(3,812,600)	—	3,462,163	245,419,369
MFS International Value Fund	(17,437,620)	—	9,971,928	615,300,053
MFS Research International Fund	(8,304,101)	—	14,997,141	728,045,139
	$(36,041,310)	$—	$36,954,789	$2,444,990,918

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and the Shareholders of

MFS International Diversification Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS International Diversification Fund (one of the portfolios comprising MFS Series Trust X) (the “Fund”) as of May 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and underlying funds’ transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International Diversification Fund as of May 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 17, 2012

35

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of July 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

36

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A
John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A
J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

37

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

38

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A
Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

39

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager
Thomas Melendez

40

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2011 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

Income derived from foreign sources was $31,665,432. The fund intends to pass through foreign tax credits of $4,591,557 for the fiscal year.

41

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

42

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

43

Save paper with eDelivery.

MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

MFS® International Growth Fund

ANNUAL REPORT

May 31, 2012

FGF-ANN

MFS® INTERNATIONAL GROWTH FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

World financial markets remain a venue of uncertainty. The focus has shifted most recently to the eurozone, where policymakers are attempting to develop a plan that will help debt-laden countries and prevent their woes from spreading across the region. Volatility is likely to continue as investors test the resolve of European officials to make the tough decisions needed to solve the crisis.

The U.S. economy is experiencing a period of growth. However, markets have been jittery in reaction to events in Europe and ahead of the U.S. presidential election. Voters in the United States are watching the economy closely and waiting to see if Congress agrees to cut the budget and extend the Bush administration tax cuts. Failure to do so could ultimately send the U.S. economy back into recession.

Amid this global uncertainty, managing risk becomes a top priority for investors and their advisors. At MFS® our global research platform is designed to ensure the smooth functioning of our investment process in all business climates. Through this integrated approach, our investment staff shares ideas and evaluates opportunities across geographies, across both fundamental and quantitative disciplines, and across companies’ entire capital structure. We employ this uniquely collaborative approach to build better insights for our clients.

Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so that the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

We, like our investors, are mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to emphasize the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with investment advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

July 17, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Groupe Danone	2.9%
LVMH Moet Hennessy Louis Vuitton S.A.	2.9%
Japan Tobacco, Inc.	2.3%
Nestle S.A.	2.2%
Linde AG	2.1%
Diageo PLC	2.1%
Compass Group PLC	1.9%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1.8%
Pernod Ricard S.A.	1.8%
Canadian National Railway Co.	1.7%
Equity sectors
Consumer Staples	16.9%
Financial Services	11.9%
Technology	11.1%
Retailing	9.9%
Health Care	8.9%
Basic Materials	8.9%
Special Products & Services	7.6%
Industrial Goods & Services	6.9%
Energy	5.6%
Transportation	3.5%
Autos & Housing	3.2%
Utilities & Communications	2.5%
Leisure	1.8%

Issuer country weightings (x)
France	15.0%
United Kingdom	14.0%
Japan	11.9%
Germany	8.9%
Switzerland	8.8%
Brazil	5.3%
Hong Kong	3.8%
Netherlands	3.2%
United States	2.9%
Other Countries	26.2%

2

Portfolio Composition – continued

Currency exposure weightings (y)
Euro	29.8%
British Pound Sterling	14.0%
Japanese Yen	11.9%
United States Dollar	11.1%
Swiss Franc	8.8%
Hong Kong Dollar	5.6%
Brazilian Real	4.8%
Australian Dollar	2.5%
Danish Krone	2.0%
Other Currencies	9.5%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s total net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s total net assets.

Percentages are based on net assets as of 5/31/12.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2012, Class A shares of the MFS International Growth Fund (the “fund”) provided a total return of –14.60%, at net asset value. This compares with a return of –19.03% for the fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World (ex-US) Growth Index.

Market Environment

Prior to the beginning of the reporting period, looser U.S. monetary and fiscal policy fostered a sharp rebound in market risk sentiment. By the beginning of the period, global macroeconomic conditions had begun to weaken and renewed concerns surrounding eurozone sovereign debt arose, causing the recovery in asset valuations to plateau.

During the middle of the reporting period, worries about U.S. sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply and credit spreads widened. At the same time, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows.

Later in the period, however, additional liquidity from the U.S. Federal Reserve (in the form of “Operation Twist”) and the European Central Bank (in the form of 3-year, Longer Term Refinancing Operations, or LTROs), coupled with improved global macroeconomic conditions, ushered in improved market dynamics. At the end of the period, though, weaker global growth data, along with greater perceived risks concerning several core and peripheral eurozone economies, appeared to have renewed a more cautious stance among investors.

Contributors to Performance

Stock selection in the technology sector was a primary driver of the fund’s outperformance relative to the MSCI All Country World (ex-US) Growth Index. The fund’s holdings of Dutch semiconductor equipment manufacturer ASML Holding, semiconductor foundry Taiwan Semiconductor Manufacturing Company, and software firm Dassault Systemes (France) aided relative returns. Shares of Dassault Systemes appreciated as increased demand for the company’s product life cycle management and computer aided design software, among existing and new customers, provided a boost to revenues.

Security selection and, to a lesser extent, an underweight allocation to the basic materials sector was another factor that contributed to relative performance. There were no stocks within this sector that were among the fund’s top relative contributors for the reporting period.

4

Management Review – continued

In the retailing sector, strong stock selection, and, to a lesser degree, our overweight position aided relative returns. Within this sector, the fund’s investment in convenience store chain Lawson (Japan) was the largest contributor to relative performance.

A combination of stock selection and an overweight allocation to the special products & services sector also contributed positively to relative returns. The fund’s overweight position in contract foodservice company Compass Group (United Kingdom) benefited relative performance. Compass Group, the world’s largest catering company, reported a 9% gain in full-year earnings and raised its dividend. The company also announced a significant share buyback program and plans to make additional acquisitions after generating 1.4 billion pounds of cash in two years.

Finally, stock selection in the industrial goods & services sector positively impacted relative performance. However, there were no individual stocks within this sector that were among the fund’s top relative contributors for the reporting period.

Individual standout contributors in other sectors included airline services provider Copa Holdings (b) (Panama), financial services company Credicorp (b) (Peru), personal care products manufacturer Uni-charm (Japan), railroad operator Canadian National Railway, and alcoholic drink producer Diageo (United Kingdom).

The fund’s cash and/or cash equivalents position was also a contributor to relative performance. The fund strives to be fully invested and only holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

Detractors from Performance

Security selection in the utilities & communications sector was a primary factor that detracted from relative performance. An overweight allocation to telecommunications service provider China Unicom (Hong Kong), which underperformed relative to the overall market, weakened relative results.

Stocks in other sectors that negatively impacted relative performance included financial services firms, Credit Suisse Group (b), Erste Group Bank (h) (Austria), medical diagnostics company Diagnosticos Da America (Brazil), natural gas producer Gazprom (Russia), and paint and specialty chemicals manufacturer Akzo Nobel (b) (Netherlands). Shares of Erste Group Bank declined over the period after management announced that it expects losses in its Hungarian banking unit. The forint’s sharp depreciation relative to the Swiss franc resulted in significant losses for many consumers whose loans were denominated in Swiss francs. Additionally, not holding tobacco distributor British American Tobacco (United Kingdom), global consumer products

5

Management Review – continued

provider Unilever (United Kingdom/Netherlands), car maker Toyota (Japan), and alcoholic drink producer Anheuser-Busch InBev (h) (Belgium) detracted from relative performance as all four stocks outpaced the broad market.

During the reporting period, the fund’s currency exposure also held back relative returns. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our funds to have different currency exposures than the benchmark.

Respectfully,

David Antonelli	Kevin Dwan
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

Note to Shareholders: Effective January 2, 2012 Kevin Dwan became a co-manager of the fund.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 5/31/12

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 5/31/12

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	10/24/95	(14.60)%	(2.02)%	6.99%	N/A
B	10/24/95	(15.26)%	(2.73)%	6.29%	N/A
C	7/01/96	(15.26)%	(2.72)%	6.29%	N/A
I	1/02/97	(14.40)%	(1.74)%	7.53%	N/A
R1	10/01/08	(15.28)%	N/A	N/A	3.62%
R2	10/01/08	(14.84)%	N/A	N/A	4.15%
R3	10/01/08	(14.61)%	N/A	N/A	4.42%
R4	10/01/08	(14.42)%	N/A	N/A	4.66%
R5	5/01/06	(14.46)%	(1.84)%	N/A	1.65%
Comparative benchmark
MSCI All Country World (ex-US) Growth Index (f)		(19.03)%	(4.27)%	5.68%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(19.51)%	(3.17)%	6.36%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		(18.65)%	(3.07)%	6.29%	N/A
C With CDSC (1% for 12 months) (x)		(16.11)%	(2.72)%	6.29%	N/A

Class I, R1, R2, R3, R4 and R5 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

As further discussed in Note 5 in the Notes to Financial Statements, on May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

8

Performance Summary – continued

Benchmark Definition

MSCI All Country World (ex-US) Growth Index – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets, excluding the U.S.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

December 1, 2011 through May 31, 2012

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2011 through May 31, 2012.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the

10

Expense Table – continued

relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/11	Ending Account Value 5/31/12	Expenses Paid During Period (p) 12/01/11-5/31/12
A	Actual	1.34%	$1,000.00	$993.28	$6.68
	Hypothetical (h)	1.34%	$1,000.00	$1,018.30	$6.76
B	Actual	2.09%	$1,000.00	$988.64	$10.39
	Hypothetical (h)	2.09%	$1,000.00	$1,014.55	$10.53
C	Actual	2.09%	$1,000.00	$988.82	$10.39
	Hypothetical (h)	2.09%	$1,000.00	$1,014.55	$10.53
I	Actual	1.09%	$1,000.00	$994.22	$5.43
	Hypothetical (h)	1.09%	$1,000.00	$1,019.55	$5.50
R1	Actual	2.09%	$1,000.00	$988.88	$10.39
	Hypothetical (h)	2.09%	$1,000.00	$1,014.55	$10.53
R2	Actual	1.59%	$1,000.00	$991.69	$7.92
	Hypothetical (h)	1.59%	$1,000.00	$1,017.05	$8.02
R3	Actual	1.34%	$1,000.00	$993.02	$6.68
	Hypothetical (h)	1.34%	$1,000.00	$1,018.30	$6.76
R4	Actual	1.09%	$1,000.00	$994.10	$5.43
	Hypothetical (h)	1.09%	$1,000.00	$1,019.55	$5.50
R5 (Formerly W)	Actual	1.19%	$1,000.00	$994.25	$5.93
	Hypothetical (h)	1.19%	$1,000.00	$1,019.05	$6.01

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Change Impacting the Table

As further discussed in Note 5 in the Notes to Financial Statements, the Class W shares were redesignated Class R5 on May 30, 2012 which resulted in changes to the fund’s fee agreements. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. Had these changes been in effect throughout the entire six month period, the annualized expense ratio would have been 1.04% for Class R5: the actual expense paid during the period would have been approximately $5.19 for Class R5: and the hypothetical expense paid during the period would have been approximately $5.25 for Class R5. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

11

PORTFOLIO OF INVESTMENTS

5/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.7%
Issuer	Shares/Par	Value ($)

Aerospace - 0.5%
Rolls-Royce Holdings PLC	821,848	$10,455,171

Airlines - 1.2%
Copa Holdings S.A., “A”	287,540	$23,871,571

Alcoholic Beverages - 6.3%
Carlsberg A.S., “B”	243,395	$18,204,101
Diageo PLC	1,727,821	41,195,341
Heineken N.V.	620,021	29,688,680
Pernod Ricard S.A.	372,649	36,541,128

		$125,629,250
Apparel Manufacturers - 5.0%
Compagnie Financiere Richemont S.A.	344,135	$19,697,659
Li & Fung Ltd.	12,372,400	22,699,458
LVMH Moet Hennessy Louis Vuitton S.A.	387,393	57,457,197

		$99,854,314
Automotive - 2.8%
Bayerische Motoren Werke AG	335,132	$25,388,810
Guangzhou Automobile Group Co. Ltd., “H” (a)	8,216,000	6,944,923
Honda Motor Co. Ltd.	738,500	23,481,513

		$55,815,246
Broadcasting - 1.2%
Publicis Groupe S.A.	520,072	$24,315,140

Brokerage & Asset Managers - 1.9%
Aberdeen Asset Management PLC	2,858,640	$10,705,939
BM&F Bovespa S.A.	2,268,600	10,742,063
Credit Suisse Group AG	816,436	15,601,652

		$37,049,654
Business Services - 7.6%
Accenture PLC, “A”	331,990	$18,956,629
Amadeus IT Holding S.A.	739,536	13,597,274
Brenntag AG	177,496	20,019,902
Capita Group PLC	1,660,278	15,813,512

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Business Services - continued
Compass Group PLC	3,903,330	$38,260,569
Experian Group Ltd.	995,275	13,881,958
Intertek Group PLC	376,198	15,396,052
LPS Brasil - Consultoria de Imoveis S.A.	514,400	9,385,884
Michael Page International PLC	1,004,437	5,543,829

		$150,855,609
Computer Software - 4.3%
Check Point Software Technologies Ltd. (a)	509,150	$26,088,846
Dassault Systems S.A.	257,421	23,496,914
OBIC Co. Ltd.	72,930	14,205,753
SAP AG	400,512	22,978,825

		$86,770,338
Computer Software - Systems - 0.9%
NICE Systems Ltd., ADR (a)	501,460	$18,594,137

Construction - 0.4%
Bellway PLC	710,791	$7,586,138

Consumer Products - 3.2%
Reckitt Benckiser Group PLC	631,560	$33,522,531
Uni-Charm Corp.	572,400	30,935,605

		$64,458,136
Electrical Equipment - 3.0%
Legrand S.A. (l)	793,256	$23,935,761
Mettler-Toledo International, Inc. (a)	87,200	13,613,664
Schneider Electric S.A.	420,075	22,523,584

		$60,073,009
Electronics - 4.5%
ASML Holding N.V.	447,410	$20,495,852
Infineon Technologies AG	1,580,005	12,500,805
Samsung Electronics Co. Ltd.	20,530	21,032,360
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2,665,345	36,595,187

		$90,624,204
Energy - Independent - 0.9%
INPEX Corp.	3,052	$17,545,281

Energy - Integrated - 3.5%
BG Group PLC	1,639,824	$31,564,514

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Energy - Integrated - continued
China Petroleum & Chemical Corp.	17,844,000	$15,918,323
OAO Gazprom, ADR	1,397,790	12,368,142
Suncor Energy, Inc.	401,060	10,884,167

		$70,735,146
Engineering - Construction - 1.2%
JGC Corp.	902,400	$24,725,182

Food & Beverages - 5.1%
Groupe Danone (l)	912,749	$58,563,812
Nestle S.A.	773,414	43,930,243

		$102,494,055
Food & Drug Stores - 2.8%
CP All PLC	7,212,100	$7,764,087
Dairy Farm International Holdings Ltd.	1,633,800	17,126,663
Lawson, Inc.	432,900	30,329,518

		$55,220,268
Gaming & Lodging - 0.6%
Sands China Ltd.	3,234,400	$11,016,092

General Merchandise - 0.6%
Lojas Renner S.A.	380,500	$10,970,610

Insurance - 1.2%
AIA Group Ltd.	7,465,000	$24,292,298

Internet - 0.7%
Yahoo Japan Corp.	50,271	$14,633,506

Machinery & Tools - 2.2%
KONE Oyj “B”	275,708	$15,445,903
Schindler Holding AG	167,753	18,610,173
Weir Group PLC	445,630	10,667,344

		$44,723,420
Major Banks - 2.2%
HSBC Holdings PLC	2,765,957	$21,846,024
Standard Chartered PLC	1,116,393	22,640,724

		$44,486,748

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Medical & Health Technology & Services - 1.6%
Diagnosticos da America S.A.	1,133,600	$7,953,214
Fleury S.A.	611,000	7,313,157
Fresenius Medical Care AG & Co. KGaA	251,131	16,685,083

		$31,951,454
Medical Equipment - 2.5%
Essilor International S.A. (l)	274,860	$23,542,523
Sonova Holding AG	282,364	26,487,894

		$50,030,417
Metals & Mining - 2.0%
Iluka Resources Ltd.	1,095,238	$14,194,640
Rio Tinto Ltd.	457,012	25,255,787

		$39,450,427
Network & Telecom - 0.7%
Ericsson, Inc., “B” (l)	1,631,620	$13,836,730

Oil Services - 1.2%
Saipem S.p.A. (l)	330,516	$12,928,602
Technip	110,210	10,110,402

		$23,039,004
Other Banks & Diversified Financials - 6.1%
Banco Santander Brasil S.A., ADR	1,263,620	$10,045,779
Banco Santander Chile, ADR	142,930	10,639,709
Bank Rakyat Indonesia	12,165,000	7,299,577
China Construction Bank	17,305,650	11,969,154
Credicorp Ltd.	152,530	19,031,168
HDFC Bank Ltd.	1,571,538	14,134,193
Itau Unibanco Holding S.A., ADR	1,404,140	20,317,906
Julius Baer Group Ltd.	460,749	14,567,704
Siam Commercial Bank Co. Ltd.	3,250,600	14,355,156

		$122,360,346
Pharmaceuticals - 4.8%
Bayer AG	288,313	$18,257,274
Novo Nordisk A/S, “B”	169,311	22,586,211
Roche Holding AG	172,740	27,086,978
Santen Pharmaceutical Co. Ltd.	435,400	15,774,638
Teva Pharmaceutical Industries Ltd., ADR	334,200	13,097,298

		$96,802,399

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Precious Metals & Minerals - 1.1%
Goldcorp, Inc.	312,600	$11,410,195
Newcrest Mining Ltd.	467,594	11,350,640

		$22,760,835
Railroad & Shipping - 2.3%
Canadian National Railway Co.	425,100	$34,832,694
Kuehne & Nagel, Inc. AG	99,490	10,614,219

		$45,446,913
Real Estate - 0.5%
Brasil Brokers Participacoes	3,036,100	$8,987,043

Specialty Chemicals - 5.8%
Akzo Nobel N.V.	300,633	$13,820,712
L’Air Liquide S.A.	186,426	20,228,711
Linde AG	270,030	41,497,517
Shin-Etsu Chemical Co. Ltd.	402,600	20,604,912
Symrise AG	711,865	19,994,230

		$116,146,082
Specialty Stores - 1.5%
Industria de Diseno Textil S.A.	353,604	$29,313,041

Telecommunications - Wireless - 1.5%
MTN Group Ltd.	645,442	$10,258,174
TIM Participacoes S.A., ADR	836,880	20,461,716

		$30,719,890
Telephone Services - 1.0%
China Unicom (Hong Kong) Ltd.	14,278,000	$19,609,934

Tobacco - 2.3%
Japan Tobacco, Inc.	8,250	$46,008,806
Total Common Stocks (Identified Cost, $1,919,695,621)		$1,973,257,844

Money Market Funds - 1.1%
MFS Institutional Money Market Portfolio, 0.13%, at Cost and Net Asset Value (v)	22,463,466	$22,463,466

16

Portfolio of Investments – continued

Collateral for Securities Loaned - 2.6%
Issuer	Shares/Par	Value ($)

Navigator Securities Lending Prime Portfolio, 0.28%, at Cost and Net Asset Value (j)	51,462,790	$51,462,790
Total Investments (Identified Cost, $1,993,621,877)		$2,047,184,100

Other Assets, Less Liabilities - (2.4)%		(47,936,971)
Net Assets - 100.0%		$1,999,247,129

(a)	Non-income producing security.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/12

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $1,971,158,411)	$2,024,720,634
Underlying affiliated funds, at cost and value	22,463,466
Total investments, at value, including $47,780,880 of securities on loan (identified cost, $1,993,621,877)	$2,047,184,100
Cash	417
Foreign currency, at value (identified cost, $1,469,642)	1,459,466
Receivables for
Investments sold	4,192,220
Fund shares sold	6,590,862
Interest and dividends	7,560,754
Other assets	10,224
Total assets	$2,066,998,043
Liabilities
Payables for
Investments purchased	$13,248,959
Fund shares reacquired	1,210,222
Collateral for securities loaned, at value	51,462,790
Payable to affiliates
Investment adviser	95,103
Shareholder servicing costs	873,516
Distribution and service fees	5,988
Payable for independent Trustees’ compensation	3,676
Accrued expenses and other liabilities	850,660
Total liabilities	$67,750,914
Net assets	$1,999,247,129
Net assets consist of
Paid-in capital	$1,951,508,725
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $598,705 deferred country tax)	52,913,338
Accumulated net realized gain (loss) on investments and foreign currency	(26,666,271)
Undistributed net investment income	21,491,337
Net assets	$1,999,247,129
Shares of beneficial interest outstanding	86,291,376

18

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$215,036,853	9,929,345	$21.66
Class B	12,830,474	625,751	20.50
Class C	31,432,427	1,564,496	20.09
Class I	1,508,177,077	63,405,498	23.79
Class R1	536,517	26,955	19.90
Class R2	11,520,514	573,810	20.08
Class R3	16,606,359	772,010	21.51
Class R4	203,006,929	9,388,881	21.62
Class R5 (formerly Class W)	99,979	4,630	21.59

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $22.98 [100 / 94.25 x $21.66]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4 and R5.

See Notes to Financial Statements

19

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/12

This statement describes how much your fund earned in investment income and accrued in expenses.

It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$47,243,531
Interest	854,188
Dividends from underlying affiliated funds	28,160
Foreign taxes withheld	(4,189,292)
Total investment income	$43,936,587
Expenses
Management fee	$16,084,101
Distribution and service fees	1,334,992
Shareholder servicing costs	2,847,588
Administrative services fee	290,455
Independent Trustees’ compensation	40,934
Custodian fee	503,857
Shareholder communications	82,716
Audit and tax fees	76,432
Legal fees	25,423
Miscellaneous	281,729
Total expenses	$21,568,227
Fees paid indirectly	(82)
Reduction of expenses by investment adviser	(7,583)
Net expenses	$21,560,562
Net investment income	$22,376,025
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $42,724 country tax)	$86,519,188
Foreign currency	(443,869)
Net realized gain (loss) on investments and foreign currency	$86,075,319
Change in unrealized appreciation (depreciation)
Investments (net of $598,705 decrease in deferred country tax)	$(414,951,578)
Translation of assets and liabilities in foreign currencies	(316,906)
Net unrealized gain (loss) on investments and foreign currency translation	$(415,268,484)
Net realized and unrealized gain (loss) on investments and foreign currency	$(329,193,165)
Change in net assets from operations	$(306,817,140)

See Notes to Financial Statements

20

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended 5/31
	2012	2011
Change in net assets
From operations
Net investment income	$22,376,025	$20,668,663
Net realized gain (loss) on investments and foreign currency	86,075,319	118,485,045
Net unrealized gain (loss) on investments and foreign currency translation	(415,268,484)	339,372,487
Change in net assets from operations	$(306,817,140)	$478,526,195
Distributions declared to shareholders
From net investment income	$(19,146,186)	$(14,925,017)
Change in net assets from fund share transactions	$351,520,137	$217,225,602
Total change in net assets	$25,556,811	$680,826,780
Net assets
At beginning of period	1,973,690,318	1,292,863,538
At end of period (including undistributed net investment income of $21,491,337 and $18,748,091, respectively)	$1,999,247,129	$1,973,690,318

See Notes to Financial Statements

21

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 5/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$25.60	$19.23	$17.30	$26.73	$27.97
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.21	$0.20	$0.19	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	(3.96)	6.35	1.91	(8.97)	0.94
Total from investment operations	$(3.75)	$6.56	$2.11	$(8.78)	$1.23
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.19)	$(0.18)	$(0.21)	$(0.22)
From net realized gain on investments	—	—	—	(0.44)	(2.25)
Total distributions declared to shareholders	$(0.19)	$(0.19)	$(0.18)	$(0.65)	$(2.47)
Net asset value, end of period (x)	$21.66	$25.60	$19.23	$17.30	$26.73
Total return (%) (r)(s)(t)(x)	(14.60)	34.20	12.12	(32.59)	4.25
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.32	1.33	1.40	1.54	1.46
Expenses after expense reductions (f)	1.32	1.33	1.40	1.54	1.46
Net investment income	0.92	0.92	1.00	1.08	1.07
Portfolio turnover	39	58	45	81	55
Net assets at end of period (000 omitted)	$215,037	$282,410	$274,384	$214,115	$361,362

See Notes to Financial Statements

22

Financial Highlights – continued

Class B	Years ended 5/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$24.22	$18.20	$16.36	$25.35	$26.61
Income (loss) from investment operations
Net investment income (d)	$0.03	$0.05	$0.04	$0.04	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	(3.73)	5.99	1.80	(8.48)	0.92
Total from investment operations	$(3.70)	$6.04	$1.84	$(8.44)	$1.00
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.02)	$—	$(0.11)	$(0.01)
From net realized gain on investments	—	—	—	(0.44)	(2.25)
Total distributions declared to shareholders	$(0.02)	$(0.02)	$—	$(0.55)	$(2.26)
Net asset value, end of period (x)	$20.50	$24.22	$18.20	$16.36	$25.35
Total return (%) (r)(s)(t)(x)	(15.26)	33.17	11.26	(33.03)	3.58
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.07	2.08	2.15	2.20	2.11
Expenses after expense reductions (f)	2.07	2.08	2.15	2.20	2.11
Net investment income	0.14	0.25	0.21	0.21	0.30
Portfolio turnover	39	58	45	81	55
Net assets at end of period (000 omitted)	$12,830	$17,387	$15,153	$16,363	$37,507

Class C	Years ended 5/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$23.77	$17.90	$16.14	$25.05	$26.37
Income (loss) from investment operations
Net investment income (d)	$0.03	$0.07	$0.06	$0.05	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	(3.66)	5.87	1.77	(8.39)	0.90
Total from investment operations	$(3.63)	$5.94	$1.83	$(8.34)	$0.99
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.07)	$(0.07)	$(0.13)	$(0.06)
From net realized gain on investments	—	—	—	(0.44)	(2.25)
Total distributions declared to shareholders	$(0.05)	$(0.07)	$(0.07)	$(0.57)	$(2.31)
Net asset value, end of period (x)	$20.09	$23.77	$17.90	$16.14	$25.05
Total return (%) (r)(s)(t)(x)	(15.26)	33.22	11.28	(33.05)	3.57
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.07	2.08	2.15	2.21	2.11
Expenses after expense reductions (f)	2.07	2.08	2.15	2.21	2.11
Net investment income	0.16	0.31	0.31	0.31	0.36
Portfolio turnover	39	58	45	81	55
Net assets at end of period (000 omitted)	$31,432	$40,549	$29,539	$22,107	$41,990

See Notes to Financial Statements

23

Financial Highlights – continued

Class I	Years ended 5/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$28.12	$21.10	$18.96	$29.17	$30.30
Income (loss) from investment operations
Net investment income (d)	$0.32	$0.33	$0.28	$0.32	$0.41
Net realized and unrealized gain (loss) on investments and foreign currency	(4.38)	6.93	2.09	(9.84)	1.02
Total from investment operations	$(4.06)	$7.26	$2.37	$(9.52)	$1.43
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.24)	$(0.23)	$(0.25)	$(0.31)
From net realized gain on investments	—	—	—	(0.44)	(2.25)
Total distributions declared to shareholders	$(0.27)	$(0.24)	$(0.23)	$(0.69)	$(2.56)
Net asset value, end of period (x)	$23.79	$28.12	$21.10	$18.96	$29.17
Total return (%) (r)(s)(x)	(14.40)	34.52	12.42	(32.37)	4.61
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.08	1.15	1.21	1.11
Expenses after expense reductions (f)	1.07	1.08	1.15	1.21	1.11
Net investment income	1.27	1.32	1.28	1.64	1.38
Portfolio turnover	39	58	45	81	55
Net assets at end of period (000 omitted)	$1,508,177	$1,357,929	$899,052	$739,374	$859,767

Class R1	Years ended 5/31
	2012	2011	2010	2009 (i)
Net asset value, beginning of period	$23.73	$17.91	$16.21	$18.71
Income (loss) from investment operations
Net investment income (d)	$0.13	$0.08	$0.05	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	(3.76)	5.85	1.79	(1.91	)(g)
Total from investment operations	$(3.63)	$5.93	$1.84	$(1.81)
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.11)	$(0.14)	$(0.25)
From net realized gain on investments	—	—	—	(0.44)
Total distributions declared to shareholders	$(0.20)	$(0.11)	$(0.14)	$(0.69)
Net asset value, end of period (x)	$19.90	$23.73	$17.91	$16.21
Total return (%) (r)(s)(x)	(15.28)	33.18	11.28	(9.27	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.08	2.07	2.15	2.29	(a)
Expenses after expense reductions (f)	2.08	2.07	2.15	2.29	(a)
Net investment income	0.61	0.37	0.29	1.03	(a)
Portfolio turnover	39	58	45	81
Net assets at end of period (000 omitted)	$537	$197	$108	$91

See Notes to Financial Statements

24

Financial Highlights – continued

Class R2	Years ended 5/31
	2012	2011	2010	2009 (i)
Net asset value, beginning of period	$23.86	$17.98	$16.27	$18.71
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.29	$0.19	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	(3.75)	5.79	1.75	(1.89	)(g)
Total from investment operations	$(3.55)	$6.08	$1.94	$(1.75)
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.20)	$(0.23)	$(0.25)
From net realized gain on investments	—	—	—	(0.44)
Total distributions declared to shareholders	$(0.23)	$(0.20)	$(0.23)	$(0.69)
Net asset value, end of period (x)	$20.08	$23.86	$17.98	$16.27
Total return (%) (r)(s)(x)	(14.84)	33.89	11.80	(8.94	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	1.57	1.65	1.79	(a)
Expenses after expense reductions (f)	1.58	1.57	1.65	1.79	(a)
Net investment income	0.93	1.31	1.02	1.53	(a)
Portfolio turnover	39	58	45	81
Net assets at end of period (000 omitted)	$11,521	$6,297	$1,491	$92

Class R3	Years ended 5/31
	2012	2011	2010	2009 (i)
Net asset value, beginning of period	$25.48	$19.15	$17.26	$19.77
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.24	$0.24	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	(3.97)	6.30	1.87	(2.06	)(g)
Total from investment operations	$(3.73)	$6.54	$2.11	$(1.82)
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.21)	$(0.22)	$(0.25)
From net realized gain on investments	—	—	—	(0.44)
Total distributions declared to shareholders	$(0.24)	$(0.21)	$(0.22)	$(0.69)
Net asset value, end of period (x)	$21.51	$25.48	$19.15	$17.26
Total return (%) (r)(s)(x)	(14.61)	34.23	12.12	(8.82	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.33	1.33	1.40	1.53	(a)
Expenses after expense reductions (f)	1.33	1.33	1.40	1.53	(a)
Net investment income	1.06	1.07	1.20	2.46	(a)
Portfolio turnover	39	58	45	81
Net assets at end of period (000 omitted)	$16,606	$9,455	$7,016	$3,240

See Notes to Financial Statements

25

Financial Highlights – continued

Class R4	Years ended 5/31
	2012	2011	2010	2009 (i)
Net asset value, beginning of period	$25.59	$19.22	$17.29	$19.77
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.32	$0.42	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	(4.06)	6.29	1.74	(2.05	)(g)
Total from investment operations	$(3.70)	$6.61	$2.16	$(1.79)
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.24)	$(0.23)	$(0.25)
From net realized gain on investments	—	—	—	(0.44)
Total distributions declared to shareholders	$(0.27)	$(0.24)	$(0.23)	$(0.69)
Net asset value, end of period (x)	$21.62	$25.59	$19.22	$17.29
Total return (%) (r)(s)(x)	(14.42)	34.51	12.40	(8.66	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.08	1.15	1.29	(a)
Expenses after expense reductions (f)	1.07	1.08	1.15	1.29	(a)
Net investment income	1.59	1.37	2.07	2.64	(a)
Portfolio turnover	39	58	45	81
Net assets at end of period (000 omitted)	$203,007	$115,489	$40,781	$5,018

Class R5 (formerly Class W) (y)	Years ended 5/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$25.57	$19.21	$17.30	$26.72	$27.98
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.52	$0.25	$0.33	$0.36
Net realized and unrealized gain (loss) on investments and foreign currency	(3.94)	6.07	1.88	(9.06)	0.93
Total from investment operations	$(3.72)	$6.59	$2.13	$(8.73)	$1.29
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.23)	$(0.22)	$(0.25)	$(0.30)
From net realized gain on investments	—	—	—	(0.44)	(2.25)
Total distributions declared to shareholders	$(0.26)	$(0.23)	$(0.22)	$(0.69)	$(2.55)
Net asset value, end of period (x)	$21.59	$25.57	$19.21	$17.30	$26.72
Total return (%) (r)(s)(x)	(14.50)	34.39	12.25	(32.39)	4.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.17	1.17	1.25	1.35	1.22
Expenses after expense reductions (f)	1.17	1.17	1.25	1.35	1.22
Net investment income	0.95	2.23	1.25	2.04	1.39
Portfolio turnover	39	58	45	81	55
Net assets at end of period (000 omitted)	$100	$143,976	$25,338	$13,782	$4,409

See Notes to Financial Statements

26

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, October 1, 2008 (Classes R1, R2, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net asset values which include adjustments made in accordance with the U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	As further discussed in Note 5 in the Notes to Financial Statements, on May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International Growth Fund (the fund) is a series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at

28

Notes to Financial Statements – continued

issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published

29

Notes to Financial Statements – continued

prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
France	$58,563,812	$242,151,360	$—	$300,715,172
United Kingdom	160,965,988	118,113,658	—	279,079,646
Japan	137,682,073	100,562,641	—	238,244,714
Germany	42,973,055	134,349,391	—	177,322,446
Switzerland	—	176,596,522	—	176,596,522
Brazil	106,177,372	—	—	106,177,372
Hong Kong	22,699,458	52,435,053	—	75,134,511
Netherlands	20,495,852	43,509,392	—	64,005,244
Israel	57,780,281	—	—	57,780,281
Other Countries	210,795,558	287,406,378	—	498,201,936
Mutual Funds	73,926,256	—	—	73,926,256
Total Investments	$892,059,705	$1,155,124,395	$—	$2,047,184,100

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $236,168,854 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $285,110,556 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or

30

Notes to Financial Statements – continued

market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends

31

Notes to Financial Statements – continued

received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended May 31, 2012, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	5/31/12	5/31/11
Ordinary income (including any short-term capital gains)	$19,146,186	$14,925,017

32

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/12
Cost of investments	$2,015,316,233
Gross appreciation	179,441,882
Gross depreciation	(147,574,015)
Net unrealized appreciation (depreciation)	$31,867,867
Undistributed ordinary income	21,894,625
Capital loss carryforwards	(4,971,915)
Other temporary differences	(1,052,173)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after May 31, 2011 be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of May 31, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
5/31/18	$(4,971,915)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 5/31/12	Year ended 5/31/11
Class A	$1,925,738	$2,532,301
Class B	15,613	12,135
Class C	80,161	113,949
Class I	13,333,103	10,808,477
Class R1	4,213	939
Class R2	95,970	25,768
Class R3	153,195	68,198
Class R4	1,275,917	1,038,945
Class R5 (formerly Class W)	2,262,276	324,305
Total	$19,146,186	$14,925,017

33

Notes to Financial Statements – continued

On May 30, 2012, Class W shares were redesignated Class R5. See Note 5 for additional information.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

The management fee incurred for the year ended May 31, 2012 was equivalent to an annual effective rate of 0.85% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $60,826 for the year ended May 31, 2012, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$591,092
Class B	0.75%	0.25%	1.00%	1.00%	145,908
Class C	0.75%	0.25%	1.00%	1.00%	344,287
Class R1	0.75%	0.25%	1.00%	1.00%	3,176
Class R2	0.25%	0.25%	0.50%	0.50%	43,884
Class R3	—	0.25%	0.25%	0.25%	35,949
Class R5(formerly Class W)	0.10%	—	0.10%	0.10%	170,696
Total Distribution and Service Fees					$1,334,992

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2012 based on each class’ average daily net assets. Effective May 30, 2012, Class W shares were redesignated Class R5 shares. Effective May 31, 2012, the 0.10% Class W distribution fee was eliminated. See Note 5 for additional information.

34

Notes to Financial Statements – continued

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2012, were as follows:

Amount
Class A	$2,497
Class B	23,985
Class C	8,945

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2012, the fee was $197,877, which equated to 0.0105% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended May 31, 2012, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,121,516. Effective with the redesignation of Class W to Class R5 on May 30, 2012 (as discussed in Note 5), Class R5 shares do not incur sub-accounting fees.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended May 31, 2012, these costs for the fund amounted to $1,528,195 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2012 was equivalent to an annual effective rate of 0.0154% of the fund’s average daily net assets.

35

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $109 and is included in independent Trustees’ compensation for the year ended May 31, 2012. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $3,664 at May 31, 2012, and is included in “Payable for independent Trustees’ compensation” on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended May 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $16,744 and are included in “Miscellaneous” expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $7,583, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $1,116,009,632 and $739,952,929, respectively.

36

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/12		Year ended 5/31/11
	Shares	Amount	Shares	Amount
Shares sold
Class A	3,099,642	$71,438,788	3,880,058	$87,951,304
Class B	139,235	3,043,934	143,642	3,151,062
Class C	352,684	7,527,904	455,149	9,900,776
Class I	19,991,217	504,214,816	8,521,617	210,135,320
Class R1	33,278	690,592	2,255	47,397
Class R2	436,200	9,438,149	231,678	5,134,036
Class R3	645,935	14,798,008	257,590	5,962,052
Class R4	6,555,147	156,034,065	4,109,943	88,661,023
Class R5 (formerly Class W)	5,139,201	112,210,467	4,875,480	115,284,624
	36,392,539	$879,396,723	22,477,412	$526,227,594
Shares issued to shareholders in reinvestment of distributions
Class A	79,185	$1,634,374	92,833	$2,189,017
Class B	740	14,510	498	11,139
Class C	2,873	55,226	3,452	75,843
Class I	540,336	12,238,579	382,935	9,906,542
Class R1	221	4,213	43	939
Class R2	4,386	84,037	1,002	22,035
Class R3	7,473	153,195	2,907	68,198
Class R4	44,764	921,705	32,515	765,734
Class R5 (formerly Class W)	107,687	2,215,132	12,860	302,722
	787,665	$17,320,971	529,045	$13,342,169
Shares reacquired
Class A	(4,281,049)	$(97,799,484)	(7,210,532)	$(166,602,105)
Class B	(232,027)	(4,986,982)	(259,062)	(5,557,154)
Class C	(496,784)	(10,415,729)	(402,905)	(8,539,937)
Class I	(5,418,386)	(135,309,114)	(3,230,759)	(81,398,628)
Class R1	(14,864)	(306,330)	(29)	(657)
Class R2	(130,720)	(2,771,072)	(51,666)	(1,128,595)
Class R3	(252,540)	(5,828,688)	(255,801)	(5,914,535)
Class R4	(1,724,096)	(38,608,520)	(1,751,598)	(39,565,399)
Class R5 (formerly Class W)	(10,873,283)	(249,171,638)	(576,603)	(13,637,151)
	(23,423,749)	$(545,197,557)	(13,738,955)	$(322,344,161)

37

Notes to Financial Statements – continued

	Year ended 5/31/12		Year ended 5/31/11
	Shares	Amount	Shares	Amount
Net change
Class A	(1,102,222)	$(24,726,322)	(3,237,641)	$(76,461,784)
Class B	(92,052)	(1,928,538)	(114,922)	(2,394,953)
Class C	(141,227)	(2,832,599)	55,696	1,436,682
Class I	15,113,167	381,144,281	5,673,793	138,643,234
Class R1	18,635	388,475	2,269	47,679
Class R2	309,866	6,751,114	181,014	4,027,476
Class R3	400,868	9,122,515	4,696	115,715
Class R4	4,875,815	118,347,250	2,390,860	49,861,358
Class R5 (formerly Class W)	(5,626,395)	(134,746,039)	4,311,737	101,950,195
	13,756,455	$351,520,137	9,267,502	$217,225,602

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund, were the owners of record of approximately 30%, 7%, 5%, 4%, and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Retirement Income Fund, the MFS Lifetime 2010 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2030 Fund, MFS Lifetime 2040 Fund, and the MFS Lifetime 2050 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

Redesignation of Class W to Class R5 – On May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds

38

Notes to Financial Statements – continued

rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended May 31, 2012, the fund’s commitment fee and interest expense were $13,165 and $0, respectively, and are included in “Miscellaneous” expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	40,492,319	467,001,506	(485,030,359)	22,463,466

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$28,160	$22,463,466

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and Shareholders of MFS International Growth Fund:

We have audited the accompanying statement of assets and liabilities of MFS International Growth Fund (the Fund) (one of the portfolios comprising MFS Series Trust X), including the portfolio of investments, as of May 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS International Growth Fund at May 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts July 17, 2012

40

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of July 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A
John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A
J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A
Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

44

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Managers
David Antonelli & Kevin Dwan

45

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2011 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

Income derived from foreign sources was $39,276,945. The fund intends to pass through foreign tax credits of $3,024,609 for the fiscal year.

46

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

47

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

48

Save paper with eDelivery.

MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

MFS® International Value Fund

ANNUAL REPORT

May 31, 2012

FGI-ANN

MFS® INTERNATIONAL VALUE FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

World financial markets remain a venue of uncertainty. The focus has shifted most recently to the eurozone, where policymakers are attempting to develop a plan that will help debt-laden countries and prevent their woes from spreading across the region. Volatility is likely to continue as investors test the resolve of European officials to make the tough decisions needed to solve the crisis.

The U.S. economy is experiencing a period of growth. However, markets have been jittery in reaction to events in Europe and ahead of the U.S. presidential election. Voters in the United States are watching the economy closely and waiting to see if Congress agrees to cut the budget and extend the Bush administration tax cuts. Failure to do so could ultimately send the U.S. economy back into recession.

Amid this global uncertainty, managing risk becomes a top priority for investors and their advisors. At MFS® our global research platform is designed to ensure the smooth functioning of our investment process in all business climates. Through this integrated approach, our investment staff shares ideas and evaluates opportunities across geographies, across both fundamental and quantitative disciplines, and across companies’ entire capital structure. We employ this uniquely collaborative approach to build better insights for our clients.

Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so that the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

We, like our investors, are mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to emphasize the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with investment advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

July 17, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
KDDI Corp.	3.5%
Heineken N.V.	3.0%
Groupe Danone	2.9%
Royal Dutch Shell PLC, “A”	2.9%
Nestle S.A.	2.8%
Vodafone Group PLC	2.7%
GlaxoSmithKline PLC	2.7%
British American Tobacco PLC	2.7%
Kao Corp.	2.5%
Japan Tobacco, Inc.	2.5%
Equity sectors
Consumer Staples	20.9%
Financial Services	16.3%
Health Care	11.8%
Utilities & Communications	9.3%
Technology	7.6%
Special Products & Services	6.1%
Energy	5.8%
Industrial Goods & Services	4.5%
Leisure	3.6%
Basic Materials	3.3%
Retailing	2.2%
Transportation	1.6%
Autos & Housing	1.5%

Issuer counry weightings (x)
United Kingdom	27.2%
Japan	27.1%
Switzerland	11.6%
Germany	7.6%
France	6.1%
United States	5.5%
Netherlands	4.4%
Sweden	1.6%
Taiwan	1.6%
Other Countries	7.3%

2

Portfolio Composition – continued

Currency exposure weightings (y)
British Pound Sterling	27.2%
Japanese Yen	26.4%
Euro	20.7%
Swiss Franc	11.6%
United States Dollar	5.9%
Swedish Krona	1.6%
Taiwan Dollar	1.6%
Norwegian Krone	0.9%
Australian Dollar	0.9%
Other Currencies	3.2%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s total net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s total net assets.

Percentages are based on net assets as of 5/31/12.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2012, Class A shares of the MFS International Value Fund (the “fund”) provided a total return of –9.15%, at net asset value. This compares with a return of –22.12% for the fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Value Index.

Market Environment

Prior to the beginning of the reporting period, looser U.S. monetary and fiscal policy fostered a sharp rebound in market risk sentiment. By the beginning of the period, global macroeconomic conditions had begun to weaken and renewed concerns surrounding eurozone sovereign debt arose, causing the recovery in asset valuations to plateau.

During the middle of the reporting period, worries about U.S. sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply and credit spreads widened. At the same time, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows.

Later in the period, however, additional liquidity from the U.S. Federal Reserve (in the form of “Operation Twist”) and the European Central Bank (in the form of 3-year, Longer Term Refinancing Operations, or LTROs), coupled with improved global macroeconomic conditions, ushered in improved market dynamics. At the end of the period, though, weaker global growth data, along with greater perceived risks concerning several core and peripheral eurozone economies, appeared to have renewed a more cautious stance among investors.

Contributors to Performance

An overweight allocation to the consumer staples sector contributed to the fund’s performance relative to the MSCI EAFE Value Index. Within this sector, holdings of tobacco company Japan Tobacco (b) (Japan), British American Tobacco (b) (United Kingdom), and household and industrial products manufacturer Kao Corp. (b) (Japan) aided relative returns. Shares of British American Tobacco appreciated over the period as the company reported strong revenue growth, citing that the recent declining trend in global industry volume may be slowing. In addition, the Turkish government reversed a portion of their tax increase on cigarettes, which was a positive for the stock.

A combination of stock selection and an underweight allocation to the financial services sector also contributed to relative results. The fund’s avoidance of poor-performing global banking group BNP Paribas (France) and financial services firm Banco Santander (Spain) benefited relative performance.

4

Management Review – continued

Security selection in both the special products & services and technology sectors was another positive factor for the fund’s relative returns. Here, it was holdings of strong-performing distribution and outsourcing service provider Bunzl (b) (United Kingdom) and South Korean microchip and electronics manufacturer Samsung Electronics (b) that strengthened relative returns. The stock price of Samsung Electronics rose as the company benefited from strong revenues driven by increased domestic demand for the company’s smartphones and tablets.

Stocks in other sectors that were among the fund’s top relative contributors for the reporting period included holdings of convenience store chain Lawson (b) (Japan) and not holding shares of poor-performing Spanish telecommunications company Telefónica S.A.

The fund’s cash and cash equivalents position was also a contributor to relative performance. The fund strives to be fully invested and only holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

Detractors from Performance

The combination of stock selection and an underweight allocation to the energy sector was a primary factor that detracted from the fund’s relative performance. The timing of ownership in shares of global energy and petrochemical company Royal Dutch Shell PLC (Netherlands) detracted from relative results as the stock outpaced the broad market for the reporting period.

Stocks in other sectors that hindered relative performance included information technology products and electronics maker Acer (b)(h) (Taiwan), mailroom equipment producer Neopost (France), financial services firm ING Groep (Netherlands), and Italian banking firm Unicredito Italiano (h). Shares of ING Groep declined as concerns increased over their ability to fund themselves and increase earnings as the sovereign debt crisis continued to hamper the outlook on economic growth. The timing of the fund’s ownership in shares of financial services firm HSBC (United Kingdom), which outperformed the benchmark, also held back relative performance. Additionally, not holding Australian financial services firm Commonwealth Bank of Australia, Japanese diversified financial services firm Mitsubishi UFJ Financial Group, financial services company Westpac Banking Corp. (Australia), and financial services provider Australia and New Zealand Banking Group detracted from relative performance as all four stocks outperformed the broad market.

Respectfully,

Benjamin Stone	Barnaby Wiener
Portfolio Manager	Portfolio Manager

5

Management Review – continued

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 5/31/12

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 5/31/12

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	10/24/95	(9.15)%	(2.00)%	7.74%	N/A
B	10/24/95	(9.82)%	(2.69)%	7.04%	N/A
C	7/01/96	(9.82)%	(2.69)%	7.04%	N/A
I	1/02/97	(8.90)%	(1.71)%	8.13%	N/A
R1	10/01/08	(9.77)%	N/A	N/A	3.51%
R2	10/01/08	(9.38)%	N/A	N/A	4.01%
R3	10/01/08	(9.14)%	N/A	N/A	4.28%
R4	10/01/08	(8.91)%	N/A	N/A	4.53%
R5 (formerly Class W)	5/01/06	(8.95)%	(1.79)%	N/A	1.29%
Comparative benchmark
MSCI EAFE Value Index (f)		(22.12)%	(8.61)%	4.43%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(14.37)%	(3.15)%	7.10%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		(13.39)%	(3.02)%	7.04%	N/A
C With CDSC (1% for 12 months) (x)		(10.72)%	(2.69)%	7.04%	N/A

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

As further discussed in Note 5 in the Notes to Financial Statements, on May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

(f)	Source: FactSet Research Systems, Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

8

Performance Summary – continued

Benchmark Definition

MSCI EAFE (Europe, Australasia, Far East) Value Index – a market capitalization-weighted index that is designed to measure equity market performance for value securities in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

December 1, 2011 through May 31, 2012

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2011 through May 31, 2012.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads).Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/11	Ending Account Value 5/31/12	Expenses Paid During Period (p) 12/01/11-5/31/12
A	Actual	1.22%	$1,000.00	$999.96	$6.10
	Hypothetical (h)	1.22%	$1,000.00	$1,018.90	$6.16
B	Actual	1.97%	$1,000.00	$996.36	$9.83
	Hypothetical (h)	1.97%	$1,000.00	$1,015.15	$9.92
C	Actual	1.97%	$1,000.00	$995.94	$9.83
	Hypothetical (h)	1.97%	$1,000.00	$1,015.15	$9.92
I	Actual	0.97%	$1,000.00	$1,001.51	$4.85
	Hypothetical (h)	0.97%	$1,000.00	$1,020.15	$4.90
R1	Actual	1.97%	$1,000.00	$996.56	$9.83
	Hypothetical (h)	1.97%	$1,000.00	$1,015.15	$9.92
R2	Actual	1.47%	$1,000.00	$998.39	$7.34
	Hypothetical (h)	1.47%	$1,000.00	$1,017.65	$7.41
R3	Actual	1.22%	$1,000.00	$999.94	$6.10
	Hypothetical (h)	1.22%	$1,000.00	$1,018.90	$6.16
R4	Actual	0.97%	$1,000.00	$1,001.16	$4.85
	Hypothetical (h)	0.97%	$1,000.00	$1,020.15	$4.90
R5 (formerly W)	Actual	1.06%	$1,000.00	$1,001.09	$5.30
	Hypothetical (h)	1.06%	$1,000.00	$1,019.70	$5.35

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

As further discussed in Note 5 in the Notes to Financial Statements, the Class W shares were redesignated Class R5 on May 30, 2012 which resulted in changes to the fund’s fee agreements. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. Had these changes been in effect throughout the entire six month period, the annualized expense ratio would have been 0.89% for Class R5: the actual expense paid during the period would have been approximately $4.46 for Class R5: and the hypothetical expense paid during the period would have been approximately $4.50 for Class R5. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

11

PORTFOLIO OF INVESTMENTS

5/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 94.5%
Issuer	Shares/Par	Value ($)

Aerospace - 1.1%
Cobham PLC	15,954,792	$54,957,594

Alcoholic Beverages - 3.0%
Heineken N.V.	2,942,321	$140,888,175

Automotive - 0.8%
USS Co. Ltd.	364,650	$36,839,270

Broadcasting - 1.8%
Fuji Television Network, Inc.	28,712	$45,656,056
Nippon Television Network Corp.	291,410	42,005,728

		$87,661,784
Brokerage & Asset Managers - 1.4%
Computershare Ltd.	3,381,027	$25,656,032
Daiwa Securities Group, Inc.	12,797,000	40,178,866

		$65,834,898
Business Services - 6.1%
Amadeus IT Holding S.A.	3,287,672	$60,447,872
Brenntag AG	280,816	31,673,439
Bunzl PLC	4,314,296	68,021,250
Compass Group PLC	8,073,746	79,139,123
Nomura Research, Inc.	2,415,400	51,981,263

		$291,262,947
Chemicals - 1.2%
Givaudan S.A.	59,363	$55,239,178

Computer Software - 0.8%
OBIC Co. Ltd.	199,460	$38,852,042

Computer Software - Systems - 2.2%
Asustek Computer, Inc.	2,302,220	$23,062,308
Konica Minolta Holdings, Inc.	4,567,400	32,547,309
Nintendo Co. Ltd.	255,000	29,550,005
Venture Corp. Ltd.	3,028,500	18,715,580

		$103,875,202

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Construction - 0.7%
Geberit AG	178,595	$34,646,824

Consumer Products - 7.0%
Henkel KGaA, IPS	1,409,775	$91,920,834
Kao Corp.	4,698,400	121,210,288
KOSE Corp.	1,015,200	22,304,165
Reckitt Benckiser Group PLC	1,832,884	97,287,526

		$332,722,813
Containers - 0.4%
Brambles Ltd.	2,692,233	$17,465,872

Electrical Equipment - 1.7%
Legrand S.A. (l)	1,746,171	$52,689,083
Spectris PLC	1,088,511	27,101,376

		$79,790,459
Electronics - 3.0%
ASM International N.V.	502,231	$17,144,741
Halma PLC	5,407,295	32,723,708
Samsung Electronics Co. Ltd.	41,196	42,204,049
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3,834,412	52,646,477

		$144,718,975
Energy - Independent - 0.7%
Cairn Energy PLC	7,907,297	$34,919,653

Energy - Integrated - 5.1%
BP PLC	17,626,920	$107,143,513
Royal Dutch Shell PLC, “A”	4,418,407	137,456,676

		$244,600,189
Food & Beverages - 5.7%
Groupe Danone	2,155,945	$138,329,767
Nestle S.A.	2,349,450	133,449,757

		$271,779,524
Food & Drug Stores - 1.6%
Lawson, Inc.	1,086,800	$76,142,573

Insurance - 5.7%
Amlin PLC	2,917,898	$14,305,163
Catlin Group Ltd.	2,958,954	18,286,965
Euler Hermes	206,544	13,567,551

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Insurance - continued
Hiscox Ltd.	5,562,107	$34,062,319
ING Groep N.V. (a)	5,841,247	34,148,580
Jardine Lloyd Thompson Group PLC	2,301,985	24,196,130
SNS REAAL Groep N.V. (a)	317,024	449,281
Swiss Re Ltd.	1,310,515	75,553,446
Zurich Insurance Group AG	283,956	58,365,103

		$272,934,538
Leisure & Toys - 0.4%
Sankyo Co. Ltd.	367,000	$17,659,717

Machinery & Tools - 1.7%
Glory Ltd.	1,073,400	$20,540,686
Neopost S.A.	719,695	37,522,300
Schindler Holding AG	219,425	24,342,559

		$82,405,545
Major Banks - 3.3%
HSBC Holdings PLC	14,235,092	$112,431,306
Sumitomo Mitsui Financial Group, Inc.	1,549,900	45,003,539

		$157,434,845
Medical & Health Technology & Services - 1.6%
Kobayashi Pharmaceutical Co. Ltd.	921,000	$50,228,938
Rhoen-Klinikum AG	896,436	24,413,470

		$74,642,408
Medical Equipment - 1.5%
Nihon Kohden Corp.	839,000	$23,894,008
Synthes, Inc. (n)	284,664	46,510,067

		$70,404,075
Network & Telecom - 1.6%
Ericsson, Inc., “B”	9,100,736	$77,177,547

Other Banks & Diversified Financials - 3.6%
Anglo Irish Bank Corp. PLC (a)	851,990	$0
Chiba Bank Ltd.	3,269,000	18,364,421
DnB NOR A.S.A.	4,768,250	43,314,174
Hachijuni Bank Ltd.	3,211,000	15,304,158
Joyo Bank Ltd.	4,622,000	19,044,195
Julius Baer Group Ltd.	563,416	17,813,771
Jyske Bank A.S. (a)	260,560	6,833,675
Sapporo Hokuyo Holdings, Inc.	4,263,900	12,280,033
Sydbank A.S. (a)	471,182	7,749,041

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Other Banks & Diversified Financials - continued
UniCredit S.p.A. (a)	8,720,993	$27,031,569
Unione di Banche Italiane ScpA	1,718,027	4,768,441

		$172,503,478
Pharmaceuticals - 8.7%
Bayer AG	1,161,136	$73,528,348
GlaxoSmithKline PLC	5,889,061	130,712,757
Hisamitsu Pharmaceutical Co., Inc.	425,400	18,706,690
Roche Holding AG	697,500	109,373,435
Sanofi (l)	707,091	48,252,788
Santen Pharmaceutical Co. Ltd.	1,021,400	37,005,546

		$417,579,564
Printing & Publishing - 1.4%
Pearson PLC	3,045,320	$53,394,439
United Business Media Ltd.	1,662,663	13,722,202

		$67,116,641
Real Estate - 2.3%
Deutsche Wohnen AG	3,119,573	$48,266,873
GSW Immobilien AG (a)	1,490,489	52,018,404
TAG Immobilien AG (a)	955,524	9,452,047

		$109,737,324
Specialty Chemicals - 1.7%
Shin-Etsu Chemical Co. Ltd.	963,545	$49,313,859
Symrise AG	1,151,794	32,350,564

		$81,664,423
Specialty Stores - 0.6%
Esprit Holdings Ltd.	17,650,481	$28,239,678

Telecommunications - Wireless - 7.7%
KDDI Corp.	26,839	$165,457,864
NTT DoCoMo, Inc.	43,948	70,067,147
Vodafone Group PLC	48,883,147	130,940,566

		$366,465,577
Telephone Services - 1.6%
China Unicom (Hong Kong) Ltd.	10,228,000	$14,047,514
Royal KPN N.V.	2,009,350	19,047,701
TDC A.S.	4,320,622	27,350,861
Telecom Italia S.p.A. (l)	24,699,537	16,781,266

		$77,227,342

15

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Common Stocks - continued
Tobacco - 5.2%
British American Tobacco PLC		2,716,279	$127,880,504
Japan Tobacco, Inc.		21,257	118,546,567

			$246,427,071
Trucking - 1.6%
Yamato Holdings Co. Ltd.		4,820,700	$74,751,744
Total Common Stocks (Identified Cost, $4,503,546,209)			$4,506,569,489

Issuer/Expiration Date/Strike Price	Par Amount of Contracts
Put Options Purchased - 0.0%
JPY Currency - August 2012 @ $0.01	JPY	7,060,718,000	$84,729
JPY Currency - January 2013 @ $0.01		4,893,031,000	626,308
JPY Currency - March 2013 @ $0.01		7,300,480,008	416,127
Total Put Options Purchased (Premiums Paid, $3,659,640)			$1,127,164

Call Options Purchased - 0.0%
EUR Currency - March 2013 @ JPY 121 (Premiums Paid, $3,997,087)	EUR	158,797,765	$533,560

Issuer	Shares/Par
Money Market Funds - 4.4%
MFS Institutional Money Market Portfolio, 0.13%, at Cost and Net Asset Value (v)		211,440,470	$211,440,470

Collateral for Securities Loaned - 1.1%
Navigator Securities Lending Prime Portfolio, 0.28%, at Cost and Net Asset Value (j)		52,756,732	$52,756,732
Total Investments (Identified Cost, $4,775,400,138)			$4,772,427,415

Other Assets, Less Liabilities - (0.0)%			(1,597,928)
Net Assets - 100.0%			$4,770,829,487

(a)	Non-income producing security.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $46,510,067 representing 1.0% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

16

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
IPS	International Preference Stock
PLC	Public Limited Company

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro
JPY	Japanese Yen

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/12

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $4,563,959,668)	$4,560,986,945
Underlying affiliated funds, at cost and value	211,440,470
Total investments, at value, including $48,156,513 of securities on loan (identified cost, $4,775,400,138)	$4,772,427,415
Cash	809
Foreign currency, at value (identified cost, $3,926,961)	3,912,768
Receivables for
Investments sold	1,357,037
Fund shares sold	30,133,722
Interest and dividends	30,182,225
Other assets	19,285
Total assets	$4,838,033,261
Liabilities
Payables for
Investments purchased	$5,021,071
Fund shares reacquired	6,534,957
Collateral for securities loaned, at value	52,756,732
Payable to affiliates
Investment adviser	202,054
Shareholder servicing costs	2,134,250
Distribution and service fees	37,556
Payable for independent Trustees’ compensation	1,632
Accrued expenses and other liabilities	515,522
Total liabilities	$67,203,774
Net assets	$4,770,829,487
Net assets consist of
Paid-in capital	$4,758,306,776
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(2,693,389)
Accumulated net realized gain (loss) on investments and foreign currency	(87,720,935)
Undistributed net investment income	102,937,035
Net assets	$4,770,829,487
Shares of beneficial interest outstanding	197,531,369

18

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,699,622,115	71,463,131	$23.78
Class B	29,232,361	1,282,754	22.79
Class C	92,451,356	4,200,280	22.01
Class I	2,348,278,100	94,817,371	24.77
Class R1	1,453,697	65,288	22.27
Class R2	191,404,898	8,520,450	22.46
Class R3	171,797,554	7,254,941	23.68
Class R4	236,489,422	9,922,959	23.83
Class R5 (formerly Class W)	99,984	4,195	23.84

Shares outstanding are rounded for presentation purposes.

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $25.23 [100 / 94.25 x $23.78]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

19

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/12

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$165,561,426
Other	809
Interest	1,645,114
Dividends from underlying affiliated funds	172,781
Foreign taxes withheld	(10,141,064)
Total investment income	$157,239,066
Expenses
Management fee	$30,178,533
Distribution and service fees	6,273,236
Shareholder servicing costs	5,575,099
Administrative services fee	555,864
Independent Trustees’ compensation	57,400
Custodian fee	639,906
Shareholder communications	334,035
Audit and tax fees	62,488
Legal fees	48,164
Miscellaneous	569,735
Total expenses	$44,294,460
Fees paid indirectly	(85)
Reduction of expenses by investment adviser	(15,448)
Net expenses	$44,278,927
Net investment income	$112,960,139
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$6,892,294
Foreign currency	(1,865,382)
Net realized gain (loss) on investments and foreign currency	$5,026,912
Change in unrealized appreciation (depreciation)
Investments	$(467,133,646)
Translation of assets and liabilities in foreign currencies	17,341
Net unrealized gain (loss) on investments and foreign currency translation	$(467,116,305)
Net realized and unrealized gain (loss) on investments and foreign currency	$(462,089,393)
Change in net assets from operations	$(349,129,254)

See Notes to Financial Statements

20

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 5/31
	2012	2011
Change in net assets
From operations
Net investment income	$112,960,139	$62,456,204
Net realized gain (loss) on investments and foreign currency	5,026,912	242,335,025
Net unrealized gain (loss) on investments and foreign currency translation	(467,116,305)	505,496,192
Change in net assets from operations	$(349,129,254)	$810,287,421
Distributions declared to shareholders
From net investment income	$(58,620,503)	$(38,000,412)
Change in net assets from fund share transactions	$1,745,234,017	$140,141,137
Total change in net assets	$1,337,484,260	$912,428,146
Net assets
At beginning of period	3,433,345,227	2,520,917,081
At end of period (including undistributed net investment income of $102,937,035 and $56,915,586, respectively)	$4,770,829,487	$3,433,345,227

See Notes to Financial Statements

21

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 5/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$26.57	$20.75	$19.35	$30.23	$32.74
Income (loss) from investment operations
Net investment income (d)	$0.67	$0.44	$0.42	$0.46	$0.63
Net realized and unrealized gain (loss) on investments and foreign currency	(3.11)	5.66	1.19	(9.27)	(0.62)
Total from investment operations	$(2.44)	$6.10	$1.61	$(8.81)	$0.01
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.28)	$(0.21)	$(0.55)	$(0.37)
From net realized gain on investments	—	—	—	(1.52)	(2.15)
Total distributions declared to shareholders	$(0.35)	$(0.28)	$(0.21)	$(2.07)	$(2.52)
Net asset value, end of period (x)	$23.78	$26.57	$20.75	$19.35	$30.23
Total return (%) (r)(s)(t)(x)	(9.15)	29.51	8.21	(28.97)	(0.05)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.23	1.28	1.35	1.48	1.45
Expenses after expense reductions (f)	1.23	1.28	1.35	1.48	1.45
Net investment income	2.73	1.85	1.88	2.32	2.03
Portfolio turnover	15	24	25	52	35
Net assets at end of period (000 omitted)	$1,699,622	$1,462,263	$1,308,449	$542,453	$400,018

See Notes to Financial Statements

22

Financial Highlights – continued

Class B	Years ended 5/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$25.50	$19.90	$18.54	$29.09	$31.55
Income (loss) from investment operations
Net investment income (d)	$0.45	$0.24	$0.17	$0.15	$0.33
Net realized and unrealized gain (loss) on investments and foreign currency	(2.96)	5.44	1.19	(8.75)	(0.52)
Total from investment operations	$(2.51)	$5.68	$1.36	$(8.60)	$(0.19)
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.08)	$—	$(0.43)	$(0.12)
From net realized gain on investments	—	—	—	(1.52)	(2.15)
Total distributions declared to shareholders	$(0.20)	$(0.08)	$—	$(1.95)	$(2.27)
Net asset value, end of period (x)	$22.79	$25.50	$19.90	$18.54	$29.09
Total return (%) (r)(s)(t)(x)	(9.82)	28.60	7.34	(29.42)	(0.69)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.98	2.03	2.10	2.16	2.10
Expenses after expense reductions (f)	1.98	2.03	2.10	2.16	2.10
Net investment income	1.89	1.07	0.80	0.72	1.10
Portfolio turnover	15	24	25	52	35
Net assets at end of period (000 omitted)	$29,232	$28,686	$21,961	$22,952	$51,764

Class C	Years ended 5/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$24.64	$19.28	$18.01	$28.39	$30.89
Income (loss) from investment operations
Net investment income (d)	$0.43	$0.24	$0.19	$0.18	$0.36
Net realized and unrealized gain (loss) on investments and foreign currency	(2.86)	5.26	1.14	(8.58)	(0.54)
Total from investment operations	$(2.43)	$5.50	$1.33	$(8.40)	$(0.18)
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.14)	$(0.06)	$(0.46)	$(0.17)
From net realized gain on investments	—	—	—	(1.52)	(2.15)
Total distributions declared to shareholders	$(0.20)	$(0.14)	$(0.06)	$(1.98)	$(2.32)
Net asset value, end of period (x)	$22.01	$24.64	$19.28	$18.01	$28.39
Total return (%) (r)(s)(t)(x)	(9.82)	28.60	7.37	(29.44)	(0.69)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.98	2.03	2.10	2.16	2.10
Expenses after expense reductions (f)	1.98	2.03	2.10	2.16	2.10
Net investment income	1.89	1.08	0.95	0.92	1.22
Portfolio turnover	15	24	25	52	35
Net assets at end of period (000 omitted)	$92,451	$92,921	$66,124	$49,093	$76,841

See Notes to Financial Statements

23

Financial Highlights – continued

Class I	Years ended 5/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$27.66	$21.56	$20.07	$31.20	$33.71
Income (loss) from investment operations
Net investment income (d)	$0.81	$0.53	$0.44	$0.49	$0.77
Net realized and unrealized gain (loss) on investments and foreign currency	(3.29)	5.88	1.28	(9.51)	(0.64)
Total from investment operations	$(2.48)	$6.41	$1.72	$(9.02)	$0.13
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.31)	$(0.23)	$(0.59)	$(0.49)
From net realized gain on investments	—	—	—	(1.52)	(2.15)
Total distributions declared to shareholders	$(0.41)	$(0.31)	$(0.23)	$(2.11)	$(2.64)
Net asset value, end of period (x)	$24.77	$27.66	$21.56	$20.07	$31.20
Total return (%) (r)(s)(x)	(8.90)	29.89	8.46	(28.73)	0.31
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	1.03	1.10	1.16	1.10
Expenses after expense reductions (f)	0.98	1.03	1.10	1.16	1.10
Net investment income	3.16	2.13	1.91	2.29	2.43
Portfolio turnover	15	24	25	52	35
Net assets at end of period (000 omitted)	$2,348,278	$1,339,067	$830,162	$668,802	$756,900

Class R1	Years ended 5/31
	2012	2011	2010	2009 (i)
Net asset value, beginning of period	$25.05	$19.61	$18.37	$22.52
Income (loss) from investment operations
Net investment income (d)	$0.76	$0.32	$0.17	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	(3.22)	5.27	1.19	(2.21	)(g)
Total from investment operations	$(2.46)	$5.59	$1.36	$(2.04)
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.15)	$(0.12)	$(0.59)
From net realized gain on investments	—	—	—	(1.52)
Total distributions declared to shareholders	$(0.32)	$(0.15)	$(0.12)	$(2.11)
Net asset value, end of period (x)	$22.27	$25.05	$19.61	$18.37
Total return (%) (r)(s)(x)	(9.77)	28.55	7.35	(8.85	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.97	2.03	2.10	2.21	(a)
Expenses after expense reductions (f)	1.97	2.03	2.10	2.21	(a)
Net investment income	3.26	1.40	0.84	1.52	(a)
Portfolio turnover	15	24	25	52
Net assets at end of period (000 omitted)	$1,454	$256	$98	$91

See Notes to Financial Statements

24

Financial Highlights – continued

Class R2	Years ended 5/31
	2012	2011	2010	2009 (i)
Net asset value, beginning of period	$25.13	$19.67	$18.42	$22.52
Income (loss) from investment operations
Net investment income (d)	$0.58	$0.38	$0.40	$0.79
Net realized and unrealized gain (loss) on investments and foreign currency	(2.95)	5.34	1.08	(2.78	)(g)
Total from investment operations	$(2.37)	$5.72	$1.48	$(1.99)
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.26)	$(0.23)	$(0.59)
From net realized gain on investments	—	—	—	(1.52)
Total distributions declared to shareholders	$(0.30)	$(0.26)	$(0.23)	$(2.11)
Net asset value, end of period (x)	$22.46	$25.13	$19.67	$18.42
Total return (%) (r)(s)(x)	(9.38)	29.22	7.91	(8.61	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.48	1.53	1.62	1.71	(a)
Expenses after expense reductions (f)	1.48	1.53	1.61	1.71	(a)
Net investment income	2.46	1.69	1.85	6.93	(a)
Portfolio turnover	15	24	25	52
Net assets at end of period (000 omitted)	$191,405	$190,555	$111,399	$7,828

Class R3	Years ended 5/31
	2012	2011	2010	2009 (i)
Net asset value, beginning of period	$26.50	$20.70	$19.32	$23.46
Income (loss) from investment operations
Net investment income (d)	$0.69	$0.56	$0.48	$0.61
Net realized and unrealized gain (loss) on investments and foreign currency	(3.12)	5.52	1.13	(2.64	)(g)
Total from investment operations	$(2.43)	$6.08	$1.61	$(2.03)
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.28)	$(0.23)	$(0.59)
From net realized gain on investments	—	—	—	(1.52)
Total distributions declared to shareholders	$(0.39)	$(0.28)	$(0.23)	$(2.11)
Net asset value, end of period (x)	$23.68	$26.50	$20.70	$19.32
Total return (%) (r)(s)(x)	(9.14)	29.52	8.21	(8.42	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.23	1.28	1.36	1.46	(a)
Expenses after expense reductions (f)	1.23	1.28	1.36	1.45	(a)
Net investment income	2.80	2.32	2.15	5.26	(a)
Portfolio turnover	15	24	25	52
Net assets at end of period (000 omitted)	$171,798	$109,906	$46,546	$6,327

See Notes to Financial Statements

25

Financial Highlights – continued

Class R4	Years ended 5/31
	2012	2011	2010	2009 (i)
Net asset value, beginning of period	$26.63	$20.77	$19.35	$23.46
Income (loss) from investment operations
Net investment income (d)	$0.79	$0.52	$0.48	$0.90
Net realized and unrealized gain (loss) on investments and foreign currency	(3.18)	5.65	1.17	(2.90	)(g)
Total from investment operations	$(2.39)	$6.17	$1.65	$(2.00)
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.31)	$(0.23)	$(0.59)
From net realized gain on investments	—	—	—	(1.52)
Total distributions declared to shareholders	$(0.41)	$(0.31)	$(0.23)	$(2.11)
Net asset value, end of period (x)	$23.83	$26.63	$20.77	$19.35
Total return (%) (r)(s)(x)	(8.91)	29.87	8.42	(8.29	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	1.03	1.10	1.21	(a)
Expenses after expense reductions (f)	0.98	1.03	1.10	1.21	(a)
Net investment income	3.19	2.14	2.15	7.60	(a)
Portfolio turnover	15	24	25	52
Net assets at end of period (000 omitted)	$236,489	$107,858	$68,408	$22,269

Class R5 (formerly Class W) (y)	Years ended 5/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$26.63	$20.78	$19.37	$30.23	$32.75
Income (loss) from investment operations
Net investment income (d)	$0.74	$0.47	$0.47	$0.65	$0.60
Net realized and unrealized gain (loss) on investments and foreign currency	(3.14)	5.68	1.16	(9.40)	(0.51)
Total from investment operations	$(2.40)	$6.15	$1.63	$(8.75)	$0.09
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.30)	$(0.22)	$(0.59)	$(0.46)
From net realized gain on investments	—	—	—	(1.52)	(2.15)
Total distributions declared to shareholders	$(0.39)	$(0.30)	$(0.22)	$(2.11)	$(2.61)
Net asset value, end of period (x)	$23.84	$26.63	$20.78	$19.37	$30.23
Total return (%) (r)(s)(x)	(8.95)	29.74	8.34	(28.78)	0.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.13	1.21	1.29	1.21
Expenses after expense reductions (f)	1.07	1.13	1.21	1.29	1.21
Net investment income	3.00	1.96	2.10	3.64	2.04
Portfolio turnover	15	24	25	52	35
Net assets at end of period (000 omitted)	$100	$101,834	$67,770	$20,807	$2,089

See Notes to Financial Statements

26

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception October 1, 2008, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purpose.
(y)	As further discussed in Note 5 in the Notes to Financial Statements, on May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International Value Fund (the fund) is a series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded

28

Notes to Financial Statements – continued

options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an

29

Notes to Financial Statements – continued

investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United Kingdom	$356,193,752	$942,489,020	$—	$1,298,682,772
Japan	231,694,686	1,061,741,991	—	1,293,436,677
Switzerland	75,553,446	479,740,694	—	555,294,140
Germany	118,234,485	245,389,494	—	363,623,979
France	138,329,767	152,031,721	—	290,361,488
Netherlands	—	211,678,477	—	211,678,477
Sweden	—	77,177,547	—	77,177,547
Taiwan	75,708,785	—	—	75,708,785
Spain	—	60,447,872	—	60,447,872
Other Countries	57,169,418	222,988,334	0	280,157,752
Purchased Currency Options	—	1,660,724	—	1,660,724
Mutual Funds	264,197,202	—	—	264,197,202
Total Investments	$1,317,081,541	$3,455,345,874	$0	$4,772,427,415

For further information regarding security characteristics, see the Portfolio of Investments. At May 31, 2012 the fund held one level 3 security valued at $0, which was also held and valued at $0 at May 31, 2011.

Of the level 2 investments presented above, equity investments amounting to $830,401,589 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments

30

Notes to Financial Statements – continued

amounting to $652,572,438 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options. The fund’s period end derivatives, as presented in the Portfolio of Investments, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at May 31, 2012 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives
Foreign Exchange	Purchased Currency Options	$1,660,724

(a)	The value of purchased options outstanding is included in “Total investments, at value”, within the fund’s Statement of Assets and Liabilities.

31

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended May 31, 2012 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)
Foreign Exchange	(6,452,805)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended May 31, 2012 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)
Foreign Exchange	(3,380,765)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded

32

Notes to Financial Statements – continued

under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default.

33

Notes to Financial Statements – continued

The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended May 31, 2012, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

34

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and foreign taxes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	5/31/12	5/31/11
Ordinary income (including any short-term capital gains)	$58,620,503	$38,000,412

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/12
Cost of investments	$4,793,546,581
Gross appreciation	327,004,778
Gross depreciation	(348,123,944)
Net unrealized appreciation (depreciation)	$(21,119,166)
Undistributed ordinary income	104,522,315
Capital loss carryforwards	(59,449,460)
Post-October capital loss deferral	(10,125,032)
Other temporary differences	(1,305,946)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after May 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of May 31, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
5/31/18	$(59,449,460)

35

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 5/31/12	Year ended 5/31/11
Class A	$21,388,030	$18,907,128
Class B	234,678	89,660
Class C	773,479	514,841
Class I	27,579,617	13,855,064
Class R1	5,198	892
Class R2	2,007,776	1,654,734
Class R3	2,383,615	683,488
Class R4	2,551,385	1,143,199
Class R5 (formerly Class W)	1,696,725	1,151,406
Total	$58,620,503	$38,000,412

On May 30, 2012, Class W shares were redesignated Class R5. See Note 5 for additional information.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

The management fee incurred for the year ended May 31, 2012 was equivalent to an annual effective rate of 0.78% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $561,449 for the year ended May 31, 2012, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the

36

Notes to Financial Statements – continued

distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$3,808,579
Class B	0.75%	0.25%	1.00%	1.00%	279,883
Class C	0.75%	0.25%	1.00%	1.00%	884,652
Class R1	0.75%	0.25%	1.00%	1.00%	6,708
Class R2	0.25%	0.25%	0.50%	0.50%	854,542
Class R3	—	0.25%	0.25%	0.25%	336,134
Class R5 (formerly Class W)	0.10%	—	0.10%	0.10%	102,738
Total Distribution and Service Fees					$6,273,236

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2012 based on each class’ average daily net assets. Effective May 30, 2012, Class W shares were redesignated Class R5 shares. Effective May 31, 2012, the 0.10% Class W distribution fee was eliminated. See Note 5 for additional information.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2012, were as follows:

Class A	$8,071
Class B	39,067
Class C	12,186

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2012, the fee was $479,378 which equated to 0.0124% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to

37

Notes to Financial Statements – continued

affiliated and unaffiliated service providers. For the year ended May 31, 2012, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,430,497. Effective with the redesignation of Class W to Class R5 on May 30, 2012 (as discussed in Note 5), Class R5 shares do not incur sub-accounting fees.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended May 31, 2012, these costs for the fund amounted to $1,665,224 and are reflected in the shareholder servicing costs on the Statement of Operations. Effective June 1, 2012, the fund no longer pays any expenses under this agreement.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2012 was equivalent to an annual effective rate of 0.0143% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $56 and is included in independent Trustees’ compensation for the year ended May 31, 2012. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $1,606 at May 31, 2012, and is included in “Payable for independent Trustees’ compensation” on the Statement of Assets and Liabilities.

38

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended May 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $33,587 and are included in “Miscellaneous” expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $15,448, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $2,257,657,480 and $563,855,521, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/12		Year ended 5/31/11
	Shares	Amount	Shares	Amount
Shares sold
Class A	35,804,771	$881,556,613	37,255,105	$895,638,112
Class B	427,472	10,147,280	355,048	8,265,764
Class C	1,325,478	30,332,493	1,204,882	27,065,156
Class I	55,473,879	1,410,667,754	11,767,219	288,838,527
Class R1	60,593	1,392,878	5,181	121,855
Class R2	5,102,617	119,161,715	4,406,804	100,304,412
Class R3	4,643,044	113,817,809	2,841,278	69,700,214
Class R4	7,612,415	191,530,120	2,060,861	49,890,894
Class R5 (formerly Class W)	2,357,101	57,731,458	1,963,103	46,759,920
	112,807,370	$2,816,338,120	61,859,481	$1,486,584,854

39

Notes to Financial Statements – continued

	Year ended 5/31/12		Year ended 5/31/11
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	817,540	$ 18,811,585	701,875	$ 17,034,513
Class B	9,670	213,992	3,340	78,044
Class C	26,751	571,659	16,381	369,891
Class I	802,037	19,200,765	504,065	12,717,560
Class R1	240	5,198	39	892
Class R2	90,437	1,967,911	71,649	1,646,501
Class R3	104,043	2,383,615	28,243	683,488
Class R4	98,616	2,271,129	41,011	996,569
Class R5 (formerly Class W)	67,898	1,564,360	39,360	956,853
	2,017,232	$46,990,214	1,405,963	$34,484,311
Shares reacquired
Class A	(20,195,540)	$(497,212,338)	(45,989,141)	$(1,145,851,313)
Class B	(279,480)	(6,596,096)	(336,711)	(7,729,113)
Class C	(923,414)	(21,015,201)	(878,713)	(19,578,272)
Class I	(9,874,007)	(252,086,234)	(2,353,666)	(59,101,020)
Class R1	(5,751)	(135,398)	(8)	(198)
Class R2	(4,255,358)	(99,027,895)	(2,558,551)	(57,758,394)
Class R3	(1,639,649)	(39,740,027)	(971,082)	(23,166,941)
Class R4	(1,837,850)	(45,653,823)	(1,344,918)	(32,376,182)
Class R5 (formerly Class W)	(6,244,903)	(156,627,305)	(1,439,328)	(35,366,595)
	(45,255,952)	$(1,118,094,317)	(55,872,118)	$(1,380,928,028)
Net change
Class A	16,426,771	$403,155,860	(8,032,161)	$(233,178,688)
Class B	157,662	3,765,176	21,677	614,695
Class C	428,815	9,888,951	342,550	7,856,775
Class I	46,401,909	1,177,782,285	9,917,618	242,455,067
Class R1	55,082	1,262,678	5,212	122,549
Class R2	937,696	22,101,731	1,919,902	44,192,519
Class R3	3,107,438	76,461,397	1,898,439	47,216,761
Class R4	5,873,181	148,147,426	756,954	18,511,281
Class R5 (formerly Class W)	(3,819,904)	(97,331,487)	563,135	12,350,178
	69,568,650	$1,745,234,017	7,393,326	$140,141,137
The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund, were the owners of record of approximately 13%, 3%, 2%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Retirement Income Fund, the MFS Lifetime 2010 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2040 Fund and the

40

Notes to Financial Statements – continued

MFS Lifetime 2050 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

Redesignation of Class W to Class R5 – On May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended May 31, 2012, the fund’s commitment fee and interest expense were $26,081 and $0, respectively, and are included in “Miscellaneous” expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money	142,515,907	1,326,196,723	(1,257,272,160)	211,440,470
Market Portfolio

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money
Market Portfolio	$—	$—	$172,781	$211,440,470

41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and Shareholders of MFS International Value Fund:

We have audited the accompanying statement of assets and liabilities of MFS International Value Fund (the Fund) (one of the portfolios comprising MFS Series Trust X), including the portfolio of investments, as of May 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS International Value Fund at May 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 17, 2012

42

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of July 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A
John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A
J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A
Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

46

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Managers
Benjamin Stone & Barnaby Wiener

47

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2011 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

Income derived from foreign sources was $150,138,952. The fund intends to pass through foreign tax credits of $7,914,493 for the fiscal year.

48

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

49

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

50

Save paper with eDelivery.

MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

MFS® Asset Allocation Funds

MFS® Conservative Allocation Fund

MFS® Moderate Allocation Fund

MFS® Growth Allocation Fund

MFS® Aggressive Growth Allocation Fund

ANNUAL REPORT

May 31, 2012

AAF-ANN

MFS® ASSET ALLOCATION FUNDS

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

World financial markets remain a venue of uncertainty. The focus has shifted most recently to the eurozone, where policymakers are attempting to develop a plan that will help debt-laden countries and prevent their woes from spreading across the region. Volatility is likely to continue as investors test the resolve of European officials to make the tough decisions needed to solve the crisis.

The U.S. economy is experiencing a period of growth. However, markets have been jittery in reaction to events in Europe and ahead of the U.S. presidential election. Voters in the United States are watching the economy closely and waiting to see if Congress agrees to cut the budget and extend the Bush administration tax cuts. Failure to do so could ultimately send the U.S. economy back into recession.

Amid this global uncertainty, managing risk becomes a top priority for investors and their advisors. At MFS®

our global research platform is designed to ensure the smooth functioning of our investment process in all business climates. Through this integrated approach, our investment staff shares ideas and evaluates opportunities across geographies, across both fundamental and quantitative disciplines, and across companies’ entire capital structure. We employ this uniquely collaborative approach to build better insights for our clients.

Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so that the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

We, like our investors, are mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to emphasize the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with investment advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

July 17, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

MFS Conservative Allocation Fund

Portfolio target allocation

Portfolio actual allocation

Portfolio holdings
MFS Research Bond Fund	17.2%
MFS Inflation-Adjusted Bond Fund	10.2%
MFS Government Securities Fund	10.1%
MFS Limited Maturity Fund	10.0%
MFS Value Fund	5.9%
MFS Research Fund	5.9%
MFS Growth Fund	5.9%
MFS Global Bond Fund	5.0%
MFS High Income Fund	5.0%
MFS Mid Cap Value Fund	4.0%
MFS Research International Fund	3.9%
MFS Mid Cap Growth Fund	3.9%
MFS Emerging Markets Debt Fund	3.0%
MFS Absolute Return Fund	2.0%
MFS International Value Fund	2.0%
MFS International Growth Fund	2.0%
MFS New Discovery Value Fund	1.0%
MFS Global Real Estate Fund	1.0%
MFS New Discovery Fund	1.0%
MFS Commodity Strategy Fund	1.0%
Cash & Other Net Assets (o)	0.0%

MFS Moderate Allocation Fund

Portfolio target allocation

Portfolio actual allocation

Portfolio holdings
MFS Research Bond Fund	12.4%
MFS Government Securities Fund	10.3%
MFS Research Fund	7.9%
MFS Value Fund	7.9%
MFS Growth Fund	7.8%
MFS Mid Cap Value Fund	6.9%
MFS Mid Cap Growth Fund	6.8%
MFS Research International Fund	5.8%
MFS Inflation-Adjusted Bond Fund	5.2%
MFS Global Bond Fund	5.1%
MFS High Income Fund	5.1%
MFS Emerging Markets Debt Fund	3.0%
MFS International Value Fund	2.9%
MFS International Growth Fund	2.9%
MFS Commodity Strategy Fund	2.9%
MFS Global Real Estate Fund	2.0%
MFS New Discovery Value Fund	1.5%
MFS New Discovery Fund	1.5%
MFS Absolute Return Fund	1.0%
MFS International New Discovery Fund	1.0%
Cash & Other Net Assets	0.1%

(o)	Less than 0.1%

Percentages are based on net assets as of 5/31/12.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS Growth Allocation Fund

Portfolio target allocation

Portfolio actual allocation

Portfolio holdings
MFS Growth Fund	10.9%
MFS Value Fund	10.9%
MFS Mid Cap Value Fund	9.0%
MFS Mid Cap Growth Fund	8.9%
MFS Research Fund	7.9%
MFS Research International Fund	6.8%
MFS Inflation-Adjusted Bond Fund	5.3%
MFS High Income Fund	5.2%
MFS International Value Fund	4.9%
MFS International Growth Fund	4.8%
MFS Global Bond Fund	4.1%
MFS Commodity Strategy Fund	3.9%
MFS Research Bond Fund	3.2%
MFS Emerging Markets Debt Fund	3.1%
MFS Global Real Estate Fund	3.0%
MFS New Discovery Value Fund	2.0%
MFS New Discovery Fund	2.0%
MFS International New Discovery Fund	2.0%
MFS Absolute Return Fund	1.1%
MFS Emerging Markets Equity Fund	1.0%
Cash & Other Net Assets (o)	0.0%

MFS Aggressive Growth Allocation Fund

Portfolio target allocation

Portfolio actual allocation

Portfolio holdings
MFS Value Fund	13.1%
MFS Growth Fund	13.0%
MFS Mid Cap Value Fund	10.1%
MFS Mid Cap Growth Fund	10.0%
MFS Research Fund	9.1%
MFS International Value Fund	8.0%
MFS International Growth Fund	7.9%
MFS Research International Fund	7.8%
MFS Global Real Estate Fund	5.1%
MFS Commodity Strategy Fund	4.9%
MFS International New Discovery Fund	4.0%
MFS New Discovery Value Fund	2.5%
MFS New Discovery Fund	2.5%
MFS Emerging Markets Equity Fund	1.9%
Cash & Other Net Assets	0.1%

(o)	Less than 0.1%

Percentages are based on net assets as of 5/31/12.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Market Environment

Prior to the beginning of the reporting period, looser U.S. monetary and fiscal policy fostered a sharp rebound in market risk sentiment. By the beginning of the period, global macroeconomic conditions had begun to weaken and renewed concerns surrounding eurozone sovereign debt arose, causing the recovery in asset valuations to plateau.

During the middle of the reporting period, worries about U.S. sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply and credit spreads widened. At the same time, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows.

Later in the period, however, additional liquidity from the U.S. Federal Reserve (in the form of “Operation Twist”) and the European Central Bank (in the form of 3-year, Longer Term Refinancing Operations, or LTROs), coupled with improved global macroeconomic conditions, ushered in improved market dynamics. At the end of the period, though, weaker global growth data, along with greater perceived risks concerning several core and peripheral eurozone economies, appeared to have renewed a more cautious stance among investors.

MFS Conservative Allocation Fund

Summary of Results

For the twelve months ended May 31, 2012, Class A shares of the MFS Conservative Allocation Fund (the “fund”) provided a total return of 0.79%, at net asset value. This compares with a return of 7.12% for the fund’s benchmark, the Barclays U.S. Aggregate Bond Index. The fund’s other benchmark, the MFS Conservative Allocation Fund Blended Index – Current (the “Blended Index”), generated a return of 2.54%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Detractors from Performance

During the reporting period, equity markets underperformed bonds, driven by poor performance in the international equity segment. Despite strong performance from the bond market over the period, the fund’s investments within this segment, particularly the MFS Limited Maturity Fund, a shorter duration (d) bond fund with a credit focus, detracted from performance relative to the Blended Index. In addition, the fund’s investments in the MFS Research Bond Fund and the MFS Global Bond Fund held back relative returns as both funds underperformed the benchmark used to represent the bond market within the Blended Index. Within the equity segment, the fund’s investments in the MFS Mid Cap Value Fund and MFS Mid Cap Growth Fund weakened relative performance as the small and mid cap segments of the U.S. equity market underperformed the broader U.S. equity market.

Contributors to Performance

During a period in which the bond market outperformed equities, the fund’s significant allocation to the fixed income segment was a positive factor for absolute performance. Within the bond segment, the fund’s investment in the MFS Inflation-Adjusted Bond Fund was a primary contributor to performance relative to the Blended Index, as this longer-duration government bond fund outperformed the benchmark used to represent the bond market within the Blended Index. Within the equity segment, the fund’s investments in the MFS International Value Fund also helped relative performance as this fund outperformed its respective segment of the international equity market.

MFS Moderate Allocation Fund

Summary of Results

For the twelve months ended May 31, 2012, Class A shares of the MFS Moderate Allocation Fund (the “fund”) provided a total return of –2.22%, at net asset value. This compares with a return of –0.41% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Moderate Allocation Fund Blended Index (the “Blended Index”), generated a return of –0.63%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Detractors from Performance

During the reporting period, equity markets underperformed bonds, driven by poor performance in the international equity segment. Despite strong performance from the bond market over the period, the fund’s investments in the MFS Research Bond Fund and the MFS Global Bond Fund held back relative returns as both funds underperformed the benchmark used to represent the bond market within the Blended Index. Within the equity segment, the fund’s investments in the MFS Mid Cap Value Fund and MFS Mid Cap Growth Fund weakened relative performance as the small and mid cap segments of the U.S. equity market underperformed the broader U.S. equity market.

Contributors to Performance

During a period in which the bond market outperformed equities, the fund’s significant allocation to the fixed income segment was a positive factor for absolute performance. Within the bond segment, the fund’s investment in the MFS Inflation-Adjusted

Management Review – continued

Bond Fund was a primary contributor to performance relative to the Blended Index, as this longer-duration government bond fund outperformed the benchmark used to represent the bond market within the Blended Index. Within the equity segment, the fund’s investments in the MFS International Value Fund also helped relative performance as this fund outperformed its respective segment of the international equity market.

MFS Growth Allocation Fund

Summary of Results

For the twelve months ended May 31, 2012, Class A shares of the MFS Growth Allocation Fund (the “fund”) provided a total return of –5.33%, at net asset value. This compares with a return of –0.41% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Growth Allocation Fund Blended Index (the “Blended Index”), generated a return of –3.96%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Detractors from Performance

During a period in which the equity markets underperformed bonds, the fund’s significant allocation to equities was a negative factor for absolute performance. Within the U.S. equity segment, the fund’s investments in the MFS Mid Cap Value Fund, MFS Mid Cap Growth Fund, and MFS New Discovery Fund weakened performance relative to the Blended Index as the small and mid cap segments of the U.S. equity market underperformed the broader U.S. equity market. The fund’s investment in the MFS Commodity Strategy Fund also hampered relative return as commodities turned in poor performance for the period.

Contributors to Performance

During a period in which the bond market outperformed equities, the fund’s allocation to the fixed income segment was a positive factor for absolute performance. Within the equity segment, the fund’s investments in the MFS International Value Fund, MFS International Growth Fund, and MFS International New Discovery Fund aided relative performance as these funds all outperformed their respective segment of the international equity market.

MFS Aggressive Growth Allocation Fund

Summary of Results

For the twelve months ended May 31, 2012, Class A shares of the MFS Aggressive Growth Allocation Fund (the “fund”) provided a total return of –8.70%, at net asset value. This compares with a return of –0.41% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Aggressive Growth Allocation Fund Blended Index (the “Blended Index”), generated a return of –8.08%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Detractors from Performance

Within the U.S. equity segment, the fund’s investments in the MFS Mid Cap Value Fund, MFS Mid Cap Growth Fund, and MFS New Discovery Fund weakened performance relative to the Blended Index as the small and mid cap segments of the U.S. equity market underperformed the broader U.S. equity market. The fund’s investment in the MFS Commodity Strategy Fund also hampered relative return as commodities turned in poor performance for the period.

Contributors to Performance

During the reporting period, despite the weak absolute performance of international equity markets, the fund’s investments in the MFS International Value Fund, MFS International Growth Fund, and MFS International New Discovery Fund aided relative performance as these funds all outperformed the benchmark used to represent the international equity segment within the Blended Index.

Respectfully,

Joseph Flaherty

Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 5/31/12

The following charts illustrate a representative class of each fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

MFS Conservative Allocation Fund

Growth of a hypothetical $10,000 investment (t)

Average annual total returns through 5/31/12

Without sales charge

Share class	Class inception date	1-yr	5-yr	Life (t)
A	6/28/02	0.79%	4.20%	5.58%
B	6/28/02	0.03%	3.47%	4.87%
C	6/28/02	0.00%	3.46%	4.87%
I	6/28/02	0.95%	4.47%	5.91%
R1	4/01/05	(0.01)%	3.43%	4.67%
R2	10/31/03	0.56%	3.95%	5.39%
R3	4/01/05	0.72%	4.21%	5.44%
R4	4/01/05	0.96%	4.47%	5.72%
529A	7/31/02	0.73%	4.08%	5.77%
529B	7/31/02	(0.08)%	3.33%	5.05%
529C	7/31/02	(0.08)%	3.34%	5.06%

Comparative benchmarks
Barclays U.S. Aggregate Bond Index (f)		7.12%	6.72%	5.65%
MFS Conservative Allocation Fund Blended Index-Current (f)(s)(w)		2.54%	3.46%	5.48%
MFS Conservative Allocation Fund Blended Index-Prior (f)(s)(u)		2.47%	3.45%	5.47%
Dow Jones-UBS Commodity Index (f)		(22.88)%	(4.94)%	4.48%
FTSE EPRA/NAREIT Developed Real Estate Index (f)		(6.28)%	(5.22)%	9.47%
MSCI EAFE (Europe, Australasia, Far East) Index (f)		(20.08)%	(6.88)%	5.26%
Standard & Poor’s 500 Stock Index (f)		(0.41)%	(0.92)%	4.92%

Performance Summary – continued

With sales charge
Share class	1-yr	5-yr	Life (t)
A With Initial Sales Charge (5.75%)	(5.00)%	2.97%	4.95%
B With CDSC (Declining over six years from 4% to 0%) (x)	(3.89)%	3.12%	4.87%
C With CDSC (1% for 12 months) (x)	(0.98)%	3.46%	4.87%
529A With Initial Sales Charge (5.75%)	(5.06)%	2.85%	5.14%
529B With CDSC (Declining over six years from 4% to 0%) (x)	(4.01)%	2.98%	5.05%
529C With CDSC (1% for 12 months) (x)	(1.06)%	3.34%	5.06%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(s)	Effective June 1, 2011, the MFS Conservative Allocation Fund Blended Index-Current replaced the MFS Conservative Allocation Fund Blended Index-Prior as a fund benchmark as the current blend is more appropriately aligned with the fund’s investment objectives.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(u)	MFS Conservative Allocation Fund Blended Index-Prior is at a point in time and allocations during the period can change. As of May 31, 2012 the blended index was comprised of 61% Barclays U.S. Aggregate Bond Index, 29% Standard & Poor’s 500 Stock Index, 8% MSCI EAFE (Europe, Australasia, Far East) Index, 1% Dow Jones-UBS Commodity Index, and 1% FTSE EPRA/NAREIT Developed Real Estate Index.
(w)	MFS Conservative Allocation Fund Blended Index-Current is at a point in time and allocations during the period can change. As of May 31, 2012 the blended index was comprised of 62% Barclays U.S. Aggregate Bond Index, 28% Standard & Poor’s 500 Stock Index, 8% MSCI EAFE (Europe, Australasia, Far East) Index, 1% Dow Jones-UBS Commodity Index, and 1% FTSE EPRA/NAREIT Developed Real Estate Index.
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS Moderate Allocation Fund

Growth of a hypothetical $10,000 investment (t)

Average annual total returns through 5/31/12

Without sales charge

Share class	Class inception date	1-yr	5-yr	Life (t)
A	6/28/02	(2.22)%	2.49%	5.93%
B	6/28/02	(2.95)%	1.77%	5.23%
C	6/28/02	(2.93)%	1.77%	5.24%
I	6/28/02	(1.96)%	2.80%	6.30%
R1	4/01/05	(2.98)%	1.75%	4.25%
R2	10/31/03	(2.42)%	2.27%	5.48%
R3	4/01/05	(2.23)%	2.52%	5.02%
R4	4/01/05	(1.99)%	2.79%	5.30%
529A	7/31/02	(2.30)%	2.37%	6.31%
529B	7/31/02	(3.03)%	1.65%	5.60%
529C	7/31/02	(3.00)%	1.64%	5.60%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		(0.41)%	(0.92)%	4.92%
MFS Moderate Allocation Fund Blended Index (f)(w)		(0.63)%	1.64%	5.42%
Dow Jones-UBS Commodity Index (f)		(22.88)%	(4.94)%	4.48%
FTSE EPRA/NAREIT Developed Real Estate Index (f)		(6.28)%	(5.22)%	9.47%
Barclays U.S. Aggregate Bond Index (f)		7.12%	6.72%	5.65%
MSCI EAFE (Europe, Australasia, Far East) Index (f)		(20.08)%	(6.88)%	5.26%

Performance Summary – continued

With sales charge
Share class	1-yr	5-yr	Life (t)
A With Initial Sales Charge (5.75%)	(7.84)%	1.29%	5.30%
B With CDSC (Declining over six years from 4% to 0%) (x)	(6.76)%	1.41%	5.23%
C With CDSC (1% for 12 months) (x)	(3.88)%	1.77%	5.24%
529A With Initial Sales Charge (5.75%)	(7.91)%	1.17%	5.67%
529B With CDSC (Declining over six years from 4% to 0%) (x)	(6.84)%	1.29%	5.60%
529C With CDSC (1% for 12 months) (x)	(3.95)%	1.64%	5.60%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(w)	MFS Moderate Allocation Fund Blended Index is at a point in time and allocations during the period can change. As of May 31, 2012 the blended index was comprised of 41% Barclays U.S. Aggregate Bond Index, 41% Standard & Poor’s 500 Stock Index, 13% MSCI EAFE (Europe, Australasia, Far East) Index, 3% Dow Jones-UBS Commodity Index, and 2% FTSE EPRA/NAREIT Developed Real Estate Index.
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS Growth Allocation Fund

Growth of a hypothetical $10,000 investment (t)

Average annual total returns through 5/31/12

Without sales charge

Share class	Class inception date	1-yr	5-yr	Life (t)
A	6/28/02	(5.33)%	0.50%	6.06%
B	6/28/02	(6.05)%	(0.22)%	5.33%
C	6/28/02	(6.08)%	(0.21)%	5.33%
I	6/28/02	(5.13)%	0.79%	6.39%
R1	4/01/05	(6.05)%	(0.23)%	3.69%
R2	10/31/03	(5.59)%	0.27%	5.37%
R3	4/01/05	(5.36)%	0.51%	4.44%
R4	4/01/05	(5.10)%	0.78%	4.74%
529A	7/31/02	(5.37)%	0.39%	6.67%
529B	7/31/02	(6.07)%	(0.32)%	5.94%
529C	7/31/02	(6.09)%	(0.33)%	5.95%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		(0.41)%	(0.92)%	4.92%
MFS Growth Allocation Fund Blended Index (f)(w)		(3.96)%	(0.42)%	5.36%
Barclays U.S. Aggregate Bond Index (f)		7.12%	6.72%	5.65%
Dow Jones-UBS Commodity Index (f)		(22.88)%	(4.94)%	4.48%
FTSE EPRA/NAREIT Developed Real Estate Index (f)		(6.28)%	(5.22)%	9.47%
MSCI EAFE (Europe, Australasia, Far East) Index (f)		(20.08)%	(6.88)%	5.26%

Performance Summary – continued

With sales charge
Share class	1-yr	5-yr	Life (t)
A With Initial Sales Charge (5.75%)	(10.78)%	(0.68)%	5.43%
B With CDSC (Declining over six years from 4% to 0%) (x)	(9.76)%	(0.57)%	5.33%
C With CDSC (1% for 12 months) (x)	(7.01)%	(0.21)%	5.33%
529A With Initial Sales Charge (5.75%)	(10.81)%	(0.79)%	6.03%
529B With CDSC (Declining over six years from 4% to 0%) (x)	(9.78)%	(0.67)%	5.94%
529C With CDSC (1% for 12 months) (x)	(7.01)%	(0.33)%	5.95%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(w)	MFS Growth Allocation Fund Blended Index is at a point in time and allocations during the period can change. As of May 31, 2012, the blended index was comprised of 52% Standard & Poor’s 500 Stock Index, 21% Barclays U.S. Aggregate Bond Index, 20% MSCI EAFE (Europe, Australasia, Far East) Index, 4% Dow Jones-UBS Commodity Index, and 3% FTSE EPRA/NAREIT Developed Real Estate Index.
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS Aggressive Growth Allocation Fund

Growth of a hypothetical $10,000 investment (t)

Average annual total returns through 5/31/12

Without sales charge

Share class	Class inception date	1-yr	5-yr	Life (t)
A	6/28/02	(8.70)%	(1.52)%	5.44%
B	6/28/02	(9.37)%	(2.21)%	4.76%
C	6/28/02	(9.35)%	(2.21)%	4.75%
I	6/28/02	(8.42)%	(1.22)%	5.80%
R1	4/01/05	(9.36)%	(2.22)%	2.77%
R2	10/31/03	(8.86)%	(1.74)%	4.71%
R3	4/01/05	(8.68)%	(1.49)%	3.53%
R4	4/01/05	(8.45)%	(1.25)%	3.81%
529A	7/31/02	(8.76)%	(1.63)%	6.31%
529B	7/31/02	(9.41)%	(2.33)%	5.55%
529C	7/31/02	(9.42)%	(2.32)%	5.58%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		(0.41)%	(0.92)%	4.92%
MFS Aggressive Growth Allocation Fund Blended Index (f)(w)		(8.08)%	(2.59)%	4.76%
Dow Jones-UBS Commodity Index (f)		(22.88)%	(4.94)%	4.48%
FTSE EPRA/NAREIT Developed Real Estate Index (f)		(6.28)%	(5.22)%	9.47%
MSCI EAFE (Europe, Australasia, Far East) Index (f)		(20.08)%	(6.88)%	5.26%

Performance Summary – continued

With sales charge
Share class	1-yr	5-yr	Life (t)
A With Initial Sales Charge (5.75%)	(13.95)%	(2.67)%	4.82%
B With CDSC (Declining over six years from 4% to 0%) (x)	(12.97)%	(2.56)%	4.76%
C With CDSC (1% for 12 months) (x)	(10.25)%	(2.21)%	4.75%
529A With Initial Sales Charge (5.75%)	(14.00)%	(2.79)%	5.67%
529B With CDSC (Declining over six years from 4% to 0%) (x)	(13.02)%	(2.68)%	5.55%
529C With CDSC (1% for 12 months) (x)	(10.32)%	(2.32)%	5.58%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(w)	MFS Aggressive Growth Allocation Fund Blended Index is at a point in time and allocations during the period can change. As of May 31, 2012 the blended index was comprised of 60% Standard & Poor’s 500 Stock Index, 30% MSCI EAFE (Europe, Australasia, Far East) Index, 5% Dow Jones-UBS Commodity Index, and 5% FTSE EPRA/NAREIT Developed Real Estate Index.
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

Benchmark Definitions

Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Dow Jones-UBS Commodity Index – a highly liquid and diversified benchmark for the commodity futures market. The index tracks trades on futures contracts for physical commodities, such as energy (petroleum, gas), precious metals (gold, silver), industrial metals (zinc, copper), grains (corn, wheat), livestock (pork bellies), among others, and are traded in a variety of currencies.

FTSE EPRA/NAREIT Developed Real Estate Index – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.

MSCI EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers each fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the funds may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLES

Fund expenses borne by the shareholders during the period, December 1, 2011 through May 31, 2012

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which each fund bears directly, each fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which each fund invests. Because the underlying funds have varied expenses and fee levels and each fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by each fund will vary. If these transactional and indirect costs were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2011 through May 31, 2012.

Actual expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Tables – continued

MFS CONSERVATIVE ALLOCATION FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/11	Ending Account Value 5/31/12	Expenses Paid During Period (p) 12/01/11-5/31/12
A	Actual	0.32%	$1,000.00	$1,032.14	$1.63
	Hypothetical (h)	0.32%	$1,000.00	$1,023.40	$1.62
B	Actual	1.07%	$1,000.00	$1,028.57	$5.43
	Hypothetical (h)	1.07%	$1,000.00	$1,019.65	$5.40
C	Actual	1.07%	$1,000.00	$1,028.14	$5.43
	Hypothetical (h)	1.07%	$1,000.00	$1,019.65	$5.40
I	Actual	0.07%	$1,000.00	$1,033.06	$0.36
	Hypothetical (h)	0.07%	$1,000.00	$1,024.65	$0.35
R1	Actual	1.07%	$1,000.00	$1,027.97	$5.42
	Hypothetical (h)	1.07%	$1,000.00	$1,019.65	$5.40
R2	Actual	0.57%	$1,000.00	$1,030.86	$2.89
	Hypothetical (h)	0.57%	$1,000.00	$1,022.15	$2.88
R3	Actual	0.32%	$1,000.00	$1,031.59	$1.63
	Hypothetical (h)	0.32%	$1,000.00	$1,023.40	$1.62
R4	Actual	0.07%	$1,000.00	$1,033.32	$0.36
	Hypothetical (h)	0.07%	$1,000.00	$1,024.65	$0.35
529A	Actual	0.37%	$1,000.00	$1,032.00	$1.88
	Hypothetical (h)	0.37%	$1,000.00	$1,023.15	$1.87
529B	Actual	1.12%	$1,000.00	$1,027.66	$5.68
	Hypothetical (h)	1.12%	$1,000.00	$1,019.40	$5.65
529C	Actual	1.12%	$1,000.00	$1,027.28	$5.68
	Hypothetical (h)	1.12%	$1,000.00	$1,019.40	$5.65

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the funds bear directly, the funds indirectly bear a pro rata share of the fees and expenses of the underlying funds in which the funds invest. If these indirect costs were included, your costs would have been higher.

Expense Tables – continued

MFS MODERATE ALLOCATION FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/11	Ending Account Value 5/31/12	Expenses Paid During Period (p) 12/01/11-5/31/12
A	Actual	0.31%	$1,000.00	$1,029.61	$1.57
	Hypothetical (h)	0.31%	$1,000.00	$1,023.45	$1.57
B	Actual	1.06%	$1,000.00	$1,025.85	$5.37
	Hypothetical (h)	1.06%	$1,000.00	$1,019.70	$5.35
C	Actual	1.06%	$1,000.00	$1,026.09	$5.37
	Hypothetical (h)	1.06%	$1,000.00	$1,019.70	$5.35
I	Actual	0.06%	$1,000.00	$1,030.45	$0.30
	Hypothetical (h)	0.06%	$1,000.00	$1,024.70	$0.30
R1	Actual	1.06%	$1,000.00	$1,025.03	$5.37
	Hypothetical (h)	1.06%	$1,000.00	$1,019.70	$5.35
R2	Actual	0.56%	$1,000.00	$1,028.29	$2.84
	Hypothetical (h)	0.56%	$1,000.00	$1,022.20	$2.83
R3	Actual	0.31%	$1,000.00	$1,029.16	$1.57
	Hypothetical (h)	0.31%	$1,000.00	$1,023.45	$1.57
R4	Actual	0.06%	$1,000.00	$1,030.81	$0.30
	Hypothetical (h)	0.06%	$1,000.00	$1,024.70	$0.30
529A	Actual	0.36%	$1,000.00	$1,028.72	$1.83
	Hypothetical (h)	0.36%	$1,000.00	$1,023.20	$1.82
529B	Actual	1.11%	$1,000.00	$1,025.91	$5.62
	Hypothetical (h)	1.11%	$1,000.00	$1,019.45	$5.60
529C	Actual	1.11%	$1,000.00	$1,025.37	$5.62
	Hypothetical (h)	1.11%	$1,000.00	$1,019.45	$5.60

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the funds bear directly, the funds indirectly bear a pro rata share of the fees and expenses of the underlying funds in which the funds invest. If these indirect costs were included, your costs would have been higher.

Expense Tables – continued

MFS GROWTH ALLOCATION FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/11	Ending Account Value 5/31/12	Expenses Paid During Period (p) 12/01/11-5/31/12
A	Actual	0.31%	$1,000.00	$1,026.76	$1.57
	Hypothetical (h)	0.31%	$1,000.00	$1,023.45	$1.57
B	Actual	1.06%	$1,000.00	$1,023.14	$5.36
	Hypothetical (h)	1.06%	$1,000.00	$1,019.70	$5.35
C	Actual	1.06%	$1,000.00	$1,023.02	$5.36
	Hypothetical (h)	1.06%	$1,000.00	$1,019.70	$5.35
I	Actual	0.06%	$1,000.00	$1,028.30	$0.30
	Hypothetical (h)	0.06%	$1,000.00	$1,024.70	$0.30
R1	Actual	1.06%	$1,000.00	$1,022.90	$5.36
	Hypothetical (h)	1.06%	$1,000.00	$1,019.70	$5.35
R2	Actual	0.56%	$1,000.00	$1,025.03	$2.84
	Hypothetical (h)	0.56%	$1,000.00	$1,022.20	$2.83
R3	Actual	0.31%	$1,000.00	$1,026.39	$1.57
	Hypothetical (h)	0.31%	$1,000.00	$1,023.45	$1.57
R4	Actual	0.06%	$1,000.00	$1,028.52	$0.30
	Hypothetical (h)	0.06%	$1,000.00	$1,024.70	$0.30
529A	Actual	0.36%	$1,000.00	$1,026.91	$1.82
	Hypothetical (h)	0.36%	$1,000.00	$1,023.20	$1.82
529B	Actual	1.11%	$1,000.00	$1,023.16	$5.61
	Hypothetical (h)	1.11%	$1,000.00	$1,019.45	$5.60
529C	Actual	1.11%	$1,000.00	$1,022.49	$5.61
	Hypothetical (h)	1.11%	$1,000.00	$1,019.45	$5.60

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the funds bear directly, the funds indirectly bear a pro rata share of the fees and expenses of the underlying funds in which the funds invest. If these indirect costs were included, your costs would have been higher.

Expense Tables – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/11	Ending Account Value 5/31/12	Expenses Paid During Period (p) 12/01/11-5/31/12
A	Actual	0.33%	$1,000.00	$1,020.88	$1.67
	Hypothetical (h)	0.33%	$1,000.00	$1,023.35	$1.67
B	Actual	1.08%	$1,000.00	$1,017.19	$5.45
	Hypothetical (h)	1.08%	$1,000.00	$1,019.60	$5.45
C	Actual	1.08%	$1,000.00	$1,016.99	$5.45
	Hypothetical (h)	1.08%	$1,000.00	$1,019.60	$5.45
I	Actual	0.08%	$1,000.00	$1,022.48	$0.40
	Hypothetical (h)	0.08%	$1,000.00	$1,024.60	$0.40
R1	Actual	1.08%	$1,000.00	$1,017.35	$5.45
	Hypothetical (h)	1.08%	$1,000.00	$1,019.60	$5.45
R2	Actual	0.58%	$1,000.00	$1,019.94	$2.93
	Hypothetical (h)	0.58%	$1,000.00	$1,022.10	$2.93
R3	Actual	0.33%	$1,000.00	$1,020.38	$1.67
	Hypothetical (h)	0.33%	$1,000.00	$1,023.35	$1.67
R4	Actual	0.08%	$1,000.00	$1,022.01	$0.40
	Hypothetical (h)	0.08%	$1,000.00	$1,024.60	$0.40
529A	Actual	0.38%	$1,000.00	$1,020.20	$1.92
	Hypothetical (h)	0.38%	$1,000.00	$1,023.10	$1.92
529B	Actual	1.13%	$1,000.00	$1,016.49	$5.70
	Hypothetical (h)	1.13%	$1,000.00	$1,019.35	$5.70
529C	Actual	1.13%	$1,000.00	$1,016.98	$5.70
	Hypothetical (h)	1.13%	$1,000.00	$1,019.35	$5.70

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the funds bear directly, the funds indirectly bear a pro rata share of the fees and expenses of the underlying funds in which the funds invest. If these indirect costs were included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

5/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

MFS CONSERVATIVE ALLOCATION FUND

Underlying Affiliated Funds - 100.0%
Issuer	Shares/Par	Value ($)
MFS Absolute Return Fund - Class I	3,759,940	$36,095,423
MFS Commodity Strategy Fund - Class I (v)	2,020,034	17,614,701
MFS Emerging Markets Debt Fund - Class I	3,654,646	54,088,754
MFS Global Bond Fund - Class I	8,772,470	90,619,611
MFS Global Real Estate Fund - Class I (v)	1,397,094	17,952,654
MFS Government Securities Fund - Class I	17,347,100	183,358,852
MFS Growth Fund - Class I (a)	2,313,626	106,982,044
MFS High Income Fund - Class I	26,486,596	90,319,291
MFS Inflation-Adjusted Bond Fund - Class I	16,169,992	184,823,005
MFS International Growth Fund - Class I	1,498,647	35,652,821
MFS International Value Fund - Class I	1,443,257	35,749,478
MFS Limited Maturity Fund - Class I	29,819,829	181,602,758
MFS Mid Cap Growth Fund - Class I (a)	7,596,080	71,099,313
MFS Mid Cap Value Fund - Class I	5,280,692	71,658,991
MFS New Discovery Fund - Class I	901,186	17,780,397
MFS New Discovery Value Fund - Class I	1,865,764	18,060,597
MFS Research Bond Fund - Class I	28,564,261	310,779,160
MFS Research Fund - Class I	4,063,796	107,243,576
MFS Research International Fund - Class I	5,323,565	71,176,067
MFS Value Fund - Class I	4,601,800	107,267,954
Total Underlying Affiliated Funds (Identified Cost, $1,606,923,679)		$1,809,925,447

Money Market Funds - 0.0%
MFS Institutional Money Market Portfolio, 0.13%, at Cost and Net Asset Value (v)	27	$27
Total Investments (Identified Cost, $1,606,923,706)		$1,809,925,474

Other Assets, Less Liabilities - 0.0%		788,300
Net Assets - 100.0%		$1,810,713,774

See Portfolio Footnotes and Notes to Financial Statements

Portfolio of Investments – continued

MFS MODERATE ALLOCATION FUND

Underlying Affiliated Funds - 99.9%
Issuer	Shares/Par	Value ($)
MFS Absolute Return Fund - Class I	3,586,715	$34,432,469
MFS Commodity Strategy Fund - Class I (v)	11,258,333	98,172,663
MFS Emerging Markets Debt Fund - Class I	6,868,071	101,647,456
MFS Global Bond Fund - Class I	16,632,485	171,813,575
MFS Global Real Estate Fund - Class I (v)	5,190,603	66,699,251
MFS Government Securities Fund - Class I	33,041,114	349,244,574
MFS Growth Fund - Class I (a)	5,745,834	265,687,345
MFS High Income Fund - Class I	50,156,966	171,035,254
MFS Inflation-Adjusted Bond Fund - Class I	15,370,341	175,682,997
MFS International Growth Fund - Class I	4,135,105	98,374,157
MFS International New Discovery Fund - Class I	1,566,760	33,089,969
MFS International Value Fund - Class I	4,004,680	99,195,917
MFS Mid Cap Growth Fund - Class I (a)	24,707,231	231,259,680
MFS Mid Cap Value Fund - Class I	17,212,259	233,570,350
MFS New Discovery Fund - Class I	2,510,033	49,522,953
MFS New Discovery Value Fund - Class I	5,207,915	50,412,619
MFS Research Bond Fund - Class I	38,409,511	417,895,479
MFS Research Fund - Class I	10,103,883	266,641,461
MFS Research International Fund - Class I	14,665,120	196,072,656
MFS Value Fund - Class I	11,405,770	265,868,510
Total Underlying Affiliated Funds (Identified Cost, $2,882,558,292)		$3,376,319,335

Money Market Funds - 0.0%
MFS Institutional Money Market Portfolio, 0.13%, at Cost and Net Asset Value (v)	47,971	$47,971
Total Investments (Identified Cost, $2,882,606,263)		$3,376,367,306

Other Assets, Less Liabilities - 0.1%		2,244,040
Net Assets - 100.0%		$3,378,611,346

See Portfolio Footnotes and Notes to Financial Statements

Portfolio of Investments – continued

MFS GROWTH ALLOCATION FUND

Underlying Affiliated Funds - 100.0%
Issuer	Shares/Par	Value ($)
MFS Absolute Return Fund - Class I	3,089,597	$29,660,133
MFS Commodity Strategy Fund - Class I (v)	12,797,010	111,589,931
MFS Emerging Markets Debt Fund - Class I	5,924,698	87,685,525
MFS Emerging Markets Equity Fund - Class I	949,405	27,542,229
MFS Global Bond Fund - Class I	11,504,338	118,839,813
MFS Global Real Estate Fund - Class I (v)	6,656,942	85,541,707
MFS Growth Fund - Class I (a)	6,728,684	311,134,365
MFS High Income Fund - Class I	43,323,307	147,732,476
MFS Inflation-Adjusted Bond Fund - Class I	13,331,220	152,375,844
MFS International Growth Fund - Class I	5,824,016	138,553,352
MFS International New Discovery Fund - Class I	2,653,646	56,045,008
MFS International Value Fund - Class I	5,663,542	140,285,937
MFS Mid Cap Growth Fund - Class I (a)	27,057,806	253,261,064
MFS Mid Cap Value Fund - Class I	18,850,182	255,796,966
MFS New Discovery Fund - Class I	2,858,004	56,388,427
MFS New Discovery Value Fund - Class I	5,911,389	57,222,243
MFS Research Bond Fund - Class I	8,310,231	90,415,312
MFS Research Fund - Class I	8,608,321	227,173,601
MFS Research International Fund - Class I	14,439,195	193,052,037
MFS Value Fund - Class I	13,335,209	310,843,721
Total Underlying Affiliated Funds (Identified Cost, $2,341,413,854)		$2,851,139,691

Money Market Funds - 0.0%
MFS Institutional Money Market Portfolio, 0.13%, at Cost and Net Asset Value (v)	37	$37
Total Investments (Identified Cost, $2,341,413,891)		$2,851,139,728

Other Assets, Less Liabilities - 0.0%		931,185
Net Assets - 100.0%		$2,852,070,913

See Portfolio Footnotes and Notes to Financial Statements

Portfolio of Investments – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND

Underlying Affiliated Funds - 99.9%
Issuer	Shares/Par	Value ($)
MFS Commodity Strategy Fund - Class I (v)	6,193,199	$54,004,694
MFS Emerging Markets Equity Fund - Class I	732,875	21,260,693
MFS Global Real Estate Fund - Class I (v)	4,295,821	55,201,306
MFS Growth Fund - Class I (a)	3,082,455	142,532,700
MFS International Growth Fund - Class I	3,601,855	85,688,141
MFS International New Discovery Fund - Class I	2,056,403	43,431,229
MFS International Value Fund - Class I	3,516,177	87,095,695
MFS Mid Cap Growth Fund - Class I (a)	11,650,844	109,051,904
MFS Mid Cap Value Fund - Class I	8,125,514	110,263,221
MFS New Discovery Fund - Class I	1,382,145	27,269,720
MFS New Discovery Value Fund - Class I	2,864,930	27,732,521
MFS Research Fund - Class I	3,754,288	99,075,673
MFS Research International Fund - Class I	6,371,251	85,183,627
MFS Value Fund - Class I	6,115,144	142,544,013
Total Underlying Affiliated Funds (Identified Cost, $859,728,128)		$1,090,335,137

Money Market Funds - 0.1%
MFS Institutional Money Market Portfolio, 0.13%, at Cost and Net Asset Value (v)	408,265	$408,265
Total Investments (Identified Cost, $860,136,393)		$1,090,743,402

Other Assets, Less Liabilities - 0.0%		515,507
Net Assets - 100.0%		$1,091,258,909

Portfolio Footnotes:

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

At 5/31/12

These statements represent each fund’s balance sheet, which details the assets and liabilities comprising the total value of each fund.

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Assets
Investments –
Underlying affiliated funds, at value (Identified cost, $1,606,923,706, $2,882,606,263, $2,341,413,891, and $860,136,393, respectively)	$1,809,925,474	$3,376,367,306	$2,851,139,728	$1,090,743,402
Cash	—	643	—	240
Receivables for
Investments sold	—	8,592,096	1,166,479	625,890
Fund shares sold	8,289,682	11,886,624	5,812,677	1,056,242
Other assets	8,197	15,771	14,574	5,823
Total assets	$1,818,223,353	$3,396,862,440	$2,858,133,458	$1,092,431,597

Liabilities
Payable to custodian	$1,184,251	$—	$2,517,345	$—
Payables for
Investments purchased	3,566,472	3,299,018	318,499	95,201
Fund shares reacquired	2,529,697	14,520,316	2,813,168	872,802
Payable to affiliates
Investment adviser	67	67	67	67
Shareholder servicing costs	42,775	136,887	164,974	92,381
Distribution and service fees	48,491	89,343	78,104	27,484
Program manager fee	363	446	554	289
Payable for independent Trustees’ compensation	22	12	43	106
Accrued expenses and other liabilities	137,441	205,005	169,791	84,358
Total liabilities	$7,509,579	$18,251,094	$6,062,545	$1,172,688
Net assets	$1,810,713,774	$3,378,611,346	$2,852,070,913	$1,091,258,909

Net assets consist of
Paid-in capital	$1,654,798,917	$3,067,386,490	$2,632,115,733	$1,021,692,586
Unrealized appreciation (depreciation) on investments	203,001,768	493,761,043	509,725,837	230,607,009
Accumulated net realized gain (loss) on investments	(58,143,142)	(207,132,013)	(310,680,002)	(170,396,750)
Undistributed net investment income	11,056,231	24,595,826	20,909,345	9,356,064
Net assets	$1,810,713,774	$3,378,611,346	$2,852,070,913	$1,091,258,909

Statements of Assets and Liabilities – continued

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Net assets
Class A	$859,467,295	$1,625,988,277	$1,372,138,341	$433,117,089
Class B	143,230,938	323,142,429	321,340,993	99,925,458
Class C	351,459,748	608,897,963	483,076,214	148,480,712
Class I	47,436,674	45,016,351	40,599,025	29,815,700
Class R1	22,510,734	45,596,431	38,415,689	20,186,132
Class R2	98,867,878	191,660,986	174,819,596	94,686,131
Class R3	121,030,229	245,733,403	157,750,476	97,526,257
Class R4	34,097,305	130,330,535	62,372,262	62,778,537
Class 529A	78,416,025	100,388,236	127,620,047	73,786,257
Class 529B	13,073,676	18,519,231	27,131,681	8,519,484
Class 529C	41,123,272	43,337,504	46,806,589	22,437,152
Total net assets	$1,810,713,774	$3,378,611,346	$2,852,070,913	$1,091,258,909

Shares of beneficial interest outstanding
Class A	66,487,450	120,059,059	99,709,282	31,399,575
Class B	11,149,447	24,098,831	23,623,182	7,367,453
Class C	27,546,085	45,618,204	35,672,465	10,987,670
Class I	3,641,628	3,287,156	2,929,178	2,132,642
Class R1	1,795,870	3,478,953	2,895,249	1,519,938
Class R2	7,836,029	14,411,354	12,963,683	6,998,309
Class R3	9,429,767	18,263,080	11,551,771	7,122,186
Class R4	2,637,849	9,632,482	4,533,353	4,544,406
Class 529A	6,093,719	7,443,456	9,336,665	5,379,278
Class 529B	1,032,311	1,393,342	2,015,924	634,570
Class 529C	3,249,771	3,272,692	3,495,185	1,681,955
Total shares of beneficial interest outstanding	140,899,926	250,958,609	208,725,937	79,767,982

Class A shares
Net asset value per share
(net assets/shares of beneficial interest outstanding)	$12.93	$13.54	$13.76	$13.79
Offering price per share (100 / 94.25 X net asset value per share)	$13.72	$14.37	$14.60	$14.63

Class B shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$12.85	$13.41	$13.60	$13.56

Class C shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$12.76	$13.35	$13.54	$13.51

Class I shares
Net asset value, offering price, and redemption price per share
(net assets/shares of beneficial interest outstanding)	$13.03	$13.69	$13.86	$13.98

Class R1 shares
Net asset value, offering price, and redemption price per share
(net assets/shares of beneficial interest outstanding)	$12.53	$13.11	$13.27	$13.28

Class R2 shares
Net asset value, offering price, and redemption price per share
(net assets/shares of beneficial interest outstanding)	$12.62	$13.30	$13.49	$13.53

Statements of Assets and Liabilities – continued

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class R3 shares
Net asset value, offering price, and redemption price per share
(net assets/shares of beneficial interest outstanding)	$12.83	$13.46	$13.66	$13.69

Class R4 shares
Net asset value, offering price, and redemption price per share
(net assets/shares of beneficial interest outstanding)	$12.93	$13.53	$13.76	$13.81

Class 529A shares
Net asset value and redemption price per share
(net assets/shares of beneficial interest outstanding)	$12.87	$13.49	$13.67	$13.72
Offering price per share (100 / 94.25 X net asset value per share)	$13.66	$14.31	$14.50	$14.56

Class 529B shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$12.66	$13.29	$13.46	$13.43

Class 529C shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$12.65	$13.24	$13.39	$13.34

On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF OPERATIONS

Year ended 5/31/12

These statements describe how much each fund earned in investment income and accrued in expenses. They also describe any gains or losses generated by each fund’s operations.

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Net investment income
Dividends from underlying affiliated funds	$44,210,385	$70,933,460	$51,653,740	$11,202,144
Other	327	643	606	240
Total investment income	$44,210,712	$70,934,103	$51,654,346	$11,202,384
Expenses
Distribution and service fees	$7,617,177	$14,829,897	$14,139,303	$5,189,128
Program manager fees	120,886	154,620	198,948	107,481
Shareholder servicing costs	315,339	728,632	909,456	441,217
Administrative services fee	17,500	17,500	17,500	17,500
Independent Trustees’ compensation	32,685	53,613	52,694	29,146
Custodian fee	75,935	117,563	105,455	51,769
Shareholder communications	86,250	179,915	207,182	80,187
Audit and tax fees	32,631	32,631	32,631	32,631
Legal fees	19,214	38,351	36,713	16,055
Miscellaneous	373,125	434,815	329,042	180,026
Total expenses	$8,690,742	$16,587,537	$16,028,924	$6,145,140
Fees paid indirectly	(1)	(6)	(2)	(2)
Reduction of expenses by investment adviser	(61,725)	(82,904)	(102,127)	(53,474)
Net expenses	$8,629,016	$16,504,627	$15,926,795	$6,091,664
Net investment income	$35,581,696	$54,429,476	$35,727,551	$5,110,720

Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments in underlying affiliated funds	$8,759,283	$25,611,351	$35,530,789	$13,126,778
Capital gain distributions from underlying affiliated funds	8,059,683	28,180,147	31,224,876	15,016,814
Net realized gain (loss) on investments	$16,818,966	$53,791,498	$66,755,665	$28,143,592
Change in unrealized appreciation (depreciation)
Investments	$(40,103,893)	$(174,915,862)	$(264,760,048)	$(137,086,033)
Net realized and unrealized gain (loss) on investments	$(23,284,927)	$(121,124,364)	$(198,004,383)	$(108,942,441)
Change in net assets from operations	$12,296,769	$(66,694,888)	$(162,276,832)	$(103,831,721)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Year ended 5/31/12	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Change in net assets

From operations
Net investment income	$35,581,696	$54,429,476	$35,727,551	$5,110,720
Net realized gain (loss) on investments	16,818,966	53,791,498	66,755,665	28,143,592
Net unrealized gain (loss) on investments	(40,103,893)	(174,915,862)	(264,760,048)	(137,086,033)
Change in net assets from operations	$12,296,769	$(66,694,888)	$(162,276,832)	$(103,831,721)

Distributions declared to shareholders
From net investment income	$(35,731,593)	$(61,394,919)	$(52,500,407)	$(13,200,076)
Change in net assets from fund share transactions	$509,334,231	$712,397,436	$227,234,250	$13,293,405
Total change in net assets	$485,899,407	$584,307,629	$12,457,011	$(103,738,392)

Net assets
At beginning of period	1,324,814,367	2,794,303,717	2,839,613,902	1,194,997,301
At end of period	$1,810,713,774	$3,378,611,346	$2,852,070,913	$1,091,258,909
Undistributed net investment income included in net assets at end of period	$11,056,231	$24,595,826	$20,909,345	$9,356,064

Year ended 5/31/11	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Change in net assets

From operations
Net investment income	$22,999,548	$37,063,554	$25,630,078	$4,746,445
Net realized gain (loss) on investments	7,987,603	19,734,834	22,409,793	7,036,933
Net unrealized gain (loss) on investments	127,582,241	383,536,929	514,492,186	265,614,460
Change in net assets from operations	$158,569,392	$440,335,317	$562,532,057	$277,397,838

Distributions declared to shareholders
From net investment income	$(28,878,797)	$(50,995,475)	$(38,000,240)	$(11,250,076)
Change in net assets from fund share transactions	$256,473,045	$394,363,901	$178,328,725	$7,119,599
Total change in net assets	$386,163,640	$783,703,743	$702,860,542	$273,267,361

Net assets
At beginning of period	938,650,727	2,010,599,974	2,136,753,360	921,729,940
At end of period	$1,324,814,367	$2,794,303,717	$2,839,613,902	$1,194,997,301
Undistributed net investment income included in net assets at end of period	$6,092,976	$14,793,292	$18,445,268	$8,431,290
See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

MFS CONSERVATIVE ALLOCATION FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 5/31
Class A	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.18	$11.73	$10.43	$12.22	$12.58

Income (loss) from investment operations
Net investment income (d)(l)	$0.34	$0.29	$0.34	$0.32	$0.38
Net realized and unrealized gain (loss) on investments	(0.25)	1.52	1.31	(1.68)	(0.12)
Total from investment operations	$0.09	$1.81	$1.65	$(1.36)	$0.26

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.36)	$(0.35)	$(0.36)	$(0.36)
From net realized gain on investments	—	—	—	(0.07)	(0.26)
Total distributions declared to shareholders	$(0.34)	$(0.36)	$(0.35)	$(0.43)	$(0.62)
Net asset value, end of period (x)	$12.93	$13.18	$11.73	$10.43	$12.22
Total return (%) (r)(s)(t)(x)	0.79	15.56	15.84	(10.79)	2.05

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.31	0.31	0.31	0.38	0.43
Expenses after expense reductions (f)(h)	0.31	0.31	0.31	0.38	0.43
Net investment income (l)	2.60	2.33	2.95	3.06	3.04
Portfolio turnover	4	12	5	62	11
Net assets at end of period (000 omitted)	$859,467	$560,089	$363,769	$264,183	$285,817

	Years ended 5/31
Class B	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.10	$11.64	$10.35	$12.11	$12.46

Income (loss) from investment operations
Net investment income (d)(l)	$0.24	$0.20	$0.25	$0.25	$0.29
Net realized and unrealized gain (loss) on investments	(0.24)	1.50	1.31	(1.66)	(0.11)
Total from investment operations	$—	$1.70	$1.56	$(1.41)	$0.18

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.24)	$(0.27)	$(0.28)	$(0.27)
From net realized gain on investments	—	—	—	(0.07)	(0.26)
Total distributions declared to shareholders	$(0.25)	$(0.24)	$(0.27)	$(0.35)	$(0.53)
Net asset value, end of period (x)	$12.85	$13.10	$11.64	$10.35	$12.11
Total return (%) (r)(s)(t)(x)	0.03	14.70	15.04	(11.41)	1.43

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.06	1.06	1.06	1.06	1.08
Expenses after expense reductions (f)(h)	1.06	1.06	1.06	1.06	1.08
Net investment income (l)	1.85	1.59	2.21	2.38	2.38
Portfolio turnover	4	12	5	62	11
Net assets at end of period (000 omitted)	$143,231	$131,167	$119,885	$111,281	$150,268

See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Years ended 5/31
Class C	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.02	$11.58	$10.31	$12.08	$12.44

Income (loss) from investment operations
Net investment income (d)(l)	$0.24	$0.20	$0.25	$0.25	$0.29
Net realized and unrealized gain (loss) on investments	(0.25)	1.50	1.30	(1.66)	(0.11)
Total from investment operations	$(0.01)	$1.70	$1.55	$(1.41)	$0.18

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.26)	$(0.28)	$(0.29)	$(0.28)
From net realized gain on investments	—	—	—	(0.07)	(0.26)
Total distributions declared to shareholders	$(0.25)	$(0.26)	$(0.28)	$(0.36)	$(0.54)
Net asset value, end of period (x)	$12.76	$13.02	$11.58	$10.31	$12.08
Total return (%) (r)(s)(t)(x)	0.00 (y)	14.76	15.02	(11.44)	1.42

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.06	1.06	1.06	1.06	1.08
Expenses after expense reductions (f)(h)	1.06	1.06	1.06	1.06	1.08
Net investment income (l)	1.85	1.58	2.20	2.38	2.37
Portfolio turnover	4	12	5	62	11
Net assets at end of period (000 omitted)	$351,460	$264,696	$179,262	$127,617	$146,794

	Years ended 5/31
Class I	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.28	$11.81	$10.50	$12.31	$12.67

Income (loss) from investment operations
Net investment income (d)(l)	$0.37	$0.33	$0.36	$0.36	$0.42
Net realized and unrealized gain (loss) on investments	(0.25)	1.53	1.33	(1.70)	(0.11)
Total from investment operations	$0.12	$1.86	$1.69	$(1.34)	$0.31

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.39)	$(0.38)	$(0.40)	$(0.41)
From net realized gain on investments	—	—	—	(0.07)	(0.26)
Total distributions declared to shareholders	$(0.37)	$(0.39)	$(0.38)	$(0.47)	$(0.67)
Net asset value, end of period (x)	$13.03	$13.28	$11.81	$10.50	$12.31
Total return (%) (r)(s)(x)	1.03	15.93	16.08	(10.53)	2.39

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.06	0.06	0.06	0.06	0.08
Expenses after expense reductions (f)(h)	0.06	0.06	0.06	0.06	0.08
Net investment income (l)	2.85	2.58	3.15	3.37	3.36
Portfolio turnover	4	12	5	62	11
Net assets at end of period (000 omitted)	$47,437	$37,350	$22,334	$28,664	$31,455

See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Years ended 5/31
Class R1	2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.79	$11.38	$10.13	$11.88	$12.31

Income (loss) from investment operations
Net investment income (d)(l)	$0.23	$0.19	$0.25	$0.24	$0.27
Net realized and unrealized gain (loss) on investments	(0.24)	1.47	1.27	(1.63)	(0.10)
Total from investment operations	$(0.01)	$1.66	$1.52	$(1.39)	$0.17

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.25)	$(0.27)	$(0.29)	$(0.34)
From net realized gain on investments	—	—	—	(0.07)	(0.26)
Total distributions declared to shareholders	$(0.25)	$(0.25)	$(0.27)	$(0.36)	$(0.60)
Net asset value, end of period (x)	$12.53	$12.79	$11.38	$10.13	$11.88
Total return (%) (r)(s)(x)	(0.01)	14.68	15.03	(11.43)	1.32

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.06	1.06	1.06	1.06	1.14
Expenses after expense reductions (f)(h)	1.06	1.06	1.06	1.06	1.14
Net investment income (l)	1.85	1.58	2.21	2.37	2.25
Portfolio turnover	4	12	5	62	11
Net assets at end of period (000 omitted)	$22,511	$19,202	$14,914	$13,293	$14,563

	Years ended 5/31
Class R2	2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.87	$11.46	$10.20	$11.97	$12.36

Income (loss) from investment operations
Net investment income (d)(l)	$0.29	$0.26	$0.30	$0.30	$0.33
Net realized and unrealized gain (loss) on investments	(0.23)	1.47	1.29	(1.65)	(0.10)
Total from investment operations	$0.06	$1.73	$1.59	$(1.35)	$0.23

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.32)	$(0.33)	$(0.35)	$(0.36)
From net realized gain on investments	—	—	—	(0.07)	(0.26)
Total distributions declared to shareholders	$(0.31)	$(0.32)	$(0.33)	$(0.42)	$(0.62)
Net asset value, end of period (x)	$12.62	$12.87	$11.46	$10.20	$11.97
Total return (%) (r)(s)(x)	0.56	15.25	15.58	(10.96)	1.79

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.56	0.56	0.56	0.56	0.65
Expenses after expense reductions (f)(h)	0.56	0.56	0.56	0.56	0.64
Net investment income (l)	2.34	2.09	2.70	2.89	2.74
Portfolio turnover	4	12	5	62	11
Net assets at end of period (000 omitted)	$98,868	$85,488	$67,403	$50,486	$53,613

See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Years ended 5/31
Class R3	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.09	$11.65	$10.36	$12.16	$12.52

Income (loss) from investment operations
Net investment income (d)(l)	$0.33	$0.29	$0.34	$0.33	$0.37
Net realized and unrealized gain (loss) on investments	(0.25)	1.51	1.30	(1.69)	(0.10)
Total from investment operations	$0.08	$1.80	$1.64	$(1.36)	$0.27

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.36)	$(0.35)	$(0.37)	$(0.37)
From net realized gain on investments	—	—	—	(0.07)	(0.26)
Total distributions declared to shareholders	$(0.34)	$(0.36)	$(0.35)	$(0.44)	$(0.63)
Net asset value, end of period (x)	$12.83	$13.09	$11.65	$10.36	$12.16
Total return (%) (r)(s)(x)	0.72	15.59	15.88	(10.81)	2.14

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.31	0.31	0.32	0.31	0.40
Expenses after expense reductions (f)(h)	0.31	0.31	0.31	0.31	0.40
Net investment income (l)	2.58	2.33	2.91	3.16	3.02
Portfolio turnover	4	12	5	62	11
Net assets at end of period (000 omitted)	$121,030	$83,168	$58,744	$24,366	$23,001

	Years ended 5/31
Class R4	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.18	$11.73	$10.42	$12.22	$12.58

Income (loss) from investment operations
Net investment income (d)(l)	$0.37	$0.32	$0.37	$0.36	$0.40
Net realized and unrealized gain (loss) on investments	(0.25)	1.52	1.32	(1.69)	(0.10)
Total from investment operations	$0.12	$1.84	$1.69	$(1.33)	$0.30

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.39)	$(0.38)	$(0.40)	$(0.40)
From net realized gain on investments	—	—	—	(0.07)	(0.26)
Total distributions declared to shareholders	$(0.37)	$(0.39)	$(0.38)	$(0.47)	$(0.66)
Net asset value, end of period (x)	$12.93	$13.18	$11.73	$10.42	$12.22
Total return (%) (r)(s)(x)	1.03	15.87	16.21	(10.52)	2.32

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.06	0.06	0.06	0.06	0.13
Expenses after expense reductions (f)(h)	0.06	0.06	0.06	0.06	0.13
Net investment income (l)	2.84	2.58	3.20	3.38	3.29
Portfolio turnover	4	12	5	62	11
Net assets at end of period (000 omitted)	$34,097	$28,777	$22,768	$17,248	$22,020

See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Years ended 5/31
Class 529A	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.12	$11.68	$10.38	$12.16	$12.52

Income (loss) from investment operations
Net investment income (d)(l)	$0.33	$0.28	$0.32	$0.31	$0.34
Net realized and unrealized gain (loss) on investments	(0.25)	1.50	1.32	(1.68)	(0.10)
Total from investment operations	$0.08	$1.78	$1.64	$(1.37)	$0.24

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.34)	$(0.34)	$(0.34)	$(0.34)
From net realized gain on investments	—	—	—	(0.07)	(0.26)
Total distributions declared to shareholders	$(0.33)	$(0.34)	$(0.34)	$(0.41)	$(0.60)
Net asset value, end of period (x)	$12.87	$13.12	$11.68	$10.38	$12.16
Total return (%) (r)(s)(t)(x)	0.73	15.42	15.80	(10.92)	1.84

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.41	0.41	0.41	0.48	0.65
Expenses after expense reductions (f)(h)	0.37	0.41	0.41	0.48	0.65
Net investment income (l)	2.55	2.23	2.80	2.95	2.80
Portfolio turnover	4	12	5	62	11
Net assets at end of period (000 omitted)	$78,416	$62,949	$46,487	$26,409	$28,935

	Years ended 5/31
Class 529B	2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.91	$11.48	$10.23	$12.01	$12.40

Income (loss) from investment operations
Net investment income (d)(l)	$0.22	$0.18	$0.24	$0.23	$0.26
Net realized and unrealized gain (loss) on investments	(0.24)	1.48	1.28	(1.65)	(0.10)
Total from investment operations	$(0.02)	$1.66	$1.52	$(1.42)	$0.16

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.23)	$(0.27)	$(0.29)	$(0.29)
From net realized gain on investments	—	—	—	(0.07)	(0.26)
Total distributions declared to shareholders	$(0.23)	$(0.23)	$(0.27)	$(0.36)	$(0.55)
Net asset value, end of period (x)	$12.66	$12.91	$11.48	$10.23	$12.01
Total return (%) (r)(s)(t)(x)	(0.08)	14.58	14.89	(11.50)	1.23

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.16	1.16	1.16	1.16	1.29
Expenses after expense reductions (f)(h)	1.11	1.16	1.16	1.16	1.29
Net investment income (l)	1.78	1.49	2.08	2.28	2.10
Portfolio turnover	4	12	5	62	11
Net assets at end of period (000 omitted)	$13,074	$16,656	$14,592	$9,339	$7,063

See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Years ended 5/31
Class 529C	2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.91	$11.49	$10.23	$11.98	$12.35

Income (loss) from investment operations
Net investment income (d)(l)	$0.23	$0.18	$0.23	$0.23	$0.26
Net realized and unrealized gain (loss) on investments	(0.25)	1.48	1.29	(1.64)	(0.11)
Total from investment operations	$(0.02)	$1.66	$1.52	$(1.41)	$0.15

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.24)	$(0.26)	$(0.27)	$(0.26)
From net realized gain on investments	—	—	—	(0.07)	(0.26)
Total distributions declared to shareholders	$(0.24)	$(0.24)	$(0.26)	$(0.34)	$(0.52)
Net asset value, end of period (x)	$12.65	$12.91	$11.49	$10.23	$11.98
Total return (%) (r)(s)(t)(x)	(0.08)	14.57	14.92	(11.47)	1.18

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.16	1.16	1.16	1.16	1.30
Expenses after expense reductions (f)(h)	1.12	1.16	1.16	1.16	1.30
Net investment income (l)	1.79	1.48	2.05	2.28	2.15
Portfolio turnover	4	12	5	62	11
Net assets at end of period (000 omitted)	$41,123	$35,274	$28,492	$15,970	$16,618
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by the underlying affiliated funds in which the fund invests. The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	Total return was less than 0.01%.

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 5/31
Class A	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.18	$11.99	$10.42	$13.60	$14.27

Income (loss) from investment operations
Net investment income (d)(l)	$0.28	$0.25	$0.29	$0.28	$0.33
Net realized and unrealized gain (loss) on investments	(0.61)	2.27	1.62	(3.03)	(0.23)
Total from investment operations	$(0.33)	$2.52	$1.91	$(2.75)	$0.10

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.33)	$(0.34)	$(0.35)	$(0.35)
From net realized gain on investments	—	—	—	(0.08)	(0.42)
Total distributions declared to shareholders	$(0.31)	$(0.33)	$(0.34)	$(0.43)	$(0.77)
Net asset value, end of period (x)	$13.54	$14.18	$11.99	$10.42	$13.60
Total return (%) (r)(s)(t)(x)	(2.22)	21.17	18.30	(19.86)	0.69

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.30	0.30	0.30	0.37	0.41
Expenses after expense reductions (f)(h)	0.30	0.30	0.30	0.37	0.41
Net investment income (l)	2.08	1.86	2.43	2.63	2.39
Portfolio turnover	6	12	7	44	8
Net assets at end of period (000 omitted)	$1,625,988	$1,221,138	$787,430	$621,322	$855,064

	Years ended 5/31
Class B	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.06	$11.87	$10.32	$13.44	$14.13

Income (loss) from investment operations
Net investment income (d)(l)	$0.18	$0.15	$0.20	$0.21	$0.24
Net realized and unrealized gain (loss) on investments	(0.60)	2.24	1.60	(2.99)	(0.23)
Total from investment operations	$(0.42)	$2.39	$1.80	$(2.78)	$0.01

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.20)	$(0.25)	$(0.26)	$(0.28)
From net realized gain on investments	—	—	—	(0.08)	(0.42)
Total distributions declared to shareholders	$(0.23)	$(0.20)	$(0.25)	$(0.34)	$(0.70)
Net asset value, end of period (x)	$13.41	$14.06	$11.87	$10.32	$13.44
Total return (%) (r)(s)(t)(x)	(2.95)	20.26	17.47	(20.40)	0.03

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.05	1.05	1.05	1.04	1.06
Expenses after expense reductions (f)(h)	1.05	1.05	1.05	1.04	1.06
Net investment income (l)	1.33	1.12	1.69	1.95	1.74
Portfolio turnover	6	12	7	44	8
Net assets at end of period (000 omitted)	$323,142	$369,100	$339,313	$319,556	$497,161

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Years ended 5/31
Class C	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.00	$11.83	$10.30	$13.41	$14.11

Income (loss) from investment operations
Net investment income (d)(l)	$0.18	$0.14	$0.20	$0.21	$0.24
Net realized and unrealized gain (loss) on investments	(0.60)	2.25	1.59	(2.97)	(0.24)
Total from investment operations	$(0.42)	$2.39	$1.79	$(2.76)	$—

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.22)	$(0.26)	$(0.27)	$(0.28)
From net realized gain on investments	—	—	—	(0.08)	(0.42)
Total distributions declared to shareholders	$(0.23)	$(0.22)	$(0.26)	$(0.35)	$(0.70)
Net asset value, end of period (x)	$13.35	$14.00	$11.83	$10.30	$13.41
Total return (%) (r)(s)(t)(x)	(2.93)	20.28	17.39	(20.32)	(0.03)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.05	1.05	1.05	1.04	1.06
Expenses after expense reductions (f)(h)	1.05	1.05	1.05	1.04	1.06
Net investment income (l)	1.33	1.11	1.69	1.95	1.74
Portfolio turnover	6	12	7	44	8
Net assets at end of period (000 omitted)	$608,898	$517,524	$374,146	$304,786	$424,551

	Years ended 5/31
Class I	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.33	$12.12	$10.52	$13.74	$14.40

Income (loss) from investment operations
Net investment income (d)(l)	$0.32	$0.29	$0.29	$0.32	$0.38
Net realized and unrealized gain (loss) on investments	(0.61)	2.28	1.68	(3.07)	(0.23)
Total from investment operations	$(0.29)	$2.57	$1.97	$(2.75)	$0.15

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.36)	$(0.37)	$(0.39)	$(0.39)
From net realized gain on investments	—	—	—	(0.08)	(0.42)
Total distributions declared to shareholders	$(0.35)	$(0.36)	$(0.37)	$(0.47)	$(0.81)
Net asset value, end of period (x)	$13.69	$14.33	$12.12	$10.52	$13.74
Total return (%) (r)(s)(x)	(1.96)	21.42	18.68	(19.58)	1.04

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.05	0.05	0.05	0.04	0.06
Expenses after expense reductions (f)(h)	0.05	0.05	0.05	0.04	0.06
Net investment income (l)	2.33	2.16	2.49	2.95	2.74
Portfolio turnover	6	12	7	44	8
Net assets at end of period (000 omitted)	$45,016	$32,434	$13,173	$37,294	$48,815

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Years ended 5/31
Class R1	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.75	$11.62	$10.12	$13.21	$13.94

Income (loss) from investment operations
Net investment income (d)(l)	$0.17	$0.14	$0.19	$0.20	$0.22
Net realized and unrealized gain (loss) on investments	(0.58)	2.20	1.57	(2.93)	(0.22)
Total from investment operations	$(0.41)	$2.34	$1.76	$(2.73)	$—

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.21)	$(0.26)	$(0.28)	$(0.31)
From net realized gain on investments	—	—	—	(0.08)	(0.42)
Total distributions declared to shareholders	$(0.23)	$(0.21)	$(0.26)	$(0.36)	$(0.73)
Net asset value, end of period (x)	$13.11	$13.75	$11.62	$10.12	$13.21
Total return (%) (r)(s)(x)	(2.90)	20.26	17.40	(20.35)	(0.05)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.05	1.05	1.05	1.04	1.12
Expenses after expense reductions (f)(h)	1.05	1.05	1.05	1.04	1.12
Net investment income (l)	1.32	1.12	1.69	1.97	1.66
Portfolio turnover	6	12	7	44	8
Net assets at end of period (000 omitted)	$45,596	$40,188	$34,274	$29,031	$33,921

	Years ended 5/31
Class R2	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.93	$11.78	$10.25	$13.39	$14.08

Income (loss) from investment operations
Net investment income (d)(l)	$0.24	$0.21	$0.25	$0.26	$0.29
Net realized and unrealized gain (loss) on investments	(0.59)	2.23	1.59	(2.98)	(0.22)
Total from investment operations	$(0.35)	$2.44	$1.84	$(2.72)	$0.07

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.29)	$(0.31)	$(0.34)	$(0.34)
From net realized gain on investments	—	—	—	(0.08)	(0.42)
Total distributions declared to shareholders	$(0.28)	$(0.29)	$(0.31)	$(0.42)	$(0.76)
Net asset value, end of period (x)	$13.30	$13.93	$11.78	$10.25	$13.39
Total return (%) (r)(s)(x)	(2.42)	20.85	17.98	(19.97)	0.47

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.55	0.55	0.55	0.54	0.63
Expenses after expense reductions (f)(h)	0.55	0.55	0.55	0.54	0.63
Net investment income (l)	1.83	1.62	2.19	2.46	2.15
Portfolio turnover	6	12	7	44	8
Net assets at end of period (000 omitted)	$191,661	$181,917	$149,997	$121,453	$153,326

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Years ended 5/31
Class R3	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.09	$11.92	$10.36	$13.53	$14.20

Income (loss) from investment operations
Net investment income (d)(l)	$0.28	$0.25	$0.28	$0.29	$0.33
Net realized and unrealized gain (loss) on investments	(0.59)	2.25	1.62	(3.02)	(0.23)
Total from investment operations	$(0.31)	$2.50	$1.90	$(2.73)	$0.10

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.33)	$(0.34)	$(0.36)	$(0.35)
From net realized gain on investments	—	—	—	(0.08)	(0.42)
Total distributions declared to shareholders	$(0.32)	$(0.33)	$(0.34)	$(0.44)	$(0.77)
Net asset value, end of period (x)	$13.46	$14.09	$11.92	$10.36	$13.53
Total return (%) (r)(s)(x)	(2.15)	21.13	18.33	(19.77)	0.71

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.30	0.30	0.30	0.29	0.39
Expenses after expense reductions (f)(h)	0.30	0.30	0.30	0.29	0.39
Net investment income (l)	2.04	1.87	2.41	2.72	2.41
Portfolio turnover	6	12	7	44	8
Net assets at end of period (000 omitted)	$245,733	$167,138	$116,291	$86,364	$106,643

	Years ended 5/31
Class R4	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.17	$11.98	$10.41	$13.60	$14.25

Income (loss) from investment operations
Net investment income (d)(l)	$0.32	$0.28	$0.32	$0.32	$0.36
Net realized and unrealized gain (loss) on investments	(0.61)	2.27	1.62	(3.04)	(0.21)
Total from investment operations	$(0.29)	$2.55	$1.94	$(2.72)	$0.15

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.36)	$(0.37)	$(0.39)	$(0.38)
From net realized gain on investments	—	—	—	(0.08)	(0.42)
Total distributions declared to shareholders	$(0.35)	$(0.36)	$(0.37)	$(0.47)	$(0.80)
Net asset value, end of period (x)	$13.53	$14.17	$11.98	$10.41	$13.60
Total return (%) (r)(s)(x)	(1.99)	21.50	18.59	(19.56)	1.01

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.05	0.05	0.05	0.04	0.11
Expenses after expense reductions (f)(h)	0.05	0.05	0.05	0.04	0.11
Net investment income (l)	2.35	2.10	2.68	2.98	2.65
Portfolio turnover	6	12	7	44	8
Net assets at end of period (000 omitted)	$130,331	$111,170	$80,706	$57,284	$65,841

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Years ended 5/31
Class 529A	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.12	$11.94	$10.38	$13.54	$14.20

Income (loss) from investment operations
Net investment income (d)(l)	$0.27	$0.23	$0.27	$0.27	$0.30
Net realized and unrealized gain (loss) on investments	(0.60)	2.26	1.62	(3.01)	(0.23)
Total from investment operations	$(0.33)	$2.49	$1.89	$(2.74)	$0.07

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.31)	$(0.33)	$(0.34)	$(0.31)
From net realized gain on investments	—	—	—	(0.08)	(0.42)
Total distributions declared to shareholders	$(0.30)	$(0.31)	$(0.33)	$(0.42)	$(0.73)
Net asset value, end of period (x)	$13.49	$14.12	$11.94	$10.38	$13.54
Total return (%) (r)(s)(t)(x)	(2.22)	21.05	18.19	(19.91)	0.44

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.40	0.40	0.40	0.47	0.63
Expenses after expense reductions (f)(h)	0.36	0.40	0.40	0.46	0.63
Net investment income (l)	2.03	1.76	2.27	2.54	2.16
Portfolio turnover	6	12	7	44	8
Net assets at end of period (000 omitted)	$100,388	$87,429	$64,419	$33,543	$40,969

	Years ended 5/31
Class 529B	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.94	$11.77	$10.24	$13.35	$14.01

Income (loss) from investment operations
Net investment income (d)(l)	$0.17	$0.13	$0.18	$0.20	$0.20
Net realized and unrealized gain (loss) on investments	(0.60)	2.23	1.60	(2.98)	(0.22)
Total from investment operations	$(0.43)	$2.36	$1.78	$(2.78)	$(0.02)

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.19)	$(0.25)	$(0.25)	$(0.22)
From net realized gain on investments	—	—	—	(0.08)	(0.42)
Total distributions declared to shareholders	$(0.22)	$(0.19)	$(0.25)	$(0.33)	$(0.64)
Net asset value, end of period (x)	$13.29	$13.94	$11.77	$10.24	$13.35
Total return (%) (r)(s)(t)(x)	(3.03)	20.17	17.39	(20.51)	(0.18)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.15	1.15	1.15	1.14	1.28
Expenses after expense reductions (f)(h)	1.11	1.15	1.15	1.14	1.28
Net investment income (l)	1.30	1.02	1.60	1.86	1.51
Portfolio turnover	6	12	7	44	8
Net assets at end of period (000 omitted)	$18,519	$25,421	$22,365	$19,147	$25,444

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Years ended 5/31
Class 529C	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.89	$11.75	$10.24	$13.35	$14.04

Income (loss) from investment operations
Net investment income (d)(l)	$0.17	$0.13	$0.18	$0.19	$0.21
Net realized and unrealized gain (loss) on investments	(0.59)	2.22	1.59	(2.96)	(0.23)
Total from investment operations	$(0.42)	$2.35	$1.77	$(2.77)	$(0.02)

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.21)	$(0.26)	$(0.26)	$(0.25)
From net realized gain on investments	—	—	—	(0.08)	(0.42)
Total distributions declared to shareholders	$(0.23)	$(0.21)	$(0.26)	$(0.34)	$(0.67)
Net asset value, end of period (x)	$13.24	$13.89	$11.75	$10.24	$13.35
Total return (%) (r)(s)(t)(x)	(3.00)	20.13	17.26	(20.46)	(0.21)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.15	1.15	1.15	1.14	1.28
Expenses after expense reductions (f)(h)	1.11	1.15	1.15	1.14	1.28
Net investment income (l)	1.28	1.01	1.54	1.83	1.52
Portfolio turnover	6	12	7	44	8
Net assets at end of period (000 omitted)	$43,338	$40,847	$28,486	$15,571	$17,376
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by the underlying affiliated funds in which the fund invests. The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 5/31
Class A	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.87	$11.98	$10.23	$14.91	$16.05

Income (loss) from investment operations
Net investment income (d)(l)	$0.22	$0.18	$0.22	$0.21	$0.23
Net realized and unrealized gain (loss) on investments	(1.02)	2.96	1.82	(4.43)	(0.34)
Total from investment operations	$(0.80)	$3.14	$2.04	$(4.22)	$(0.11)

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.25)	$(0.29)	$(0.28)	$(0.35)
From net realized gain on investments	—	—	—	(0.18)	(0.68)
Total distributions declared to shareholders	$(0.31)	$(0.25)	$(0.29)	$(0.46)	$(1.03)
Net asset value, end of period (x)	$13.76	$14.87	$11.98	$10.23	$14.91
Total return (%) (r)(s)(t)(x)	(5.33)	26.34	19.87	(27.93)	(0.77)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.31	0.30	0.30	0.37	0.41
Expenses after expense reductions (f)(h)	0.31	0.30	0.30	0.37	0.40
Net investment income (l)	1.57	1.34	1.85	1.95	1.53
Portfolio turnover	7	13	6	40	7
Net assets at end of period (000 omitted)	$1,372,138	$1,258,969	$863,550	$711,516	$1,051,512

	Years ended 5/31
Class B	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.68	$11.83	$10.11	$14.70	$15.83

Income (loss) from investment operations
Net investment income (d)(l)	$0.11	$0.08	$0.13	$0.14	$0.13
Net realized and unrealized gain (loss) on investments	(1.00)	2.91	1.80	(4.37)	(0.34)
Total from investment operations	$(0.89)	$2.99	$1.93	$(4.23)	$(0.21)

Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.14)	$(0.21)	$(0.18)	$(0.24)
From net realized gain on investments	—	—	—	(0.18)	(0.68)
Total distributions declared to shareholders	$(0.19)	$(0.14)	$(0.21)	$(0.36)	$(0.92)
Net asset value, end of period (x)	$13.60	$14.68	$11.83	$10.11	$14.70
Total return (%) (r)(s)(t)(x)	(6.05)	25.40	19.01	(28.45)	(1.41)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.06	1.05	1.05	1.04	1.06
Expenses after expense reductions (f)(h)	1.06	1.05	1.05	1.04	1.06
Net investment income (l)	0.82	0.60	1.10	1.27	0.89
Portfolio turnover	7	13	6	40	7
Net assets at end of period (000 omitted)	$321,341	$418,449	$380,612	$355,740	$593,661
See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class C	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.64	$11.80	$10.09	$14.68	$15.81

Income (loss) from investment operations
Net investment income (d)(l)	$0.11	$0.08	$0.13	$0.14	$0.13
Net realized and unrealized gain (loss) on investments	(1.01)	2.91	1.79	(4.36)	(0.33)
Total from investment operations	$(0.90)	$2.99	$1.92	$(4.22)	$(0.20)

Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.15)	$(0.21)	$(0.19)	$(0.25)
From net realized gain on investments	—	—	—	(0.18)	(0.68)
Total distributions declared to shareholders	$(0.20)	$(0.15)	$(0.21)	$(0.37)	$(0.93)
Net asset value, end of period (x)	$13.54	$14.64	$11.80	$10.09	$14.68
Total return (%) (r)(s)(t)(x)	(6.08)	25.46	19.00	(28.45)	(1.37)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.06	1.05	1.05	1.04	1.06
Expenses after expense reductions (f)(h)	1.06	1.05	1.05	1.04	1.06
Net investment income (l)	0.82	0.59	1.09	1.27	0.89
Portfolio turnover	7	13	6	40	7
Net assets at end of period (000 omitted)	$483,076	$492,337	$380,111	$321,565	$503,816

	Years ended 5/31
Class I	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.98	$12.06	$10.29	$15.02	$16.16

Income (loss) from investment operations
Net investment income (d)(l)	$0.26	$0.22	$0.21	$0.25	$0.29
Net realized and unrealized gain (loss) on investments	(1.04)	2.98	1.88	(4.48)	(0.34)
Total from investment operations	$(0.78)	$3.20	$2.09	$(4.23)	$(0.05)

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.28)	$(0.32)	$(0.32)	$(0.41)
From net realized gain on investments	—	—	—	(0.18)	(0.68)
Total distributions declared to shareholders	$(0.34)	$(0.28)	$(0.32)	$(0.50)	$(1.09)
Net asset value, end of period (x)	$13.86	$14.98	$12.06	$10.29	$15.02
Total return (%) (r)(s)(x)	(5.13)	26.69	20.21	(27.71)	(0.41)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.06	0.05	0.05	0.04	0.05
Expenses after expense reductions (f)(h)	0.06	0.05	0.05	0.04	0.05
Net investment income (l)	1.82	1.62	1.82	2.28	1.89
Portfolio turnover	7	13	6	40	7
Net assets at end of period (000 omitted)	$40,599	$31,064	$22,214	$52,761	$67,823

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class R1	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.35	$11.57	$9.89	$14.43	$15.64

Income (loss) from investment operations
Net investment income (d)(l)	$0.11	$0.08	$0.12	$0.13	$0.13
Net realized and unrealized gain (loss) on investments	(0.98)	2.85	1.77	(4.29)	(0.35)
Total from investment operations	$(0.87)	$2.93	$1.89	$(4.16)	$(0.22)

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.15)	$(0.21)	$(0.20)	$(0.31)
From net realized gain on investments	—	—	—	(0.18)	(0.68)
Total distributions declared to shareholders	$(0.21)	$(0.15)	$(0.21)	$(0.38)	$(0.99)
Net asset value, end of period (x)	$13.27	$14.35	$11.57	$9.89	$14.43
Total return (%) (r)(s)(x)	(6.05)	25.41	19.08	(28.49)	(1.49)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.06	1.05	1.05	1.04	1.12
Expenses after expense reductions (f)(h)	1.06	1.05	1.05	1.04	1.12
Net investment income (l)	0.83	0.59	1.09	1.28	0.86
Portfolio turnover	7	13	6	40	7
Net assets at end of period (000 omitted)	$38,416	$42,188	$35,478	$31,915	$41,443

	Years ended 5/31
Class R2	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.57	$11.75	$10.04	$14.66	$15.82

Income (loss) from investment operations
Net investment income (d)(l)	$0.18	$0.15	$0.19	$0.19	$0.19
Net realized and unrealized gain (loss) on investments	(0.99)	2.89	1.78	(4.37)	(0.32)
Total from investment operations	$(0.81)	$3.04	$1.97	$(4.18)	$(0.13)

Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.22)	$(0.26)	$(0.26)	$(0.35)
From net realized gain on investments	—	—	—	(0.18)	(0.68)
Total distributions declared to shareholders	$(0.27)	$(0.22)	$(0.26)	$(0.44)	$(1.03)
Net asset value, end of period (x)	$13.49	$14.57	$11.75	$10.04	$14.66
Total return (%) (r)(s)(x)	(5.52)	25.98	19.62	(28.09)	(0.95)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.56	0.55	0.55	0.54	0.63
Expenses after expense reductions (f)(h)	0.56	0.55	0.55	0.54	0.63
Net investment income (l)	1.31	1.10	1.60	1.77	1.31
Portfolio turnover	7	13	6	40	7
Net assets at end of period (000 omitted)	$174,820	$189,357	$149,370	$126,516	$169,705

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class R3	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.76	$11.89	$10.16	$14.83	$15.97

Income (loss) from investment operations
Net investment income (d)(l)	$0.21	$0.18	$0.21	$0.22	$0.23
Net realized and unrealized gain (loss) on investments	(1.00)	2.94	1.81	(4.42)	(0.33)
Total from investment operations	$(0.79)	$3.12	$2.02	$(4.20)	$(0.10)

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.25)	$(0.29)	$(0.29)	$(0.36)
From net realized gain on investments	—	—	—	(0.18)	(0.68)
Total distributions declared to shareholders	$(0.31)	$(0.25)	$(0.29)	$(0.47)	$(1.04)
Net asset value, end of period (x)	$13.66	$14.76	$11.89	$10.16	$14.83
Total return (%) (r)(s)(x)	(5.29)	26.38	19.85	(27.91)	(0.73)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.31	0.30	0.30	0.29	0.39
Expenses after expense reductions (f)(h)	0.31	0.30	0.30	0.29	0.39
Net investment income (l)	1.54	1.35	1.80	2.03	1.55
Portfolio turnover	7	13	6	40	7
Net assets at end of period (000 omitted)	$157,750	$138,703	$103,043	$72,481	$99,983

	Years ended 5/31
Class R4	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.87	$11.97	$10.22	$14.92	$16.06

Income (loss) from investment operations
Net investment income (d)(l)	$0.25	$0.22	$0.25	$0.25	$0.28
Net realized and unrealized gain (loss) on investments	(1.02)	2.96	1.82	(4.45)	(0.34)
Total from investment operations	$(0.77)	$3.18	$2.07	$(4.20)	$(0.06)

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.28)	$(0.32)	$(0.32)	$(0.40)
From net realized gain on investments	—	—	—	(0.18)	(0.68)
Total distributions declared to shareholders	$(0.34)	$(0.28)	$(0.32)	$(0.50)	$(1.08)
Net asset value, end of period (x)	$13.76	$14.87	$11.97	$10.22	$14.92
Total return (%) (r)(s)(x)	(5.10)	26.73	20.15	(27.69)	(0.48)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.06	0.05	0.05	0.04	0.11
Expenses after expense reductions (f)(h)	0.06	0.05	0.05	0.04	0.11
Net investment income (l)	1.81	1.59	2.14	2.28	1.88
Portfolio turnover	7	13	6	40	7
Net assets at end of period (000 omitted)	$62,372	$59,722	$45,478	$40,455	$71,253

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class 529A	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.77	$11.90	$10.17	$14.83	$15.96

Income (loss) from investment operations
Net investment income (d)(l)	$0.21	$0.17	$0.20	$0.20	$0.20
Net realized and unrealized gain (loss) on investments	(1.01)	2.94	1.81	(4.42)	(0.33)
Total from investment operations	$(0.80)	$3.11	$2.01	$(4.22)	$(0.13)

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.24)	$(0.28)	$(0.26)	$(0.32)
From net realized gain on investments	—	—	—	(0.18)	(0.68)
Total distributions declared to shareholders	$(0.30)	$(0.24)	$(0.28)	$(0.44)	$(1.00)
Net asset value, end of period (x)	$13.67	$14.77	$11.90	$10.17	$14.83
Total return (%) (r)(s)(t)(x)	(5.37)	26.27	19.71	(28.06)	(0.91)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.41	0.40	0.40	0.47	0.63
Expenses after expense reductions (f)(h)	0.37	0.40	0.40	0.47	0.63
Net investment income (l)	1.52	1.24	1.65	1.86	1.31
Portfolio turnover	7	13	6	40	7
Net assets at end of period (000 omitted)	$127,620	$123,673	$87,397	$42,897	$55,013

	Years ended 5/31
Class 529B	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.52	$11.71	$10.02	$14.59	$15.72

Income (loss) from investment operations
Net investment income (d)(l)	$0.11	$0.07	$0.12	$0.12	$0.10
Net realized and unrealized gain (loss) on investments	(1.00)	2.88	1.78	(4.33)	(0.33)
Total from investment operations	$(0.89)	$2.95	$1.90	$(4.21)	$(0.23)

Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.14)	$(0.21)	$(0.18)	$(0.22)
From net realized gain on investments	—	—	—	(0.18)	(0.68)
Total distributions declared to shareholders	$(0.17)	$(0.14)	$(0.21)	$(0.36)	$(0.90)
Net asset value, end of period (x)	$13.46	$14.52	$11.71	$10.02	$14.59
Total return (%) (r)(s)(t)(x)	(6.07)	25.26	18.88	(28.54)	(1.56)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.16	1.15	1.15	1.14	1.28
Expenses after expense reductions (f)(h)	1.12	1.15	1.15	1.14	1.28
Net investment income (l)	0.78	0.51	1.00	1.18	0.66
Portfolio turnover	7	13	6	40	7
Net assets at end of period (000 omitted)	$27,132	$36,756	$32,394	$26,142	$34,861

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class 529C	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.47	$11.68	$10.00	$14.57	$15.71

Income (loss) from investment operations
Net investment income (d)(l)	$0.10	$0.07	$0.11	$0.12	$0.10
Net realized and unrealized gain (loss) on investments	(0.99)	2.87	1.78	(4.33)	(0.34)
Total from investment operations	$(0.89)	$2.94	$1.89	$(4.21)	$(0.24)

Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.15)	$(0.21)	$(0.18)	$(0.22)
From net realized gain on investments	—	—	—	(0.18)	(0.68)
Total distributions declared to shareholders	$(0.19)	$(0.15)	$(0.21)	$(0.36)	$(0.90)
Net asset value, end of period (x)	$13.39	$14.47	$11.68	$10.00	$14.57
Total return (%) (r)(s)(t)(x)	(6.09)	25.30	18.86	(28.54)	(1.61)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.16	1.15	1.15	1.14	1.28
Expenses after expense reductions (f)(h)	1.12	1.15	1.15	1.14	1.28
Net investment income (l)	0.77	0.50	0.93	1.12	0.67
Portfolio turnover	7	13	6	40	7
Net assets at end of period (000 omitted)	$46,807	$48,397	$37,106	$19,471	$20,908
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by the underlying affiliated funds in which the fund invests. The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 5/31
Class A	2012	2011	2010	2009	2008
Net asset value, beginning of period	$15.33	$11.87	$9.99	$15.80	$17.28

Income (loss) from investment operations
Net investment income (d)(l)	$0.10	$0.10	$0.13	$0.07	$0.06
Net realized and unrealized gain (loss) on investments	(1.44)	3.54	1.91	(5.48)	(0.47)
Total from investment operations	$(1.34)	$3.64	$2.04	$(5.41)	$(0.41)

Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.18)	$(0.16)	$(0.16)	$(0.26)
From net realized gain on investments	—	—	—	(0.24)	(0.81)
Total distributions declared to shareholders	$(0.20)	$(0.18)	$(0.16)	$(0.40)	$(1.07)
Net asset value, end of period (x)	$13.79	$15.33	$11.87	$9.99	$15.80
Total return (%) (r)(s)(t)(x)	(8.70)	30.77	20.39	(33.89)	(2.50)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.33	0.32	0.32	0.39	0.41
Expenses after expense reductions (f)(h)	0.33	0.32	0.32	0.39	0.41
Net investment income (l)	0.70	0.69	1.08	0.69	0.37
Portfolio turnover	11	11	10	23	9
Net assets at end of period (000 omitted)	$433,117	$461,673	$341,600	$302,094	$469,636

	Years ended 5/31
Class B	2012	2011	2010	2009	2008
Net asset value, beginning of period	$15.05	$11.66	$9.83	$15.57	$17.03

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$(0.01)	$(0.01)	$0.04	$0.00 (w)	$(0.05)
Net realized and unrealized gain (loss) on investments	(1.40)	3.48	1.87	(5.38)	(0.46)
Total from investment operations	$(1.41)	$3.47	$1.91	$(5.38)	$(0.51)

Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.08)	$(0.08)	$(0.12)	$(0.14)
From net realized gain on investments	—	—	—	(0.24)	(0.81)
Total distributions declared to shareholders	$(0.08)	$(0.08)	$(0.08)	$(0.36)	$(0.95)
Net asset value, end of period (x)	$13.56	$15.05	$11.66	$9.83	$15.57
Total return (%) (r)(s)(t)(x)	(9.37)	29.77	19.43	(34.28)	(3.11)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.08	1.07	1.07	1.06	1.07
Expenses after expense reductions (f)(h)	1.08	1.07	1.07	1.06	1.06
Net investment income (loss) (l)	(0.04)	(0.04)	0.33	0.02	(0.29)
Portfolio turnover	11	11	10	23	9
Net assets at end of period (000 omitted)	$99,925	$143,320	$129,829	$125,014	$219,017

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class C	2012	2011	2010	2009	2008
Net asset value, beginning of period	$15.01	$11.64	$9.81	$15.55	$17.02

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$(0.01)	$(0.01)	$0.04	$0.00 (w)	$(0.05)
Net realized and unrealized gain (loss) on investments	(1.40)	3.46	1.88	(5.38)	(0.46)
Total from investment operations	$(1.41)	$3.45	$1.92	$(5.38)	$(0.51)

Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.08)	$(0.09)	$(0.12)	$(0.15)
From net realized gain on investments	—	—	—	(0.24)	(0.81)
Total distributions declared to shareholders	$(0.09)	$(0.08)	$(0.09)	$(0.36)	$(0.96)
Net asset value, end of period (x)	$13.51	$15.01	$11.64	$9.81	$15.55
Total return (%) (r)(s)(t)(x)	(9.35)	29.73	19.51	(34.31)	(3.13)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.08	1.07	1.07	1.06	1.07
Expenses after expense reductions (f)(h)	1.08	1.07	1.07	1.06	1.06
Net investment income (loss) (l)	(0.05)	(0.05)	0.32	0.02	(0.28)
Portfolio turnover	11	11	10	23	9
Net assets at end of period (000 omitted)	$148,481	$167,911	$130,115	$114,853	$190,963

	Years ended 5/31
Class I	2012	2011	2010	2009	2008
Net asset value, beginning of period	$15.53	$12.02	$10.12	$15.97	$17.45

Income (loss) from investment operations
Net investment income (d)(l)	$0.13	$0.14	$0.12	$0.11	$0.12
Net realized and unrealized gain (loss) on investments	(1.44)	3.58	1.97	(5.54)	(0.47)
Total from investment operations	$(1.31)	$3.72	$2.09	$(5.43)	$(0.35)

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.21)	$(0.19)	$(0.18)	$(0.32)
From net realized gain on investments	—	—	—	(0.24)	(0.81)
Total distributions declared to shareholders	$(0.24)	$(0.21)	$(0.19)	$(0.42)	$(1.13)
Net asset value, end of period (x)	$13.98	$15.53	$12.02	$10.12	$15.97
Total return (%) (r)(s)(x)	(8.42)	31.09	20.59	(33.61)	(2.13)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.08	0.07	0.08	0.06	0.06
Expenses after expense reductions (f)(h)	0.08	0.07	0.08	0.06	0.06
Net investment income (l)	0.93	1.02	1.02	1.02	0.73
Portfolio turnover	11	11	10	23	9
Net assets at end of period (000 omitted)	$29,816	$29,086	$22,721	$42,422	$60,291

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class R1	2012		2011		2010	2009	2008
Net asset value, beginning of period	$14.76		$11.44		$9.65	$15.32	$16.86

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$(0.00	)(w)	$(0.00	)(w)	$0.04	$0.00 (w)	$(0.05)
Net realized and unrealized gain (loss) on investments	(1.38)		3.41		1.84	(5.31)	(0.47)
Total from investment operations	$(1.38)		$3.41		$1.88	$(5.31)	$(0.52)

Less distributions declared to shareholders
From net investment income	$(0.10)		$(0.09)		$(0.09)	$(0.12)	$(0.21)
From net realized gain on investments	—		—		—	(0.24)	(0.81)
Total distributions declared to shareholders	$(0.10)		$(0.09)		$(0.09)	$(0.36)	$(1.02)
Net asset value, end of period (x)	$13.28		$14.76		$11.44	$9.65	$15.32
Total return (%) (r)(s)(x)	(9.36)		29.84		19.44	(34.31)	(3.21)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.08		1.07		1.07	1.06	1.13
Expenses after expense reductions (f)(h)	1.08		1.07		1.07	1.06	1.13
Net investment income (loss) (l)	(0.03)		(0.03)		0.34	0.03	(0.31)
Portfolio turnover	11		11		10	23	9
Net assets at end of period (000 omitted)	$20,186		$25,554		$19,715	$18,424	$26,092

	Years ended 5/31
Class R2	2012		2011		2010	2009	2008
Net asset value, beginning of period	$15.03		$11.65		$9.82	$15.55	$17.06

Income (loss) from investment operations
Net investment income (d)(l)	$0.06		$0.06		$0.09	$0.06	$0.02
Net realized and unrealized gain (loss) on investments	(1.40)		3.47		1.88	(5.39)	(0.47)
Total from investment operations	$(1.34)		$3.53		$1.97	$(5.33)	$(0.45)

Less distributions declared to shareholders
From net investment income	$(0.16)		$(0.15)		$(0.14)	$(0.16)	$(0.25)
From net realized gain on investments	—		—		—	(0.24)	(0.81)
Total distributions declared to shareholders	$(0.16)		$(0.15)		$(0.14)	$(0.40)	$(1.06)
Net asset value, end of period (x)	$13.53		$15.03		$11.65	$9.82	$15.55
Total return (%) (r)(s)(x)	(8.86)		30.40		20.00	(33.94)	(2.77)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.58		0.57		0.57	0.56	0.64
Expenses after expense reductions (f)(h)	0.58		0.57		0.57	0.56	0.64
Net investment income (l)	0.46		0.47		0.81	0.53	0.16
Portfolio turnover	11		11		10	23	9
Net assets at end of period (000 omitted)	$94,686		$108,592		$80,129	$68,324	$97,410

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class R3	2012	2011	2010	2009	2008
Net asset value, beginning of period	$15.23	$11.80	$9.94	$15.71	$17.19

Income (loss) from investment operations
Net investment income (d)(l)	$0.08	$0.10	$0.13	$0.08	$0.06
Net realized and unrealized gain (loss) on investments	(1.41)	3.51	1.90	(5.44)	(0.47)
Total from investment operations	$(1.33)	$3.61	$2.03	$(5.36)	$(0.41)

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.18)	$(0.17)	$(0.17)	$(0.26)
From net realized gain on investments	—	—	—	(0.24)	(0.81)
Total distributions declared to shareholders	$(0.21)	$(0.18)	$(0.17)	$(0.41)	$(1.07)
Net asset value, end of period (x)	$13.69	$15.23	$11.80	$9.94	$15.71
Total return (%) (r)(s)(x)	(8.68)	30.72	20.33	(33.78)	(2.47)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.33	0.32	0.32	0.31	0.40
Expenses after expense reductions (f)(h)	0.33	0.32	0.32	0.31	0.40
Net investment income (l)	0.55	0.74	1.08	0.77	0.40
Portfolio turnover	11	11	10	23	9
Net assets at end of period (000 omitted)	$97,526	$69,810	$50,899	$41,092	$57,129

	Years ended 5/31
Class R4	2012	2011	2010	2009	2008
Net asset value, beginning of period	$15.35	$11.89	$10.00	$15.80	$17.28

Income (loss) from investment operations
Net investment income (d)(l)	$0.13	$0.13	$0.16	$0.11	$0.11
Net realized and unrealized gain (loss) on investments	(1.43)	3.54	1.92	(5.49)	(0.48)
Total from investment operations	$(1.30)	$3.67	$2.08	$(5.38)	$(0.37)

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.21)	$(0.19)	$(0.18)	$(0.30)
From net realized gain on investments	—	—	—	(0.24)	(0.81)
Total distributions declared to shareholders	$(0.24)	$(0.21)	$(0.19)	$(0.42)	$(1.11)
Net asset value, end of period (x)	$13.81	$15.35	$11.89	$10.00	$15.80
Total return (%) (r)(s)(x)	(8.45)	31.01	20.73	(33.66)	(2.24)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.08	0.07	0.07	0.06	0.12
Expenses after expense reductions (f)(h)	0.08	0.07	0.07	0.06	0.12
Net investment income (l)	0.95	0.93	1.34	1.00	0.67
Portfolio turnover	11	11	10	23	9
Net assets at end of period (000 omitted)	$62,779	$69,880	$52,887	$45,153	$93,828

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class 529A	2012	2011	2010	2009	2008
Net asset value, beginning of period	$15.24	$11.81	$9.94	$15.71	$17.20

Income (loss) from investment operations
Net investment income (d)(l)	$0.09	$0.08	$0.10	$0.06	$0.02
Net realized and unrealized gain (loss) on investments	(1.42)	3.52	1.92	(5.44)	(0.48)
Total from investment operations	$(1.33)	$3.60	$2.02	$(5.38)	$(0.46)

Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.17)	$(0.15)	$(0.15)	$(0.22)
From net realized gain on investments	—	—	—	(0.24)	(0.81)
Total distributions declared to shareholders	$(0.19)	$(0.17)	$(0.15)	$(0.39)	$(1.03)
Net asset value, end of period (x)	$13.72	$15.24	$11.81	$9.94	$15.71
Total return (%) (r)(s)(t)(x)	(8.69)	30.60	20.29	(33.91)	(2.78)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.43	0.42	0.42	0.49	0.64
Expenses after expense reductions (f)(h)	0.38	0.42	0.42	0.49	0.64
Net investment income (l)	0.65	0.61	0.81	0.60	0.15
Portfolio turnover	11	11	10	23	9
Net assets at end of period (000 omitted)	$73,786	$80,301	$61,720	$29,040	$45,509

	Years ended 5/31
Class 529B	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.89	$11.54	$9.73	$15.41	$16.87

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$(0.01)	$(0.02)	$0.03	$(0.01)	$(0.08)
Net realized and unrealized gain (loss) on investments	(1.38)	3.43	1.85	(5.33)	(0.46)
Total from investment operations	$(1.39)	$3.41	$1.88	$(5.34)	$(0.54)

Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.06)	$(0.07)	$(0.10)	$(0.11)
From net realized gain on investments	—	—	—	(0.24)	(0.81)
Total distributions declared to shareholders	$(0.07)	$(0.06)	$(0.07)	$(0.34)	$(0.92)
Net asset value, end of period (x)	$13.43	$14.89	$11.54	$9.73	$15.41
Total return (%) (r)(s)(t)(x)	(9.34)	29.61	19.29	(34.34)	(3.32)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.18	1.17	1.17	1.16	1.29
Expenses after expense reductions (f)(h)	1.13	1.17	1.17	1.16	1.29
Net investment income (loss) (l)	(0.10)	(0.12)	0.23	(0.07)	(0.51)
Portfolio turnover	11	11	10	23	9
Net assets at end of period (000 omitted)	$8,519	$12,165	$11,954	$12,555	$24,237

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class 529C	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.82	$11.50	$9.71	$15.40	$16.88

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$(0.01)	$(0.02)	$0.01	$(0.01)	$(0.08)
Net realized and unrealized gain (loss) on investments	(1.39)	3.43	1.86	(5.33)	(0.47)
Total from investment operations	$(1.40)	$3.41	$1.87	$(5.34)	$(0.55)

Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.09)	$(0.08)	$(0.11)	$(0.12)
From net realized gain on investments	—	—	—	(0.24)	(0.81)
Total distributions declared to shareholders	$(0.08)	$(0.09)	$(0.08)	$(0.35)	$(0.93)
Net asset value, end of period (x)	$13.34	$14.82	$11.50	$9.71	$15.40
Total return (%) (r)(s)(t)(x)	(9.42)	29.72	19.26	(34.34)	(3.37)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.18	1.17	1.17	1.16	1.29
Expenses after expense reductions (f)(h)	1.13	1.17	1.17	1.16	1.29
Net investment income (loss) (l)	(0.10)	(0.14)	0.07	(0.10)	(0.51)
Portfolio turnover	11	11	10	23	9
Net assets at end of period (000 omitted)	$22,437	$26,703	$20,162	$9,701	$12,991
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by the underlying affiliated funds in which the fund invests. The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund, and MFS Aggressive Growth Allocation Fund (the funds) are each a series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the funds’ Statement of Assets and Liabilities through the date that the financial statements were issued.

Each fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (hereafter referred to as “underlying affiliated funds” or “underlying funds”), which may have different fiscal year ends than the funds. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds invest their portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. Certain underlying funds invest a significant portion of their assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. Certain underlying funds invest in commodity-linked structured notes as part of their principal investment strategy. These structured notes are subject to prepayment, basis and counterparty risks. Certain underlying funds invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

The accounting policies of the underlying funds in which each fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds’ shareholder reports are not covered by this report.

Investment Valuations – Open-end investment companies (underlying funds) are generally valued at their net asset value per share. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” refers to the underlying fund in which the fund of fund invests.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as

Notes to Financial Statements – continued

provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets, including commodity-linked structured notes, generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of each fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2012 in valuing the fund’s assets or liabilities:

	Level 1	Level 2	Level 3	Total
MFS Conservative Allocation Fund
Investments at Value
Mutual Funds	$1,809,925,474	$—	$—	$1,809,925,474

MFS Moderate Allocation Fund
Investments at Value
Mutual Funds	$3,376,367,306	$—	$—	$3,376,367,306

MFS Growth Allocation Fund
Investments at Value
Mutual Funds	$2,851,139,728	$—	$—	$2,851,139,728

Notes to Financial Statements – continued

	Level 1	Level 2	Level 3	Total
MFS Aggressive Growth Allocation Fund
Investments at Value
Mutual Funds	$1,090,743,402	$—	$—	$1,090,743,402

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – Each fund does not invest in derivatives directly. Each fund does invest in underlying funds that may use derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Indemnifications – Under each fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, each fund enters into agreements with service providers that may contain indemnification clauses. Each fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the funds that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on an accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Each fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statements of Operations.

Fees Paid Indirectly – Each fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended May 31, 2012, is shown as a reduction of total expenses on the Statements of Operations for the MFS Conservative Allocation Fund, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, and the MFS Aggressive Growth Allocation Fund.

Tax Matters and Distributions – Each fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

Year ended 5/31/12	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Ordinary income (including any short-term capital gains)	$35,731,593	$61,394,919	$52,500,407	$13,200,076

Year ended 5/31/11	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Ordinary income (including any short-term capital gains)	$28,878,797	$50,995,475	$38,000,240	$11,250,076

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/12	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Cost of investments	$1,641,262,009	$2,990,724,442	$2,475,196,643	$892,599,808
Gross appreciation	$175,195,425	$403,861,681	$394,546,630	$205,811,317
Gross depreciation	(6,531,960)	(18,218,817)	(18,603,545)	(7,667,723)
Net unrealized appreciation (depreciation)	$168,663,465	$385,642,864	$375,943,085	$198,143,594
Undistributed ordinary income	11,056,231	24,595,826	20,909,345	9,356,064
Capital loss carryforwards	(23,760,477)	(98,800,944)	(176,521,926)	(137,933,335)
Post-October capital loss deferral	(44,362)	(212,890)	(375,324)	—

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after May 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of May 31, 2012, each fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
5/31/18	$(23,760,477)	$(98,800,944)	$(176,521,926)	$(136,983,445)
5/31/19	—	—	—	(949,890)
Total	$(23,760,477)	$(98,800,944)	$(176,521,926)	$(137,933,335)

Multiple Classes of Shares of Beneficial Interest – Each fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. Each fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Each fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

Distributions declared to shareholders:

From net investment income

	MFS Conservative Allocation Fund		MFS Moderate Allocation Fund		MFS Growth Allocation Fund		MFS Aggressive Growth Allocation Fund
	Year ended 5/31/12	Year ended 5/31/11	Year ended 5/31/12	Year ended 5/31/11	Year ended 5/31/12	Year ended 5/31/11	Year ended 5/31/12	Year ended 5/31/11
Class A	$17,727,739	$13,337,855	$30,642,098	$24,275,323	$27,871,673	$18,856,721	$6,088,285	$5,062,205
Class B	2,501,428	2,443,967	5,609,777	5,478,026	4,705,716	4,304,685	649,023	759,183
Class C	5,756,487	4,570,572	9,107,360	7,159,510	6,875,629	4,944,681	1,039,541	912,352
Class I	1,143,858	864,229	985,944	706,478	824,966	531,025	445,570	423,349
Class R1	389,729	347,470	692,737	620,011	601,993	433,992	158,933	151,353
Class R2	2,067,988	2,088,105	3,685,347	3,921,265	3,269,777	2,847,737	1,125,048	1,105,816
Class R3	2,566,442	2,034,086	4,631,414	3,573,409	3,388,161	2,295,838	1,462,888	832,348
Class R4	858,707	786,516	2,949,043	2,555,454	1,328,494	1,063,264	1,042,479	897,220
Class 529A	1,770,647	1,486,738	2,036,574	1,778,554	2,604,800	1,857,180	1,001,667	885,571
Class 529B	258,912	302,468	364,482	359,998	382,198	367,720	47,439	56,701
Class 529C	689,656	616,791	690,143	567,447	647,000	497,397	139,203	163,978
Total	$35,731,593	$28,878,797	$61,394,919	$50,995,475	$52,500,407	$38,000,240	$13,200,076	$11,250,076

(3)	Transactions with Affiliates

Investment Adviser – Each fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the funds. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.

Prior to October 1, 2011, the investment adviser had agreed in writing to pay a portion of each fund’s operating expenses, exclusive of distribution and service fees, program manager fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that operating expenses do not exceed 0.10% annually of each fund’s average daily net assets. This written agreement terminated on September 30, 2011. For the period June 1, 2011 through

Notes to Financial Statements – continued

September 30, 2011, each fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of each fund’s expenses related to this agreement.

Effective June 1, 2012, the investment adviser has agreed in writing to pay a portion of the Aggressive Growth Allocation Fund’s operating expenses, exclusive of distribution and service fees, program manager fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that operating expenses do not exceed 0.13% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2013.

In addition to the fees and expenses which each fund bears directly, each fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which a fund invests. Accordingly, the expense ratio for each fund reflects only those fees and expenses borne directly by each fund.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received the following amounts for the year ended May 31, 2012, as its portion of the initial sales charge on sales of Class A and Class 529A shares of each fund:

	Class A	Class 529A
MFS Conservative Allocation Fund	$1,860,363	$41,982
MFS Moderate Allocation Fund	3,027,772	77,348
MFS Growth Allocation Fund	1,897,385	116,740
MFS Aggressive Growth Allocation Fund	275,005	105,600

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Each fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	CLASS A
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	—	0.25%	0.25%	0.25%	$1,725,571
MFS Moderate Allocation Fund	—	0.25%	0.25%	0.25%	3,438,599
MFS Growth Allocation Fund	—	0.25%	0.25%	0.25%	3,182,621
MFS Aggressive Growth Allocation Fund	—	0.25%	0.25%	0.25%	1,075,358

	CLASS B
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$1,335,591
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	3,349,112
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	3,572,447
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	1,170,880

	CLASS C
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$2,992,049
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	5,394,103
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	4,693,137
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	1,520,753

	CLASS R1
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$198,627
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	406,781
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	392,092
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	220,838

Notes to Financial Statements – continued

	CLASS R2
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.25%	0.25%	0.50%	0.50%	$430,050
MFS Moderate Allocation Fund	0.25%	0.25%	0.50%	0.50%	889,758
MFS Growth Allocation Fund	0.25%	0.25%	0.50%	0.50%	861,378
MFS Aggressive Growth Allocation Fund	0.25%	0.25%	0.50%	0.50%	480,011

	CLASS R3
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	—	0.25%	0.25%	0.25%	$247,426
MFS Moderate Allocation Fund	—	0.25%	0.25%	0.25%	494,377
MFS Growth Allocation Fund	—	0.25%	0.25%	0.25%	362,465
MFS Aggressive Growth Allocation Fund	—	0.25%	0.25%	0.25%	202,561

	CLASS 529A
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	—	0.25%	0.25%	0.25%	$173,668
MFS Moderate Allocation Fund	—	0.25%	0.25%	0.25%	229,678
MFS Growth Allocation Fund	—	0.25%	0.25%	0.25%	304,772
MFS Aggressive Growth Allocation Fund	—	0.25%	0.25%	0.25%	185,335

	CLASS 529B
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$145,560
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	216,416
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	310,580
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	99,254

	CLASS 529C
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$368,635
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	411,073
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	459,811
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	234,138

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Total Distribution and Service Fees	$7,617,177	$14,829,897	$14,139,303	$5,189,128

(d)	In accordance with the distribution plan for certain classes, each fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2012 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2012, were as follows:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class A	$5,829	$2,387	$10,426	$2,819
Class B	230,932	491,611	432,088	151,492
Class C	85,836	97,695	70,956	21,305
Class 529B	5,358	4,403	9,988	3,567
Class 529C	250	410	320	260

Each fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. Each fund has entered

Notes to Financial Statements – continued

into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. Effective July 1, 2011, MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will continue until modified by the fund’s Board of Trustees but such agreement will continue at least until September 30, 2013, after which MFD may eliminate this waiver without a vote of the fund’s Board of Trustees. For the year ended May 31, 2012, this waiver amounted to the following for each fund and is reflected as a reduction of total expenses on the Statements of Operations:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class 529A	$32,183	$42,423	$56,027	$33,889
Class 529B	6,614	9,809	14,074	4,487
Class 529C	16,998	18,907	21,063	10,658
Total Program Manager Waivers	$55,795	$71,139	$91,164	$49,034

The program manager fee incurred for the year ended May 31, 2012 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class for each of the funds.

The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended May 31, 2012, were as follows:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class 529A	$69,467	$91,871	$121,909	$74,134
Class 529B	14,556	21,642	31,058	9,928
Class 529C	36,863	41,107	45,981	23,419
Total Program Manager Fees	$120,886	$154,620	$198,948	$107,481

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides shareholder services and transfer agent services to the funds. Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), certain underlying funds may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including out-of-pocket and sub-accounting fees, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended May 31, 2012, shareholder servicing expenses incurred by the funds, including out-of-pocket expenses, are disclosed on the Statements of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund partially reimburses MFS the costs incurred to provide these services. Each fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended May 31, 2012 was equivalent to the following annual effective rates of each fund’s average daily net assets:

MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
0.0012%	0.0006%	0.0006%	0.0016%

Trustees’ and Officers’ Compensation – Each fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The funds do not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the funds from MFS. Certain officers and Trustees of the funds are officers or directors of MFS, MFD, and MFSC.

Other – Each fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended May 31, 2012, the aggregate fees paid by each fund to Tarantino LLC and Griffin Compliance LLC are included in “Miscellaneous” expense on the Statements of Operations and are as follows:

MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
$13,001	$25,850	$24,385	$9,866

Notes to Financial Statements – continued

MFS has agreed to reimburse each fund for a portion of the payments made by the funds in the following amounts, which are shown as a reduction of total expenses in the Statements of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
$5,930	$11,765	$10,963	$4,440

The funds invest in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” on the Statements of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of shares of underlying funds aggregated the following:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Purchases	$532,534,138	$808,610,490	$364,109,046	$118,747,349
Sales	$67,579,396	$175,370,399	$205,354,421	$125,212,859

(5)	Shares of Beneficial Interest

Each fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	MFS Conservative Allocation Fund				MFS Moderate Allocation Fund
	Year ended 5/31/12		Year ended 5/31/11		Year ended 5/31/12		Year ended 5/31/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	32,713,739	$420,861,337	20,007,468	$250,978,578	49,316,472	$669,573,078	32,771,460	$436,864,468
Class B	4,756,092	60,950,668	3,064,552	38,204,450	7,279,051	98,134,669	5,228,488	69,115,032
Class C	11,626,884	147,983,241	7,759,148	96,489,022	14,670,613	197,155,851	10,185,429	134,079,028
Class I	1,886,155	24,490,190	1,614,338	20,711,878	3,268,438	45,241,930	1,932,390	25,737,373
Class R1	828,054	10,361,510	542,160	6,572,577	1,131,102	14,989,641	808,004	10,308,287
Class R2	3,768,882	47,508,238	3,250,709	39,424,955	4,406,497	59,028,236	4,610,914	59,217,428
Class R3	4,367,155	55,986,442	2,892,552	36,241,488	9,202,767	122,532,987	4,996,859	66,172,648
Class R4	897,338	11,564,585	799,482	10,005,929	3,359,635	45,471,115	2,705,838	35,841,596
Class 529A	2,460,862	31,428,028	1,848,822	23,067,525	2,754,084	37,204,667	2,120,207	28,073,782
Class 529B	437,530	5,509,322	430,475	5,275,489	434,038	5,793,299	539,758	6,977,620
Class 529C	1,334,273	16,828,897	1,051,755	12,968,112	1,170,878	15,589,465	1,169,227	15,087,598
	65,076,964	$833,472,458	43,261,461	$539,940,003	96,993,575	$1,310,714,938	67,068,574	$887,474,860

Shares issued to shareholders in reinvestment of distributions
Class A	1,320,685	$16,657,139	977,390	$12,298,274	2,170,998	$28,568,369	1,665,957	$22,327,602
Class B	182,305	2,280,266	173,116	2,165,916	392,841	5,116,089	363,213	4,824,277
Class C	374,067	4,648,007	279,181	3,474,209	545,251	7,068,680	397,762	5,264,486
Class I	77,408	983,902	60,404	765,255	31,784	422,984	19,614	265,287
Class R1	31,919	389,695	28,423	347,468	54,377	692,671	47,681	619,929
Class R2	159,171	1,959,224	164,606	2,022,624	280,497	3,622,690	294,547	3,876,638
Class R3	204,815	2,566,279	162,823	2,034,078	354,192	4,631,414	268,233	3,572,445
Class R4	68,039	858,663	62,551	786,492	223,899	2,947,891	190,893	2,555,088
Class 529A	141,002	1,769,989	118,643	1,486,555	155,471	2,036,042	133,268	1,778,554
Class 529B	21,008	258,842	24,531	302,448	28,233	364,448	27,348	359,998
Class 529C	55,966	689,551	50,031	616,791	53,653	690,027	43,220	567,447
	2,636,385	$33,061,557	2,101,699	$26,300,110	4,291,196	$56,161,305	3,451,736	$46,011,751

Notes to Financial Statements – continued

	MFS Conservative Allocation Fund – continued				MFS Moderate Allocation Fund – continued
	Year ended 5/31/12		Year ended 5/31/11		Year ended 5/31/12		Year ended 5/31/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(10,035,179)	$(129,265,602)	(9,508,952)	$(119,616,148)	(17,528,090)	$(237,741,481)	(14,019,730)	$(183,652,754)
Class B	(3,801,566)	(48,588,012)	(3,526,133)	(44,184,535)	(9,826,563)	(132,043,118)	(7,935,133)	(104,354,516)
Class C	(4,787,015)	(60,875,261)	(3,182,750)	(39,560,982)	(6,562,197)	(87,641,997)	(5,250,569)	(67,946,003)
Class I	(1,134,656)	(14,683,725)	(752,399)	(9,562,595)	(2,275,668)	(30,863,085)	(776,626)	(10,286,973)
Class R1	(564,921)	(7,074,080)	(380,374)	(4,615,213)	(628,776)	(8,325,894)	(883,418)	(11,318,774)
Class R2	(2,732,511)	(34,380,576)	(2,657,177)	(32,604,123)	(3,330,653)	(44,373,409)	(4,584,274)	(60,086,888)
Class R3	(1,495,050)	(19,159,458)	(1,743,971)	(21,804,153)	(3,152,845)	(42,987,542)	(3,165,924)	(41,566,954)
Class R4	(510,940)	(6,573,837)	(619,778)	(7,694,058)	(1,797,396)	(24,441,445)	(1,788,172)	(23,481,269)
Class 529A	(1,305,135)	(16,656,580)	(1,151,453)	(14,326,945)	(1,656,229)	(22,309,621)	(1,458,432)	(19,058,516)
Class 529B	(716,213)	(8,996,048)	(436,282)	(5,405,664)	(892,919)	(11,881,126)	(643,872)	(8,388,149)
Class 529C	(872,772)	(10,946,605)	(849,790)	(10,392,652)	(891,933)	(11,870,089)	(697,088)	(8,981,914)
	(27,955,958)	$(357,199,784)	(24,809,059)	$(309,767,068)	(48,543,269)	$(654,478,807)	(41,203,238)	$(539,122,710)

Net change
Class A	23,999,245	$308,252,874	11,475,906	$143,660,704	33,959,380	$460,399,966	20,417,687	$275,539,316
Class B	1,136,831	14,642,922	(288,465)	(3,814,169)	(2,154,671)	(28,792,360)	(2,343,432)	(30,415,207)
Class C	7,213,936	91,755,987	4,855,579	60,402,249	8,653,667	116,582,534	5,332,622	71,397,511
Class I	828,907	10,790,367	922,343	11,914,538	1,024,554	14,801,829	1,175,378	15,715,687
Class R1	295,052	3,677,125	190,209	2,304,832	556,703	7,356,418	(27,733)	(390,558)
Class R2	1,195,542	15,086,886	758,138	8,843,456	1,356,341	18,277,517	321,187	3,007,178
Class R3	3,076,920	39,393,263	1,311,404	16,471,413	6,404,114	84,176,859	2,099,168	28,178,139
Class R4	454,437	5,849,411	242,255	3,098,363	1,786,138	23,977,561	1,108,559	14,915,415
Class 529A	1,296,729	16,541,437	816,012	10,227,135	1,253,326	16,931,088	795,043	10,793,820
Class 529B	(257,675)	(3,227,884)	18,724	172,273	(430,648)	(5,723,379)	(76,766)	(1,050,531)
Class 529C	517,467	6,571,843	251,996	3,192,251	332,598	4,409,403	515,359	6,673,131
	39,757,391	$509,334,231	20,554,101	$256,473,045	52,741,502	$712,397,436	29,317,072	$394,363,901

	MFS Growth Allocation Fund				MFS Aggressive Allocation Fund
	Year ended 5/31/12		Year ended 5/31/11		Year ended 5/31/12		Year ended 5/31/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	29,832,767	$416,860,447	24,947,039	$342,484,108	6,526,009	$92,142,034	6,971,799	$96,824,368
Class B	4,631,408	64,007,513	3,953,403	53,620,087	884,596	12,344,277	1,115,766	15,141,169
Class C	7,779,621	107,075,521	6,753,988	91,260,222	1,905,016	26,389,222	2,032,463	27,840,123
Class I	1,615,430	22,952,315	833,766	11,777,748	671,027	9,467,599	526,406	7,348,438
Class R1	617,379	8,306,215	624,505	8,133,559	244,293	3,305,721	446,976	5,870,889
Class R2	2,620,913	36,219,925	3,548,289	46,454,357	1,498,072	20,694,833	2,528,059	32,868,391
Class R3	4,016,414	55,514,541	3,885,906	52,082,412	3,621,278	48,820,612	1,854,596	25,151,018
Class R4	1,164,202	16,475,196	998,867	13,496,762	803,489	11,381,656	1,212,878	16,895,621
Class 529A	2,631,092	36,454,516	2,401,177	32,468,961	1,219,408	16,993,988	1,191,758	16,303,689
Class 529B	357,445	4,873,457	515,124	6,736,740	123,624	1,705,532	141,626	1,880,811
Class 529C	850,540	11,619,434	929,323	12,324,661	343,739	4,658,618	456,950	6,087,542
	56,117,211	$780,359,080	49,391,387	$670,839,617	17,840,551	$247,904,092	18,479,277	$252,212,059

Notes to Financial Statements – continued

	MFS Growth Allocation Fund – continued				MFS Aggressive Allocation Fund – continued
	Year ended 5/31/12		Year ended 5/31/11		Year ended 5/31/12		Year ended 5/31/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	1,985,808	$26,490,525	1,282,204	$17,771,344	432,673	$5,797,815	338,952	$4,813,120
Class B	332,223	4,395,316	286,219	3,926,928	46,047	608,271	50,112	700,560
Class C	424,623	5,592,291	284,519	3,892,217	65,050	856,715	52,943	738,547
Class I	53,412	716,793	33,565	467,892	31,151	422,402	28,530	409,986
Class R1	46,666	601,993	32,363	433,992	12,283	158,933	11,040	151,353
Class R2	246,421	3,225,653	207,509	2,820,043	85,383	1,122,784	78,381	1,092,634
Class R3	255,903	3,388,161	166,970	2,295,838	109,991	1,462,888	58,990	832,348
Class R4	99,737	1,328,494	76,825	1,063,264	77,797	1,042,479	63,185	897,220
Class 529A	196,539	2,604,147	134,867	1,857,113	75,181	1,001,412	62,709	885,443
Class 529B	29,192	382,122	27,078	367,720	3,627	47,439	4,097	56,701
Class 529C	49,647	646,897	36,746	497,169	10,710	139,203	11,914	163,978
	3,720,171	$49,372,392	2,568,865	$35,393,520	949,893	$12,660,341	760,853	$10,741,890

Shares reacquired
Class A	(16,760,716)	$(233,893,534)	(13,661,298)	$(185,071,890)	(5,677,911)	$(80,119,339)	(5,969,431)	$(81,081,024)
Class B	(9,840,628)	(135,297,804)	(7,913,380)	(105,986,860)	(3,085,940)	(42,677,284)	(2,778,262)	(37,332,399)
Class C	(6,169,308)	(84,428,457)	(5,611,073)	(74,360,761)	(2,166,027)	(29,935,271)	(2,081,237)	(27,774,102)
Class I	(813,956)	(11,182,679)	(635,501)	(8,804,980)	(441,953)	(6,347,020)	(572,043)	(8,078,737)
Class R1	(709,129)	(9,665,659)	(783,620)	(10,018,674)	(468,175)	(6,359,256)	(449,208)	(5,898,320)
Class R2	(2,896,370)	(39,534,127)	(3,479,386)	(46,311,131)	(1,807,999)	(24,881,757)	(2,261,164)	(30,355,073)
Class R3	(2,115,688)	(29,601,583)	(3,320,890)	(44,759,282)	(1,192,111)	(16,994,599)	(1,644,639)	(22,443,315)
Class R4	(747,387)	(10,616,696)	(857,400)	(11,611,311)	(888,706)	(12,649,757)	(1,173,831)	(16,094,810)
Class 529A	(1,863,444)	(25,853,611)	(1,504,962)	(20,162,201)	(1,184,322)	(16,619,134)	(1,212,169)	(16,407,266)
Class 529B	(901,550)	(12,236,222)	(777,877)	(10,340,113)	(309,463)	(4,213,237)	(364,842)	(4,799,844)
Class 529C	(748,675)	(10,186,850)	(798,159)	(10,477,209)	(474,774)	(6,474,374)	(419,186)	(5,569,460)
	(43,566,851)	$(602,497,222)	(39,343,546)	$(527,904,412)	(17,697,381)	$(247,271,028)	(18,926,012)	$(255,834,350)

Net change
Class A	15,057,859	$209,457,438	12,567,945	$175,183,562	1,280,771	$17,820,510	1,341,320	$20,556,464
Class B	(4,876,997)	(66,894,975)	(3,673,758)	(48,439,845)	(2,155,297)	(29,724,736)	(1,612,384)	(21,490,670)
Class C	2,034,936	28,239,355	1,427,434	20,791,678	(195,961)	(2,689,334)	4,169	804,568
Class I	854,886	12,486,429	231,830	3,440,660	260,225	3,542,981	(17,107)	(320,313)
Class R1	(45,084)	(757,451)	(126,752)	(1,451,123)	(211,599)	(2,894,602)	8,808	123,922
Class R2	(29,036)	(88,549)	276,412	2,963,269	(224,544)	(3,064,140)	345,276	3,605,952
Class R3	2,156,629	29,301,119	731,986	9,618,968	2,539,158	33,288,901	268,947	3,540,051
Class R4	516,552	7,186,994	218,292	2,948,715	(7,420)	(225,622)	102,232	1,698,031
Class 529A	964,187	13,205,052	1,031,082	14,163,873	110,267	1,376,266	42,298	781,866
Class 529B	(514,913)	(6,980,643)	(235,675)	(3,235,653)	(182,212)	(2,460,266)	(219,119)	(2,862,332)
Class 529C	151,512	2,079,481	167,910	2,344,621	(120,325)	(1,676,553)	49,678	682,060
	16,270,531	$227,234,250	12,616,706	$178,328,725	1,093,063	$13,293,405	314,118	$7,119,599

(6)	Line of Credit

Each fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In

Notes to Financial Statements – continued

addition, each fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended May 31, 2012, each fund’s commitment fee and interest expense were as follows and are included in “Miscellaneous” expense on the Statements of Operations:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Commitment Fee	$9,969	$20,030	$19,222	$7,831
Interest Expense	$—	$—	$—	$—

(7)	Transactions in Underlying Affiliated Funds - Affiliated Issuers

An affiliated issuer may be considered one in which each fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, each fund assumes the following to be affiliated issuers:

	MFS Conservative Allocation Fund
Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount		Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Absolute Return Fund	1,377,674	2,389,140		(6,874)	3,759,940
MFS Commodity Strategy Fund	957,157	1,096,266		(33,389)	2,020,034
MFS Core Growth Fund	4,093,820	397,633		(4,491,453)	—
MFS Diversified Target Return Fund	1,436,051	—		(1,436,051)	—
MFS Emerging Markets Debt Fund	2,700,877	995,234		(41,465)	3,654,646
MFS Global Bond Fund	6,122,525	2,807,275		(157,330)	8,772,470
MFS Global Real Estate Fund	897,241	546,698		(46,845)	1,397,094
MFS Government Securities Fund	12,845,372	5,073,493		(571,765)	17,347,100
MFS Growth Fund	—	2,360,081	(i)	(46,455)	2,313,626
MFS High Income Fund	18,667,259	7,949,191		(129,854)	26,486,596
MFS Inflation-Adjusted Bond Fund	12,359,361	4,462,159		(651,528)	16,169,992
MFS Institutional Money Market Portfolio	47	81,511,204		(81,511,224)	27
MFS International Growth Fund	951,913	598,621		(51,887)	1,498,647
MFS International Value Fund	963,075	500,638		(20,456)	1,443,257
MFS Limited Maturity Fund	21,326,005	8,623,876		(130,052)	29,819,829
MFS Mid Cap Growth Fund	5,245,973	2,620,918		(270,811)	7,596,080
MFS Mid Cap Value Fund	3,620,155	1,823,562		(163,025)	5,280,692
MFS New Discovery Fund	938,654	457,675		(495,143)	901,186
MFS New Discovery Value Fund	68,364	1,932,461		(135,061)	1,865,764
MFS Research Bond Fund	21,049,881	7,917,291		(402,911)	28,564,261
MFS Research Fund	2,927,849	1,241,060		(105,113)	4,063,796
MFS Research International Fund	3,145,700	2,332,927		(155,062)	5,323,565
MFS Value Fund	3,232,758	1,475,739		(106,697)	4,601,800

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions		Dividend Income	Ending Value
MFS Absolute Return Fund	$(1,788)	$940		$562,478	$36,095,423
MFS Commodity Strategy Fund	(39,619)	2,390,044		144,131	17,614,701
MFS Core Growth Fund	18,146	—		—	—
MFS Diversified Target Return Fund	3,419,443	—		—	—
MFS Emerging Markets Debt Fund	(27,017)	146,448		2,506,887	54,088,754
MFS Global Bond Fund	(5,996)	746,666		3,937,846	90,619,611
MFS Global Real Estate Fund	(60,698)	549,279		366,871	17,952,654
MFS Government Securities Fund	37,530	832,252		4,542,055	183,358,852
MFS Growth Fund	16,034	—		—	106,982,044
MFS High Income Fund	(15,685)	—		5,451,980	90,319,291
MFS Inflation-Adjusted Bond Fund	162,294	317,475		6,944,188	184,823,005
MFS Institutional Money Market Portfolio	—	—		507	27
MFS International Growth Fund	(95,331)	—		338,678	35,652,821
MFS International Value Fund	(6,987)	—		499,406	35,749,478
MFS Limited Maturity Fund	(34,964)	—		4,578,912	181,602,758
MFS Mid Cap Growth Fund	(51,174)	—		—	71,099,313

Notes to Financial Statements – continued

	MFS Conservative Allocation Fund – continued
Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions		Dividend Income	Ending Value
MFS Mid Cap Value Fund	(102,043)	—		486,362	71,658,991
MFS New Discovery Fund	6,025,440	2,672,924		—	17,780,397
MFS New Discovery Value Fund	(72,437)	403,655		61,199	18,060,597
MFS Research Bond Fund	(13,100)	—		9,855,995	310,779,160
MFS Research Fund	(50,048)	—		962,093	107,243,576
MFS Research International Fund	(215,486)	—		1,241,723	71,176,067
MFS Value Fund	(127,231)	—		1,729,074	107,267,954
	$8,759,283	$8,059,683		$44,210,385	$1,809,925,474

	MFS Moderate Allocation Fund
Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount		Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Absolute Return Fund	1,215,936	2,506,214		(135,435)	3,586,715
MFS Commodity Strategy Fund	6,072,459	5,332,862		(146,988)	11,258,333
MFS Core Growth Fund	11,508,551	462,710		(11,971,261)	—
MFS Diversified Target Return Fund	1,692,708	—		(1,692,708)	—
MFS Emerging Markets Debt Fund	5,687,042	1,338,835		(157,806)	6,868,071
MFS Global Bond Fund	12,908,622	4,822,347		(1,098,484)	16,632,485
MFS Global Real Estate Fund	3,787,727	1,507,475		(104,599)	5,190,603
MFS Government Securities Fund	27,076,941	8,815,270		(2,851,097)	33,041,114
MFS Growth Fund	—	5,794,869	(i)	(49,035)	5,745,834
MFS High Income Fund	39,279,601	11,450,497		(573,132)	50,156,966
MFS Inflation-Adjusted Bond Fund	13,026,688	3,786,863		(1,443,210)	15,370,341
MFS Institutional Money Market Portfolio	33	179,521,061		(179,473,123)	47,971
MFS International Growth Fund	3,012,343	1,206,595		(83,833)	4,135,105
MFS International New Discovery Fund	1,168,210	427,971		(29,421)	1,566,760
MFS International Value Fund	3,047,080	986,818		(29,218)	4,004,680
MFS Mid Cap Growth Fund	19,360,553	5,747,606		(400,928)	24,707,231
MFS Mid Cap Value Fund	13,358,144	4,097,218		(243,103)	17,212,259
MFS New Discovery Fund	2,969,284	1,060,351		(1,519,602)	2,510,033
MFS New Discovery Value Fund	17,926	5,403,664		(213,675)	5,207,915
MFS Research Bond Fund	31,315,277	9,606,118		(2,511,884)	38,409,511
MFS Research Fund	8,230,783	1,974,457		(101,357)	10,103,883
MFS Research International Fund	9,957,501	4,922,113		(214,494)	14,665,120
MFS Value Fund	9,079,731	2,407,076		(81,037)	11,405,770

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions		Dividend Income	Ending Value
MFS Absolute Return Fund	$(39,070)	$915		$552,245	$34,432,469
MFS Commodity Strategy Fund	(166,613)	13,683,905		825,202	98,172,663
MFS Core Growth Fund	20,432	—		—	—
MFS Diversified Target Return Fund	4,034,615	—		—	—
MFS Emerging Markets Debt Fund	(81,530)	285,770		4,951,241	101,647,456
MFS Global Bond Fund	115,747	1,459,113		7,732,102	171,813,575
MFS Global Real Estate Fund	(145,262)	2,076,787		1,397,962	66,699,251
MFS Government Securities Fund	276,829	1,596,843		8,986,971	349,244,574
MFS Growth Fund	78,249	—		—	265,687,345
MFS High Income Fund	(225,140)	—		10,739,999	171,035,254
MFS Inflation-Adjusted Bond Fund	646,564	310,812		6,825,882	175,682,997
MFS Institutional Money Market Portfolio	—	—		698	47,971
MFS International Growth Fund	(142,403)	—		966,262	98,374,157
MFS International New Discovery Fund	(42,841)	—		412,373	33,089,969
MFS International Value Fund	(4,651)	—		1,437,108	99,195,917
MFS Mid Cap Growth Fund	(85,826)	—		—	231,259,680
MFS Mid Cap Value Fund	(169,108)	—		1,628,383	233,570,350
MFS New Discovery Fund	22,120,245	7,635,947		—	49,522,953

Notes to Financial Statements – continued

	MFS Moderate Allocation Fund – continued
Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions		Dividend Income	Ending Value
MFS New Discovery Value Fund	(97,029)	1,130,055		178,614	50,412,619
MFS Research Bond Fund	19,254	—		13,750,286	417,895,479
MFS Research Fund	(72,346)	—		2,460,805	266,641,461
MFS Research International Fund	(286,588)	—		3,571,388	196,072,656
MFS Value Fund	(142,177)	—		4,515,939	265,868,510
	$25,611,351	$28,180,147		$70,933,460	$3,376,367,306

	MFS Growth Allocation Fund
Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount		Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Absolute Return Fund	1,337,958	2,029,509		(277,870)	3,089,597
MFS Commodity Strategy Fund	8,256,673	4,915,870		(375,533)	12,797,010
MFS Core Growth Fund	16,041,214	216,109		(16,257,323)	—
MFS Diversified Target Return Fund	1,564,423	—		(1,564,423)	—
MFS Emerging Markets Debt Fund	5,766,743	718,364		(560,409)	5,924,698
MFS Emerging Markets Equity Fund	795,748	189,625		(35,968)	949,405
MFS Global Bond Fund	10,497,818	2,536,304		(1,529,784)	11,504,338
MFS Global Real Estate Fund	5,791,781	1,031,464		(166,303)	6,656,942
MFS Growth Fund	—	6,998,787	(i)	(270,103)	6,728,684
MFS High Income Fund	39,768,977	6,494,258		(2,939,928)	43,323,307
MFS Inflation-Adjusted Bond Fund	13,214,032	2,425,898		(2,308,710)	13,331,220
MFS Institutional Money Market Portfolio	13	65,178,964		(65,178,940)	37
MFS International Growth Fund	5,101,725	853,854		(131,563)	5,824,016
MFS International New Discovery Fund	2,374,197	332,812		(53,363)	2,653,646
MFS International Value Fund	5,168,529	611,856		(116,843)	5,663,542
MFS Mid Cap Growth Fund	25,270,251	2,166,751		(379,196)	27,057,806
MFS Mid Cap Value Fund	17,424,650	1,858,064		(432,532)	18,850,182
MFS New Discovery Fund	4,005,798	878,236		(2,026,030)	2,858,004
MFS New Discovery Value Fund	—	6,466,196		(554,807)	5,911,389
MFS Research Bond Fund	7,941,631	1,474,944		(1,106,344)	8,310,231
MFS Research Fund	8,344,145	438,225		(174,049)	8,608,321
MFS Research International Fund	11,808,814	2,859,654		(229,273)	14,439,195
MFS Value Fund	12,630,713	1,049,096		(344,600)	13,335,209

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions		Dividend Income	Ending Value
MFS Absolute Return Fund	$(63,855)	$826		$506,199	$29,660,133
MFS Commodity Strategy Fund	429	16,206,393		977,320	111,589,931
MFS Core Growth Fund	36,863	—		—	—
MFS Diversified Target Return Fund	3,729,536	—		—	—
MFS Emerging Markets Debt Fund	(61,000)	262,454		4,594,224	87,685,525
MFS Emerging Markets Equity Fund	(125,733)	—		200,310	27,542,229
MFS Global Bond Fund	683,522	1,049,067		5,630,333	118,839,813
MFS Global Real Estate Fund	(107,300)	2,757,474		1,886,132	85,541,707
MFS Growth Fund	6,410	—		—	311,134,365
MFS High Income Fund	(902,250)	—		9,963,164	147,732,476
MFS Inflation-Adjusted Bond Fund	1,716,282	283,043		6,258,081	152,375,844
MFS Institutional Money Market Portfolio	—	—		238	37
MFS International Growth Fund	(195,094)	—		1,457,671	138,553,352
MFS International New Discovery Fund	(29,526)	—		750,816	56,045,008
MFS International Value Fund	(32,759)	—		2,153,987	140,285,937
MFS Mid Cap Growth Fund	114,300	—		—	253,261,064
MFS Mid Cap Value Fund	(256,871)	—		1,933,640	255,796,966
MFS New Discovery Fund	32,028,321	9,376,125		—	56,388,427
MFS New Discovery Value Fund	(309,134)	1,289,494		220,430	57,222,243
MFS Research Bond Fund	240,334	—		3,180,056	90,415,312

Notes to Financial Statements – continued

	MFS Growth Allocation Fund – continued
Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions		Dividend Income	Ending Value
MFS Research Fund	(94,827)	—		2,277,551	227,173,601
MFS Research International Fund	(305,224)	—		3,791,481	193,052,037
MFS Value Fund	(541,635)	—		5,872,107	310,843,721
	$35,530,789	$31,224,876		$51,653,740	$2,851,139,728

	MFS Aggressive Growth Allocation Fund
Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount		Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Commodity Strategy Fund	4,309,564	2,391,567		(507,932)	6,193,199
MFS Core Growth Fund	7,960,413	33,039		(7,993,452)	—
MFS Emerging Markets Equity Fund	663,184	141,312		(71,621)	732,875
MFS Global Real Estate Fund	4,064,391	603,833		(372,403)	4,295,821
MFS Growth Fund	—	3,400,254	(i)	(317,799)	3,082,455
MFS Institutional Money Market Portfolio	34	81,291,097		(80,882,866)	408,265
MFS International Growth Fund	3,425,938	453,538		(277,621)	3,601,855
MFS International New Discovery Fund	1,992,592	239,788		(175,977)	2,056,403
MFS International Value Fund	3,477,167	353,521		(314,511)	3,516,177
MFS Mid Cap Growth Fund	11,801,086	782,005		(932,247)	11,650,844
MFS Mid Cap Value Fund	8,142,936	408,810		(426,232)	8,125,514
MFS New Discovery Fund	2,103,774	452,797		(1,174,426)	1,382,145
MFS New Discovery Value Fund	—	3,201,232		(336,302)	2,864,930
MFS Research Fund	3,945,114	130,913		(321,739)	3,754,288
MFS Research International Fund	5,658,850	1,095,928		(383,527)	6,371,251
MFS Value Fund	6,260,723	309,595		(455,174)	6,115,144

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions		Dividend Income	Ending Value
MFS Commodity Strategy Fund	$84,132	$7,976,602		$481,026	$54,004,694
MFS Core Growth Fund	106,454	—		—	—
MFS Emerging Markets Equity Fund	(134,064)	—		157,457	21,260,693
MFS Global Real Estate Fund	(285,309)	1,799,714		1,237,270	55,201,306
MFS Growth Fund	1,011,401	—		—	142,532,700
MFS Institutional Money Market Portfolio	—	—		585	408,265
MFS International Growth Fund	(58,209)	—		919,577	85,688,141
MFS International New Discovery Fund	132,526	—		593,237	43,431,229
MFS International Value Fund	187,001	—		1,358,881	87,095,695
MFS Mid Cap Growth Fund	478,373	—		—	109,051,904
MFS Mid Cap Value Fund	43,264	—		840,318	110,263,221
MFS New Discovery Fund	12,141,280	4,615,868		—	27,269,720
MFS New Discovery Value Fund	(266,814)	624,630		106,007	27,732,521
MFS Research Fund	660,511	—		1,001,864	99,075,673
MFS Research International Fund	(284,842)	—		1,714,775	85,183,627
MFS Value Fund	(688,926)	—		2,791,147	142,544,013
	$13,126,778	$15,016,814		$11,202,144	$1,090,743,402

(i)	The acquisition shares include shares received in the reorganization of MFS Core Growth Fund into MFS Growth Fund on August 26, 2011.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and Shareholders of MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund, and MFS Aggressive Growth Allocation Fund:

We have audited the accompanying statements of assets and liabilities of MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund, and MFS Aggressive Growth Allocation Fund (the Funds) (four of the portfolios comprising MFS Series Trust X), including the portfolios of investments, as of May 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at May 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 17, 2012

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of July 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A

J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A

Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser

Massachusetts Financial Services Company

500 Boylston Street, Boston, MA 02116-3741

Distributor

MFS Fund Distributors, Inc.

500 Boylston Street, Boston, MA 02116-3741

Portfolio Manager

Joseph Flaherty

Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900 Independent Registered Public Accounting Firm Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of each fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how each fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2011 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Website at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The funds will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013. The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds designate the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, the following percentages of each fund’s ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction:

Dividends Received Deductions
MFS Conservative Allocation Fund	8.26%
MFS Moderate Allocation Fund	12.91%
MFS Growth Allocation Fund	20.15%
MFS Aggressive Growth Allocation Fund	34.93%

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses, reports, and proxies directly via e-mailso you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

MFS® Global Bond Fund

ANNUAL REPORT

May 31, 2012

GLB-ANN

MFS® GLOBAL BOND FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

World financial markets remain a venue of uncertainty. The focus has shifted most recently to the eurozone, where policymakers are attempting to develop a plan that will help debt-laden countries and prevent their woes from spreading across the region. Volatility is likely to continue as investors test the resolve of European officials to make the tough decisions needed to solve the crisis.

The U.S. economy is experiencing a period of growth. However, markets have been jittery in reaction to events in Europe and ahead of the U.S. presidential election. Voters in the United States are watching the economy closely and waiting to see if Congress agrees to cut the budget and extend the Bush administration tax cuts. Failure to do so could ultimately send the U.S. economy back into recession.

Amid this global uncertainty, managing risk becomes a top priority for investors and their advisors. At MFS® our global research platform is designed to ensure the smooth functioning of our investment process in all business climates. Through this integrated approach, our investment staff shares ideas and evaluates opportunities across geographies, across both fundamental and quantitative disciplines, and across companies’ entire capital structure. We employ this uniquely collaborative approach to build better insights for our clients.

Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so that the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

We, like our investors, are mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to emphasize the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with investment advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

July 17, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Non-U.S. Government Bonds	51.8%
U.S. Treasury Securities	18.5%
Emerging Markets Bonds	15.8%
High Grade Corporates	2.9%
Commercial Mortgage-Backed Securities	0.7%
Mortgage-Backed Securities	0.5%

Composition including fixed income credit quality (a)(i)
AAA	30.5%
AA	1.8%
A	23.4%
BBB	10.0%
BB	2.8%
U.S. Government	18.5%
Federal Agencies	0.5%
Not Rated	2.7%
Cash & Other	9.8%

Portfolio facts (i)
Average Duration (d)	6.3
Average Effective Maturity (m)	8.8 yrs.

Issuer counry weightings (i)(x)
United States	32.0%
Japan	14.9%
Germany	10.5%
United Kingdom	6.3%
Mexico	5.3%
Italy	5.0%
Canada	2.9%
France	2.7%
Netherlands	2.5%
Other Countries	17.9%

Currency exposure weightings (i)(y)
United States Dollar	45.3%
Japanese Yen	19.2%
Euro	8.8%
British Pound Sterling	6.4%
Russian Ruble	2.1%
Malaysian Ringgit	1.9%
Turkish Lira	1.7%
Canadian Dollar	1.7%
Hungarian Furint	1.7%
Other Countries	11.2%

2

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures, which have not been rated by any rating agency. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 5/31/12.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2012, Class A shares of the MFS Global Bond Fund (the “fund”) provided a total return of 2.34%, at net asset value. This compares with a return of 3.99% for the fund’s benchmark, the JPMorgan Global Government Bond Index (Unhedged).

Market Environment

Prior to the beginning of the reporting period, looser U.S. monetary and fiscal policy fostered a sharp rebound in market risk sentiment. By the beginning of the period, global macroeconomic conditions had begun to weaken and renewed concerns surrounding eurozone sovereign debt arose, causing the recovery in asset valuations to plateau.

During the middle of the reporting period, worries about U.S. sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply and credit spreads widened. At the same time, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows.

Later in the period, however, additional liquidity from the U.S. Federal Reserve (in the form of “Operation Twist”) and the European Central Bank (in the form of 3-year, Longer Term Refinancing Operations, or LTROs), coupled with improved global macroeconomic conditions, ushered in improved market dynamics. At the end of the period, though, weaker global growth data, along with greater perceived risks concerning several core and peripheral eurozone economies, appeared to have renewed a more cautious stance among investors.

Detractors from Performance

During the reporting period, the fund’s greater exposure to the Japanese yen, South African rand, Brazilian real, and Polish zloty detracted from performance relative to the JPMorgan Global Government Bond Index (Unhedged) as all of these currencies depreciated against the U.S. dollar. The fund’s shorter duration (d) stance to the euro yield curve also dampened relative results as rates of the non-crisis countries declined over the reporting period. Overweight U.S. dollar-denominated bonds of Russia and Latin America also detracted from performance, as the yields of these securities did not fall as much as the yield of U.S. treasuries.

Contributors to Performance

The fund’s lesser exposure to the euro aided relative results. The euro depreciated against the U.S. dollar, as continued concerns over Greece’s status in the eurozone weighed on the currency. Positioning along the U.S. yield

4

Management Review – continued

curve (y) also benefited relative performance, particularly a greater exposure to shifts in the intermediate and long portions (centered around maturities of 7 years and beyond) of the U.S. yield curve, as the curve flattened over the reporting period. In the North American region, the fund’s return from yield, which was greater than that of the benchmark, was another positive factor for relative performance. The fund’s relative overweight to sovereign bonds from Sweden, Australia, and the United Kingdom also benefited performance, as did the relative underweight to sovereign debt of Italy and Spain.

Respectfully,

Ward Brown	Matthew Ryan	Erik Weisman
Portfolio Manager	Portfolio Manager	Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type. A normal yield curve is upward-sloping, with short term-rates lower than long term rates.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 5/31/12

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 5/31/12

Average annual without sales charge

Share class	Class inception date	1-yr	Life (t)
A	6/02/10	2.34%	6.55%
B	6/02/10	1.21%	5.50%
C	6/02/10	1.11%	5.50%
I	6/02/10	2.12%	6.55%
R1	6/02/10	1.01%	5.45%
R2	6/02/10	1.62%	6.00%
R3	6/02/10	1.77%	6.25%
R4	6/02/10	2.03%	6.50%
Comparative benchmark
JPMorgan Global Government Bond Index (Unhedged) (f)		3.99%	7.99%
Average annual with sales charge
A With Initial Sales Charge (4.75%)		(2.52)%	3.98%
B With CDSC (Declining over six years from 4% to 0%) (x)		(2.63)%	3.58%
C With CDSC (1% for 12 months) (x)		0.15%	5.50%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

JPMorgan Global Government Bond Index (Unhedged) – measures developed government bond markets around the world.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

7

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown.

Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

December 1, 2011 through May 31, 2012

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2011 through May 31, 2012.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/11	Ending Account Value 5/31/12	Expenses Paid During Period (p) 12/01/11-5/31/12
A	Actual	1.07%	$1,000.00	$1,004.79	$5.36
	Hypothetical (h)	1.07%	$1,000.00	$1,019.65	$5.40
B	Actual	1.82%	$1,000.00	$1,002.89	$9.11
	Hypothetical (h)	1.82%	$1,000.00	$1,015.90	$9.17
C	Actual	1.82%	$1,000.00	$1,001.95	$9.11
	Hypothetical (h)	1.82%	$1,000.00	$1,015.90	$9.17
I	Actual	0.83%	$1,000.00	$1,006.98	$4.16
	Hypothetical (h)	0.83%	$1,000.00	$1,020.85	$4.19
R1	Actual	1.83%	$1,000.00	$1,000.99	$9.15
	Hypothetical (h)	1.83%	$1,000.00	$1,015.85	$9.22
R2	Actual	1.33%	$1,000.00	$1,003.53	$6.66
	Hypothetical (h)	1.33%	$1,000.00	$1,018.35	$6.71
R3	Actual	1.08%	$1,000.00	$1,004.77	$5.41
	Hypothetical (h)	1.08%	$1,000.00	$1,019.60	$5.45
R4	Actual	0.83%	$1,000.00	$1,006.01	$4.16
	Hypothetical (h)	0.83%	$1,000.00	$1,020.85	$4.19

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the six month period, the annualized expense ratios would have been 1.09%, 1.85%, 1.85%, 0.85%, 1.85%, 1.35%, 1.10%, and 0.85% for Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4; the actual expenses paid during the period would have been approximately $5.46, $9.26, $9.26, $4.26, $9.25, $6.76, $5.51, and $4.26 for Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4; and the hypothetical expenses paid during the period would have been approximately $5.50, $9.32, $9.32, $4.29, $9.32, $6.81,$5.55, and $4.29. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

10

PORTFOLIO OF INVESTMENTS

5/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 89.1%
Issuer	Shares/Par	Value ($)

Asset-Backed & Securitized - 0.7%
Commercial Mortgage Pass-Through Certificates, “A3”, 5.293%, 2049	$870,221	$917,941
Commercial Mortgage Pass-Through Certificates, “A4”, 5.306%, 2046	870,221	971,321
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.817%, 2049	1,111,221	1,189,767

		$3,079,029
Cable TV - 0.5%
DIRECTV Holdings LLC, 5.2%, 2020	$750,000	$833,960
Time Warner Cable, Inc., 5%, 2020	1,110,000	1,243,867

		$2,077,827
Chemicals - 0.2%
Dow Chemical Co., 8.55%, 2019	$590,000	$780,388

Emerging Market Quasi-Sovereign - 4.5%
Banco do Brasil S.A., 5.875%, 2022 (n)	$705,000	$701,475
Banco do Estado Rio Grande do Sul S.A., 7.375%, 2022 (n)	957,000	976,627
Centrais Eletricas Brasileiras S.A., 5.75%, 2021 (n)	1,109,000	1,178,313
CEZ A.S., 4.25%, 2022 (n)	627,000	631,778
CNOOC Finance (2012) Ltd., 3.875%, 2022 (n)	481,000	488,716
CNOOC Finance (2012) Ltd., 5%, 2042 (n)	201,000	211,724
CNPC (HK) Overseas Capital Ltd., 4.5%, 2021 (n)	526,000	561,448
CNPC General Capital Ltd., 3.95%, 2022 (n)	200,000	203,599
Comision Federal de Electricidad, 5.75%, 2042 (n)	770,000	781,550
Corporacion Nacional del Cobre de Chile, 3.75%, 2020 (n)	384,000	400,039
Ecopetrol S.A., 7.625%, 2019	943,000	1,164,605
Empresa Nacional del Petroleo, 5.25%, 2020 (n)	115,000	122,624
Gaz Capital S.A., 5.999%, 2021 (n)	2,177,000	2,273,877
Pertamina PT, 4.875%, 2022 (n)	320,000	307,200
Pertamina PT, 6%, 2042 (n)	376,000	352,500
Petrobras International Finance Co., 5.375%, 2021	1,664,000	1,775,817
Petroleos Mexicanos, 5.5%, 2021	1,075,000	1,182,500
Petroleos Mexicanos, 4.875%, 2022 (n)	455,000	477,750
Petroleos Mexicanos, 6.5%, 2041	128,000	143,680
Petroleos Mexicanos, 6.5%, 2041 (n)	101,000	113,373
PT Perusahaan Listrik Negara, 5.5%, 2021 (n)	1,127,000	1,110,095
Sberbank of Russia, 6.125%, 2022 (n)	200,000	204,878
Sinopec Group Overseas Development (2012) Ltd., 2.75%, 2017 (z)	2,296,000	2,331,129

11

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Emerging Market Quasi-Sovereign - continued
Sinopec Group Overseas Development (2012) Ltd., 3.9%, 2022 (z)		$342,000	$348,216
Turkiye Ihracat Kredi Bankasi A.S., 5.375%, 2016		977,000	974,558
Turkiye Vakiflar Bankasi T.A.O., 5.75%, 2017 (n)		237,000	234,187

			$19,252,258
Emerging Market Sovereign - 9.6%
Deutsche Bank AG, CLN, 7.15%, 2013 (n)	RUB	137,650,000	$4,137,130
Republic of Guatemala, 5.75%, 2022 (z)		$228,000	226,290
Republic of Hungary, 6.375%, 2021		122,000	111,325
Republic of Lithuania, 6.625%, 2022 (n)		937,000	1,016,645
Republic of Peru, 6.95%, 2031 (z)	PEN	5,350,000	2,162,329
Republic of Poland, 5%, 2022		$797,000	833,662
Republic of Romania, 6.75%, 2022		664,000	665,295
Republic of Slovakia, 4.375%, 2022 (z)		1,712,000	1,634,960
Republic of Turkey, 0%, 2012	TRY	7,819,000	4,115,652
Republic of Turkey, 10%, 2013	TRY	3,440,000	1,846,965
Republic of Turkey, 6.25%, 2022		$1,119,000	1,197,330
Russian Federation, 5%, 2020		2,200,000	2,332,000
Russian Federation, 4.5%, 2022 (n)		200,000	203,800
Russian Federation, 5.625%, 2042 (n)		1,000,000	1,034,050
United Mexican States, 0%, 2012	MXN	105,261,600	7,256,714
United Mexican States, 8%, 2015	MXN	26,140,000	2,001,708
United Mexican States, 7.25%, 2016	MXN	42,080,000	3,182,720
United Mexican States, 7.75%, 2017	MXN	65,000,000	5,070,405
United Mexican States, 3.625%, 2022		$1,866,000	1,921,980

			$40,950,960
Energy - Independent - 0.0%
Apache Corp., 4.75%, 2043		$118,000	$129,350

Energy - Integrated - 0.3%
Pacific Rubiales Energy Corp., 7.25%, 2021		$1,289,000	$1,379,230

Food & Beverages - 0.3%
Anheuser-Busch InBev S.A., 5.375%, 2020		$800,000	$963,407
Kraft Foods, Inc., 6.125%, 2018		410,000	488,630

			$1,452,037
International Market Quasi-Sovereign - 0.1%
Eksportfinans A.S.A., 1.875%, 2013		$222,000	$217,553

12

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
International Market Sovereign - 51.0%
Federal Republic of Germany, 3.75%, 2013	EUR	11,001,000	$14,150,559
Federal Republic of Germany, 3.75%, 2015	EUR	10,457,000	14,167,657
Federal Republic of Germany, 4.25%, 2018	EUR	1,446,000	2,180,140
Federal Republic of Germany, 3.25%, 2021	EUR	6,003,000	8,841,924
Federal Republic of Germany, 6.25%, 2030	EUR	2,006,000	4,122,449
Government of Australia, 5.75%, 2021	AUD	6,778,000	8,119,692
Government of Canada, 4.5%, 2015	CAD	6,248,000	6,642,474
Government of Canada, 4.25%, 2018	CAD	308,000	346,793
Government of Canada, 3.25%, 2021	CAD	2,384,000	2,614,102
Government of Canada, 5.75%, 2033	CAD	1,780,000	2,718,436
Government of Japan, 1.7%, 2017	JPY	915,600,000	12,513,913
Government of Japan, 1.1%, 2020	JPY	1,391,800,000	18,464,724
Government of Japan, 2.1%, 2024	JPY	1,087,750,000	15,490,318
Government of Japan, 2.2%, 2027	JPY	611,500,000	8,696,925
Government of Japan, 2.4%, 2037	JPY	537,550,000	7,764,607
Government of New Zealand, 6%, 2021	NZD	1,779,000	1,617,607
Kingdom of Belgium, 4.25%, 2021	EUR	3,635,000	4,970,933
Kingdom of Denmark, 3%, 2021	DKK	21,515,000	4,204,977
Kingdom of Norway, 3.75%, 2021	NOK	11,868,000	2,246,708
Kingdom of Sweden, 5%, 2020	SEK	40,445,000	7,260,113
Kingdom of the Netherlands, 3.75%, 2014	EUR	5,344,000	7,088,908
Kingdom of the Netherlands, 3.5%, 2020	EUR	360,000	517,195
Kingdom of the Netherlands, 5.5%, 2028	EUR	837,000	1,526,448
Republic of France, 6%, 2025	EUR	2,012,000	3,387,938
Republic of France, 4.75%, 2035	EUR	5,027,000	7,931,706
Republic of Iceland, 4.875%, 2016		$1,045,000	1,056,876
Republic of Iceland, 4.875%, 2016 (n)		1,007,000	1,018,445
Republic of Italy, 4.25%, 2015	EUR	2,229,000	2,725,956
Republic of Italy, 5.25%, 2017	EUR	13,090,000	16,023,668
Republic of Italy, 3.75%, 2021	EUR	2,183,000	2,350,792
United Kingdom Treasury, 5%, 2018	GBP	1,554,000	2,960,706
United Kingdom Treasury, 8%, 2021	GBP	3,066,000	7,380,571
United Kingdom Treasury, 4.25%, 2027	GBP	4,316,000	8,401,048
United Kingdom Treasury, 4.25%, 2036	GBP	3,930,000	7,563,271

			$217,068,579
Major Banks - 1.2%
ABN AMRO Bank N.V., FRN, 2.236%, 2014 (n)		$1,300,000	$1,293,249
Bank of America Corp., 7.625%, 2019		1,000,000	1,143,095
DBS Bank Ltd., 3.625% to 2017, FRN to 2022 (n)		392,000	386,973
JPMorgan Chase & Co., 4.5%, 2022		970,000	1,034,812
Morgan Stanley, 4.75%, 2017		1,020,000	980,982

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Major Banks - continued
PNC Financial Services Group, Inc., 5.125%, 2020	$250,000	$288,391

		$5,127,502
Metals & Mining - 0.9%
Gold Fields Orogen Holding Ltd., 4.875%, 2020 (n)	$1,000,000	$946,416
Southern Copper Corp., 7.5%, 2035	1,021,000	1,153,246
Vale Overseas Ltd., 4.375%, 2022	1,732,000	1,731,262

		$3,830,924
Mortgage-Backed - 0.5%
Fannie Mae, 2.578%, 2018	$1,000,000	$1,047,767
Freddie Mac, 3.882%, 2017	766,027	848,509

		$1,896,276
Other Banks & Diversified Financials - 0.2%
Citigroup, Inc., 6.125%, 2018	$750,000	$816,186

Real Estate - 0.3%
Simon Property Group, Inc., REIT, 5.65%, 2020	$890,000	$1,048,883

Telephone Services - 0.2%
Oi S.A., 5.75%, 2022 (n)	$831,000	$812,303

Tobacco - 0.2%
Altria Group, Inc., 9.7%, 2018	$745,000	$1,024,407

U.S. Treasury Obligations - 18.4%
U.S. Treasury Bonds, 6.875%, 2025	$1,639,000	$2,590,900
U.S. Treasury Bonds, 5.25%, 2029	3,062,000	4,388,706
U.S. Treasury Bonds, 4.5%, 2039	8,822,000	12,175,736
U.S. Treasury Notes, 1.375%, 2013	18,347,000	18,484,603
U.S. Treasury Notes, 4.125%, 2015	16,764,000	18,606,732
U.S. Treasury Notes, 4.75%, 2017	5,243,000	6,325,596
U.S. Treasury Notes, 3.5%, 2020	13,324,000	15,664,028

		$78,236,301
Total Bonds (Identified Cost, $372,740,234)		$379,179,993

14

Portfolio of Investments – continued

Money Market Funds - 8.0%
Issuer	Shares/Par	Value ($)

MFS Institutional Money Market Portfolio, 0.13%, at Cost and Net Asset Value (v)	33,952,875	$33,952,875
Total Investments (Identified Cost, $406,693,109)		$413,132,868

Other Assets, Less Liabilities - 2.9%		12,328,607
Net Assets - 100.0%		$425,461,475

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $22,180,764, representing 5.2% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Republic of Guatemala, 5.75%, 2022	5/29/2012	$225,868	$226,290
Republic of Peru, 6.95%, 2031	1/25/2012	2,006,583	2,162,329
Republic of Slovakia, 4.375%, 2022	5/10/2012	1,696,321	1,634,960
Sinopec Group Overseas Development (2012) Ltd., 2.75%, 2017	5/10/2012	2,289,552	2,331,129
Sinopec Group Overseas Development (2012) Ltd., 3.9%, 2022	5/10/2012	340,967	348,216
Total Restricted Securities			$6,702,924
% of Net assets			1.6%

The following abbreviations are used in this report and are defined:

CLN	Credit-Linked Note
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint

15

Portfolio of Investments – continued

IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	Turkish Lira
ZAR	South African Rand

Derivative Contracts at 5/31/12

Forward Foreign Currency Exchange Contracts at 5/31/12

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	AUD	Barclays Bank PLC	319,000	7/13/12	$326,666	$309,597	$17,069
SELL	AUD	Citibank N.A.	1,047,000	7/13/12	1,059,387	1,016,139	43,248
SELL	AUD	Credit Suisse Group	139,000	7/13/12	142,552	134,903	7,649
SELL	AUD	JPMorgan Chase Bank N.A.	44,000	7/13/12	45,183	42,703	2,480
SELL	AUD	UBS AG	827,073	7/13/12	842,592	802,695	39,897
SELL	AUD	Westpac Banking Corp.	3,032,096	7/13/12	3,088,477	2,942,723	145,754
BUY	BRL	Barclays Bank PLC	2,084,000	6/04/12	1,030,510	1,033,294	2,784
BUY	BRL	Credit Suisse Group	7,000,000	6/04/12	3,461,405	3,470,759	9,354
BUY	BRL	JPMorgan Chase Bank N.A.	10,266,000	6/04/12	5,055,462	5,090,116	34,654
BUY	BRL	UBS AG	4,204,000	6/04/12	2,078,821	2,084,439	5,618
SELL	BRL	Barclays Bank PLC	2,414,000	6/04/12	1,236,562	1,196,916	39,646
SELL	BRL	Credit Suisse Group	7,000,000	6/04/12	3,503,504	3,470,759	32,745
SELL	BRL	JPMorgan Chase Bank N.A.	10,266,000	6/04/12	5,275,634	5,090,116	185,518
SELL	BRL	UBS AG	470,000	6/04/12	242,456	233,037	9,419
SELL	CAD	Barclays Bank PLC	253,000	7/13/12	255,491	244,735	10,756
SELL	CAD	Goldman Sachs International	175,429	7/13/12	174,905	169,698	5,207
SELL	CAD	Merrill Lynch International Bank	5,102,939	7/13/12	5,090,467	4,936,245	154,222
SELL	DKK	Barclays Bank PLC	4,608,843	7/13/12	777,633	767,441	10,192
SELL	DKK	Credit Suisse Group	9,216,177	7/13/12	1,536,819	1,534,631	2,188
SELL	EUR	Barclays Bank PLC	2,440,383	6/22/12-7/13/12	3,188,814	3,018,177	170,637
SELL	EUR	Deutsche Bank AG	3,114,000	7/13/12	4,043,753	3,851,327	192,426

16

Portfolio of Investments – continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
SELL	EUR	Goldman Sachs International	1,657,000	7/13/12	$2,115,296	$2,049,341	$65,955
SELL	EUR	JPMorgan Chase Bank N.A.	56,528,520	7/13/12	73,909,908	69,913,228	3,996,680
SELL	GBP	Barclays Bank PLC	175,000	7/13/12	274,045	269,659	4,386
SELL	GBP	Citibank N.A.	795,502	7/13/12	1,257,557	1,225,795	31,762
BUY	IDR	JPMorgan Chase Bank N.A.	35,482,103,000	7/11/12	3,619,884	3,758,513	138,629
BUY	JPY	Barclays Bank PLC	129,907,000	7/13/12	1,615,581	1,658,527	42,946
BUY	JPY	Citibank N.A.	102,308,839	7/13/12	1,263,456	1,306,180	42,724
BUY	JPY	Credit Suisse Group	1,504,692,471	7/13/12	18,608,153	19,210,457	602,304
BUY	JPY	JPMorgan Chase Bank N.A.	90,886,000	7/13/12	1,142,854	1,160,344	17,490
SELL	MXN	Citibank N.A.	14,236,000	6/22/12	1,048,886	989,996	58,890
SELL	MXN	JPMorgan Chase Bank N.A.	155,829,124	6/22/12	11,230,811	10,836,622	394,189
SELL	MXN	UBS AG	51,885,000	6/22/12	3,790,138	3,608,171	181,967
SELL	NOK	Barclays Bank PLC	11,178,503	7/12/12	1,916,073	1,825,314	90,759
SELL	NOK	Deutsche Bank AG	349,000	7/13/12	59,607	56,985	2,622
SELL	NOK	Goldman Sachs International	2,368,998	7/13/12	393,181	386,813	6,368
SELL	NZD	Citibank N.A.	2,148,078	7/13/12	1,616,379	1,614,595	1,784
SELL	PLN	Citibank N.A.	17,367,000	7/12/12	5,254,138	4,874,426	379,712
SELL	PLN	JPMorgan Chase Bank N.A.	6,989,000	7/12/12	2,116,276	1,961,615	154,661
BUY	RUB	JPMorgan Chase Bank N.A.	104,208,000	6/20/12	3,101,429	3,112,836	11,407
SELL	RUB	Barclays Bank PLC	88,898,000	6/01/12	2,988,167	2,663,610	324,557
SELL	RUB	Goldman Sachs International	127,754,000	6/01/12	3,879,362	3,827,835	51,527

17

Portfolio of Investments – continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
SELL	RUB	JPMorgan Chase Bank N.A.	148,374,813	6/04/12-6/20/12	$4,714,129	$4,437,737	$276,392
SELL	SEK	Barclays Bank PLC	665,000	7/13/12	98,117	91,399	6,718
SELL	SEK	Citibank N.A.	10,140,011	7/13/12	1,412,611	1,393,660	18,951
SELL	SEK	Credit Suisse Group	30,429,247	7/13/12	4,457,462	4,182,247	275,215
SELL	SEK	Deutsche Bank AG	312,000	7/13/12	45,800	42,882	2,918
SELL	TRY	Credit Suisse Group	437,000	7/09/12	239,623	232,284	7,339
SELL	TRY	JPMorgan Chase Bank N.A.	14,893,179	6/07/12-7/09/12	8,193,600	7,947,609	245,991
SELL	ZAR	Deutsche Bank AG	3,516,000	6/12/12	420,918	413,631	7,287
SELL	ZAR	JPMorgan Chase Bank N.A.	3,486,000	6/12/12	417,130	410,101	7,029
SELL	ZAR	UBS AG	10,162,000	6/22/12	1,203,608	1,193,637	9,971

							$8,580,593

Liability Derivatives
BUY	BRL	Barclays Bank PLC	330,000	6/04/12	$178,427	$163,621	$(14,806)
BUY	BRL	Credit Suisse Group	7,000,000	8/02/12	3,465,175	3,429,639	(35,536)
BUY	BRL	Deutsche Bank AG	20,206,000	6/04/12	10,871,624	10,018,593	(853,031)
SELL	BRL	Deutsche Bank AG	20,206,000	6/04/12	9,991,594	10,018,593	(26,999)
SELL	BRL	UBS AG	3,734,000	6/04/12	1,812,755	1,851,402	(38,647)
BUY	COP	Deutsche Bank AG	10,855,860,000	6/27/12-6/28/12	6,051,387	5,919,245	(132,142)
BUY	COP	JPMorgan Chase Bank N.A.	2,392,372,000	8/06/12	1,350,097	1,297,391	(52,706)
SELL	COP	JPMorgan Chase Bank N.A.	3,838,434,000	6/25/12	2,088,375	2,093,658	(5,283)
BUY	CZK	UBS AG	21,370,000	7/13/12	1,127,427	1,027,272	(100,155)
BUY	DKK	Goldman Sachs International	3,018,624	7/13/12	530,560	502,646	(27,914)

18

Portfolio of Investments – continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
BUY	EUR	Barclays Bank PLC	2,694,328	7/13/12	$3,538,684	$3,332,285	$(206,399)
BUY	EUR	Citibank N.A.	11,011,476	7/13/12	14,377,999	13,618,751	(759,248)
BUY	EUR	Credit Suisse Group	2,203,116	7/13/12	2,851,103	2,724,765	(126,338)
BUY	EUR	Deutsche Bank AG	3,696,000	7/13/12	4,902,005	4,571,131	(330,874)
BUY	GBP	Barclays Bank PLC	635,001	7/13/12	1,006,451	978,478	(27,973)
BUY	GBP	Deutsche Bank AG	635,001	7/13/12	1,006,267	978,478	(27,789)
BUY	HUF	Barclays Bank PLC	1,274,598,000	6/22/12	5,670,465	5,228,474	(441,991)
BUY	HUF	Citibank N.A.	229,716,000	6/22/12	1,042,198	942,308	(99,890)
BUY	HUF	UBS AG	238,466,000	6/22/12	1,081,743	978,201	(103,542)
BUY	IDR	JPMorgan Chase Bank N.A.	35,482,103,000	6/04/12	3,858,848	3,774,692	(84,156)
SELL	IDR	JPMorgan Chase Bank N.A.	35,482,103,000	6/04/12	3,671,195	3,774,692	(103,497)
SELL	JPY	Barclays Bank PLC	222,461,000	6/22/12-7/13/12	2,729,441	2,839,827	(110,386)
SELL	JPY	JPMorgan Chase Bank N.A.	163,568,000	7/13/12	2,004,048	2,088,278	(84,230)
BUY	MXN	Citibank N.A.	60,740,130	6/22/12	4,406,341	4,223,972	(182,369)
BUY	MYR	JPMorgan Chase Bank N.A.	25,228,357	6/19/12	8,221,991	7,945,938	(276,053)
BUY	PLN	JPMorgan Chase Bank N.A.	34,376,000	7/12/12	10,752,916	9,648,372	(1,104,544)
BUY	PLN	UBS AG	6,547,920	7/12/12	1,992,467	1,837,816	(154,651)
BUY	RUB	Barclays Bank PLC	88,898,000	6/01/12	2,777,195	2,663,610	(113,585)
BUY	RUB	Deutsche Bank AG	38,327,093	6/20/12	1,289,498	1,144,883	(144,615)
BUY	RUB	Goldman Sachs International	127,754,000	6/01/12	4,326,365	3,827,835	(498,530)
BUY	RUB	JPMorgan Chase Bank N.A.	166,295,358	6/04/12-6/20/12	5,176,490	4,973,048	(203,442)

19

Portfolio of Investments – continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
BUY	SGD	Deutsche Bank AG	8,713,000	7/13/12	$6,906,308	$6,762,053	$(144,255)
BUY	THB	JPMorgan Chase Bank N.A.	60,091,000	7/31/12	1,936,545	1,884,011	(52,534)
BUY	TRY	Citibank N.A.	2,758,000	7/09/12	1,549,853	1,465,996	(83,857)
BUY	TRY	Credit Suisse Group	11,901,572	6/07/12	6,487,812	6,377,461	(110,351)
BUY	TRY	JPMorgan Chase Bank N.A.	2,390,000	6/07/12	1,351,925	1,280,682	(71,243)
BUY	TRY	UBS AG	713,000	6/07/12	403,322	382,061	(21,261)
BUY	ZAR	Citibank N.A.	18,813,977	7/13/12	2,234,650	2,202,740	(31,910)
BUY	ZAR	Deutsche Bank AG	5,420,000	6/12/12	656,254	637,622	(18,632)
BUY	ZAR	Goldman Sachs International	26,424,173	7/13/12	3,156,293	3,093,741	(62,552)
BUY	ZAR	JPMorgan Chase Bank N.A.	7,788,000	6/12/12	942,351	916,199	(26,152)
BUY	ZAR	UBS AG	4,581,000	6/12/12	554,788	538,920	(15,868)

							$(7,109,936)

At May 31, 2012, the fund had cash collateral of $1,580,000 to cover any commitments for certain derivative contracts. Cash collateral includes “Restricted cash” on the Statement of Assets and Liabilities.

See Notes to Financial Statements

20

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/12

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $372,740,234)	$379,179,993
Underlying affiliated funds, at cost and value	33,952,875
Total investments, at value (identified cost, $406,693,109)	$413,132,868
Cash	7,253,971
Restricted cash	1,580,000
Receivables for
Forward foreign currency exchange contracts	8,580,593
Investments sold	31,993,447
Fund shares sold	329,060
Interest and dividends	4,663,395
Other assets	2,083
Total assets	$467,535,417
Liabilities
Payables for
Distributions	$3,814
Forward foreign currency exchange contracts	7,109,936
Investments purchased	33,855,508
Fund shares reacquired	955,210
Payable to affiliates
Investment adviser	14,284
Shareholder servicing costs	51,678
Distribution and service fees	447
Payable for independent Trustees’ compensation	23
Accrued expenses and other liabilities	83,042
Total liabilities	$42,073,942
Net assets	$425,461,475
Net assets consist of
Paid-in capital	$422,209,406
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	7,728,399
Accumulated distributions in excess of net realized gain on investments and foreign currency	(2,839,946)
Accumulated distributions in excess of net investment income	(1,636,384)
Net assets	$425,461,475
Shares of beneficial interest outstanding	41,193,521

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$16,178,294	1,558,280	$10.38
Class B	2,169,170	210,273	10.32
Class C	1,803,705	174,762	10.32
Class I	404,823,721	39,203,058	10.33
Class R1	111,322	10,792	10.31
Class R2	113,794	11,027	10.32
Class R3	148,018	14,340	10.32
Class R4	113,451	10,989	10.32

Shares outstanding are rounded for presentation purposes.

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $10.90 [100 / 95.25 x $10.38]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, and R4.

See Notes to Financial Statements

21

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/12

This statement describes how much your fund earned in investment income and accrued in expenses.

It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$9,912,880
Dividends from underlying affiliated funds	33,819
Foreign taxes withheld	(8,874)
Total investment income	$9,937,825
Expenses
Management fee	$2,232,221
Distribution and service fees	57,129
Shareholder servicing costs	233,769
Administrative services fee	65,356
Independent Trustees’ compensation	11,069
Custodian fee	83,351
Shareholder communications	18,560
Audit and tax fees	46,360
Legal fees	12,558
Miscellaneous	145,696
Total expenses	$2,906,069
Fees paid indirectly	(440)
Reduction of expenses by investment adviser	(1,453)
Net expenses	$2,904,176
Net investment income	$7,033,649
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$10,398,787
Foreign currency	702,372
Net realized gain (loss) on investments and foreign currency	$11,101,159
Change in unrealized appreciation (depreciation)
Investments	$(10,828,300)
Translation of assets and liabilities in foreign currencies	(481,079)
Net unrealized gain (loss) on investments and foreign currency translation	$(11,309,379)
Net realized and unrealized gain (loss) on investments and foreign currency	$(208,220)
Change in net assets from operations	$6,825,429

See Notes to Financial Statements

22

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended 5/31/12	Period ended 5/31/11 (c)
Change in net assets
From operations
Net investment income	$7,033,649	$5,967,012
Net realized gain (loss) on investments and foreign currency	11,101,159	3,718,144
Net unrealized gain (loss) on investments and foreign currency translation	(11,309,379)	19,037,778
Change in net assets from operations	$6,825,429	$28,722,934
Distributions declared to shareholders
From net investment income	$(19,084,780)	$(8,283,960)
From net realized gain on investments	(3,605,307)	(919,304)
Total distributions declared to shareholders	$(22,690,087)	$(9,203,264)
Change in net assets from fund share transactions	$100,815,662	$320,990,801
Total change in net assets	$84,951,004	$340,510,471
Net assets
At beginning of period	340,510,471	—
At end of period (including accumulated distributions in excess of net investment income of $1,636,384 and undistributed net investment income of $3,572,404, respectively)	$425,461,475	$340,510,471

(c)	For the period from the commencement of the fund’s investment operations, June 2, 2010 through the stated period end.

See Notes to Financial Statements

23

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended	Period ended
	5/31/12	5/31/11 (c)
Net asset value, beginning of period	$10.77	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	0.09 (g)	0.88
Total from investment operations	$0.25	$1.08
Less distributions declared to shareholders
From net investment income	$(0.53)	$(0.28)
From net realized gain on investments	(0.11)	(0.03)
Total distributions declared to shareholders	$(0.64)	$(0.31)
Net asset value, end of period (x)	$10.38	$10.77
Total return (%) (r)(s)(t)(x)	2.34	10.91	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	0.97	(a)
Expenses after expense reductions (f)	1.02	0.96	(a)
Net investment income	1.54	1.93	(a)
Portfolio turnover	98	76
Net assets at end of period (000 omitted)	$16,178	$2,244

See Notes to Financial Statements

24

Financial Highlights – continued

Class B	Year ended	Period ended
	5/31/12	5/31/11 (c)
Net asset value, beginning of period	$10.75	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	0.04 (g)	0.86
Total from investment operations	$0.13	$0.98
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.20)
From net realized gain on investments	(0.11)	(0.03)
Total distributions declared to shareholders	$(0.56)	$(0.23)
Net asset value, end of period (x)	$10.32	$10.75
Total return (%) (r)(s)(t)(x)	1.21	9.95	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.78	1.72	(a)
Expenses after expense reductions (f)	1.78	1.72	(a)
Net investment income	0.83	1.16	(a)
Portfolio turnover	98	76
Net assets at end of period (000 omitted)	$2,169	$621

Class C	Year ended	Period ended
	5/31/12	5/31/11 (c)
Net asset value, beginning of period	$10.76	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	0.03 (g)	0.87
Total from investment operations	$0.12	$0.99
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.20)
From net realized gain on investments	(0.11)	(0.03)
Total distributions declared to shareholders	$(0.56)	$(0.23)
Net asset value, end of period (x)	$10.32	$10.76
Total return (%) (r)(s)(t)(x)	1.11	10.06	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.77	1.72	(a)
Expenses after expense reductions (f)	1.77	1.72	(a)
Net investment income	0.86	1.17	(a)
Portfolio turnover	98	76
Net assets at end of period (000 omitted)	$1,804	$718

See Notes to Financial Statements

25

Financial Highlights – continued

Class I	Year ended	Period ended
	5/31/12	5/31/11 (c)
Net asset value, beginning of period	$10.77	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	0.03 (g)	0.87
Total from investment operations	$0.23	$1.10
Less distributions declared to shareholders
From net investment income	$(0.56)	$(0.30)
From net realized gain on investments	(0.11)	(0.03)
Total distributions declared to shareholders	$(0.67)	$(0.33)
Net asset value, end of period (x)	$10.33	$10.77
Total return (%) (r)(s)(x)	2.12	11.16	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	0.72	(a)
Expenses after expense reductions (f)	0.77	0.72	(a)
Net investment income	1.91	2.14	(a)
Portfolio turnover	98	76
Net assets at end of period (000 omitted)	$404,824	$336,485

Class R1	Year ended	Period ended
	5/31/12	5/31/11 (c)
Net asset value, beginning of period	$10.76	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	0.01 (g)	0.87
Total from investment operations	$0.11	$0.99
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.20)
From net realized gain on investments	(0.11)	(0.03)
Total distributions declared to shareholders	$(0.56)	$(0.23)
Net asset value, end of period (x)	$10.31	$10.76
Total return (%) (r)(s)(x)	1.01	10.06	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.77	1.73	(a)
Expenses after expense reductions (f)	1.77	1.73	(a)
Net investment income	0.92	1.10	(a)
Portfolio turnover	98	76
Net assets at end of period (000 omitted)	$111	$110

See Notes to Financial Statements

26

Financial Highlights – continued

Class R2	Year ended	Period ended
	5/31/12	5/31/11 (c)
Net asset value, beginning of period	$10.76	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	0.03 (g)	0.87
Total from investment operations	$0.18	$1.04
Less distributions declared to shareholders
From net investment income	$(0.51)	$(0.25)
From net realized gain on investments	(0.11)	(0.03)
Total distributions declared to shareholders	$(0.62)	$(0.28)
Net asset value, end of period (x)	$10.32	$10.76
Total return (%) (r)(s)(x)	1.62	10.55	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.26	1.23	(a)
Expenses after expense reductions (f)	1.26	1.23	(a)
Net investment income	1.42	1.60	(a)
Portfolio turnover	98	76
Net assets at end of period (000 omitted)	$114	$111

Class R3	Year ended	Period ended
	5/31/12	5/31/11 (c)
Net asset value, beginning of period	$10.77	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	0.01 (g)	0.88
Total from investment operations	$0.19	$1.08
Less distributions declared to shareholders
From net investment income	$(0.53)	$(0.28)
From net realized gain on investments	(0.11)	(0.03)
Total distributions declared to shareholders	$(0.64)	$(0.31)
Net asset value, end of period (x)	$10.32	$10.77
Total return (%) (r)(s)(x)	1.77	10.91	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	0.98	(a)
Expenses after expense reductions (f)	1.02	0.98	(a)
Net investment income	1.66	1.85	(a)
Portfolio turnover	98	76
Net assets at end of period (000 omitted)	$148	$111

See Notes to Financial Statements

27

Financial Highlights – continued

Class R4	Year ended	Period ended
	5/31/12	5/31/11 (c)
Net asset value, beginning of period	$10.77	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	0.01 (g)	0.88
Total from investment operations	$0.22	$1.10
Less distributions declared to shareholders
From net investment income	$(0.56)	$(0.30)
From net realized gain on investments	(0.11)	(0.03)
Total distributions declared to shareholders	$(0.67)	$(0.33)
Net asset value, end of period (x)	$10.32	$10.77
Total return (%) (r)(s)(x)	2.03	11.16	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.76	0.73	(a)
Expenses after expense reductions (f)	0.76	0.73	(a)
Net investment income	1.92	2.10	(a)
Portfolio turnover	98	76
Net assets at end of period (000 omitted)	$113	$111

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, June 2, 2010, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

28

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Bond Fund (the fund) is a series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

The fund may invest between 25% and 35% of its total assets in the securities of issuers in any particular industry if, at the time of investment, that industry represents 20% or more of the global bond market, as a whole, as measured by an index determined by MFS to be an appropriate measure of the global bond market. At May 31, 2012, the fund did not have more than 25% of its assets invested in any one industry.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

29

Notes to Financial Statements – continued

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services

30

Notes to Financial Statements – continued

or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of May 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$78,236,301	$—	$78,236,301
Non-U.S. Sovereign Debt	—	273,352,220	—	273,352,220
Corporate Bonds	—	10,776,358	—	10,776,358
Residential Mortgage-Backed Securities	—	1,896,276	—	1,896,276
Commercial Mortgage-Backed Securities	—	3,079,029	—	3,079,029
Foreign Bonds	—	11,839,809	—	11,839,809
Mutual Funds	33,952,875	—	—	33,952,875
Total Investments	$33,952,875	$379,179,993	$—	$413,132,868

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$1,470,657	$—	$1,470,657

31

Notes to Financial Statements – continued

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

32

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at May 31, 2012 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$8,580,593	$(7,109,936)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended May 31, 2012 as reported in the Statement of Operations:

Risk	Foreign Currency	Investments (Purchased Options)
Foreign Exchange	$963,384	$(47,694)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended May 31, 2012 as reported in the Statement of Operations:

Risk	Translation of Assets and Liabilities in Foreign Currencies
Foreign Exchange	$(223,816)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported

33

Notes to Financial Statements – continued

amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Purchased Options – The fund purchased call options for a premium. Purchased call options entitle the holder to buy a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive

34

Notes to Financial Statements – continued

foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Hybrid Instruments – The fund invests in indexed or hybrid securities on which any combination of interest payments, the principal or stated amount payable at maturity is determined by reference to prices of other securities, currencies, indices, economic factors or other measures, including interest rates, currency exchange rates, or securities indices. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying assets or economic indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or economic indicator may not move in the same direction or at the same time.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum

35

Notes to Financial Statements – continued

exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended May 31, 2012, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax

36

Notes to Financial Statements – continued

purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, derivative transactions, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	5/31/12	5/31/11
Ordinary income (including any short-term capital gains)	$22,020,068	$9,203,264
Long-term capital gains	670,019	—
Total distributions	$22,690,087	$9,203,264

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/12
Cost of investments	$409,906,812
Gross appreciation	12,275,012
Gross depreciation	(9,048,956)
Net unrealized appreciation (depreciation)	$3,226,056
Undistributed ordinary income	1,378,383
Undistributed long-term capital gain	516,411
Post-October capital loss deferral	(291,125)
Other temporary differences	(1,577,656)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight

37

Notes to Financial Statements – continued

years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 5/31/12	Period ended 5/31/11 (c)	Year ended 5/31/12	Period ended 5/31/11 (c)
Class A	$511,809	$28,070	$108,538	$2,109
Class B	79,166	5,382	18,338	843
Class C	65,173	6,632	16,156	1,135
Class I	18,406,770	8,233,389	3,457,690	913,823
Class R1	4,733	2,067	1,131	348
Class R2	5,379	2,559	1,146	348
Class R3	5,813	2,807	1,161	349
Class R4	5,937	3,054	1,147	349
Total	$19,084,780	$8,283,960	$3,605,307	$919,304

(c)	For the period from the commencement of the fund’s investment operations, June 2, 2010, through the stated period end.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.55% of average daily net assets in excess of $1 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2013. For the year ended May 31, 2012, the fund’s average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced.

Effective January 1, 2012, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses do not exceed the following rates annually of each class’ average daily net assets.

Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4
1.10%	1.85%	1.85%	0.85%	1.85%	1.35%	1.10%	0.85%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2013.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $26,089 for the year ended May 31, 2012, as its portion of the initial sales charge on sales of Class A shares of the fund.

38

Notes to Financial Statements – continued

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$24,360
Class B	0.75%	0.25%	1.00%	1.00%	16,518
Class C	0.75%	0.25%	1.00%	1.00%	14,259
Class R1	0.75%	0.25%	1.00%	1.00%	1,124
Class R2	0.25%	0.25%	0.50%	0.50%	570
Class R3	—	0.25%	0.25%	0.25%	298
Total Distribution and Service Fees					$57,129

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2012 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2012, were as follows:

Amount
Class A	$—
Class B	3,191
Class C	788

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2012, the fee was $5,102, which equated to 0.0014% annually of the fund’s average daily net assets.

39

Notes to Financial Statements – continued

MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended May 31, 2012, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $16,446.

Effective January 1, 2012, the fund was added to a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), under which each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the period January 1, 2012 through May 31, 2012, these costs for the fund amounted to $212,221 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2012 was equivalent to an annual effective rate of 0.0176% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended May 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $3,198 and are

40

Notes to Financial Statements – continued

included in “Miscellaneous” expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,453, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$107,552,309	$131,676,416
Investments (non-U.S. Government securities)	$249,368,421	$176,846,111

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/12		Period ended 5/31/11 (c)
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,879,864	$20,374,396	294,774	$3,087,330
Class B	199,961	2,153,640	66,172	696,030
Class C	180,876	1,932,916	68,966	724,076
Class I	9,219,925	97,669,538	31,283,853	317,574,251
Class R1	9	99	10,000	100,000
Class R2	136	1,468	10,000	100,000
Class R3	3,353	34,899	10,030	100,323
Class R4	—	—	10,000	100,000
	11,484,125	$122,166,956	31,753,795	$322,482,010

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Notes to Financial Statements – continued

	Year ended 5/31/12		Period ended 5/31/11 (c)
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	54,608	$578,850	2,589	$27,500
Class B	6,845	72,169	545	5,770
Class C	6,832	72,092	625	6,607
Class I	2,058,943	21,816,717	862,700	9,147,024
Class R1	555	5,864	228	2,415
Class R2	616	6,525	275	2,907
Class R3	659	6,974	298	3,156
Class R4	668	7,084	321	3,403
	2,129,726	$22,566,275	867,581	$9,198,782
Shares reacquired
Class A	(584,450)	$(6,297,401)	(89,105)	$(974,350)
Class B	(54,260)	(570,078)	(8,990)	(94,420)
Class C	(79,686)	(838,848)	(2,851)	(29,983)
Class I	(3,314,372)	(36,211,242)	(907,991)	(9,591,238)
	(4,032,768)	$(43,917,569)	(1,008,937)	$(10,689,991)
Net change
Class A	1,350,022	$14,655,845	208,258	$2,140,480
Class B	152,546	1,655,731	57,727	607,380
Class C	108,022	1,166,160	66,740	700,700
Class I	7,964,496	83,275,013	31,238,562	317,130,037
Class R1	564	5,963	10,228	102,415
Class R2	752	7,993	10,275	102,907
Class R3	4,012	41,873	10,328	103,479
Class R4	668	7,084	10,321	103,403
	9,581,082	$100,815,662	31,612,439	$320,990,801

(c)	For the period from the commencement of the fund’s investment operations, June 2, 2010, through the stated period end.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime Retirement Income Fund, and the MFS Lifetime 2020 Fund were the owners of record of approximately 40%, 28%, 21%, 2%, and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2010 Fund and the MFS Lifetime 2030 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

42

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended May 31, 2012, the fund’s commitment fee and interest expense were $2,487 and $0, respectively, and are included in “Miscellaneous” expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	17,451,684	258,518,919	(242,017,728)	33,952,875

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$33,819	$33,952,875

43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of MFS Global Bond Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Bond Fund (the Fund), including the portfolio of investments, as of May 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Global Bond Fund at May 31, 2012, the results of its operations for the year then ended, and the changes in its net assets financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts July 17, 2012

44

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of July 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A
John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A
J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

46

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

47

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A
Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

48

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Managers
Ward Brown, Matthew Ryan & Erik Weisman

49

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2011 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $1,183,000 as capital gain dividends paid during the fiscal year.

50

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

51

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

52

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MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

MFS® Absolute Return Fund

ANNUAL REPORT

May 31, 2012

ART-ANN

MFS® ABSOLUTE RETURN FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

World financial markets remain a venue of uncertainty. The focus has shifted most recently to the eurozone, where policymakers are attempting to develop a plan that will help debt-laden countries and prevent their woes from spreading across the region. Volatility is likely to continue as investors test the resolve of European officials to make the tough decisions needed to solve the crisis.

The U.S. economy is experiencing a period of growth. However, markets have been jittery in reaction to events in Europe and ahead of the U.S. presidential election. Voters in the United States are watching the economy closely and waiting to see if Congress agrees to cut the budget and extend the Bush administration tax cuts. Failure to do so could ultimately send the U.S. economy back into recession.

Amid this global uncertainty, managing risk becomes a top priority for investors and their advisors. At MFS® our global research platform is designed to ensure the smooth functioning of our investment process in all business climates. Through this integrated approach, our investment staff shares ideas and evaluates opportunities across geographies, across both fundamental and quantitative disciplines, and across companies’ entire capital structure. We employ this uniquely collaborative approach to build better insights for our clients.

Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so that the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

We, like our investors, are mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to emphasize the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with investment advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

July 17, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

		Active Security Selection (a)	Tactical Overlay (b)	Net Market Exposure (c)
Equity	Emerging Markets	0.0%	4.4%	4.4%
	Europe ex-U.K.	0.0%	2.9%	2.9%
	United Kingdom	0.0%	1.4%	1.4%
	Japan	0.0%	1.3%	1.3%
	Asia/Pacific ex-Japan	0.0%	(0.3)%	(0.3)%
	U.S. Small/Mid Cap	0.0%	(1.8)%	(1.8)%
	U.S. Large Cap	0.0%	(2.6)%	(2.6)%
	North America ex-U.S.	0.0%	(3.5)%	(3.5)%
Fixed Income	U.S.	51.2%	(3.2)%	48.0%
	Europe ex-U.K.	16.5%	(1.1)%	15.4%
	United Kingdom	6.1%	1.8%	7.9%
	Asia/Pacific ex-Japan	2.8%	2.6%	5.4%
	Japan	1.3%	1.6%	2.9%
	Supranational	1.7%	0.0%	1.7%
	Emerging Markets	1.6%	0.0%	1.6%
	Developed - Middle East/Africa	0.4%	0.0%	0.4%
	North America ex-U.S.	3.7%	(4.3)%	(0.6)%
Real Estate-Related	U.S.	0.7%	0.0%	0.7%
	Non-U.S.	0.1%	0.0%	0.1%
Cash	Cash & Equivalents (d)	11.0%	(1.3)%	9.7%
	Derivative Offsets (e)	4.3%	0.7%	5.0%

2

Portfolio Composition – continued

Top ten holdings (c)
U.S. Treasury Note, 0.5% NOV 2012	4.4%
Govt of Australia Bond 10 yr Future JUN 2012	2.6%
FTSE - JSE Future JUN 2012	2.3%
Bovespa Index Future JUN 2012	2.1%
NIFTY Future JUN 2012	(1.8)%
S&P 500 E-Mini Future JUN 2012	(2.6)%
U.S. Treasury Note 10 yr Future SEP 2012	(3.2)%
S&P/TSX 60 Index Future JUN 2012	(3.5)%
Govt of Canada Bond 10 yr Future SEP 2012	(4.3)%
U.S. Treasury Note 5 yr Future SEP 2012	(4.3)%

(a)	Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the market value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.
(b)	Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through the use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.
(c)	For purposes of this presentation, the components include the market value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of all derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.
(d)	Cash & Equivalents includes cash, other assets (excluding interest receivable) less liabilities, short term securities, and the unrealized gain or loss in connection with forward currency exchange contracts.
(e)	Derivative Offsets represent the offsetting of the leverage produced by the fund’s derivative positions.

Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The market value of derivatives may be different.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Regional distinctions are based upon the issuer country of the individual securities. All of the holdings that are included within the Active Security Selection column are U.S. Dollar denominated securities.

Percentages are based on net assets as of 5/31/12.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2012, Class A shares of the MFS Absolute Return Fund (the “fund”) provided a total return of –3.31%, at net asset value. This compares with return of 0.04% for the fund’s benchmark, the BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index.

In managing the fund, MFS employs an absolute return investment approach. Unlike many mutual funds, the fund is not managed with a goal of outperforming an index of securities or other funds. The investment returns of mutual funds that are managed relative to an index may be positive or negative and will tend to reflect the general direction of the markets. In contrast, the fund seeks to earn a positive return regardless of market conditions. As a result, if this strategy is successful, it is expected that the fund will outperform the general equity market during periods of flat or negative market performance, will underperform during periods of strong positive market performance, and will typically produce less volatile returns than the general equity market.

MFS attempts to achieve the fund’s objective by generating returns from a combination of (1) individual security selection of primarily debt instruments and (2) a tactical asset allocation overlay primarily using derivative instruments to manage the fund’s exposure to asset classes, markets and currencies.

Market Environment

Prior to the beginning of the reporting period, looser U.S. monetary and fiscal policy fostered a sharp rebound in market risk sentiment. By the beginning of the period, global macroeconomic conditions had begun to weaken and renewed concerns surrounding eurozone sovereign debt arose, causing the recovery in asset valuations to plateau.

During the middle of the reporting period, worries about U.S. sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply and credit spreads widened. At the same time, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows.

Later in the period, however, additional liquidity from the U.S. Federal Reserve (in the form of “Operation Twist”) and the European Central Bank (in the form of 3-year, Longer Term Refinancing Operations, or LTROs), coupled with improved global macroeconomic conditions, ushered in improved market dynamics. At the end of the period, though, weaker global growth data, along

4

Management Review – continued

with greater perceived risks concerning several core and peripheral euro zone economies, appeared to have renewed a more cautious stance among investors.

Factors Affecting Performance

Over the reporting period, the fund underperformed the BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index. The tactical allocation overlay detracted from returns during the reporting period. A positive exposure to the European (excluding United Kingdom) equity markets (Spain, Italy, France and Germany) via equity index futures hampered performance. Currency allocation was another detractor from returns due to the overlay’s positive exposure to the New Zealand dollar, EMU euro and Swedish krona, which all depreciated during the period, as well as a negative exposure to Japanese yen which appreciated during the period. The portfolio was also negatively impacted by a short position in developed sovereign bond futures in particular Canadian, Australian and German Bond futures.

The fund’s investment in fixed income securities was a primary contributor to performance. Holdings of bonds in the industrial sector had a positive impact on the fund’s return. Fixed income securities, overall, benefited from falling yields during the reporting period. A negative exposure to the Swiss franc also benefited returns as the franc depreciated against the U.S. dollar during the period. Additionally, the tactical allocation overlay’s negative exposure to the Canadian equity markets, which declined during the period, aided performance.

Respectfully,

James Calmas	Benjamin Nastou
Portfolio Manager	Portfolio Manager

Natalie Shapiro	Linda Zhang
Portfolio Manager	Portfolio Manager

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 5/31/12

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 5/31/12

Average annual without sales charge

Share Class	Class inception date	1-yr	Life (t)
A	3/30/11	(3.31)%	(2.05)%
B	3/30/11	(4.04)%	(2.74)%
C	3/30/11	(4.11)%	(2.80)%
I	3/30/11	(3.08)%	(1.74)%
R1	3/30/11	(4.06)%	(2.80)%
R2	3/30/11	(3.57)%	(2.32)%
R3	3/30/11	(3.33)%	(2.07)%
R4	3/30/11	(3.08)%	(1.83)%
Comparative benchmark
BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index (f)		0.04%	0.05%
Average annual with sales charge
A With Initial Sales Charge (4.75%)		(7.91)%	(6.03)%
B With CDSC (Declining over six years from 4% to 0%) (x)		(7.84)%	(6.04)%
C With CDSC (1% for 12 months) (x)		(5.06)%	(2.80)%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

The BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index tracks the performance of U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

7

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

December 1, 2011 through May 31, 2012

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2011 through May 31, 2012.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/11	Ending Account Value 5/31/12	Expenses Paid During Period (p) 12/01/11-5/31/12
A	Actual	1.19%	$1,000.00	$991.13	$5.92
	Hypothetical (h)	1.19%	$1,000.00	$1,019.05	$6.01
B	Actual	1.95%	$1,000.00	$988.27	$9.69
	Hypothetical (h)	1.95%	$1,000.00	$1,015.25	$9.82
C	Actual	1.94%	$1,000.00	$987.41	$9.64
	Hypothetical (h)	1.94%	$1,000.00	$1,015.30	$9.77
I	Actual	0.95%	$1,000.00	$992.39	$4.73
	Hypothetical (h)	0.95%	$1,000.00	$1,020.25	$4.80
R1	Actual	1.95%	$1,000.00	$987.42	$9.69
	Hypothetical (h)	1.95%	$1,000.00	$1,015.25	$9.82
R2	Actual	1.45%	$1,000.00	$989.89	$7.21
	Hypothetical (h)	1.45%	$1,000.00	$1,017.75	$7.31
R3	Actual	1.21%	$1,000.00	$991.14	$6.02
	Hypothetical (h)	1.21%	$1,000.00	$1,018.95	$6.11
R4	Actual	0.96%	$1,000.00	$992.38	$4.78
	Hypothetical (h)	0.96%	$1,000.00	$1,020.20	$4.85

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

5/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 89.7%
Issuer	Shares/Par	Value ($)

Airlines - 0.3%
Continental Airlines, Inc., FRN, 0.817%, 2013	$322,544	$312,061

Apparel Manufacturers - 0.4%
VF Corp., FRN, 1.217%, 2013	$450,000	$449,945

Asset-Backed & Securitized - 6.8%
Ally Auto Receivables Trust, “A2”, 0.67%, 2013	$75,573	$75,593
Anthracite Ltd., “A”, CDO, FRN, 0.6%, 2019 (z)	141,109	121,354
ARI Fleet Lease Trust, “A”, FRN, 0.789%, 2020 (n)	750,000	750,000
Chesapeake Funding LLC, “A”, FRN, 0.989%, 2023 (z)	554,000	553,999
Credit Acceptance Auto Loan Trust, “A”, 2.2%, 2019 (z)	250,000	250,358
Ford Credit Auto Lease Trust, “A2”, 0.74%, 2013	598,459	598,898
Ford Credit Floorplan Master Owner Trust, “A2”, FRN, 0.839%, 2015	312,000	312,980
FUEL Trust, 4.207%, 2016 (n)	200,000	209,328
GE Equipment Transportation LLC, “A2”, 0.77%, 2013	555,687	555,718
GE Equipment Transportation LLC, “A2”, 0.77%, 2014	435,927	435,899
Hertz Global Holdings, Inc., 4.26%, 2014 (n)	450,000	459,018
Hyundai Auto Receivables Trust, “A3”, 1.16%, 2015	150,000	150,715
John Deere Owner Trust, “A2”, 0.64%, 2014	67,237	67,258
Nissan Auto Lease Trust, “A2”, 0.7%, 2014	629,113	629,091
Porsche Innovative Lease Owner Trust, 0.92%, 2014 (n)	377,631	377,869
Santander Drive Auto Receivable Trust, “A2”, 1.04%, 2014	599,998	600,441
Santander Drive Auto Receivable Trust, “A2”, 0.91%, 2015	408,000	408,563
Smart Trust, “A2B”, FRN, 0.79%, 2014 (z)	614,000	614,064
Wachovia Bank Commercial Mortgage Trust, “A3”, FRN, 5.9%, 2051	500,000	525,581

		$7,696,727
Automotive - 3.1%
American Honda Finance Corp., 1.85%, 2014 (n)	$620,000	$629,124
Daimler Finance North America LLC, FRN, 1.799%, 2013 (n)	240,000	241,939
Daimler Finance North America LLC, FRN, 1.674%, 2013 (n)	300,000	301,958
Harley-Davidson Financial Services, 3.875%, 2016 (n)	420,000	443,637
Nissan Motor Acceptance Corp., 3.25%, 2013 (n)	100,000	101,047
Nissan Motor Acceptance Corp., 4.5%, 2015 (n)	300,000	319,868
RCI Banque S.A., FRN, 2.339%, 2014 (n)	430,000	417,328
Toyota Motor Credit Corp., 1.25%, 2014	260,000	262,099
Toyota Motor Credit Corp., 3.2%, 2015	125,000	132,767
Volkswagen International Finance N.V., FRN, 1.224%, 2014 (n)	600,000	600,215

		$3,449,982

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Banks & Diversified Financials (Covered Bonds) - 2.2%
Bank of Nova Scotia, 1.45%, 2013 (n)	$725,000	$733,182
Canadian Imperial Bank of Commerce, 2%, 2013 (n)	125,000	126,359
Compagnie de Financement Foncier, 2.125%, 2013 (n)	500,000	502,729
DnB Nor Boligkreditt AS, 2.1%, 2015 (n)	500,000	508,557
SpareBank 1 Boligkreditt A.S., 2.625%, 2016 (n)	400,000	412,065
Stadshypotek AB, FRN, 1.45%, 2013 (z)	250,000	252,113

		$2,535,005
Broadcasting - 0.9%
NBCUniversal Media LLC, 2.1%, 2014	$400,000	$407,806
Vivendi S.A., 2.4%, 2015 (n)	240,000	237,899
WPP Finance, 8%, 2014	375,000	425,776

		$1,071,481
Brokerage & Asset Managers - 0.9%
BlackRock, Inc., 3.5%, 2014	$125,000	$132,559
BlackRock, Inc., 1.375%, 2015	500,000	502,106
Franklin Resources, Inc., 2%, 2013	425,000	430,635

		$1,065,300
Cable TV - 0.6%
Comcast Corp., 5.3%, 2014	$125,000	$133,264
DIRECTV Holdings LLC, 4.75%, 2014	425,000	457,858
DIRECTV Holdings LLC, 2.4%, 2017	120,000	120,321

		$711,443
Chemicals - 1.0%
Dow Chemical Co., 7.6%, 2014	$500,000	$558,781
Potash Corp. of Saskatchewan, Inc., 5.25%, 2014	100,000	107,977
PPG Industries, Inc., 5.75%, 2013	450,000	467,379

		$1,134,137
Computer Software - 0.4%
Adobe Systems, Inc., 3.25%, 2015	$425,000	$447,918

Conglomerates - 1.3%
ABB Finance (USA), Inc., 1.625%, 2017	$97,000	$96,794
ABB Treasury Center USA, Inc., 2.5%, 2016 (n)	600,000	619,317
Ingersoll-Rand Global Holding Co. Ltd., 6%, 2013	220,000	232,981
Ingersoll-Rand Global Holding Co. Ltd., 9.5%, 2014	230,000	262,784
United Technologies Corp., FRN, 0.967%, 2015	240,000	242,200

		$1,454,076

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Consumer Products - 1.4%
Clorox Co., 5%, 2013	$625,000	$644,533
Mattel, Inc., 5.625%, 2013	400,000	415,070
Newell Rubbermaid, Inc., 5.5%, 2013	100,000	103,789
Procter & Gamble Co., 0.7%, 2014	450,000	451,706

		$1,615,098
Defense Electronics - 0.4%
BAE Systems Holdings, Inc., 4.95%, 2014 (n)	$420,000	$443,314

Electronics - 0.8%
Applied Materials, Inc., 2.65%, 2016	$400,000	$418,713
Broadcom Corp., 1.5%, 2013	125,000	126,544
Tyco Electronics Group S.A., 1.6%, 2015	270,000	271,115
Tyco Electronics Ltd., 6%, 2012	125,000	127,145

		$943,517
Emerging Market Quasi-Sovereign - 0.8%
Corporacion Nacional del Cobre de Chile, 4.75%, 2014 (n)	$425,000	$453,887
Petrobras International Finance Co., 3.875%, 2016	390,000	403,460

		$857,347
Emerging Market Sovereign - 0.6%
Russian Federation, 3.25%, 2017 (n)	$400,000	$399,712
State of Qatar, 5.15%, 2014 (n)	300,000	318,375

		$718,087
Energy - Independent - 0.4%
Encana Holdings Finance Corp., 5.8%, 2014	$440,000	$476,133

Energy - Integrated - 2.8%
BG Energy Capital PLC, 2.875%, 2016 (n)	$280,000	$294,131
BP Capital Markets PLC, 3.125%, 2015	450,000	473,741
Cenovus Energy, Inc., 4.5%, 2014	425,000	455,061
Hess Corp., 7%, 2014	400,000	438,248
Husky Energy, Inc., 5.9%, 2014	400,000	435,634
Petro-Canada Financial Partnership, 5%, 2014	420,000	455,508
Total Capital International S.A., 1.5%, 2017	500,000	501,809
TOTAL S.A., 3%, 2015	125,000	131,625

		$3,185,757
Entertainment - 0.6%
Viacom, Inc., 1.25%, 2015	$650,000	$649,111

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Financial Institutions - 1.0%
General Electric Capital Corp., 1.875%, 2013	$175,000	$176,884
General Electric Capital Corp., 2.15%, 2015	200,000	202,625
General Electric Capital Corp., FRN, 1.319%, 2014	700,000	702,429

		$1,081,938
Food & Beverages - 5.0%
Anheuser-Busch InBev S.A., 3%, 2012	$125,000	$126,173
Anheuser-Busch InBev S.A., 3.625%, 2015	500,000	536,030
Cadbury Schweppes U.S. Finance, 5.125%, 2013	125,000	131,185
Cargill, Inc., 5.2%, 2013 (n)	300,000	308,349
Conagra Foods, Inc., 5.875%, 2014	325,000	352,460
Diageo Capital PLC, 7.375%, 2014	400,000	441,288
Diageo Capital PLC, 1.5%, 2017	300,000	299,857
General Mills, Inc., 5.25%, 2013	125,000	131,758
General Mills, Inc., 5.2%, 2015	400,000	444,116
H.J. Heinz Co., 5.35%, 2013	425,000	446,998
Kraft Foods Group, Inc., 1.625%, 2015 (z)	480,000	485,974
Miller Brewing Co., 5.5%, 2013 (n)	125,000	131,129
Molson Coors Brewing Co., 2%, 2017	500,000	503,499
PepsiCo, Inc., 2.5%, 2016	225,000	236,906
Pernod-Ricard S.A., 2.95%, 2017 (n)	410,000	414,943
SABMiller Holdings, Inc., 1.85%, 2015 (n)	220,000	223,260
Wm. Wrigley Jr. Co., 2.45%, 2012 (n)	500,000	500,535

		$5,714,460
Food & Drug Stores - 0.3%
CVS Caremark Corp., 3.25%, 2015	$350,000	$369,905

Gaming & Lodging - 0.3%
Marriott International, Inc., 5.625%, 2013	$100,000	$103,144
Wyndham Worldwide Corp., 2.95%, 2017	242,000	242,311

		$345,455
Insurance - 2.8%
Aflac, Inc., 3.45%, 2015	$400,000	$422,808
American International Group, Inc., 3.65%, 2014	400,000	407,492
American International Group, Inc., 3%, 2015	140,000	141,379
Lincoln National Corp., 4.3%, 2015	125,000	132,079
MassMutual Global Funding, FRN, 0.847%, 2014 (n)	130,000	129,995
MetLife, Inc., FRN, 1.716%, 2013	550,000	555,251
Metropolitan Life Global Funding I, 5.125%, 2013 (n)	130,000	134,649
New York Life Global Funding, 1.3%, 2015 (n)	740,000	743,576
Prudential Financial, Inc., 3.625%, 2012	125,000	125,976

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Insurance - continued
Prudential Financial, Inc., 2.75%, 2013	$400,000	$404,326

		$3,197,531
Insurance - Health - 0.9%
UnitedHealth Group, Inc., 4.875%, 2013	$460,000	$473,453
UnitedHealth Group, Inc., 4.875%, 2013	125,000	129,337
WellPoint, Inc., 5%, 2014	400,000	436,308

		$1,039,098
Insurance - Property & Casualty - 1.2%
ACE Ltd., 2.6%, 2015	$215,000	$222,952
Aon Corp., 3.5%, 2015	375,000	391,974
AXIS Capital Holdings Ltd., 5.75%, 2014	300,000	319,895
Berkshire Hathaway, Inc., FRN, 1.167%, 2014	460,000	465,099

		$1,399,920
International Market Quasi-Sovereign - 6.5%
Achmea Hypotheekbank N.V., 3.2%, 2014 (n)	$487,000	$509,152
Caisse d’Amortissement de la Dette Sociale, 3.5%, 2014	800,000	832,659
Dexia Credit Local, NY, 2%, 2013 (n)	250,000	247,822
Electricite de France PLC, 5.5%, 2014 (n)	500,000	533,011
Finance for Danish Industry A.S., 2%, 2013 (n)	850,000	860,616
ING Bank N.V., 3.9%, 2014 (n)	200,000	210,087
Instituto de Credito Oficial, 2.5%, 2012	200,000	200,382
KfW Bankengruppe, 3.5%, 2014	175,000	183,768
Kommunalbanken AS, 1%, 2014 (n)	620,000	621,786
Kommunalbanken AS, 1.75%, 2015 (n)	150,000	153,364
Landwirtschaftliche Rentenbank, 3.125%, 2016 (n)	300,000	322,107
Nationwide Building Society, 2.5%, 2012 (n)	500,000	502,011
Nederlandse Waterschapsbank N.V., 1.375%, 2014 (n)	750,000	753,200
Oesterreichische Kontrollbank AG, 1.375%, 2014	1,000,000	1,007,255
Societe Financement de l’ Economie Francaise, 3.375%, 2014 (n)	150,000	155,810
Statoil A.S.A., 2.9%, 2014	125,000	131,380
Statoil A.S.A., 1.8%, 2016	180,000	184,051

		$7,408,461
International Market Sovereign - 1.1%
Republic of Finland, 1.25%, 2015 (n)	$1,000,000	$1,015,636
Republic of Iceland, 4.875%, 2016 (n)	201,000	203,284

		$1,218,920
Local Authorities - 1.2%
Province of British Columbia, 2.85%, 2015	$1,000,000	$1,063,996

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Local Authorities - continued
Province of Ontario, 2.3%, 2016	$300,000	$313,069

		$1,377,065
Machinery & Tools - 0.3%
Caterpillar Financial Services Corp., 1.1%, 2015	$300,000	$301,312

Major Banks - 5.1%
ABN AMRO Bank N.V., 3%, 2014 (n)	$200,000	$200,554
ABN AMRO Bank N.V., FRN, 2.236%, 2014 (n)	230,000	228,806
ANZ National (International) Ltd., FRN, 1.474%, 2013 (n)	450,000	448,192
Commonwealth Bank of Australia, 3.75%, 2014 (n)	125,000	130,737
DBS Bank Ltd., 2.35%, 2017 (n)	420,000	418,686
HSBC Bank PLC, 3.1%, 2016 (n)	420,000	433,184
ING Bank N.V., 3.75%, 2017 (n)	232,000	228,103
ING Bank N.V., FRN, 1.518%, 2013 (n)	200,000	199,899
ING Bank N.V., FRN, 1.868%, 2014 (n)	350,000	345,204
Intesa Sanpaolo S.p.A., FRN, 2.867%, 2014 (n)	200,000	187,217
KeyCorp, 3.75%, 2015	100,000	105,375
Macquarie Bank Ltd., 5%, 2017 (n)	580,000	591,168
National Australia Bank Ltd., 2%, 2015	420,000	420,433
PNC Funding Corp., 3.625%, 2015	125,000	133,122
Royal Bank of Scotland PLC, 4.375%, 2016	120,000	120,728
Santander UK PLC, 3.875%, 2014 (n)	100,000	99,674
Standard Chartered PLC, 3.85%, 2015 (n)	100,000	104,352
Standard Chartered PLC, FRN, 1.417%, 2014 (n)	500,000	499,418
Wells Fargo & Co., 3.75%, 2014	550,000	579,992
Wells Fargo & Co., 1.25%, 2015	250,000	248,875

		$5,723,719
Medical & Health Technology & Services - 2.0%
Aristotle Holding, Inc., 2.1%, 2015 (n)	$310,000	$313,639
Baxter International, Inc., 1.85%, 2017	210,000	215,437
Becton, Dickinson & Co., 1.75%, 2016	150,000	153,023
Covidien International Finance S.A., 1.875%, 2013	500,000	509,151
Covidien International Finance S.A., 1.35%, 2015	250,000	250,430
McKesson Corp., 3.25%, 2016	375,000	404,164
Thermo Fisher Scientific, Inc., 2.25%, 2016	440,000	457,922

		$2,303,766
Metals & Mining - 1.4%
Anglo American Capital, 2.15%, 2013 (n)	$400,000	$402,081
ArcelorMittal, 3.75%, 2015	350,000	350,656
Freeport-McMoRan Copper & Gold, Inc., 2.15%, 2017	310,000	305,582

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Metals & Mining - continued
Rio Tinto Finance (USA) Ltd., 2.5%, 2016	$500,000	$520,782

		$1,579,101
Mortgage-Backed - 4.1%
Fannie Mae, 5.152%, 2016	$213,953	$238,694
Fannie Mae, 4%, 2025	1,625,720	1,727,423
Fannie Mae, 3%, 2027	1,407,000	1,475,592
Freddie Mac, 1.655%, 2016	197,790	201,376
Freddie Mac, 3.5%, 2026	954,000	1,002,855

		$4,645,940
Natural Gas - Pipeline - 1.0%
Energy Transfer Partners LP, 8.5%, 2014	$257,000	$285,326
Enterprise Products Operating LP, 3.2%, 2016	400,000	422,924
Kinder Morgan Energy Partners LP, 5.125%, 2014	420,000	454,969

		$1,163,219
Network & Telecom - 1.8%
AT&T, Inc., 6.7%, 2013	$125,000	$136,136
BellSouth Corp., 5.2%, 2014	400,000	435,686
France Telecom, 2.125%, 2015	125,000	125,330
Telecom Italia Capital, 5.25%, 2013	400,000	398,000
Telefonica Emisiones S.A.U., 2.582%, 2013	275,000	271,238
Verizon Communications, Inc., 5.25%, 2013	600,000	623,614

		$1,990,004
Oil Services - 0.5%
Noble Corp., 5.875%, 2013	$500,000	$521,614

Oils - 0.2%
Phillips 66, 1.95%, 2015 (n)	$180,000	$181,682

Other Banks & Diversified Financials - 3.9%
American Express Centurion Bank, 5.5%, 2013	$250,000	$259,726
American Express Credit Corp., 2.8%, 2016	450,000	463,595
BB&T Corp., 2.05%, 2014	170,000	173,460
BBVA Senior Finance S.A. Unipersonal, FRN, 2.591%, 2014	300,000	282,907
Capital One Financial Corp., 2.15%, 2015	270,000	271,160
Capital One Financial Corp., FRN, 1.617%, 2014	450,000	446,539
Danske Bank A/S, 3.75%, 2015 (n)	100,000	98,807
Lloyds TSB Bank PLC, 4.375%, 2015 (n)	675,000	683,705
Nordea Bank AB, 1.75%, 2013 (n)	125,000	124,973
Santander International Debt S.A., 2.991%, 2013 (n)	300,000	283,034
SunTrust Banks, Inc., 3.5%, 2017	303,000	312,533

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Other Banks & Diversified Financials - continued
Svenska Handelsbanken AB, 2.875%, 2012 (n)	$125,000	$125,761
Svenska Handelsbanken AB, 4.875%, 2014 (n)	100,000	105,716
Svenska Handelsbanken AB, 2.875%, 2017	289,000	292,843
Union Bank, FRN, 1.416%, 2014	500,000	498,423

		$4,423,182
Personal Computers & Peripherals - 0.3%
Hewlett-Packard Co., 2.625%, 2014	$320,000	$326,564

Pharmaceuticals - 1.3%
Amgen, Inc., 2.3%, 2016	$450,000	$456,947
Celgene Corp., 2.45%, 2015	425,000	434,651
Sanofi, 1.2%, 2014	200,000	202,178
Teva Pharmaceutical Finance III, 1.7%, 2014	420,000	425,844

		$1,519,620
Printing & Publishing - 0.5%
Pearson PLC, 4%, 2016 (n)	$500,000	$535,434

Real Estate - 0.7%
HCP, Inc., REIT, 2.7%, 2014	$470,000	$476,355
Simon Property Group, Inc., REIT, 6.1%, 2016	222,000	256,117
WEA Finance LLC, REIT, 5.4%, 2012 (n)	100,000	101,337

		$833,809
Retailers - 1.0%
AutoZone, Inc., 6.5%, 2014	$125,000	$135,714
Home Depot, Inc., 5.25%, 2013	125,000	133,651
Staples, Inc., 9.75%, 2014	300,000	337,870
Wesfarmers Ltd., 6.998%, 2013 (n)	100,000	104,310
Wesfarmers Ltd., 2.983%, 2016 (n)	400,000	413,020

		$1,124,565
Specialty Chemicals - 0.6%
Airgas, Inc., 2.95%, 2016	$400,000	$418,270
Ecolab, Inc., 2.375%, 2014	200,000	205,910

		$624,180
Specialty Stores - 0.3%
Best Buy Co., Inc., 6.75%, 2013	$300,000	$313,652

Supermarkets - 1.2%
Delhaize Group, 5.875%, 2014	$360,000	$380,680

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Supermarkets - continued
Kroger Co., 5%, 2013	$125,000	$129,312
Safeway, Inc., 5.8%, 2012	400,000	403,963
Tesco PLC, 2%, 2014 (n)	280,000	284,695
Woolworths Ltd., 2.55%, 2015 (n)	125,000	129,198

		$1,327,848
Supranational - 1.7%
Council of Europe, 4.5%, 2014	$800,000	$859,216
European Investment Bank, 5%, 2013	1,000,000	1,058,102

		$1,917,318
Telecommunications - Wireless - 0.8%
America Movil S.A.B. de C.V., 2.375%, 2016	$200,000	$201,819
Crown Castle Towers LLC, 4.523%, 2015 (n)	560,000	588,592
Vodafone Group PLC, 4.15%, 2014	125,000	132,841

		$923,252
Tobacco - 1.0%
Altria Group, Inc., 8.5%, 2013	$325,000	$359,107
B.A.T. International Finance PLC, 8.125%, 2013 (n)	125,000	137,188
B.A.T. International Finance PLC, 1.4%, 2015 (z)	470,000	468,726
Lorillard Tobacco Co., 3.5%, 2016	190,000	198,538

		$1,163,559
Transportation - Services - 0.7%
ERAC USA Finance Co., 2.75%, 2013 (n)	$525,000	$531,861
ERAC USA Finance Co., 2.75%, 2017 (n)	202,000	205,169

		$737,030
U.S. Government Agencies and Equivalents - 4.0%
Aid-Egypt, 4.45%, 2015	$730,000	$818,549
Federal Home Loan Bank, 1.375%, 2014	2,000,000	2,043,512
National Credit Union Administration, 1.4%, 2015	820,000	834,662
Small Business Administration, 2.25%, 2021	763,541	791,005

		$4,487,728
U.S. Treasury Obligations - 4.4%
U.S. Treasury Notes, 0.5%, 2012 (f)	$5,000,000	$5,008,595

Utilities - Electric Power - 4.9%
Dominion Resources, Inc., 1.95%, 2016	$460,000	$468,004
DTE Energy Co., FRN, 1.66%, 2013	400,000	400,527
Duke Energy Corp., 6.3%, 2014	525,000	570,874

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Utilities - Electric Power - continued
EDP Finance B.V., 5.375%, 2012 (n)	$300,000	$300,750
Enel Finance International S.A., 5.7%, 2013 (n)	320,000	325,138
Exelon Generation Co. LLC, 5.35%, 2014	400,000	424,707
Iberdrola Finance Ireland Ltd., 3.8%, 2014 (n)	125,000	123,298
NextEra Energy Capital Holdings, Inc., 1.611%, 2014	530,000	532,019
Northeast Utilities, FRN, 1.224%, 2013	800,000	802,670
PG&E Corp., 5.75%, 2014	200,000	216,668
PPL WEM Holdings PLC, 3.9%, 2016 (n)	100,000	105,364
Progress Energy, Inc., 6.05%, 2014	500,000	543,296
PSEG Power LLC, 2.75%, 2016	190,000	196,444
Southern Co., 2.375%, 2015	550,000	569,788

		$5,579,547
Total Bonds (Identified Cost, $100,781,019)		$101,625,432

Money Market Funds - 11.2%
MFS Institutional Money Market Portfolio, 0.13%, at Cost and Net Asset Value (v)	12,620,529	$12,620,529
Total Investments (Identified Cost, $113,401,548)		$114,245,961

Other Assets, Less Liabilities - (0.9)%		(999,009)
Net Assets - 100.0%		$113,246,952

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $28,895,126, representing 25.5% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

20

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Anthracite Ltd., “A”, CDO, FRN, 0.6%, 2019	5/11/11	$130,462	$121,354
B.A.T. International Finance PLC, 1.4%, 2015	5/31/12	468,726	468,726
Chesapeake Funding LLC, “A”, FRN, 0.989%, 2023	5/10/12	554,000	553,999
Credit Acceptance Auto Loan Trust, “A”, 2.2%, 2019	3/22/12	249,972	250,358
Kraft Foods Group, Inc., 1.625%, 2015	5/30/12	478,757	485,974
Smart Trust, “A2B”, FRN, 0.79%, 2014	3/07/12	614,000	614,064
Stadshypotek AB, FRN, 1.45%, 2013	6/08/11	251,259	252,113
Total Restricted Securities			$2,746,588
% of Net assets			2.4%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
ZAR	South African Rand

21

Portfolio of Investments – continued

Derivative Contracts at 5/31/12

Forward Foreign Currency Exchange Contracts at 5/31/12

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	AUD	JPMorgan Chase Bank N.A.	2,960,771	8/07/12	$2,994,153	$2,867,224	$126,929
SELL	CAD	JPMorgan Chase Bank N.A.	1,715,181	8/07/12	1,712,000	1,658,252	53,748
SELL	CHF	Goldman Sachs International	3,553,237	8/06/12	3,889,909	3,662,619	227,290
SELL	CHF	JPMorgan Chase Bank N.A.	1,391,073	8/06/12	1,522,905	1,433,896	89,009
BUY	JPY	JPMorgan Chase Bank N.A.	8,928,024	8/06/12	112,000	114,019	2,019
SELL	NOK	JPMorgan Chase Bank N.A.	3,617,604	8/06/12	626,795	590,116	36,679
SELL	NZD	JPMorgan Chase Bank N.A.	4,630,174	8/06/12	3,623,000	3,474,816	148,184

							$683,858

Liability Derivatives
BUY	CAD	JPMorgan Chase Bank N.A.	202,091	8/07/12	$203,900	$195,383	$(8,517)
BUY	CHF	Goldman Sachs International	3,274,729	8/06/12	3,553,000	3,375,538	(177,462)
BUY	CHF	JPMorgan Chase Bank N.A.	1,678,447	8/06/12	1,821,000	1,730,116	(90,884)
BUY	EUR	Goldman Sachs International	508,451	8/06/12	663,349	628,992	(34,357)
BUY	GBP	JPMorgan Chase Bank N.A.	2,539,556	8/06/12	4,109,001	3,912,766	(196,235)
SELL	JPY	Goldman Sachs International	141,040,706	8/06/12	1,761,006	1,801,225	(40,219)
SELL	JPY	JPMorgan Chase Bank N.A.	145,888,414	8/06/12	1,821,613	1,863,135	(41,522)
BUY	NOK	JPMorgan Chase Bank N.A.	684,420	8/06/12	117,000	111,645	(5,355)
BUY	NZD	JPMorgan Chase Bank N.A.	2,527,972	8/06/12	2,037,874	1,897,172	(140,702)
BUY	SEK	Goldman Sachs International	19,686,334	8/06/12	2,899,420	2,703,230	(196,190)
BUY	SEK	JPMorgan Chase Bank N.A.	2,179,383	8/06/12	317,000	299,262	(17,738)

							$(949,181)

22

Portfolio of Investments – continued

Futures Contracts Outstanding at 5/31/12

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
Amsterdam Index (Short)	EUR	12	$866,187	June - 2012	$23,216
CAC 40 Index (Long)	EUR	37	1,390,006	June - 2012	5,953
Hang Seng China ENT Index (Long)	HKD	5	307,046	June - 2012	8,728
NIFTY Index (Short)	USD	211	2,067,692	June - 2012	3,610
OMX Index (Short)	SEK	112	1,512,218	June - 2012	64,986
Russell 2000 Index (Short)	USD	27	2,054,970	June - 2012	66,785
S&P 500 E-Mini Index (Short)	USD	45	2,945,700	June - 2012	136,462
S&P TSX 60 Index (Short)	CAD	31	3,935,441	June - 2012	316,079

					$625,819

Interest Rate Futures
Australian Treasury Bond 10 yr (Long)	AUD	24	2,971,202	June - 2012	$108,758
GB Govt Bond 10 yr (Long)	GBP	11	2,044,556	September - 2012	36,916
Japan Govt Bond 10 yr (Long)	JPY	1	1,832,695	June - 2012	4,830

					$150,504

					$776,323

Liability Derivatives
Equity Futures
Australian SPI 200 Index (Long)	AUD	4	395,414	June - 2012	$(24,314)
Bovespa Index (Long)	BRL	90	2,428,842	June - 2012	(332,584)
DAX Index (Long)	EUR	8	1,544,856	June - 2012	(182,166)
FTSE 100 Index (Long)	GBP	19	1,561,569	June - 2012	(143,907)
FTSE JSE Top 40 Index (Long)	ZAR	74	2,574,011	June - 2012	(55,859)
FTSE MIB Index (Long)	EUR	18	1,440,551	June - 2012	(326,449)
Hang Seng Index (Short)	HKD	11	1,314,792	June - 2012	(12,912)
IBEX Index (Long)	EUR	18	1,355,738	June - 2012	(133,993)
ISE 30 Index (Long)	TRY	26	92,936	June - 2012	(6,953)
KOSPI Index (Long)	KRW	4	408,943	June - 2012	(37,140)
Mex Bolsa Index (Long)	MXN	14	369,019	June - 2012	(17,132)
MSCI Singapore Index (Long)	SGD	12	590,992	June - 2012	(1,325)

23

Portfolio of Investments – continued

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
Equity Futures - continued
MSCI Taiwan Index (Long)	USD	33	$838,807	June - 2012	$(2,883)
NIKKEI 225 Index (Long)	JPY	14	1,518,499	June - 2012	(226,975)

					$(1,504,592)

Interest Rate Futures
Euro Bund (Short)	EUR	7	1,263,963	June - 2012	$(32,562)
Govt Of Canada Bond 10 yr (Short)	CAD	36	4,818,357	September - 2012	(36,040)
U.S. Treasury Note 10 yr (Short)	USD	27	3,616,313	September - 2012	(24,985)
U.S. Treasury Note 5 yr (Short)	USD	39	4,843,313	September - 2012	(17,143)

					$(110,730)

					$(1,615,322)

At May 31, 2012, the fund had liquid securities with an aggregate value of $2,800,809 to cover any commitments for certain derivative contracts.

See Notes to Financial Statements

24

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/12

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $100,781,019)	$101,625,432
Underlying affiliated funds, at cost and value	12,620,529
Total investments, at value (identified cost, $113,401,548)	$114,245,961
Receivables for
Forward foreign currency exchange contracts	683,858
Daily variation margin on open futures contracts	23,882
Fund shares sold	40,516
Interest and dividends	710,688
Receivable from investment adviser	51,919
Other assets	841
Total assets	$115,757,665
Liabilities
Payables for
Distributions	$77
Forward foreign currency exchange contracts	949,181
Investments purchased	1,187,483
Fund shares reacquired	224,416
Payable to affiliates
Shareholder servicing costs	53,078
Distribution and service fees	162
Payable for independent Trustees’ compensation	20
Accrued expenses and other liabilities	96,296
Total liabilities	$2,510,713
Net assets	$113,246,952
Net assets consist of
Paid-in capital	$117,633,787
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(329,014)
Accumulated distributions in excess of net realized gain on investments and foreign currency	(3,905,246)
Accumulated distributions in excess of net investment income	(152,575)
Net assets	$113,246,952
Shares of beneficial interest outstanding	11,797,905

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$3,196,988	333,315	$9.59
Class B	764,637	79,773	9.59
Class C	1,230,684	128,430	9.58
Class I	107,665,120	11,215,777	9.60
Class R1	96,740	10,086	9.59
Class R2	97,308	10,145	9.59
Class R3	97,594	10,175	9.59
Class R4	97,881	10,204	9.59
(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $10.07 [100 / 95.25 x $9.59]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, and R4.

See Notes to Financial Statements

25

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/12

This statement describes how much your fund earned in investment income and accrued in expenses.

It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$1,503,452
Dividends from underlying affiliated funds	12,678
Foreign taxes withheld	(382)
Total investment income	$1,515,748
Expenses
Management fee	$634,506
Distribution and service fees	26,381
Shareholder servicing costs	152,915
Administrative services fee	24,611
Independent Trustees’ compensation	1,286
Custodian fee	22,680
Shareholder communications	13,295
Audit and tax fees	74,415
Legal fees	3,712
Registration fees	90,581
Miscellaneous	27,623
Total expenses	$1,072,005
Fees paid indirectly	(20)
Reduction of expenses by investment adviser	(167,235)
Net expenses	$904,750
Net investment income	$610,998
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$14,737
Futures contracts	(2,632,377)
Foreign currency	(539,173)
Net realized gain (loss) on investments and foreign currency	$(3,156,813)
Change in unrealized appreciation (depreciation)
Investments	$661,366
Futures contracts	(860,610)
Translation of assets and liabilities in foreign currencies	(319,885)
Net unrealized gain (loss) on investments and foreign currency translation	$(519,129)
Net realized and unrealized gain (loss) on investments and foreign currency	$(3,675,942)
Change in net assets from operations	$(3,064,944)

See Notes to Financial Statements

26

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 5/31
	2012	2011 (c)
Change in net assets
From operations
Net investment income	$610,998	$15,795
Net realized gain (loss) on investments and foreign currency	(3,156,813)	76,679
Net unrealized gain (loss) on investments and foreign currency translation	(519,129)	190,115
Change in net assets from operations	$(3,064,944)	$282,589
Distributions declared to shareholders
From net investment income	$(1,557,801)	$(43,608)
From net realized gain on investments	(3,070)	—
From tax return of capital	(246,470)	—
Total distributions declared to shareholders	$(1,807,341)	$(43,608)
Change in net assets from fund share transactions	$76,881,566	$40,998,690
Total change in net assets	$72,009,281	$41,237,671
Net assets
At beginning of period	41,237,671	—
At end of period (including accumulated distributions in excess of net investment income of $152,575 and undistributed net investment income of $84,252, respectively)	$113,246,952	$41,237,671

(c)	For the period from the commencement of the fund’s investment operations, March 30, 2011, through the stated period end.

See Notes to Financial Statements

27

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 5/31
	2012		2011 (c)
Net asset value, beginning of period	$10.08		$10.00
Income (loss) from investment operations
Net investment income (d)	$0.04		$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(0.37)		0.09
Total from investment operations	$(0.33)		$0.10
Less distributions declared to shareholders
From net investment income	$(0.14)		$(0.02)
From net realized gain on investments	(0.00	)(w)	—
From tax return of capital	(0.02)		—
Total distributions declared to shareholders	$(0.16)		$(0.02)
Net asset value, end of period (x)	$9.59		$10.08
Total return (%) (r)(s)(t)(x)	(3.31)		0.95	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.35		2.63	(a)
Expenses after expense reductions (f)	1.15		1.15	(a)
Net investment income	0.43		0.42	(a)
Portfolio turnover	10		0	(z)
Net assets at end of period (000 omitted)	$3,197		$614

See Notes to Financial Statements

28

Financial Highlights – continued

Class B	Years ended 5/31
	2012		2011 (c)
Net asset value, beginning of period	$10.08		$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.03)		$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.38)		0.10
Total from investment operations	$(0.41)		$0.09
Less distributions declared to shareholders
From net investment income	$(0.07)		$(0.01)
From net realized gain on investments	(0.00	)(w)	—
From tax return of capital	(0.01)		—
Total distributions declared to shareholders	$(0.08)		$(0.01)
Net asset value, end of period (x)	$9.59		$10.08
Total return (%) (r)(s)(t)(x)	(4.04)		0.86	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.07		3.36	(a)
Expenses after expense reductions (f)	1.90		1.90	(a)
Net investment loss	(0.30)		(0.55	)(a)
Portfolio turnover	10		0	(z)
Net assets at end of period (000 omitted)	$765		$153

Class C	Years ended 5/31
	2012		2011 (c)
Net asset value, beginning of period	$10.08		$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.03)		$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.38)		0.10
Total from investment operations	$(0.41)		$0.09
Less distributions declared to shareholders
From net investment income	$(0.08)		$(0.01)
From net realized gain on investments	(0.00	)(w)	—
From tax return of capital	(0.01)		—
Total distributions declared to shareholders	$(0.09)		$(0.01)
Net asset value, end of period (x)	$9.58		$10.08
Total return (%) (r)(s)(t)(x)	(4.11)		0.88	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.09		3.38	(a)
Expenses after expense reductions (f)	1.90		1.90	(a)
Net investment loss	(0.31)		(0.40	)(a)
Portfolio turnover	10		0	(z)
Net assets at end of period (000 omitted)	$1,231		$238

See Notes to Financial Statements

29

Financial Highlights – continued

Class I	Years ended 5/31
	2012		2011 (c)
Net asset value, beginning of period	$10.09		$10.00
Income (loss) from investment operations
Net investment income (d)	$0.06		$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(0.37)		0.10
Total from investment operations	$(0.31)		$0.11
Less distributions declared to shareholders
From net investment income	$(0.16)		$(0.02)
From net realized gain on investments	(0.00	)(w)	—
From tax return of capital	(0.02)		—
Total distributions declared to shareholders	$(0.18)		$(0.02)
Net asset value, end of period (x)	$9.60		$10.09
Total return (%) (r)(s)(x)	(3.08)		1.07	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07		2.32	(a)
Expenses after expense reductions (f)	0.90		0.90	(a)
Net investment income	0.65		0.37	(a)
Portfolio turnover	10		0	(z)
Net assets at end of period (000 omitted)	$107,665		$39,829

Class R1	Years ended 5/31
	2012		2011 (c)
Net asset value, beginning of period	$10.08		$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.03)		$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.38)		0.09
Total from investment operations	$(0.41)		$0.08
Less distributions declared to shareholders
From net investment income	$(0.07)		$(0.00	)(w)
From net realized gain on investments	(0.00	)(w)	—
From tax return of capital	(0.01)		—
Total distributions declared to shareholders	$(0.08)		$(0.00	)(w)
Net asset value, end of period (x)	$9.59		$10.08
Total return (%) (r)(s)(x)	(4.06)		0.81	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.05		3.37	(a)
Expenses after expense reductions (f)	1.90		1.90	(a)
Net investment loss	(0.35)		(0.61	)(a)
Portfolio turnover	10		0	(z)
Net assets at end of period (000 omitted)	$97		$101

See Notes to Financial Statements

30

Financial Highlights – continued

Class R2	Years ended 5/31
	2012		2011 (c)
Net asset value, beginning of period	$10.08		$10.00
Income (loss) from investment operations
Net investment income (d)	$0.01		$(0.00	)(w)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.37)		0.09
Total from investment operations	$(0.36)		$0.09
Less distributions declared to shareholders
From net investment income	$(0.11)		$(0.01)
From net realized gain on investments	(0.00	)(w)	—
From tax return of capital	(0.02)		—
Total distributions declared to shareholders	$(0.13)		$(0.01)
Net asset value, end of period (x)	$9.59		$10.08
Total return (%) (r)(s)(x)	(3.57)		0.89	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55		2.87	(a)
Expenses after expense reductions (f)	1.40		1.40	(a)
Net investment income (loss)	0.14		(0.12	)(a)
Portfolio turnover	10		0	(z)
Net assets at end of period (000 omitted)	$97		$101

Class R3	Years ended 5/31
	2012		2011 (c)
Net asset value, beginning of period	$10.08		$10.00
Income (loss) from investment operations
Net investment income (d)	$0.04		$0.00	(w)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.37)		0.09
Total from investment operations	$(0.33)		$0.09
Less distributions declared to shareholders
From net investment income	$(0.14)		$(0.01)
From net realized gain on investments	(0.00	)(w)	—
From tax return of capital	(0.02)		—
Total distributions declared to shareholders	$(0.16)		$(0.01)
Net asset value, end of period (x)	$9.59		$10.08
Total return (%) (r)(s)(x)	(3.33)		0.93	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.30		2.62	(a)
Expenses after expense reductions (f)	1.15		1.15	(a)
Net investment income	0.39		0.14	(a)
Portfolio turnover	10		0	(z)
Net assets at end of period (000 omitted)	$98		$101

See Notes to Financial Statements

31

Financial Highlights – continued

Class R4	Years ended 5/31
	2012		2011 (c)
Net asset value, beginning of period	$10.08		$10.00
Income (loss) from investment operations
Net investment income (d)	$0.06		$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(0.37)		0.09
Total from investment operations	$(0.31)		$0.10
Less distributions declared to shareholders
From net investment income	$(0.16)		$(0.02)
From net realized gain on investments	(0.00	)(w)	—
From tax return of capital	(0.02)		—
Total distributions declared to shareholders	$(0.18)		$(0.02)
Net asset value, end of period (x)	$9.59		$10.08
Total return (%) (r)(s)(x)	(3.08)		0.97	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05		2.37	(a)
Expenses after expense reductions (f)	0.90		0.90	(a)
Net investment income	0.64		0.39	(a)
Portfolio turnover	10		0	(z)
Net assets at end of period (000 omitted)	$98		$101

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, March 30, 2011, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(z)	Less than 0.5%.

See Notes to Financial Statements

32

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Absolute Return Fund (the fund) is a series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on

33

Notes to Financial Statements – continued

which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to

34

Notes to Financial Statements – continued

fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of May 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$9,496,323	$—	$9,496,323
Non-U.S. Sovereign Debt	—	12,120,133	—	12,120,133
Corporate Bonds	—	41,406,183	—	41,406,183
Residential Mortgage-Backed Securities	—	4,645,940	—	4,645,940
Commercial Mortgage-Backed Securities	—	525,581	—	525,581
Asset-Backed Securities (including CDOs)	—	7,171,146	—	7,171,146
Foreign Bonds	—	26,260,126	—	26,260,126
Mutual Funds	12,620,529	—	—	12,620,529
Total Investments	$12,620,529	$101,625,432	$—	$114,245,961

Other Financial Instruments
Futures contracts	$100,626	$(939,625)	$—	$(838,999)
Forward Foreign Currency Exchange Contracts	—	(265,323)	—	(265,323)

35

Notes to Financial Statements – continued

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives in an attempt to adjust exposure to markets, asset classes, and currencies based on the adviser’s assessment of the relative attractiveness of such markets, asset classes, and currencies. Derivatives are used to increase or decrease the fund’s exposure to markets, asset classes, or currencies resulting from the fund’s individual security selections, and to expose the fund to markets, asset classes, or currencies in which the fund’s individual security selection has resulted in little or no exposure. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase or decrease market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, futures contracts, and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at May 31, 2012 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$150,504	$(110,730)
Foreign Exchange	Forward Foreign Currency Exchange	683,858	(949,181)
Equity	Equity Futures	625,819	(1,504,592)
Total		$1,460,181	$(2,564,503)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities. The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

36

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended May 31, 2012 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency	Investments (Purchased Options)
Interest Rate	$(1,110,812)	$—	$—
Foreign Exchange	—	(493,425)	—
Equity	(1,521,565)	—	(42,646)
Total	$(2,632,377)	$(493,425)	$(42,646)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended May 31, 2012 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Interest Rate	$81,314	$—	$—
Foreign Exchange	—	(252,337)	—
Equity	(941,924)	—	4,882
Total	$(860,610)	$(252,337)	$4,882

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

37

Notes to Financial Statements – continued

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as “Restricted cash”. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market, interest rate, duration, or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments

38

Notes to Financial Statements – continued

(variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

39

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended May 31, 2012, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for

40

Notes to Financial Statements – continued

financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	5/31/12	5/31/11
Ordinary income (including any short-term capital gains)	$1,557,822	$43,608
Long-term capital gains	3,049	—
	$1,560,871	$43,608
Tax return of capital (b)	246,470	—
Total distributions	$1,807,341	$43,608

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/12
Cost of investments	$114,438,292
Gross appreciation	764,641
Gross depreciation	(956,972)
Net unrealized appreciation (depreciation)	$(192,331)
Capital loss carryforwards	(1,972,129)
Post-October capital loss deferral	(882,642)
Other temporary differences	(1,339,733)

As of May 31, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Short-term losses	$(1,751,207)
Long-term losses	(220,922)
Total	$(1,972,129)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share

41

Notes to Financial Statements – continued

dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments		From tax return of capital
	Year ended 5/31/12	Year ended 5/31/11 (c)	Year ended 5/31/12	Year ended 5/31/11 (c)	Year ended 5/31/12	Year ended 5/31/11 (c)
Class A	$37,564	$912	$104	$—	$5,943	$—
Class B	5,088	92	30	—	805	—
Class C	8,423	185	43	—	1,333	—
Class I	1,501,926	42,007	2,881	—	237,629	—
Class R1	712	13	3	—	113	—
Class R2	1,145	93	3	—	181	—
Class R3	1,362	133	3	—	216	—
Class R4	1,581	173	3	—	250	—
Total	$1,557,801	$43,608	$3,070	$—	$246,470	$—
(c)	For the period from the commencement of the fund’s operations, March 30, 2011, through the stated period end.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.65%
Next $1.5 billion of average daily net assets	0.55%
Average daily net assets in excess of $2.5 billion	0.50%

The management fee incurred for the year ended May 31, 2012 was equivalent to an annual effective rate of 0.65% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses do not exceed the following rates annually of each class’ average daily net assets:

Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4
1.15%	1.90%	1.90%	0.90%	1.90%	1.40%	1.15%	0.90%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2013. For the year ended May 31, 2012, this reduction amounted to $166,873 and is reflected as a reduction of total expenses in the Statement of Operations.

42

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $2,249 for the year ended May 31, 2012, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$6,649
Class B	0.75%	0.25%	1.00%	1.00%	6,966
Class C	0.75%	0.25%	1.00%	1.00%	11,035
Class R1	0.75%	0.25%	1.00%	1.00%	987
Class R2	0.25%	0.25%	0.50%	0.50%	496
Class R3	—	0.25%	0.25%	0.25%	248
Total Distribution and Service Fees					$26,381

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2012 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2012, were as follows:

Amount
Class A	$—
Class B	406
Class C	162

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the

43

Notes to Financial Statements – continued

fund’s Board of Trustees. For the year ended May 31, 2012, the fee was $660, which equated to 0.0007% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended May 31, 2012, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,816.

Effective January 1, 2012, the fund was added to a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), under which each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the period January 1, 2012 through May 31, 2012, these costs for the fund amounted to $148,439 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2012 was equivalent to an annual effective rate of 0.0253% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended May 31, 2012, the aggregate fees paid by the

44

Notes to Financial Statements – continued

fund to Tarantino LLC and Griffin Compliance LLC were $796 and are included in “Miscellaneous” expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $362, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$14,482,185	$3,716,224
Investments (non-U.S. Government securities)	$70,299,248	$4,252,183

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/12		Year ended 5/31/11 (c)
	Shares	Amount	Shares	Amount
Shares sold
Class A	422,531	$4,171,939	65,202	$654,177
Class B	104,285	1,027,980	15,206	152,287
Class C	137,166	1,352,006	23,555	236,347
Class I	7,558,980	75,340,272	6,372,067	64,075,468
Class R1	—	—	10,000	100,000
Class R2	—	—	10,000	100,000
Class R3	—	—	10,000	100,000
Class R4	—	—	10,000	100,000
	8,222,962	$81,892,197	6,516,030	$65,518,279

45

Notes to Financial Statements – continued

	Year ended 5/31/12		Year ended 5/31/11 (c)
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	4,420	$43,220	90	$912
Class B	593	5,794	9	89
Class C	1,001	9,772	18	185
Class I	177,822	1,742,436	4,163	42,007
Class R1	85	828	1	13
Class R2	136	1,329	9	93
Class R3	162	1,581	13	133
Class R4	187	1,834	17	173
	184,406	$1,806,794	4,320	$43,605
Shares reacquired
Class A	(154,503)	$(1,512,430)	(4,425)	$(44,514)
Class B	(40,320)	(392,116)	—	—
Class C	(33,310)	(323,369)	—	—
Class I	(467,257)	(4,589,510)	(2,429,998)	(24,518,680)
	(695,390)	$(6,817,425)	(2,434,423)	$(24,563,194)
Net change
Class A	272,448	$2,702,727	60,867	$610,575
Class B	64,558	641,658	15,215	152,376
Class C	104,857	1,038,409	23,573	236,532
Class I	7,269,545	72,493,199	3,946,232	39,598,795
Class R1	85	828	10,001	100,013
Class R2	136	1,329	10,009	100,093
Class R3	162	1,581	10,013	100,133
Class R4	187	1,835	10,017	100,173
	7,711,978	$76,881,566	4,085,927	$40,998,690

(c)	For the period from the commencement of the fund’s operations, March 30, 2011, through the stated period end.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Conservative Allocation Fund, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, the MFS Lifetime Retirement Income Fund, the MFS Lifetime 2020 Fund, and the MFS Lifetime 2010 Fund were the owners of record of approximately 32%, 30%, 26%, 3%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2030 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.

46

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended May 31, 2012, the fund’s commitment fee and interest expense were $560 and $732, respectively, and are included in “Miscellaneous expense” on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	899,221	80,283,124	(68,561,816)	12,620,529

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$12,678	$12,620,529

47

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and the Shareholders of MFS Absolute Return Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Absolute Return Fund (one of the portfolios comprising MFS Series Trust X) (the “Fund”) as of May 31, 2012, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from March 30, 2011 (the commencement of the Fund’s operations) through May 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Absolute Return Fund as of May 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from March 30, 2011 (the commencement of the Fund’s operations) through May 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 17, 2012

48

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of July 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

49

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A
John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A
J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

50

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

51

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A
Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

52

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers
James Calmas, Benjamin Nastou, Natalie Shapiro & Linda Zhang

53

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2011 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $4,000 as capital gain dividends paid during the fiscal year.

54

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

55

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

56

Save paper with eDelivery.

MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended May 31, 2012 and 2011, audit fees billed to the Funds by Deloitte and E&Y were as follows:

	Audit Fees
	2012	2011
Fees billed by Deloitte:
MFS International Diversification	39,292	37,847
Fund	63,140	30,800
MFS Absolute Return Fund	102,432	68,647

	Audit Fees
	2012	2011
Fees billed by E&Y:
MFS Aggressive Growth Allocation Fund	26,530	25,564
MFS Conservative Allocation Fund	26,530	25,564
MFS Emerging Markets Equity Fund	48,581	46,306
MFS Growth Allocation Fund	26,530	25,564
MFS International Growth Fund	48,684	46,887
MFS International Value Fund	48,684	46,887
MFS Moderate Allocation Fund MFS Global Bond Fund	26,530 35,866	25,564 23,300
	287,935	265,636

For the fiscal years ended May 31, 2012 and 2011, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2012	2011	2012	2011	2012	2011
Fees billed by Deloitte:
To MFS International Diversification Fund	0	0	6,831	6,575	1,328	1,158
To MFS Absolute Return Fund	0	0	10,910	10,500	1,328	0
Total fees billed by Deloitte To above Funds:	0	0	17,741	17,075	2,656	1,158

	Audit-Related Fees		Tax Fees		All Other Fees
	2012	2011[5]	2012	2011	2012	2011
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS International Diversification Fund*	1,285,664	1,179,704	0	0	0	113,100
To MFS and MFS Related Entities of MFS Absolute Return Fund*	1,285,664	1,179,704	0	0	0	113,100

	2012	2011[5]
Aggregate fees for non-audit services:
To MFS International Diversification Fund, MFS and MFS Related Entities#	1,691,893	1,521,753
To MFS Absolute Return Fund, MFS and MFS Related Entities#	1,695,972	1,524,520

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2012	2011	2012	2011[5]	2012	2011
Fees billed by E&Y:
To MFS Aggressive Growth Allocation Fund	0	0	4,853	4,671	0	0
To MFS Conservative Allocation Fund	0	0	4,853	4,671	0	0
To MFS Emerging Markets Equity Fund	0	0	9,331	8,910	0	0
To MFS Growth Allocation Fund	0	0	4,853	4,671	0	0
To MFS International Growth Fund	0	0	9,331	8,910	0	0
To MFS International Value Fund	0	0	9,331	8,910	0	0
To MFS Moderate Allocation Fund	0	0	4,853	4,671	0	0
To MFS Global Bond Fund	0	0	9,247	8,900	0	0
Total fees billed by E&Y To above Funds:	0	0	56,652	54,314	0	0

	Audit-Related Fees		Tax Fees		All Other Fees
	2012	2011	2012	2011	2012	2011
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Aggressive Growth Allocation Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Conservative Allocation Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Emerging Markets Equity Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Growth Allocation Fund*	0	0	0	0	0	0

To MFS and MFS Related Entities of MFS International Growth Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS International Value Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Moderate Allocation Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Global Bond Fund*	0	0	0	0	0	0

	2012	2011[5]
Aggregate fees for non-audit services:
To MFS Aggressive Growth Allocation Fund, MFS and MFS Related Entities#	154,853	4,671
To MFS Conservative Allocation Fund, MFS and MFS Related Entities#	154,853	4,671
To MFS Emerging Markets Equity Fund, MFS and MFS Related Entities#	159,331	8,910
To MFS Growth Allocation Fund, MFS and MFS Related Entities#	154,853	4,671
To MFS International Growth Fund, MFS and MFS Related Entities#	159,331	8,910
To MFS International Value Fund, MFS and MFS Related Entities#	159,331	8,910
To MFS Moderate Allocation Fund, MFS and MFS Related Entities# To MFS Global Bond Fund, MFS and MFS Related Entities#	154,853 159,247	4,671 8,900

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

1	The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.
2	The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.
3	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.
4	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
5	Certain fees reported in 2011 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended May 31, 2011.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS.

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST X

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: July 17, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: July 17, 2012

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: July 17, 2012

*	Print name and title of each signing officer under his or her signature.